UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05010

THE HUNTINGTON FUNDS
(Exact name of registrant as specified in charter)

2960 North Meridian Street, Suite 300 Attn: Huntington Fund Officer
Indianapolis, IN 46208
(Address of principal executive offices) (Zip code)

Ronald J. Corn, Esq.
The Huntington National Bank
41 South High Street
Columbus, Ohio 43287
(Name and address of agent for service)
Copies to:
David C. Mahaffey, Esq and Nicole M. Crum, Esq.
Sullivan & Worcester
1666 K Street, N.W.
Washington, DC 20006

Registrant’s telephone number, including area code: 1-800-253-0412

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2008

Item 1. Reports to Stockholders.

[Logo of Huntington Funds]

Annual
Shareholder
Report

Money Market Funds

Huntington Money Market Fund
Huntington Ohio Municipal Money Market Fund
Huntington Tax-Free Money Market Fund
Huntington U.S. Treasury Money Market Fund

Equity Funds

Huntington Dividend Capture Fund
Huntington Growth Fund
Huntington Income Equity Fund
Huntington International Equity Fund
Huntington Macro 100 Fund
Huntington Mid Corp America Fund
Huntington New Economy Fund
Huntington Real Strategies Fund
Huntington Rotating Markets Fund
Huntington Situs Fund
Huntington Technical Opportunities Fund

Income Funds

Huntington Fixed Income Securities Fund
Huntington Intermediate Government Income Fund
Huntington Michigan Tax-Free Fund
Huntington Mortgage Securities Fund
Huntington Ohio Tax-Free Fund
Huntington Short/Intermediate Fixed Income Securities Fund

DECEMBER 31, 2008

TRUST SHARES
INVESTMENT A SHARES
INVESTMENT B

Dividend Capture Fund As of 12/31/08

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
Kirk Mentzer, MBA, Director of Research
Senior Vice President
B. Randolph Bateman, CFA, Chief Investment Officer
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2008, the Huntington Dividend Capture Fund’s Trust Shares, Investment A Shares and Investment B Shares produced total returns (not including the deduction of applicable sales charges) of (29.26)%, (29.41)% and (29.80)%, respectively, based on net asset value. This outperformed the total return of (37.00)% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500),1 as well as the (31.50)% total return for the Dividend Capture Indices Blend (DCIB).2 The Fund is managed using our top-down style and portfolio construction techniques, which are aimed at producing a high level of stable income and low volatility. In general terms, income-producing stocks lagged the overall market performance during the fiscal year. Below are the highlights from the Fund’s three asset classes:

  Preferred Stocks--The Fund held core, stable holdings from high quality issuers during the reporting period. This asset class was the best performing of the Fund’s three asset classes during 2008 with a total return of (25.24)%. Tight credit conditions, leveraged investor selling and tax selling all contributed to a difficult operating environment. However, the Fund was able to benefit from several well-capitalized issuers that were able to hold value and avoid many of the issuers that failed in 2008.
  Common Stocks--A massive credit freeze, falling confidence, the recession and the deleveraging process served to drive all major world equity markets substantially down in 2008. Indiscriminate forced selling produced much of the pressure. Only the most stable of companies or markets were able to demonstrate any semblance of positive returns. Large capitalized value companies generated a disappointing (39.22)% total return for the year, as measured by the S&P 500/Citigroup Value Index.3 Thus, sector performance favored the most stable earnings producing areas: Consumer Staples, Healthcare, Utilities and Telecommunications. The Fund’s holdings in these areas produced better returns versus broad market averages.
  Real Estate Investment Trusts (REITs)4--Real estate performance was similar to common stocks for the fiscal year, illustrating the difficulty of finding good relative value investments. As measured by the NAREIT Index (NAREIT),5 REITs produced a total return of (37.34)% as the housing markets collapsed and financing became more difficult. As such, the Fund’s exposure to REITS was not as helpful as in previous years to the Fund’s performance.

For the reporting period ended December 31, 2008, the Fund’s performance was positively impacted by the inclusion of high quality issuers with stable earnings streams, income producing assets and value style investing.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

  The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500/Citi Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund’s sector diversification. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

(3) The S&P 500/Citigroup Value Index is a capitalization-weighted index comprised of the stocks in the S&P 500 having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

(4) Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks.

(5) The NAREIT represents returns for the National Association of Real Estate Investment Trust Equity Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Dividend Capture Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/08	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date Return (1)
Trust	(29.26)%	(8.58)%	(2.21)%	1.89%
Investment A	(29.41)%	(8.79)%	(2.45)%	1.65%
Investment A, with load	(33.44)%	(10.57)%	(3.60)%	0.88%
Investment B	(29.80)%	(9.26)%	(2.96)%	1.11%
Investment B, with CDSC	(33.12)%	(10.00)%	(3.23)%	1.11%

$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
3/1/01
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06
Dec-07
12/31/08
$11,579
$11,289
$10,906
$10,173
$8,403
$11,579 Huntington Dividend Capture Fund, Trust
$10,173 Huntington Dividend Capture Fund, Investment A*
$10,906 Huntington Dividend Capture Fund, Investment B**
$8,403 S&P 500†
$11,289 DCIB†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.56%
B	2.06%
Trust	1.31%

The above expense ratios are from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all Share classes on March 1, 2001.

† The S&P 500 and DCIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

Growth Fund As of 12/31/08

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
Martina Cheung, CFA, CMT, MBA
Vice President
Jenny Jiang, CPA
Assistant Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2008, the Huntington Growth Fund produced total returns (not including the deduction of applicable sales charges) of (37.76)%, (37.92)% and (38.21)% for Trust Shares, Investment A Shares and Investment B Shares, respectively, based on net asset value. This underperformed the total return of (34.92)% for the Standard & Poor’s 500/Citigroup Growth Index (S&P 500 CGI),1 the Fund’s benchmark, and a total return of (37.00)% for the Standard & Poor’s 500 Index (S&P 500)2 for the reporting period.

The Fund continued to maintain a well-diversified portfolio across various industry sectors with 58 stocks at the fiscal year end.3 The Fund had been outperforming its benchmark through the first half of 2008, but was hurt by dramatic declines in the Energy and Material sectors in the third quarter. While the Fund was already underweight in the Energy sector during the third quarter, the fact that Exxon Mobil was the best performing stock within this sector and represented 10% of the benchmark, resulted in underperformance in one of the highest weighting sectors within the Fund’s benchmark. We repositioned our Fund to be more defensive towards the end of the third quarter, and were able to narrow down the underperformance during the fourth quarter.

From a stock selection standpoint, the top contributors were Wal-Mart Stores (WMT), Celgene (CELG) and Gilead Science (GILD), which provided double-digit returns despite the bear market conditions in 2008. The worst performers were Research-In-Motion (RIMM), Apple (APPL) and Google (GOOG).

The Fund continued to use a disciplined approach of utilizing quantitative, qualitative and technical strategies in making stock selections. Throughout the fiscal year, we eliminated unfavorable positions based on our disciplined approach, reduced concentrated positions and implemented sector bias changes based on the sector strategy of Huntington Asset Advisors, Inc.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

  The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 CGI is a capitalization-weighted index comprised of stocks in the S&P 500 having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) Diversification does not assure a profit nor protect against loss.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Growth Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/08	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return
Trust	(37.76)%	(7.88)%	(3.10)%	(2.50)%
Investment A	(37.92)%	(8.11)%	(3.34)%	(2.75)%
Investment A, with load	(41.48)%	(9.90)%	(4.48)%	(3.33)%
Investment B (1)	(38.21)%	(8.55)%	(3.81)%	(3.26)%
Investment B, with CDSC (1)	(40.98)%	(9.13)%	(4.04)%	(3.26)%

$25,000
$20,000
$15,000
$10,000
$5,000
12/31/1998
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
12/31/2008
$8,700
$7,760
$7,262
$7,180
$7,129
$7,760 Huntington Growth Fund, Trust
$7,129 Huntington Growth Fund, Investment A*
$7,180 Huntington Growth Fund, Investment B**
$8,700 S&P 500†
$7,262 S&P 500 CGI†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.38%
B	1.88%
Trust	1.13%

The above expense ratios are from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and S&P 500 CGI have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Investment B Shares commenced operations on May 1, 2000. Prior to May 1, 2000, performance is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The S&P 500 and S&P 500 CGI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

Income Equity Fund As of 12/31/08

Management’s Discussion of Fund Performance
Portfolio Manager: Craig J. Hardy, CFA, MBA
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2008, the total returns (not including the deduction of applicable sales charges) for the Huntington Income Equity Fund were (38.35)%, (38.47)% and (38.81)% for Trust Shares, Investment A Shares and Investment B Shares, respectively, based on net asset value. These returns outperformed the total return of (39.22)% for the Standard & Poor’s 500/Citigroup Value Index (S&P 500 CVI),1 the Fund’s benchmark. The Standard & Poor’s 500 Index (S&P 500)2 returned (37.00)% for the same period.

During the fiscal year, the Fund was positioned relatively conservatively, with an emphasis on stocks with above-average dividend yields, reasonable dividend growth prospects and value orientation. Constructing the Fund with those characteristics meant that the Fund’s largest sector exposure during the fiscal year was in the Financial sector. This combination of characteristics produced returns for the Fund that were slightly better than the return of the S&P 500 CVI, and slightly lower than the return of the S&P 500 for the reporting period.

The sectors that contributed most positively to the performance of the Fund during the fiscal year were Healthcare, Utilities and Consumer Staples. During a year of general stock market weakness, these three sectors provided a degree of earnings stability and lesser economic sensitivity. The sectors that most negatively impacted the Fund’s performance during the reporting period were Basic Materials, Consumer Discretionary and Industrial. These sectors were negatively affected by a recessionary economic environment and economic cyclicality.

The stocks that contributed most positively to the performance of the Fund during the fiscal year were Teco Energy, Archer Daniels Midland Convertible Preferred, General Mills and Vodafone Group. The stocks that most negatively impacted Fund performance during the fiscal year were Lehman Brothers Holdings, Ingersoll-Rand, Regions Financial Corp. and CBS Corp.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

  The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 CVI is a capitalization-weighted index comprised of the stocks in the S&P 500 having the lowest price to book ratios and consists of approximately half of the S&P 500 on a market capitalization basis. The S&P/Citigroup multifactor methodology is used to score constituents, which are weighted according to market cap and classified as value. The index has a relatively low turnover. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Income Equity Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/08	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return
Trust	(38.35)%	(11.23)%	(3.99)%	(1.83)%
Investment A	(38.47)%	(11.44)%	(4.22)%	(2.07)%
Investment A, with load	(42.00)%	(13.17)%	(5.35)%	(2.65)%
Investment B (1)	(38.81)%	(11.90)%	(4.71)%	(2.56)%
Investment B, with CDSC (1)	(41.79)%	(12.55)%	(4.95)%	(2.56)%

$27,000
$23,000
$19,000
$15,000
$11,000
$7,000
12/31/1998
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
12/31/2008
$9,755
$8,700
$8,314
$7,717
$7,645
$8,314 Huntington Income Equity Fund, Trust
$7,645 Huntington Income Equity Fund, Investment A*
$7,717 Huntington Income Equity Fund, Investment B**
$8,700 S&P 500†
$9,755 S&P 500 CVI†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.39%
B	1.89%
Trust	1.14%

The above expense ratios are from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and the S&P 500 CVI have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425). Effective May 1, 2000, the maximum sales load became 5.75%.

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Investment B Shares commenced operations on May 1, 2000. Prior to May 1, 2000, performance is based on the performance of Investment A Shares adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The S&P 500 and the S&P 500 CVI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

International Equity Fund As of 12/31/08

Management’s Discussion of Fund Performance
Portfolio Manager: Madelynn M. Matlock, CFA, MBA
Director of International Investments
Senior Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2008, the Huntington International Equity Fund produced total returns (not including the deduction of applicable sales charges) of (41.73)%, (41.88)%, and (42.19)% for its Trust Shares, Investment A Shares and Investment B Shares, respectively, based on net asset value. This outperformed the total return of (43.06)% for the Morgan Stanley Capital International (MSCI) Europe, Far East and Australasia Index (MSCI-EAFE),1 the Fund’s benchmark index. The Fund’s outperformance of the MSCI-EAFE, was influenced by two main factors: its allocation to positive fundamental factors and its exposure to various economic sectors.

The regional allocation of the Fund during its fiscal year included a small overweight to Asia-Pacific markets, including Japan, Singapore, Malaysia, Australasia, Taiwan and India and a small underweight to European markets. This regional balance was slightly detrimental to Fund performance versus the MSCI-EAFE. The Fund’s portfolio had nearly a full weighting in the Japanese market, as compared to the MSCI-EAFE for most of the year, which aided performance during the second half of the year on that market’s outperformance.

The Fund’s performance was also helped by its overweighting in the Industrial and Consumer Staples sectors during the fiscal year, as they did relatively well for most of the year. The Fund’s low holdings in Energy and Materials stocks during the fiscal year became a positive factor after holding back gains, as those shares performed poorly in the second half. Financial stocks continued to be underweighted in the portfolio, and they significantly underperformed the overall MSCI-EAFE, which was a boost to relative performance. Healthcare and Technology stocks were better than average sectors compared to the overall MSCI-EAFE. The Fund had a higher exposure to both groups, which helped overall performance. In general, the Fund’s sector allocation had a positive impact on performance relative to the MSCI-EAFE gain for the year. Fundamentally, larger capitalization stocks and stocks with less volatile price movements compared to the market also helped performance.

The fourth quarter was a disappointment after a relatively good performance earlier in the year. The differentiation in the performance of individual stocks in the overall market was very small. Even the most stable and liquid of companies succumbed to the selling pressure that came from investors rushing to raise cash. Typically, our fundamental focus on stocks and sector weightings produce the value added to performance. The Fund’s portfolio declined with the market, despite a focus on high quality stocks and relatively light holdings in some of the more hard-pressed financial sectors. Most of the other factors influencing relative performance made little difference, including regional exposure, country weighting and currency exposure.

The U.S. dollar gained ground versus the euro and most of the “commodity currencies” (Canadian, Australian and Norwegian) during 2008, as well as over 20% versus the British pound. The net effect was a drag on the MSCI-EAFE return, offset by a surge in the Japanese yen. Almost all of this currency action took place in the fourth quarter. The Fund’s stocks denominated in most currencies lost ground from the dollar’s gain, although the actual earnings effects on most of the companies in the portfolio was much more muted.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

  The composition of the Fund’s holdings is subject to change.

International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

(1) The MSCI-EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Comparison of Change in the Value of a $10,000 Investment in the Huntington International Equity Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/08	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date Return (1)
Trust	(41.73)%	(4.66)%	3.57%	0.89%
Investment A	(41.88)%	(4.89)%	3.33%	0.63%
Investment A, with load	(45.23)%	(6.76)%	2.11%	(0.12)%
Investment B	(42.19)%	(5.37)%	2.80%	0.14%
Investment B, with CDSC	(44.93)%	(6.15)%	2.47%	0.14%

$24,000
$20,000
$16,000
$12,000
$8,000
$4,000
3/1/2001
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Dec-06
Dec-07
12/31/2008
$11,099
$10,716
$10,110
$9,904
$10,716 Huntington International Equity Fund, Trust
$9,904 Huntington International Equity Fund, Investment A*
$10,110 Huntington International Equity Fund, Investment B**
$11,099 MSCI-EAFE†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.82%
B	2.32%
Trust	1.57%

The above expense ratios are from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all share classes on March 1, 2001.

† The MSCI-EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Macro 100 Fund As of 12/31/08

Management’s Discussion of Fund Performance
Investment Advisor: Randy Bateman, CFA
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2008, the Huntington Macro 100 Fund produced total returns (not including the deduction of applicable sales charges) for the Fund’s Trust Shares, Investment A Shares and Investment B Shares of (34.32)%, (34.45)% and (34.77)% respectively, based on net asset value. This outperformed the total return of (37.00)% for the Standard & Poor’s 500 Index (S&P 500),1 the Fund’s benchmark index.

The Fund’s overperformance compared to the S&P 500 was, in large part, attributable to changes in the weighting in the Energy sector, as well as a reduction in the overweighted Financial sector during the course of the fiscal year. The writing of both put and call option contracts during mid-year also added to cash flow and helped reduce exposure to the financial industry. As a result of its 268 basis point positive differential to its benchmark, the Macro 100 Fund (Trust Shares) received a 3 Star Overall Morningstar Rating™, as of December 31, 2008, in the Large Growth category out of 1507 funds. This was a significant improvement from the 1 Star Overall Morningstar Rating™, which the Fund carried during the first half of 2008.2 Morningstar ratings are based on risk adjusted total return. The overall rating is derived from a weighted average of a fund’s three-, five-, and ten-year average annual returns, as applicable.

At mid-year, the Fund’s management was changed to allow the day-to-day stock and sector selection decisions to be made by Huntington Asset Advisors, Inc. Previously, Laffer Investments had been the sub-adviser to the Fund and carried those responsibilities. Experience in option strategies was needed to improve the performance of the Fund and those techniques are significant strengths of Huntington Asset Advisors’ investment management process. As a consultant, Laffer continues to provide valuable input from a macro economic perspective as well as stock selection criteria.

Given the Fund’s macroeconomic approach to the investment process, macro events in the markets directly affected Fund performance. The overall economic environment during the fiscal year was again volatile. During the first half of the past fiscal year, the United States experienced continued increases in oil and commodity prices, which created short-run financial and economic shocks and an extension of the volatility in the markets from 2007. Added to this was a Federal Reserve that has been very slow to accommodate the credit crisis issues associated with sub-prime, CDO (Collateralized Debt Obligations) and housing problems. The failure of very visible financial institutions, such as Washington Mutual, Lehman Brothers, Merrill Lynch and National City, created considerable investor doubt in even the largest of U.S. institutions. These factors directly affected the positioning of the macro factors used to select the Fund’s holdings and contributed to the market’s dismal performance during the fiscal period.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

  The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. Investment A Shares and Investment B Shares each received a 2 Star Overall Morningstar Rating out of 1,507 funds as of December 31, 2008. For the 3-year period ended 12/31/08, Trust Shares received 3 stars and was rated among 1,507 funds, Investment A Shares received 2 stars and was rated among 1,507 funds, and Investment B Shares received 2 stars and was rated among 1,507 funds. Past performance is no guarantee of future results.

© 2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Macro 100 Fund, Trust Shares and Investment Shares

$20,000
$17,000
$14,000
$11,000
$8,000
$5,000
4/30/2004
Jun-04
Dec-04
Jun-05
Dec-05
Dec-06
Dec-07
12/31/2008
$8,943
$7,991
$7,591
$7,442
$7,991 Huntington Macro 100 Fund, Trust
$7,442 Huntington Macro 100 Fund, Investment A*
$7,591 Huntington Macro 100 Fund, Investment B**
$8,943 S&P 500†

Total Returns As of 12/31/08	One Year Return	Annualized 3 Year Return	Annualized Inception to Date Return (1)
Trust	(34.32)%	(12.08)%	(4.69)%
Investment A	(34.45)%	(12.29)%	(4.93)%
Investment A, with load	(38.24)%	(14.01)%	(6.13)%
Investment B	(34.77)%	(12.75)%	(5.40)%
Investment B, with CDSC	(38.02)%	(13.50)%	(5.73)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.79%
B	2.29%
Trust	1.54%

The above expense ratios are from the Funds’ prospectus dated May 1, 2008 (Amended August 25, 2008). Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge (CDSC). The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all share classes on April 30, 2004.

† The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Mid Corp America Fund As of 12/31/08

Management’s Discussion of Fund Performance
Portfolio Manager: Christopher M. Rowane, CFA, MBA
Senior Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2008, the Huntington Mid Corp America Fund produced total returns (not including the deduction of applicable sales charges) of (37.51)%, (37.62)% and (37.98)% for the Fund’s Trust Shares, Investment A Shares and Investment B Shares respectively, based on net asset value. In the same period the Fund’s benchmark, the Standard & Poor’s MidCap 400 Index (S&P 400),1 produced a total return of (36.23)% and the Russell Midcap Index (RMCI)2 produced a total return of (41.46)%, while the Lipper Mid Cap Core Average (LMCC)3 returned (38.53)%. The Fund slightly underperformed its benchmark.

The Fund maintained a disciplined approach of selecting high quality holdings and continued to utilize the sector strategy of Huntington Asset Advisors, Inc., which focuses on economic impact within the equity markets. This sector weighting strategy contributed to the Fund’s performance relative to its peer group. Additionally, shifts in industry performance due to short-term market changes aided the Fund’s performance. This was especially evident in the Healthcare sector, where biotechnology and pharmaceutical industries created an upswing in performance. Stock selection in the Healthcare, Technology and Utilities sectors combined with underweighting in the Consumer Discretionary sector aided Fund performance. Likewise, the Fund found itself a beneficiary of merger and acquisition activity during the fiscal year, enabling three of the Fund’s holdings to increase in value.

However, the correction that occurred in the Energy and Materials sectors had a less than market impact on Fund performance. The Fund slightly underperformed the benchmark due to stock selection, especially in the Energy and Industrial sectors. The Fund focused on the long-term sector and stock selection attributes that have added to its performance over volatile cycles. The Fund maintained a higher number of holdings than some of its peers to provide greater diversification.4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

  The composition of the Fund’s holdings is subject to change.

(1) The S&P 400 is a capitalization weighted index comprised of common stocks representing all major industries in the mid-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index.

(2) The RMCI measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) LMCC figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling in the category indicated. They do not reflect sales charges.

(4) Diversification does not assure a profit nor protect against loss.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Mid Corp America Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/08	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date Return (1)
Trust	(37.51)%	(10.04)%	(0.98)%	1.61%
Investment A	(37.62)%	(10.23)%	(1.23)%	1.34%
Investment A, with load	(41.22)%	(11.98)%	(2.40)%	0.58%
Investment B	(37.98)%	(10.71)%	(1.74)%	0.82%
Investment B, with CDSC	(41.00)%	(11.50)%	(2.08)%	0.82%

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
3/1/2001
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Dec-06
Dec-07
12/31/2008
$11,903
$11,332
$11,203
$10,870
$10,664
$10,460
$11,332 Huntington Mid Corp America Fund, Trust
$10,460 Huntington Mid Corp America Fund, Investment A*
$10,664 Huntington Mid Corp America Fund, Investment B**
$11,203 RMCI†
$11,903 S&P 400†
$10,870 LMCC†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.57%
B	2.07%
Trust	1.32%

The above expense ratios are from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400, RMCI and LMCC have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all Share classes on March 1, 2001.

† The S&P 400 and RMCI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index. The LMCC represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund’s performance.

New Economy Fund As of 12/31/08

Management’s Discussion of Fund Performance
Portfolio Manager: Randy Hare
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2008, the Huntington New Economy Fund produced total returns (not including the deduction of applicable sales charges) of (54.43)%, (54.58)% and (54.80)% for Trust Shares, Investment A Shares and Investment B Shares, respectively, based on net asset value. The Fund’s benchmark, the Standard & Poor’s Mid Cap 400 Index (S&P 400),1 had a total return of (36.23)%, while the Standard & Poor’s MidCap 400/Citigroup Growth Index (S&P 400CG)2 had a total return of (37.61)% for the fiscal year. The Fund underperformed its benchmark.

The stock selection process during 2008 continued to be driven by the sector strategy of Huntington Asset Advisors, Inc. Information Technology, Industrials and Healthcare were overweight sectors and had a positive effect on the Fund’s performance. On the downside, Energy, Materials and Telecommunication stocks were the worst performing sectors in the S&P 400. This sector performance was a reversal of the two distinct themes that had occurred over the prior 12 months, namely: 1) relative outperformance for commodities such as Energy and Materials and 2) relative underperformance for Financial and Utilities stocks. Despite the stresses experienced by financial companies, Finance stocks were the second best performing stocks in the S&P 400 for the year. Financials were under-represented in the portfolio due to their lack of productivity gains, as well as the current credit market stresses. This was a detracting factor to the Fund’s performance. However, stock selection within the Financial sector enhanced performance and UMB Financial proved to be a timely investment for the Fund.

Overall, the Fund’s focus on productivity enhancing companies hindered its performance for the year as corporations pulled back on investing for productivity growth. In addition, declining oil prices weighed heavily on many of the Fund’s energy stock holdings. This was reflected in the Fund’s underperformance relative to its benchmark.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

  The composition of the Fund’s holdings is subject to change.

(1) The S&P 400 is a capitalization-weighted index comprised of common stocks representing all major industries in the mid-range of the U.S. Stock Market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) The S&P 400CG is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is a float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P MidCap 400 that have been identified as being on the growth end of the growth-value spectrum. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

Comparison of Change in the Value of a $10,000 Investment in the Huntington New Economy Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/08	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date Return (1)
Trust	(54.43)%	(17.66)%	(5.30)%	(1.32)%
Investment A	(54.58)%	(17.86)%	(5.54)%	(1.56)%
Investment A, with load	(57.19)%	(19.47)%	(6.66)%	(2.30)%
Investment B	(54.80)%	(18.27)%	(6.02)%	(2.07)%
Investment B, with CDSC	(57.06)%	(18.89)%	(6.29)%	(2.07)%

$25,000
$21,000
$17,000
$13,000
$9,000
$5,000
3/1/2001
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Dec-06
Dec-07
12/31/2008
$11,903
$11,300
$9,013
$8,488
$8,334
$9,013 Huntington New Economy Fund, Trust
$8,334 Huntington New Economy Fund, Investment A*
$8,488 Huntington New Economy Fund, Investment B**
$11,903 S&P 400†
$11,300 S&P 400 CG†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.69%
B	2.19%
Trust	1.44%

The above expense ratios are from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 and S&P 400 CG have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% a ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on March 1, 2001.

† The S&P 400 and S&P 400 CG are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

Real Strategies Fund As of 12/31/08

Management’s Discussion of Fund Performance
Portfolio Manager: Peter Sorrentino, CFA
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2008, the Huntington Real Strategies Fund produced total returns (not including the deduction of applicable sales charges) of (53.87)%, (53.95)% and (54.20)% for Trust Shares, Investment A Shares and Investment B Shares, respectively, based upon net asset value. The Fund underperformed its benchmark, the Standard & Poor’s 500 Index (S&P 500),1 which returned (37.00)%. The Goldman Sachs Commodities Index (GSCI)2 had a total return of (46.49)% for the same period.

The Fund’s focus is the selection of physical asset related investments with the goal of reducing overall return volatility for our customer’s portfolios. This goal was particularly challenging as 2008 represented an unprecedented period of price volatility for commodities, Real Estate and Energy, which resulted in the Fund’s underperformance relative to the S&P 500. Throughout the year, the Fund was positioned across a broad range of assets with roughly a third of the Fund invested in global energy-related stocks. In addition, another quarter of the Fund was dedicated to the industrial and agricultural commodities areas, while 17% of the Fund was allocated to industrial companies that provide needed equipment and services to both areas. The balance of the Fund was deployed principally in selected Real Estate Investment Trusts (REITs)3 and industrial companies.

The one factor that all of these disparate assets shared was the collective price collapse that began the first week of July 2008 following the close of the second quarter. The topping process began in March 2008 when gold broke the $1,000 per ounce level and then retreated to the low $700 range, until the closing weeks of the year when fears regarding the future value of the U.S. dollar sent the price back over the $800 level. By the close of the third quarter this pattern repeated for all the precious and industrial metals. The greater the recent price advance, the sharper the price decline that ensued. Nowhere was this more true than in the prices for energy, as crude oil fell from its high of $145.65 per barrel on July 11, 2008 to $44.60 per barrel at year-end. With the fall of commodity prices came the collapse in price of the commodity extractors and producers. Prices for equipment and related service companies, in which the Fund was invested, quickly fell victim. Having been the Fund’s strongest sectors during the first six months of the year, Energy, Basic Material and related Industrial holdings represented the most significant negative impact to the Fund’s performance during the later half of the year.

Coal companies and mining equipment manufacturers exemplify this negative impact. The prices of the Fund’s shares of James River Coal plunged 91% from the June 20, 2008 closing high to the November 20, 2008 low, and shares of Bucyrus Intl. lost 82%. The draining of speculative excess, while brutal, seems to have been mercifully swift. As the year drew to a close, the Fund enjoyed a significant price recovery in its energy holdings. Since its Thanksgiving low, James River Coal moved from $5.09 per share to $15.33 per share at year-end. Bucyrus Intl. also advanced from $14.55 per share to $20.20 per share at year-end. The net impact to the Fund’s performance, however, was negative. On the positive side, the Fund’s two largest single holdings were tied to agriculture and both, on a relative basis, outperformed both the S&P 500 and the GSCI. The Ipath DJ AIG Livestock Total Return Sub-Index fell (28.4)% and the Power Shares DB Agriculture Fund slipped (19.3)% for the year compared to the declines in the S&P 500 and GSCI.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

  The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 is a capitalization-weighted Index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) The GSCI is a composite index of commodity sector returns and represents an unleveraged investment through broadly diversified long positions in commodity futures. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Real Strategies Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/08	One Year Return	Annualized Inception to Date Return (1)
Trust	(53.87)%	(33.26)%
Investment A	(53.95)%	(33.40)%
Investment A, with load	(56.61)%	(35.72)%
Investment B	(54.20)%	(33.77)%
Investment B, with CDSC	(56.48)%	(35.33)%

$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
5/1/2007
Jun-07
Dec-07
12/31/2008
$6,767
$6,324
$5,094
$4,832
$4,783
$5,094 Huntington Real Strategies Fund, Trust
$4,783 Huntington Real Strategies Fund, Investment A*
$4,832 Huntington Real Strategies Fund, Investment B**
$6,324 S&P 500
$6,767 GSCI

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.92%
B	2.42%
Trust	1.67%

The above expense ratios are from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and GSCI have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge (CDSC). The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all Share classes on May 1, 2007.

† The S&P 500 and GSCI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

Rotating Markets Fund As of 12/31/08

Management’s Discussion of Fund Performance
Portfolio Manager: Paul Koscik, JD
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2008, the Huntington Rotating Markets Fund produced total returns (not including the deduction of applicable sales charges) of (41.68)%, (41.81)% and (42.10)% for Trust Shares, Investment A Shares and Investment B Shares, respectively, based on net asset value. This underperformed the total return of (37.00)% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500).1 The Fund underperformed its benchmark in the fiscal year primarily due to its exposure to the Financial sector, large cap banks, and Real Estate Investment Trusts (REITs).2

The Fund began 2008 invested in the global segment of the equity markets.3 It had been invested in this sector for nearly five years, during which time it outperformed its benchmark index. In February 2008, the Fund rotated out of this global segment and into the large cap segment of the equity markets. We made this change because international equities were beginning to underperform the S&P 500 Index and the large cap segment was expected to outperform international equities in the event of continued stock market weakness. This, in fact, did occur, as the S&P 500 substantially outperformed the MSCI Europe, Far East and Australasia Index (MSCI-EAFE),4 which had a return of (43.06)% for the reporting period.

For the first three quarters of 2008, the Fund modestly underperformed the S&P 500. In the fourth quarter, however, the Fund substantially underperformed its benchmark. In September and October, the S&P 500 dropped more than 23%. The Fund’s exposure to the Financial sector in general, and REITs and large banks in particular, accounted for most of the underperformance. The Fund was unable to erase its underperformance before the end of 2008.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

* The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks.

(3) International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

(4) The MSCI-EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Rotating Markets Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/08	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date Return (1)
Trust	(41.68)%	(8.83)%	(1.49)%	(1.70)%
Investment A	(41.81)%	(9.06)%	(1.72)%	(1.94)%
Investment A, with load	(45.17)%	(10.83)%	(2.88)%	(2.70)%
Investment B (2)	(42.10)%	(9.52)%	(2.21)%	(2.43)%
Investment B, with CDSC (2)	(44.94)%	(10.35)%	(2.57)%	(2.43)%

$20,000
$17,000
$14,000
$11,000
$8,000
$5,000
5/1/2001
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
12/31/2008
$8,768
$8,324
$8,279
$8,110
$8,768 Huntington Rotating Markets Fund, Trust
$8,279 Huntington Rotating Markets Fund, Investment B**
$8,110 Huntington Rotating Markets Fund, Investment A*
$8,324 S&P 500†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.97%
B	2.47%
Trust	1.72%

The above expense ratios are from the Funds’ prospectus dated May 1, 2008 (Amended November 3, 2008). Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares and Investment A Shares commenced operations on May 1, 2001 and Investment B Shares commenced operations on May 1, 2007.

(2) Prior to May 1, 2007, performance is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Situs Fund As of 12/31/08

Management’s Discussion of Fund Performance
Portfolio Manager: B. Randolph Bateman, CFA
Chief Investment Officer
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2008, the Huntington Situs Fund produced total returns (not including the deduction of applicable sales charges) of (39.25)%, (39.44)% and (39.76)% for Trust Shares, Investment A Shares and Investment B Shares, respectively, based on net asset value. The Fund experienced a negative relative performance versus its benchmark, the Standard & Poor’s Small Cap 600 Index (S&P 600),1 which had a total return of (31.08)% for the same reporting period. This represented a return for the Fund (Trust Shares) that was 817 basis points below the benchmark index. The Fund also underperformed the Standard & Poor’s 500 Index (S&P 500),2 the broader stock market index, which had a return of (37.00)% for the reporting period.

We did note that there was a significant difference in the performance of the various capitalization indexes. Small caps significantly outperformed mid and larger caps by the end of the year.3 Nonetheless, the Fund continued to focus on its approach of utilizing, among other things, strict quantitative analysis and selecting stocks of companies with geographical location advantages. These factors have contributed to the Fund outperforming its benchmark for the longer term, but were not as helpful in 2008, a year that saw significant swings.

During the reporting period, we predicted a slower economic growth period for the coming year; therefore, the Fund made significant alterations to its commitment to the Consumer, Materials, Energy and Industrials sectors. The Fund was underexposed to Financials during much of the year, as the turmoil in the banking and brokerage businesses wreaked havoc on the stock markets and the economy. Big swings in the Energy and Commodities sectors were the primary reasons for the underperformance of the Fund relative to its benchmark index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

  The composition of the Fund’s holdings is subject to change.

(1) The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) Small company stocks may be less liquid and subject to greater price volatility than large company stocks.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Situs Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/08	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date Return (1)
Trust	(39.25)%	(9.56)%	1.64%	6.69%
Investment A	(39.44)%	(9.80)%	1.38%	6.41%
Investment A, with load	(42.92)%	(11.56)%	0.19%	5.41%
Investment B	(39.76)%	(10.26)%	0.87%	5.88%
Investment B, with CDSC	(42.65)%	(11.00)%	0.56%	5.88%

$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
9/30/02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06
Dec-07
12/31/08
$15,213
$14,988
$14,290
$13,901
$12,492
$14,988 Huntington Situs Fund, Trust
$13,901 Huntington Situs Fund, Investment A*
$14,290 Huntington Situs Fund, Investment B**
$12,492 S&P 500†
$15,213 S&P 600†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.59%
B	2.09%
Trust	1.34%

The above expense ratios are from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 600 and S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on September 30, 2002.

† The S&P 600 and S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

Technical Opportunities Fund As of 12/31/08

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
Martina Cheung, CFA, CMT, MBA
Vice President
Jenny Jiang, CPA
Assistant Vice President
Huntington Asset Advisors, Inc.

For the period beginning May 1, 2008 and ending December 31, 2008, the Huntington Technical Opportunities Fund produced total returns (not including the deduction of applicable sales charges) of (33.68)%, (33.81)% and (34.04)% for Trust Shares, Investment A Shares and Investment B Shares, respectively, based on net asset value. This slightly underperformed the total return of (33.66)% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500) for the same time period.1

The Huntington Technical Opportunities Fund was launched on May 1, 2008, during the worst bear market in decades. The strategy being followed was to identify and purchase stocks and Exchange Traded Funds2 that had the potential to outperform the Fund’s benchmark, the S&P 500 Index. The decision to purchase and sell all securities was based solely on technical analysis. The key to implementing the strategy was stock selection. The Fund was able to identify stocks that significantly outperformed their respective S&P 500 sectors. Over the last three months of the year, the majority of the Fund’s sectors were able to outperform their respective S&P 500 sectors. Sectors that produced significant outperformance included Energy and Financials. The Fund also used Exchange Traded Funds in the last quarter. These trades were a drag on performance and resulted in the slight underperformance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

  The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) An investment in an exchange-traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange traded and may also be subject to other risks, such as: (i) ETF shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted by the listing exchange’s officials. The Fund may invest in Ultrashort ETF’s which are subject to additional risks.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Technical Opportunities Fund, Trust Shares and Investment Shares

$12,000
$10,000
$8,000
$6,000
5/1/2008
Jun-08
Sept-08
12/31/2008
$6,634
$6,632
$6,268
$6,239
$6,632 Huntington Technical Opportunities, Trust
$6,268 Huntington Technical Opportunities, Investment B
$6,239 Huntington Technical Opportunities, Investment A
$6,634 S&P 500

Cumulative Returns As of 12/31/08	Annualized Inception to Date Return (1)
Trust	(33.68)%
Investment A	(33.81)%
Investment A, with load	(37.61)%
Investment B	(34.04)%
Investment B, with CDSC	(37.32)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	2.98%
B	3.48%
Trust	2.73%

The above expense ratios are from the Funds’ prospectus dated May 1, 2008 (Amended November 3, 2008). Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% contingent deferred sales charge (CDSC). The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on May 1, 2008.

† The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Fixed Income Securities Fund As of 12/31/08

Management’s Discussion of Fund Performance
Portfolio Manager: Kirk Mentzer, MBA
Senior Vice President and Director of Research
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2008, the Huntington Fixed Income Securities Fund’s Trust Shares, Investment A Shares and Investment B Shares produced total returns (not including the deduction of applicable sales charges) of 5.32%, 5.06% and 4.50%, respectively, based on net asset value. These returns compared to the Fund’s benchmark, the Barclays Government/Credit Bond Index (BGCBI),1 formerly, the Lehman Brothers Government/Credit Bond Index, which had a total return of 5.71% for the same period. The Fund’s returns were substantially better than the (4.43)% total return of the Lipper Intermediate Investment Grade Debt Funds Average,2 the Fund’s peer group.

In 2008, one of the few bright spots for investments was high quality bonds. Treasury security returns topped all categories with a total return of 20.30% for the benchmark U.S. Treasury 10-year note. Agency and mortgage-backed securities trailed with high single-digit positive returns. In contrast, corporate bonds experienced one of their worst years in history, as risk premiums soared on credit fears and forced selling.3 For the year, broad fixed income market indices produced a total return of 5.70%, as measured by the BGCBI.

The Fund generated competitive returns for its fiscal year compared to its peer group. Positive contributors to Fund performance included tactical purchases, upgrading portfolio quality, and avoiding housing related industries. The Fund did not hold any subprime mortgages or CDOs (Collateralized Debt Obligations) that proved toxic to many investors’ returns. Detractors from Fund performance mainly came from the corporate bond market where a high degree of uncertainty surrounding the housing sector impacted areas outside the affected businesses. We continued to avoid areas directly impacted by the housing decline, but that left a wide range of issuers that had minimal direct impact.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

  The composition of the Fund’s holdings is subject to change.

(1) The BGCBI (formerly, the Lehman Brothers Government/Credit Bond Index) comprises bonds that are investment grade rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s, if unrated by Moody’s. Issues must have at least one year to maturity. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(3) Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Fixed Income Securities Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/08	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return
Trust	5.32%	5.09%	4.03%	4.56%
Investment A	5.06%	4.85%	3.77%	4.30%
Investment A, with load	0.09%	3.15%	2.77%	3.80%
Investment B (1)	4.50%	4.33%	3.27%	3.73%
Investment B, with CDSC (1)	(0.50)%	3.41%	2.91%	3.73%

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$17,317
$15,625
$14,515
$14,416
12/31/98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
12/31/08
$15,625 Huntington Fixed Income Securities Fund, Trust
$14,515 Huntington Fixed Income Securities Fund, Investment A*
$14,416 Huntington Fixed Income Securities Fund, Investment B**
$17,317 BGCBI†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.30%
B	1.80%
Trust	1.05%

The above expense ratios are from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The BGCBI has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Investment B Shares commenced operations on May 1, 2000. Prior to May 1, 2000, performance is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The BGCBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Intermediate Government Income Fund As of 12/31/08

Management’s Discussion of Fund Performance
Portfolio Manager: William G. Doughty, MBA
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2008, the Huntington Intermediate Government Income Fund produced total returns (not including the deduction of applicable sales charges) of 7.88%, 7.62%, and 7.18% for Trust, Investment A and Investment B Shares, respectively, based on net asset value. This compared with the Barclays Intermediate Government/Credit Index (BIGC), formerly, the Lehman Brothers Intermediate Government/Credit Index, (the Fund’s benchmark) return of 5.07%,1 the Merrill Lynch U.S. Treasuries/Agencies 1-10 Years Index (MLTA 1-10) return of 10.54%2 and the Lipper Short-Intermediate Government Funds Average of 5.35%3 for the same period.

During 2008, the Barclays U.S. Aggregate Bond Index,4 formerly, the Lehman Brothers U.S. Aggregate Bond Index, which represents a broad bond market index, showed a return of 5.24%. Sector performance favored the U.S. Treasury market by a wide margin. The failures of Bear Stearns and Lehman Brothers, and the related credit stresses, created huge dislocations in the market. A flight to quality ensued which made Treasury markets the top performing group for the second year in a row. The Fund’s outperformance against its benchmark index, the BIGC, was due to the asset mix of the portfolio, with a heavy weighting in Treasuries and Agencies. The Mortgage portion of portfolio also benefited the Fund.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

  The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

(1) The BIGC (formerly, the Lehman Brothers Intermediate Government/Credit Index) is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) The MLTA 1-10 tracks the current 10-year Treasury securities. This index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(4) The Barclay’s U.S. Aggregate Bond Index (formerly, the Lehman Brothers U.S. Aggregate Bond Index) is composed of securities from the Barclay’s Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Intermediate Government Income Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/08	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return
Trust	7.88%	5.97%	4.37%	4.92%
Investment A	7.62%	5.71%	4.11%	4.66%
Investment A, with load	2.53%	4.02%	3.10%	4.15%
Investment B (1)	7.18%	5.22%	3.59%	4.15%
Investment B, with CDSC (1)	2.18%	4.31%	3.24%	4.15%

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/31/98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
12/31/08
$17,420
$16,963
$16,172
$15,022
$15,011
$16,172 Huntington Intermediate Government Income Fund, Trust
$15,022 Huntington Intermediate Government Income Fund, Investment A*
$15,011 Huntington Intermediate Government Income Fund, Investment B**
$16,963 BIGC†
$17,420 MLTA 1-10†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.34%
B	1.84%
Trust	1.09%

The above expense ratios are from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The BIGC and MLTA 1-10 have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Investment B Shares commenced operations on May 12, 2003. Prior to May 12, 2003, performance is based on the performance of Investment A Shares adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The BIGC and MLTA 1-10 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

Michigan Tax-Free Fund As of 12/31/08

Management’s Discussion of Fund Performance
Portfolio Manager: Kathy Stylarek
Vice President
Huntington Asset Advisors, Inc.

For the year ended December 31, 2008, the Huntington Michigan Tax-Free Fund’s Trust Shares, Investment A Shares and Investment B Shares produced total returns (not including the deduction of applicable sales charges) of 0.56%, 0.31% and (0.28)%, respectively, based on net asset value. The Fund’s benchmark, the Barclays 7-Year Municipal Bond Index (B7MB),1 formerly, the Lehman Brothers 7-year Municipal Bond Index, had a total return of 4.59% for the reporting period. The return of the Fund’s peer group, the Lipper Other States Intermediate Municipal Debt Funds Average,2 was (0.25)% for the same period. The Fund was positioned more defensively than the benchmark with a shorter duration, resulting in relative underperformance. Further, the Fund was positioned with a shorter duration of 4.92 years, in an effort to reduce interest rate risk.3

The Fund was positively impacted by the strong performance of municipals during the fiscal year. During the fiscal year, municipal bonds maintained 100-125% of their value versus Treasury yields.4 This is compared to historical average levels of value (over 20 years), which as a percentage of Treasuries, were 74%. The number of new deals continued to increase throughout the year.

In general, the low quality bond sector began to show signs of weakness in 2008. Additionally, the bond sector exhibited a great deal of volatility with buy and sell spreads widening. However, the Fund’s steady performance in the municipal market came from its holdings of higher quality general obligation and essential service bonds. The yield spread between low quality and high quality bonds began to widen during the fiscal year. The best predictable value was from the highest quality municipals, which positively affected the Fund’s performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

  The composition of the Fund’s holdings is subject to change.

(1) The B7MB (formerly, the Lehman Brothers 7-year Municipal Bond Index) is comprised of intermediate term, investment grade, tax-exempt bonds with maturities between 6 and 8 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective category indicated. They do not reflect sales charges.

(3) Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

(4) Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

Income generated by this Fund may be subject to the federal alternative minimum tax.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Michigan Tax-Free Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/08	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return
Trust	0.56%	1.92%	1.52%	2.98%
Investment A	0.31%	1.67%	1.26%	2.73%
Investment A, with load	(4.48)%	0.02%	0.28%	2.23%
Investment B (1)	(0.28)%	1.13%	0.76%	2.21%
Investment B, with CDSC (1)	(5.19)%	0.17%	0.39%	2.21%

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$15,981
$13,417
$12,465
$12,440
12/31/98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
12/31/08
$13,417 Huntington Michigan Tax-Free Fund, Trust
$12,465 Huntington Michigan Tax-Free Fund, Investment A*
$12,440 Huntington Michigan Tax-Free Fund, Investment B**
$15,981 B7MB†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.83%
B	2.33%
Trust	1.58%

The above expense ratios are from the Funds’ prospectus dated May 1, 2008 (Amended August 25, 2008). Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The B7MB has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Investment B Shares commenced operations on May 19, 2003. Prior to May 19, 2003, performance is based on the performance of Investment A Shares, adjusted for Investment B Shares 12b-1 fees and CDSC.

† The B7MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Mortgage Securities Fund As of 12/31/08

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
William G. Doughty, MBA
Vice President
Gustave J. Seasongood
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2008, the Huntington Mortgage Securities Fund produced returns (not including the deduction of applicable sales charges) of 2.45%, 2.16%, and 1.62% for the Fund’s Trust, Investment A and Investment B Shares, respectively, based on net asset value. This compared to the total return of 8.34% for the Fund’s benchmark, the Barclays Mortgage Backed Securities Index (BMBSI),1 formerly the Lehman Brothers Mortgage Backed Securities Index, and the Lipper U.S. Mortgage Funds Average2 return of (1.61)% for the same reporting period.

During 2008, the Fund’s investment in Real Estate Investment Trusts (REITs)3 hurt its performance versus its benchmark index. As measured by the NAREIT Index,4 REITs produced a total return of (37.34)% for 2008 and the Fund had a portfolio weighting in REITs of 6.0% at year-end. Although the Fund mostly held U.S. government agency mortgage-backed securities, which helped performance, its exposure to the Collateralized Mortgage Obligation (CMO) market negatively impacted performance.5 We saw a widening of spreads in the Mortgage market due to the lack of liquidity in the market and the related credit stress versus Treasuries during the year. Mortgages had a return of 8.34%, as measured by the BMBSI for the year compared to a return of 13.98% for Treasuries. These factors contributed to the underperformance of the Fund compared to its benchmark index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

  The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

(1) The BMBSI (formerly the Lehman Brothers Mortgage Backed Securities Index) is composed of all fixed securities mortgage pools by the Government National Mortgage Association (GNMA), Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including GNMA Graduated Payment Mortgages. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the cate-gory indicated. They do not reflect sales charges

(3) Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks.

(4) The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index.

(5) The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Mortgage Securities Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/08	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return
Trust	2.45%	3.94%	3.92%	5.29%
Investment A	2.16%	3.63%	3.64%	5.02%
Investment A, with load	(2.72)%	1.98%	2.64%	4.51%
Investment B (1)	1.62%	3.17%	3.12%	4.50%
Investment B, with CDSC (1)	(3.31)%	2.22%	2.77%	4.50%

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$17,982
$16,749
$15,548
$15,523
12/31/98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
12/31/08
$16,749 Huntington Mortgage Securities Fund, Trust
$15,548 Huntington Mortgage Securities Fund, Investment A*
$15,523 Huntington Mortgage Securities Fund, Investment B**
$17,982 BMBSI†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.35%
B	1.85%
Trust	1.10%

The above expense ratios are from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The BMBSI has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Investment B Shares commenced operations on May 13, 2003. Prior to May 13, 2003, performance is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The BMBSI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an Index.

Ohio Tax-Free Fund As of 12/31/08

Management’s Discussion of Fund Performance
Portfolio Manager: Kathy Stylarek
Vice President
Huntington Asset Advisors, Inc.

For the year ended December 31, 2008, the Huntington Ohio Tax-Free Fund’s Trust Shares, Investment A Shares and Investment B Shares produced total returns (not including the deduction of applicable sales charges) of 1.95%, 1.74% and 1.19%, respectively, based on net asset value. These returns were comparable to the 4.59% return for the Fund’s benchmark, the Barclays 7-Year Municipal Bond Index (B7MB),1 formerly the Lehman Brothers 7-year Municipal Bond Index, for the same period. The Lipper Other States Intermediate Municipal Debt Funds Average,2 the Fund’s peer group had a total return of (0.25)% for the reporting period. The Fund was positioned more defensively than its benchmark with a shorter duration, which resulted in relative underperformance. Further, the Fund was positioned with a shorter duration of 5.24 years, in an effort to reduce interest rate risk.3

The Fund was positively impacted by the strong performance of municipals during the fiscal year. During the fiscal year, municipal bonds maintained 100-125% of their value versus Treasury yields.4 This is compared to historical average levels of value (over 20 years), which as a percentage of Treasuries, were 74%. The number of new deals continued to increase throughout the year.

In general, the low quality bond sector began to show signs of weakness in 2008. Additionally, the bond sector exhibited a great deal of volatility with buy and sell spreads widening. However, the Fund’s steady performance in the municipal market came from the higher quality general obligation and essential service bonds. The yield spread between low quality and high quality bonds began to widen during the fiscal year. The best predictable value was from the highest quality municipals, which positively affected the Fund’s performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

  The composition of the Fund’s holdings is subject to change.

(1) The B7MB (formerly the Lehman Brothers 7-year Municipal Bond Index) is comprised of intermediate term, investment grade, tax-exempt bonds with maturities between 6 and 8 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective category indicated. They do not reflect sales charges.

(3) Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

(4) Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

Income generated by this Fund may be subject to the federal alternative minimum tax.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Ohio Tax-Free Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/08	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return
Trust	1.95%	2.57%	2.02%	3.20%
Investment A	1.74%	2.32%	1.77%	2.95%
Investment A, with load	(3.07)%	0.68%	0.79%	2.45%
Investment B (1)	1.19%	1.81%	1.27%	2.43%
Investment B, with CDSC (1)	(3.76)%	0.85%	0.90%	2.43%

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/31/98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
12/31/08
$15,981
$13,705
$12,734
$12,715
$13,705 Huntington Ohio Tax-Free Fund, Trust
$12,734 Huntington Ohio Tax-Free Fund, Investment A*
$12,715 Huntington Ohio Tax-Free Fund, Investment B**
$15,981 B7MB†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares and the applicable contingent deferred sales charge for the Investment B Shares, maximum of 5.00%.

Class	Expense Ratios

A	1.43%
B	1.93%
Trust	1.18%

The above expense ratios are from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The B7MB has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over six years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Investment B Shares commenced operations on May 2, 2003. Prior to May 2, 2003, performance is based on the performance of Investment A Shares adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The B7MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Short/Intermediate Fixed Income Securities Fund As of 12/31/08

Management’s Discussion of Fund Performance
Portfolio Manager: William G. Doughty, MBA
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2008, the Huntington Short/Intermediate Fixed Income Securities Fund produced total returns (not including the deduction of applicable sales charges) of 0.43% and 0.18%, for the Fund’s Trust and Investment A Shares, respectively, based on net asset value. This compared with the Merrill Lynch 1-5 Year Corporate/Government Credit Index (ML 1-5YGC) (the Fund’s benchmark index) return of 4.65%1 and the Lipper Short-Intermediate Investment Grade Debt Fund Average of (2.82)%2 for the same period.

Overall, performance of the Fund for 2008 was in line with other similar funds, but trailed its benchmark index due to the underweight in the Treasury market and overweight in Corporate bonds versus the benchmark index. During 2008, Treasuries were by far the best performer with a return of 13.98% for the year.3 Agencies had a return of 9.26%, while Corporate bonds had a return of (6.82)%. At fiscal year end, the Fund held 75% of its portfolio in corporate debt, 21% in federal agencies and 4% in cash. Corporate bonds experienced one of their worst years in history as risk premiums soared on credit fears and forced selling. Liquidity was a key issue in the market after the failure of Lehman Brothers Inc., as investors’ fears lead to a flight to quality.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

  The composition of the Fund’s holdings is subject to change.

(1) The ML 1-5YGC trades short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 4.99 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(3) Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Short/Intermediate Fixed Income Securities Fund, Trust Shares and Investment Shares

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/31/98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
12/31/08
$16,329
$13,969
$13,428
$13,969 Huntington Short/Intermediate Fixed Income Securities Fund, Trust
$13,428 Huntington Short/Intermediate Fixed Income Securities Fund, Investment A*
$16,329 ML 1-5YGC†

Total Returns As of 12/31/08	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return
Trust	0.43%	2.96%	2.06%	3.40%
Investment A (1)	0.18%	2.68%	1.79%	3.15%
Investment A, with load (1)	(1.34)%	2.17%	1.49%	2.99%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 1.50% sales charge for the Investment A Shares.

Class	Expense Ratios

A	1.31%
Trust	1.06%

The above expense ratios are from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The ML1-5YGC has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 1.50% ($10,000 investment minus $150 sales load = $9,850).

(1) Investment A Shares commenced operations on May 9, 2003. Prior to May 9, 2003, performance is based on the performance of Trust Shares adjusted for the Investment A Shares 12b-1 fees and sales charge.

† The ML 1-5YGC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington Money Market Fund December 31, 2008

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

U.S. Government Agencies	93.8%
Repurchase Agreements	3.6%
Commercial Paper	2.2%
Cash	0.4%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

U.S. Government Agencies -- 93.8%
Federal Farm Credit Bank -- 1.8%
$10,000,000	0.030%, 1/7/09 (a)	$9,999,950
10,000,000	0.051%, 1/29/09 (a)	9,999,611

		19,999,561

Federal Home Loan Bank -- 48.4%
20,000,000	2.344%, 1/2/09 (a)	19,998,722
20,000,000	2.344%, 1/5/09 (a)	19,994,889
35,000,000	0.507%, 1/8/09 (a)	34,997,997
20,000,000	0.071%, 1/9/09 (a)	19,999,689
20,000,000	0.873%, 1/13/09 (a)	19,994,267
20,000,000	0.041%, 1/14/09 (a)	19,999,711
20,000,000	2.351%, 1/15/09 (a)	19,982,111
20,000,000	2.243%, 1/20/09 (a)	19,976,778
40,000,000	0.792%, 1/21/09 (a)	39,988,222
20,000,000	0.609%, 1/22/09 (a)	19,993,000
25,000,000	2.500%, 1/22/09	25,021,157
20,000,000	0.406%, 1/30/09 (a)	19,993,556
20,000,000	2.501%, 2/2/09 (a)	19,956,444
20,000,000	2.593%, 2/3/09 (a)	19,953,433
20,000,000	2.658%, 2/18/09 (a)	19,930,667
20,000,000	0.609%, 2/19/09 (a)	19,983,667
20,000,000	0.609%, 2/20/09 (a)	19,983,333
20,615,000	2.165%, 3/3/09 (a)	20,540,946
20,000,000	0.183%, 3/9/09 (a)	19,993,300
19,000,000	0.051%, 3/11/09 (a)	18,998,179
20,000,000	0.193%, 3/12/09 (a)	19,992,611
9,900,000	4.750%, 3/13/09	9,986,718
10,000,000	5.250%, 3/13/09	10,097,419
20,000,000	0.213%, 3/24/09 (a)	19,990,433
20,000,000	0.304%, 3/31/09 (a)	19,985,167
20,000,000	3.000%, 4/2/09	20,137,410
		539,469,826
Principal Amount		Value

U.S. Government Agencies -- (Continued)
Federal Home Loan Mortgage Corporation -- 26.6%
$20,000,000	2.088%, 1/7/09 (a)	$19,993,167
20,000,000	0.813%, 1/27/09 (a)	19,988,444
20,000,000	0.558%, 2/3/09 (a)	19,989,917
20,000,000	0.122%, 2/6/09 (a)	19,997,600
26,250,000	2.091%, 2/11/09 (a)	26,191,561
20,000,000	2.554%, 2/13/09 (a)	19,940,278
29,518,000	2.658%, 2/17/09 (a)	29,446,423
14,196,000	1.681%, 2/18/09 (a)	14,164,769
30,000,000	1.784%, 2/23/09 (a)	29,922,708
31,690,000	0.915%, 2/24/09 (a)	31,671,218
20,000,000	1.508%, 2/27/09 (a)	19,953,133
25,000,000	2.187%, 3/12/09 (a)	24,895,972
20,000,000	0.406%, 5/12/09 (a)	19,970,889

		296,126,079

Federal National Mortgage Association -- 17.0%
20,000,000	0.843%, 1/13/09 (a)	19,994,467
20,000,000	0.426%, 1/20/09 (a)	19,995,567
45,000,000	0.820%, 1/26/09	44,971,528
25,000,000	1.016%, 1/28/09 (a)	24,981,250
20,000,000	2.518%, 2/10/09	19,944,444
20,000,000	0.255%, 2/11/09	19,994,306
20,000,000	1.068%, 2/25/09 (a)	19,967,917
20,000,000	0.020%, 3/2/09 (a)	19,999,333

		189,848,812

Total U.S. Government Agencies (Cost $1,045,444,278)		1,045,444,278

Principal Amount or Shares		Value

Commercial Papers -- 2.2%
$25,000,000	American Express Co., 0.609%, 1/15/09 (a)	$24,994,167

Total Commercial Papers (Cost $25,000,000)		24,994,167

Cash Equivalents -- 0.4%

5,000,000	Meeder Institutional Money Market Fund, 1.900% (b)	5,000,000

Total Cash Equivalents (Cost $5,000,000)		5,000,000

Principal Amount		Value

Repurchase Agreements -- 3.6%
$39,602,500	Morgan Stanley Dean Witter & Co., 0.020%, dated 12/31/08, due 1/2/09, repurchase price $39,602,544 (Fully collateralized by Federal Home Loan Bank, 6.200%, 8/17/09)	$39,602,500

Total Repurchase Agreements (Cost $39,602,500)		39,602,500

Total Investments (Cost $1,115,040,945) -- 100.0%		1,115,040,945

Liabilities in Excess of Other Assets -- 0.0%		(19,903)

Net Assets -- 100.0%		$1,115,021,042

(a) Rate represents the effective yield at purchase.

(b) Rate disclosed is the seven day yield as of December 31, 2008.

Huntington Ohio Municipal Money Market Fund December 31, 2008

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Demand Notes	79.0%
General Market Notes	21.0%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Municipal Bonds -- 93.2%
Ohio -- 77.8%
$2,700,000	Ashland, OH, G.O., BAN (Various Purposes), 2.500%, 1/13/09	$2,700,434
4,200,000	Ashland, OH, G.O., BAN (Various Purposes), Series B, 3.500%, 10/15/09	4,216,028
250,000	Ashland, OH, Pumper-Tanker, G.O., BAN, 2.000%, 2/26/09	250,188
400,000	Cincinnati, OH, City School District, G.O., BAN, 2.500%, 5/28/09	400,630
200,000	Cleveland, OH, Cuyahoga County Port Authority Cultural Facility Revenue, (LOC - Fifth Third Bank), 2.300%, 11/15/34 (a)	200,000
700,000	Cleveland, OH, Cuyahoga County Port Authority Cultural Facility Revenue, Series D, (SPA - JPMorgan Chase Bank), 1.200%, 10/1/40 (a)	700,000
1,000,000	Cleveland, OH, Cuyahoga County Port Authority Revenue, (LOC - Fifth Third Bank), 4.250%, 1/1/33 (a)	1,000,000
605,000	Cleveland, OH, Cuyahoga County Port Authority Revenue, (LOC - Fifth Third Bank), 4.250%, 1/1/34 (a)	605,000
8,325,000	Cleveland, OH, Waterworks Revenue, Series M, (FSA Ins.), 2.750%, 1/1/33 (a)	8,325,000
11,350,000	Clinton County, OH, Airport Facilities Revenue, Wilmington Air Park, Inc., (LOC - Wachovia Bank N.A.), 2.030%, 6/1/11 (a)	11,350,000
760,000	Clinton County, OH, Hospital Revenue, (LOC - Fifth Third Bank), 2.750%, 6/1/32 (a)	760,000
2,270,000	Columbus, OH, Airport Authority Revenue, (LOC - U.S. Bank N.A.), 1.200%, 7/1/35 (a)	2,270,000
Principal Amount		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$210,000	Columbus, OH, City School District, School Facilities Construction & Improvement, G.O., (FSA Ins.), 3.000%, 12/1/09	$213,330
960,000	Columbus, OH, G.O., Series 1, (SPA - JPMorgan Chase Bank), 0.900%, 12/1/17 (a)	960,000
2,205,000	Columbus, OH, G.O., Series 1, 0.800%, 12/1/26 (a)	2,205,000
590,000	Columbus, OH, Regional Airport Authority Capital Funding Revenue, (LOC - U.S. Bank N.A.), 1.200%, 12/1/36 (a)	590,000
4,415,000	Columbus, OH, Regional Airport Authority Revenue, Series A, (LOC - U.S. Bank N.A.), 1.200%, 1/1/30 (a)	4,415,000
5,330,000	Columbus, OH, Regional Airport Authority Revenue, Series A, (LOC - U.S. Bank N.A.), 1.200%, 3/1/34 (a)	5,330,000
500,000	Coshocton County, OH, Hospital Facilities Revenue, (LOC - Bank One Chicago N.A.), 1.050%, 3/1/19 (a)	500,000
600,000	Cuyahoga County, OH, Hospital Revenue, (LOC - JPMorgan Chase Bank), 0.950%, 1/1/16 (a)	600,000
2,100,000	Cuyahoga County, OH, Hospital Revenue, 6.150%, 2/15/29	2,133,580
1,000,000	Cuyahoga County, OH, Hospital Revenue, (LOC - Key Bank N.A.), 1.880%, 3/1/33 (a)	1,000,000
6,400,000	Cuyahoga County, OH, Revenue, (Cleveland Clinic), Subseries B3, (SPA - Bank of America N.A.), 1.050%, 1/1/39 (a)	6,400,000
3,000,000	Cuyahoga County, OH, Revenue, (The Ratner School Project), (LOC - Fifth Third Bank), 2.500%, 8/1/32 (a)	3,000,000
Principal Amount		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$4,000,000	Cuyahoga County, OH, Revenue, Subseries B1, (SPA - JPMorgan Chase Bank), 1.050%, 1/1/39 (a)	$4,000,000
1,000,000	Cuyahoga, OH, Community College District, TAN, Series B, 2.500%, 7/1/09	1,006,943
700,000	Delaware County, OH, Port Authority, Economic Development Revenue, (The Columbus Zoological Park Association, Inc.), (LOC - JPMorgan Chase Bank), 1.200%, 8/1/18 (a)	700,000
1,000,000	Dover, OH, G.O., BAN, 2.750%, 4/2/09	1,001,832
1,500,000	Erie County, OH, G.O., BAN, 3.000%, 11/12/09	1,506,309
1,250,000	Forest Park, OH, G.O., BAN (Various Purposes), 4.300%, 11/3/09	1,255,554
330,000	Franklin County, OH, Hospital Facilities Revenue, (AMBAC Ins.), 7.250%, 5/1/41 (a)	330,000
1,005,000	Franklin County, OH, Hospital Revenue, (LOC - Citibank N.A.), 1.030%, 12/1/11 (a)	1,005,000
5,455,000	Franklin County, OH, Hospital Revenue, (LOC - Citibank N.A.), 1.030%, 12/1/20 (a)	5,455,000
6,765,000	Franklin County, OH, Hospital Revenue, U.S. Health Corp., Series A, (LOC - Citibank N.A.), 1.030%, 12/1/21 (a)	6,765,000
1,265,000	Franklin County, OH, Industrial Development Revenue, (LOC - Bank One Columbus N.A.), 1.110%, 11/1/14 (a)	1,265,000
4,000,000	Geauga County, OH, G.O, BAN, Royal Bank of Canada, 2.250%, 8/26/09	4,015,843
1,005,000	Geauga County, OH, Health Care Facilities Revenue, Heather Hill, Inc. Project, Series A, (LOC - Bank One Columbus N.A.), 1.040%, 7/1/23 (a)	1,005,000
2,220,000	Geauga County, OH, Health Care Facilities Revenue, Heather Hill, Inc. Project, Series B, (LOC - Bank One Columbus N.A.), 1.040%, 7/1/23 (a)	2,220,000
3,000,000	Genoa Area, OH, Local School District, School Facilities Construction & Improvement Notes, G.O., 3.125%, 9/22/09	3,018,644
Principal Amount		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$760,000	Greene County, OH, Revenue, (LOC - Bank of America N.A.), 1.100%, 1/1/11 (a)	$760,000
5,710,000	Hamilton County, OH, Health Care Facilities Revenue, Hilltop Health Facilities, (LOC - Bank of America N.A.), 1.400%, 6/1/22 (a)	5,710,000
3,305,000	Hamilton County, OH, Hospital Facilities Revenue, (LOC - U.S. Bank N.A.), 1.150%, 5/15/28 (a)	3,305,000
1,870,000	Hamilton County, OH, Hospital Facilities Revenue, (LOC - JPMorgan Chase Bank), 1.150%, 5/15/28 (a)	1,870,000
1,765,000	Hamilton County, OH, Hospital Facilities Revenue, (Children’s Hospital Medical Center), Series M, (LOC - JPMorgan Chase Bank), 0.980%, 5/15/37 (a)	1,765,000
5,820,000	Hamilton County, OH, Hospital Facilities Revenue, Series A, (LOC - JPMorgan Chase Bank), 0.800%, 6/1/27 (a)	5,820,000
2,000,000	Hamilton County, OH, Industrial Development Revenue, 0.850%, 10/15/12 (a)	2,000,000
4,270,000	Hamilton County, OH, Parking Facility Improvements Revenue, (LOC - U.S. Bank N.A.), 1.200%, 12/1/26 (a)	4,270,000
2,500,000	Harrison, OH, G.O., BAN, Wastewater Systems Improvement, 2.700%, 12/10/09	2,510,318
15,000,000	Kent State University, OH, General Receipts Revenue, (Various), Series B, (LOC - Bank of America N.A.), 1.000%, 5/1/32 (a)	15,000,000
1,524,000	Lakewood, OH, G.O., BAN, 2.125%, 4/16/09	1,525,399
1,900,000	Lima, OH, Hospital Revenue, (LOC - JPMorgan Chase Bank), 1.050%, 4/1/37 (a)	1,900,000
735,000	Lima, OH, Hospital Revenue, Lima Memorial Hospital Project, (LOC - JPMorgan Chase & Co.), 1.050%, 6/1/33 (a)	735,000
680,000	Lorain County, OH, G.O., BAN, 3.000%, 3/26/09	681,070
955,000	Loveland, OH, G.O., BAN, 1.625%, 2/25/09	955,318
400,000	Loveland, OH, G.O., BAN, 3.250%, 2/25/09	400,678
Principal Amount		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$250,000	Loveland, OH, G.O., BAN, 3.000%, 3/19/09	$250,387
5,430,000	Lucas County, OH, Health Care Facilities Refunding Revenue, (Sunset Retirement Communities), Series B, (LOC - Fifth Third Bank), 2.780%, 8/15/30 (a)	5,430,000
1,900,000	Mason, OH, G.O., BAN (Various Purposes), 2.500%, 12/17/09	1,914,323
4,000,000	Montgomery County, OH, Hospital Revenue, Series B, (FSA Ins.), 4.250%, 8/1/47 (a)	4,000,000
2,100,000	Mount Vernon, OH, G.O., BAN, 2.400%, 2/24/09	2,102,138
400,000	Ohio State Air Quality Development Authority Refunding Revenue, Series B, (LOC - Barclays Bank PLC), 0.700%, 1/1/34 (a)	400,000
1,125,000	Ohio State Air Quality Development Authority Refunding Revenue, Timken Project, (LOC - Fifth Third Bank), 1.400%, 11/1/25 (a)	1,125,000
1,975,000	Ohio State Air Quality Development Authority Revenue, Ohio Edison Project, Series A, (LOC - Wachovia Bank N.A.), 3.000%, 2/1/14 (a)	1,975,000
10,000,000	Ohio State Air Quality Development Authority Revenue, Series B, (LOC - Bank of America N.A.), 1.000%, 8/1/29 (a)	10,000,000
500,000	Ohio State Air Quality Development Authority Revenue, Series C, (LOC - Wachovia Bank N.A.), 1.500%, 6/1/23 (a)	500,000
5,050,000	Ohio State Higher Education, (LOC - Bank of America N.A.), 1.000%, 12/1/44 (a)	5,050,000
1,200,000	Ohio State Higher Education Facilities, (LOC - Fifth Third Bank), 5.900%, 9/1/27 (a)	1,200,000
4,220,000	Ohio State Higher Education Facilities Commission Revenue, (Various Higher Educational - Pooled Financing), (LOC - Fifth Third Bank), 5.900%, 9/1/24 (a)	4,220,000
1,595,000	Ohio State Higher Education Facilities Revenue, (LOC - Fifth Third Bank), 6.400%, 9/1/25 (a)	1,595,000
Principal Amount		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$2,590,000	Ohio State Higher Education Facilities Revenue, Xavier University, (LOC - U.S. Bank N.A.), 0.950%, 11/1/30 (a)	$2,590,000
235,000	Ohio State Higher Educational Facilities Commission Revenue, (LOC - Fifth Third Bank), 5.900%, 9/1/17 (a)	235,000
3,460,000	Ohio State Higher Educational Facilities Commission Revenue, (Various - Higher Educational Facilities- Pooled), Series A, (LOC - Fifth Third Bank), 5.900%, 9/1/20 (a)	3,460,000
350,000	Ohio State Higher Educational Facilities Commission Revenue, (Various - Pooled Financing), Series A, (LOC - Fifth Third Bank), 2.250%, 9/1/26 (a)	350,000
1,190,000	Ohio State Higher Educational Facilities Revenue, (Various - Pooled Financing), Series B, (LOC - Fifth Third Bank), 2.250%, 9/1/24 (a)	1,190,000
175,000	Ohio State Higher Educational Facilities Revenue, (Various - Pooled Financing), Series B, (LOC - Fifth Third Bank), 2.250%, 11/1/28 (a)	175,000
900,000	Ohio State Higher Educational Facilities Revenue, Marietta College Project, (LOC - JPMorgan Chase Bank), 1.200%, 12/1/24 (a)	900,000
1,480,000	Ohio State Higher Educational Facilities Revenue, Xavier University Project, (Various), (LOC - U.S. Bank N.A.), 0.950%, 5/1/15 (a)	1,480,000
3,500,000	Ohio State Higher Educational Facility Commission Revenue, (SPA - Bank One Illinois N.A.), 1.200%, 8/1/33 (a)	3,500,000
4,955,000	Ohio State Higher Educational Facility Commission Revenue, (Various - Pooled Financing 2007 Program), Series A, (LOC - Fifth Third Bank), 2.630%, 9/1/36 (a)	4,955,000
3,100,000	Ohio State Higher Educational Facility Revenue, (Case Western Reserve), Series B-1, (LOC - Bank of America N.A.), 0.850%, 12/1/44 (a)	3,100,000
Principal Amount		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$950,000	Ohio State Highway Capital Improvements Buckeye Savers, G.O., Series L, 3.500%, 5/1/09	$954,985
3,875,000	Ohio State Highway Capital Improvements Buckeye Savers, G.O., Series L, 4.000%, 5/1/09	3,902,658
200,000	Ohio State Infrastructure Improvement, G.O., 5.625%, 2/1/09	200,588
1,500,000	Ohio State University General Receipts Revenue, (Various), 1.000%, 12/1/17 (a)	1,500,000
3,675,000	Ohio State University General Receipts Revenue, (Various), (FSA Ins.), 4.000%, 12/1/26 (a)	3,675,000
960,000	Ohio State University General Receipts Revenue, (Various), 1.000%, 12/1/27 (a)	960,000
6,425,000	Ohio State University General Receipts Revenue, (Various), 0.800%, 12/1/31 (a)	6,425,000
425,000	Ohio State University, G.O., Series B, 0.300%, 3/15/25 (a)	425,000
300,000	Ohio State University, G.O., Series B, 0.300%, 6/1/35 (a)	300,000
5,350,000	Ohio State University, G.O., Series D, 0.650%, 2/1/19 (a)	5,350,000
7,065,000	Ohio State University, Infrastructure Improvements Revenue, Series B, 0.350%, 8/1/21 (a)	7,065,000
3,850,000	Ohio State University, Infrastructure Improvements, G.O., Series B, 0.650%, 8/1/17 (a)	3,850,000
13,945,000	Ohio State University, School Improvements, G.O., Series A, 0.350%, 3/15/25 (a)	13,945,000
6,275,000	Ohio State Water Development Authority Revenue, (Various), (MBIA Ins.), 1.050%, 12/1/18 (a)	6,275,000
4,000,000	Ohio State Water Development Authority Revenue, (Various), (LOC - Wachovia Bank N.A.), 1.350%, 12/1/33 (a)	4,000,000
2,200,000	Ohio State, Common Schemes, G.O., Series B, 5.000%, 3/15/09	2,216,840
700,000	Parma, OH, Hospital Improvements Revenue, Series C, (LOC - JPMorgan Chase Bank), 1.400%, 11/1/30 (a)	700,000
1,000,000	Pickerington, OH, G.O., BAN, 2.250%, 2/27/09	1,000,888
Principal Amount		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$10,805,000	Port of Greater Cincinnati, OH, Development Authority Revenue, (LOC - JPMorgan Chase Bank), 0.700%, 4/1/38 (a)	$10,805,000
2,000,000	Richland County, OH, G.O., BAN, 3.500%, 1/15/09	2,000,445
1,800,000	Richland County, OH, G.O., BAN, Series B, 2.000%, 2/19/09	1,801,306
1,225,000	Salem, OH, Hospital Revenue, (LOC - JPMorgan Chase Bank), 1.050%, 9/1/35 (a)	1,225,000
155,000	Sandusky County, OH, G.O., BAN, 2.850%, 9/24/09	155,941
1,315,000	Shaker Heights, OH, G.O., BAN (Various Purposes), 2.500%, 5/8/09	1,317,242
1,250,000	Springfield, OH, Local School District, School Improvements, G.O., BAN, 3.000%, 12/16/09	1,265,864
2,845,000	Summit County, OH, Port Authority Revenue, (LOC - Fifth Third Bank), 2.850%, 11/1/36 (a)	2,845,000
4,500,000	Symmes Township, OH, G.O., BAN, 2.500%, 12/22/09	4,560,565
1,200,000	Tallmadge, OH, G.O., BAN, 2.500%, 6/4/09	1,202,432
1,675,000	Tipp City, OH, G.O., BAN (Various Purposes), 2.000%, 4/22/09	1,676,251
2,500,000	Union Township, OH, Tax Increment Revenue, 3.000%, 9/15/09	2,517,251
8,000,000	University of Akron, OH, General Receipts Revenue, Series C-1, (Assured Guaranty SPA - Dexia Credit Local), 2.500%, 1/1/29 (a)	8,000,000
1,000,000	University of Cincinnati, OH, General Receipts Revenue, BAN, Series A, 3.250%, 1/14/09	1,000,180
4,690,000	University of Cincinnati, OH, General Receipts, (Various), Series F, (LOC Bayerische Landesbank), 1.300%, 6/1/34 (a)	4,690,000
675,000	University of Toledo, OH, General Receipts Revenue, Series A, 3.000%, 6/1/09	681,399
1,200,000	Wapakoneta, OH, City School District, G.O., BAN, 2.500%, 5/27/09	1,202,626
562,980	Warren County, OH, Health Care Facilities Revenue, Otterbein Homes, Series B, (LOC - Fifth Third Bank), 2.000%, 7/1/23 (a)	562,980
Principal Amount		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$2,412,000	Washington County, OH, Hospital Revenue, (FSA Ins. SPA - Bank One N.A.), 3.900%, 12/1/33 (a)	$2,412,000
3,800,000	Wooster, OH, Industrial Development Revenue, 1.300%, 12/1/10 (a)	3,800,000
4,000,000	Youngstown State University, OH, General Receipts Revenue, BAN, 3.500%, 4/15/09	4,011,274

		326,057,661

Puerto Rico -- 15.4%
5,005,000	Puerto Rico Commonwealth Aqueduct & Sewer Revenue, Series 2574, (Assured Guaranty), 2.000%, 7/1/47 (a)	5,005,000
15,000,000	Puerto Rico Commonwealth Aqueduct & Sewer Revenue, Series 2601, (Assured Guaranty), 2.170%, 7/1/47 (a)	15,000,000
145,000	Puerto Rico Commonwealth Highway & Transportation Authority Revenue, Series DCL 008, (FSA Ins. LOC - Dexia Credit Local), 4.000%, 7/1/30 (a)	145,000
4,000,000	Puerto Rico Commonwealth, G.O., (FSA Ins.), 3.350%, 7/1/18 (a)	4,000,000
15,000,000	Puerto Rico Commonwealth, G.O., Series A-9, (LOC - Wachovia Bank N.A.), 1.850%, 7/1/34 (a)	15,000,000
2,000,000	Puerto Rico Commonwealth, G.O., Series B-1, (FSA Ins.), 3.350%, 7/1/21 (a)	2,000,000
5,000,000	Puerto Rico Commonwealth, Public Improvement, G.O., Series A-3, (FSA Ins. SPA - Dexia Credit Local), 1.300%, 7/1/29 (a)	5,000,000
Principal Amount or Shares		Value

Municipal Bonds -- (Continued)
Puerto Rico -- (Continued)
$8,700,000	Puerto Rico Commonwealth, Public Improvement, G.O., Series A-4, (FSA Ins. SPA - Dexia Credit Local), 1.300%, 7/1/31 (a)	$8,700,000
1,100,000	Puerto Rico Electric Power Authority Revenue, Series 268, (FSA Ins.), 1.200%, 7/1/29 (a)	1,100,000
3,030,000	Puerto Rico Electric Power Authority Revenue, Series AA, (MBIA Ins.), 5.500%, 7/1/09	3,074,294
5,280,000	Puerto Rico Electric Power Authority Revenue, Series DD, (FSA Ins.), 5.000%, 7/1/09	5,373,456

		64,397,750

Total Municipal Bonds (Cost $390,455,411)		390,455,411

Commercial Papers -- 1.7%
Ohio -- 1.7%
7,000,000	Cuyahoga County, OH, Cleveland Clinic, (LOC - Bank of America N.A.), 1.620%, 1/6/09	7,000,000

Total Commercial Papers (Cost $7,000,000)		7,000,000

Cash Equivalents -- 4.8%
9,205,696	Fidelity Institutional Tax-Exempt Portfolio, 0.990% (b)	9,205,696
11,000,000	Merrill Lynch Institutional Tax-Exempt Fund, 1.250% (b)	11,000,000

Total Cash Equivalents (Cost $20,205,696)		20,205,696

Total Investments (Cost $417,661,107) -- 99.7%		417,661,107

Other Assets in Excess of Liabilities -- 0.3%		1,422,994

Net Assets -- 100.0%		$419,084,101

(a) Variable or Floating Rate Security. Rate disclosed is as of December 31, 2008.

(b) Rate disclosed is the seven day yield as of December 31, 2008.

AMBAC -- American Municipal Bond Assurance Corp.

BAN -- Bond Anticipation Note

FGIC -- Financial Guaranty Insurance Co.

FSA -- Financial Security Assurance

G.O. -- General Obligation

Ins. -- Insured

LOC -- Letter of Credit

MBIA -- Municipal Bond Insurance Association

PLC -- Public Liability Co.

SPA -- Standby Purchase Agreement

TAN -- Tax Anticipation Note

Huntington Tax-Free Money Market Fund December 31, 2008

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Demand Notes	74.0%
General Market Notes	26.0%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Municipal Bonds -- 88.9%
Alabama -- 0.2%
$400,000	Birmingham, AL, Medical Clinic Board Revenue, (LOC - SunTrust Bank), 0.850%, 9/1/15 (a)	$400,000

Arizona -- 0.6%
205,000	Chandler, AZ, Spectrum Improvement District, Special Assessment, 4.000%, 1/1/09	205,000
660,000	Cochise County, AZ, Unified School District No 68, G.O., (FSA Ins.), 2.625%, 7/1/09	661,038
215,000	Scottsdale, AZ, Municipal Property Corp., Excise Tax Revenue, Series A, 4.000%, 7/1/09	217,452

		1,083,490

Arkansas -- 0.1%
200,000	North Little Rock, AR, Health Facilities Board Revenue, Series B, (MBIA Ins.), 3.250%, 12/1/21 (a)	200,000

California -- 2.5%
100,000	Azusa, CA, Unified School District, (FSA Ins. SPA - Dexia Credit Local), 4.000%, 6/1/21 (a)	100,000
2,500,000	California Health Facilities Financing Authority Revenue, Series D-RMKT, (FSA Ins. SPA - Dexia Credit Local), 2.250%, 11/15/36 (a)	2,500,000
2,000,000	Irvine, CA, Improvement Board Act 1915, Special Assessment, (LOC - State Street B&T Co.), 0.850%, 9/2/22 (a)	2,000,000

		4,600,000

Colorado -- 1.7%
1,900,000	Colorado Health Facilities Authority Revenue, (FSA Ins.), 5.750%, 5/15/19	1,944,625
1,100,000	Colorado Springs, CO, Revenue, (SPA - JPMorgan Chase Bank), 1.000%, 6/1/29 (a)	1,100,000

		3,044,625

Principal Amount		Value

Municipal Bonds -- (Continued)
Connecticut -- 0.8%
$1,500,000	Connecticut State Health & Educational Facilities Authority Revenue, Series 2885, (Assured Guaranty Liquid Facility - JPMorgan Chase Bank), 2.650%, 1/1/16 (a)	$1,500,000

Delaware -- 0.4%
800,000	Delaware State Economic Development Authority Revenue, Series C, (LOC - JPMorgan Chase Bank), 0.750%, 12/1/15 (a)	800,000

District of Columbia -- 1.1%
2,000,000	District of Columbia, G.O., Series B-1, (AMBAC Ins.), 5.500%, 6/1/09	2,028,450

Florida -- 19.3%
900,000	Brevard County, FL, Health Facilities Authority Health Care FACS Revenue, (LOC - SunTrust Bank), 1.100%, 8/1/14 (a)	900,000
900,000	Broward County, FL, Educational Facilities Authority Revenue, (LOC - Bank of America N.A.), 1.270%, 4/1/20 (a)	900,000
100,000	Broward County, FL, Educational Facilities Authority Revenue, (LOC - Citibank N.A.), 1.100%, 11/1/31 (a)	100,000
500,000	Broward County, FL, Housing Finance Authority Revenue, (Freddie Mac Ins.), 0.850%, 12/1/29 (a)	500,000
4,000,000	Charlotte County, FL, Utility Revenue, Series A, (FSA Ins. SPA - Bank of America N.A.), 1.550%, 10/1/21 (a)	4,000,000
85,000	Charlotte County, FL, Utility Revenue, Series B, (FSA Ins.), 1.200%, 10/1/21 (a)	85,000
905,000	Collier County, FL, Educational Facilities Authority Revenue, (LOC - Fifth Third Bank), 2.750%, 4/1/28 (a)	905,000
Principal Amount		Value

Municipal Bonds -- (Continued)
Florida -- (Continued)
$7,125,000	Collier County, FL, Health Facilities Authority Revenue, (LOC - Wachovia Bank N.A.), 1.350%, 12/1/24 (a)	$7,125,000
550,000	Duval County, FL, Housing Finance Authority Revenue, (LOC - U.S. Bank N.A.), 1.150%, 7/1/25 (a)	550,000
1,580,000	Florida Housing Finance Agency Revenue, Series B, (Fannie Mae Ins.), 1.200%, 8/1/11 (a)	1,580,000
2,000,000	Florida State Department Environmental Protection Preservation Revenue, Series A, (Assured Guaranty), 0.950%, 7/1/27 (a)	2,000,000
4,000,000	Hillsborough County, FL, School Board Certificate Participation, Series A, (MBIA Ins. LOC - Wachovia Bank N.A.), 1.400%, 7/1/23 (a)	4,000,000
600,000	Miami-Dade County, FL, Industrial Development Authority Revenue, (LOC - Bank of America N.A.), 1.200%, 6/1/22 (a)	600,000
3,000,000	North Broward, FL, Hospital District Revenue, (MBIA Ins. LOC - Wachovia Bank N.A.), 2.000%, 1/15/27 (a)	3,000,000
400,000	Orange County, FL, Educational Facilities Authority Revenue, (LOC - Bank of America N.A.), 1.100%, 5/1/31 (a)	400,000
2,050,000	Orange County, FL, Health Facilities Authority Revenue, (LOC - SunTrust Bank), 1.100%, 10/1/15 (a)	2,050,000
200,000	Palm Beach County, FL, Revenue, (LOC - Northern Trust Co.), 0.890%, 5/1/25 (a)	200,000
1,050,000	Palm Beach County, FL, Revenue, (LOC - Northern Trust Co.), 0.890%, 3/1/30 (a)	1,050,000
700,000	Palm Beach County, FL, Revenue, (LOC - Northern Trust Co.), 1.300%, 11/1/36 (a)	700,000
500,000	Pinellas County, FL, Health Facility Authority Revenue, Series B-2, (FSA Ins.), 4.000%, 11/15/33 (a)	500,000
1,250,000	St. Petersburg, FL, Public Utilities Revenue, Series A, (FSA Ins.), 5.000%, 10/1/28	1,298,874
Principal Amount		Value

Municipal Bonds -- (Continued)
Florida -- (Continued)
$800,000	University of North Florida, Foundation, Inc., Revenue, (LOC - Wachovia Bank N.A.), 1.100%, 5/1/28 (a)	$800,000
1,000,000	University South Florida Research Foundation, Inc., Revenue, (LOC - Bank of America N.A.), 1.000%, 8/1/34 (a)	1,000,000
1,100,000	Volusia County, FL, Housing Finance Authority Refunding Revenue, (Fannie Mae Ins.), 0.850%, 1/15/32 (a)	1,100,000

		35,343,874

Georgia -- 1.3%
220,000	Bibb County, GA, Development Authority Revenue, (LOC - SunTrust Bank), 1.100%, 6/1/26 (a)	220,000
1,075,000	De Kalb County, GA, Hospital Authority Revenue, Series B, (FSA Ins.), 2.000%, 9/1/31 (a)	1,075,000
1,000,000	Gwinnett County, GA, Hospital Authority Revenue, Series C, (FSA Ins.), 8.250%, 7/1/42 (a)	1,000,000

		2,295,000

Illinois -- 2.1%
905,000	Chicago, IL, Board of Education, G.O., Series B, (FSA Ins.), 3.400%, 3/1/32 (a)	905,000
100,000	Chicago, IL, Board of Education, G.O., Series C, (FSA Ins.), 3.400%, 3/1/32 (a)	100,000
105,000	Grundy Kendall & Will Counties, IL, Community High School District 111, G.O., Series B, (AMBAC Ins.), 8.300%, 5/1/26 (a)	105,000
500,000	Illinois Finance Authority Revenue, (LOC - Bank of America N.A.), 1.200%, 2/1/42 (a)	500,000
2,000,000	Illinois Health Facilities Authority Revenue, (FSA Ins. SPA - JPMorgan Chase Bank), 3.000%, 9/1/32 (a)	2,000,000
250,000	Peoria, IL, G.O., Series B, 3.625%, 1/1/09	250,000

		3,860,000

Indiana -- 2.1%
900,000	Indiana State Educational Facilities Authority Revenue, Series E, (LOC - U.S. Bank N.A.), 1.230%, 10/1/24 (a)	900,000
Principal Amount		Value

Municipal Bonds -- (Continued)
Indiana -- (Continued)
$3,000,000	Reid Hospital & Health Care Services, Inc. Richmond, IN, Hospital Authority Revenue, Series C, (FSA Ins.), 3.500%, 1/1/45 (a)	$3,000,000

		3,900,000

Kentucky -- 0.8%
500,000	Kentucky Turnpike Authority Revenue, (AMBAC Ins.), 5.500%, 7/1/09	508,945
975,000	Russell, KY, Revenue, Series B, (FSA Ins.), 3.600%, 11/1/26 (a)	975,000

		1,483,945

Massachusetts -- 1.4%
2,500,000	Massachusetts Health & Educational Facilities Authority Revenue, (SPA - Bank of America N.A.), 0.900%, 12/1/37 (a)	2,500,000

Michigan -- 2.6%
3,000,000	L’Anse Creuse, MI, Public Schools, G.O., (FSA Q-SBLF Ins. SPA - JPMorgan Chase Bank), 2.630%, 5/1/35 (a)	3,000,000
450,000	Milan, MI, Area Schools, G.O., (Q-SBLF Ins. LOC - Landesbank Hessen-Thuringen), 1.150%, 5/1/30 (a)	450,000
270,000	Royal Oak, MI, G.O., (Assured Guaranty), 4.000%, 10/1/09	273,978
1,000,000	Royal Oak, MI, Hospital Finance Authority Revenue, Series U, (AMBAC Ins. SPA - Morgan Stanley Bank), 3.000%, 1/1/20 (a)	1,000,000

		4,723,978

Minnesota -- 0.3%
500,000	St. Cloud, MN, Health Care Revenue, Seies C, (Assured Guaranty SPA - Royal Bank of Canada), 1.280%, 5/1/42 (a)	500,000

New Hampshire -- 2.2%
1,000,000	New Hampshire Health & Education Facilities Authority Revenue, Series A-RMKT, (SPA - JPMorgan Chase Bank), 1.200%, 7/1/35 (a)	1,000,000
1,100,000	New Hampshire Health & Education Facilities Authority Revenue, Series B, (SPA - JPMorgan Chase Bank), 0.750%, 6/1/41 (a)	1,100,000
Principal Amount		Value

Municipal Bonds -- (Continued)
New Hampshire -- (Continued)
$2,000,000	New Hampshire Health & Education Facilities Authority Revenue, Series B-RMKT, (SPA - JPMorgan Chase Bank), 1.200%, 7/1/33 (a)	$2,000,000

		4,100,000

New York -- 0.8%
1,500,000	Patchogue-Medford, NY, Union Free School District, (State Aid Withholding), 3.750%, 6/24/09	1,510,492

North Carolina -- 9.1%
6,320,000	Charlotte, NC, Certificate Participation, Series B, (SPA - Wachovia Bank N.A.), 1.500%, 12/1/21 (a)	6,320,000
1,000,000	Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, Series E, (FSA Ins.), 4.000%, 1/15/44 (a)	1,000,000
2,000,000	Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, Series J, (FSA Ins. SPA - Dexia Credit Local), 3.400%, 1/15/46 (a)	2,000,000
6,000,000	Guilford County, NC, G.O., (SPA - Bank of America N.A.), 0.800%, 10/1/22 (a)	6,000,000
350,000	New Hanover County, NC, Hospital Revenue, Series A-1, (FSA Ins. SPA - Wachovia Bank N.A.), 3.000%, 10/1/23 (a)	350,000
495,000	New Hanover County, NC, Hospital Revenue, Series B-1, (FSA Ins.), 3.000%, 10/1/26 (a)	495,000
500,000	North Carolina Capital Facilities Finance Agency Revenue, (LOC - Wachovia Bank N.A.), 1.200%, 5/1/27 (a)	500,000

		16,665,000

Ohio -- 15.1%
1,000,000	Cleveland, OH, Cuyahoga County Port Authority Cultural Facility Revenue, Series D, (SPA - JPMorgan Chase Bank), 1.200%, 10/1/40 (a)	1,000,000
200,000	Columbus, OH, Regional Airport Authority Revenue, Series A, (LOC - U.S. Bank N.A.), 1.200%, 3/1/34 (a)	200,000
500,000	Cuyahoga County, OH, Hospital Revenue, (LOC - JPMorgan Chase Bank), 0.950%, 1/1/16 (a)	500,000
Principal Amount		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$1,500,000	Dublin, OH, City School District, G.O., BAN, 2.000%, 5/28/09	$1,505,446
100,000	Franklin County, OH, Hospital Facilities Revenue, (AMBAC Ins.), 7.250%, 5/1/41 (a)	100,000
560,000	Geauga County, OH, Health Care Facilities Revenue, Heather Hill, Inc. Project, Series A, (LOC - Bank One Columbus N.A.), 1.040%, 7/1/23 (a)	560,000
385,000	Geauga County, OH, Health Care Facilities Revenue, Heather Hill, Inc. Project, Series B, (LOC - Bank One Columbus N.A.), 1.040%, 7/1/23 (a)	385,000
1,450,000	Huber Heights, OH, City School District, School Improvement, G.O., BAN, 2.000%, 8/18/09	1,457,533
2,000,000	Kent State University, OH, General Receipts Revenue, (Various), Series B, (LOC - Bank of America N.A.), 1.000%, 5/1/32 (a)	2,000,000
760,000	Lake County, OH, G.O., 2.500%, 7/16/09	762,402
400,000	Miamisburg, OH, G.O., 3.250%, 7/15/09	401,774
5,000,000	Montgomery County, OH, Hospital Revenue, Series A, (FSA Ins. SPA - Dexia Credit Local), 4.250%, 8/1/47 (a)	5,000,000
235,000	Norwalk, OH, Refunding, G.O., 5.550%, 4/1/09	235,470
5,000,000	Ohio State Higher Educational Facility Revenue, (Case Western Reserve), Series B-1, (LOC - Bank of America N.A.), 0.850%, 12/1/44 (a)	5,000,000
330,000	Ohio State University General Receipts Revenue, (Various), (FSA Ins.), 4.000%, 12/1/26 (a)	330,000
2,500,000	Ohio State University, School Improvements, G.O., Series A, 0.350%, 3/15/25 (a)	2,500,000
2,500,000	Union Township, OH, Tax Increment Revenue, 3.000%, 9/15/09	2,517,251
300,000	University of Akron, OH, General Receipts Revenue, Series C-1, (Assured Guaranty SPA - Dexia Credit Local), 2.500%, 1/1/29 (a)	300,000
3,000,000	Youngstown State University, OH, General Receipts Revenue, BAN, 3.500%, 4/15/09	3,008,455

		27,763,331

Principal Amount		Value

Municipal Bonds -- (Continued)
Pennsylvania -- 5.4%
$1,200,000	Dauphin County, PA, General Authority Revenue, Subseries S-RMKT, (FSA Ins.), 4.000%, 6/1/26 (a)	$1,200,000
3,300,000	Delaware Valley, PA, Regional Financial Authority, Series B, (LOC - Bayerische Landesbank), 0.850%, 12/1/20 (a)	3,300,000
195,000	Lancaster County, PA, G.O., (FSA Ins. SPA - Dexia Credit Local), 2.500%, 3/1/31 (a)	195,000
900,000	Lancaster County, PA, G.O., Series B, (FSA Ins.), 3.850%, 11/1/16 (a)	900,000
1,265,000	Manheim Township, PA, School District, G.O., (FSA State Aid Withholding SPA - Royal Bank of Canada), 2.500%, 5/1/23 (a)	1,265,000
2,000,000	Pittsburgh, PA, Water & Sewer Authority Revenue, Series B-1, (FSA Ins. SPA - JPMorgan Chase Bank), 2.200%, 9/1/33 (a)	2,000,000
1,100,000	West Cornwall Township, PA, Municipal Authority Revenue, Series A, (FSA Ins. SPA - Dexia Credit Local), 4.250%, 3/15/28 (a)	1,100,000

		9,960,000

South Carolina -- 1.6%
3,000,000	Dorchester County School District No. 2, G.O., (SCSDE), 3.000%, 3/16/09	3,008,210

Tennessee -- 0.9%
1,625,000	Jackson, TN, Health Educational & Housing Facilities Board Multifamily Revenue, (Fannie Mae Ins.), 0.850%, 5/15/31 (a)	1,625,000

Texas -- 4.6%
1,600,000	Dallas, TX, Waterworks & Sewer System Revenue, 5.500%, 10/1/11	1,654,095
3,745,000	El Paso County, TX, Hospital District, G.O., Series 2747, (Assured Guaranty Liquid Facility - JPMorgan Chase Bank), 1.000%, 2/15/16 (a)	3,745,000
900,000	Katy, TX, Independent School District, G.O., (PSF-GTD), 1.150%, 8/15/33 (a)	900,000
930,000	Travis County, TX, Housing Finance Corp. Multifamily Housing Revenue, (Fannie Mae Ins.), 0.850%, 12/15/29 (a)	930,000
1,110,000	Travis County, TX, Housing Finance Corp. Multifamily Housing Revenue, Series A, (Fannie Mae Ins.), 0.850%, 2/15/34 (a)	1,110,000

		8,339,095

Principal Amount		Value

Municipal Bonds -- (Continued)
Virginia -- 6.0%
$2,500,000	Chesterfield County, VA, Economic Development Authority Revenue, Series C-1, (FSA Ins. SPA - Dexia Credit Local), 2.750%, 11/1/42 (a)	$2,500,000
450,000	Chesterfield County, VA, Economic Development Authority Revenue, Series C-2, (Assured Guaranty SPA - Dexia Credit Local), 1.250%, 11/1/42 (a)	450,000
4,000,000	Clarke County, VA, Industrial Development Authority Education Facilities Revenue, (LOC - Wachovia Bank N.A.), 2.030%, 12/1/20 (a)	4,000,000
4,000,000	Clarke County, VA, Industrial Development Authority Education Facilities Revenue, (FSA Ins. SPA - JPMorgan Chase Bank), 1.200%, 1/1/30 (a)	4,000,000

		10,950,000

Washington -- 0.6%
930,000	Seattle, WA, Municipal Light & Power Revenue, (LOC - JPMorgan Chase Bank), 0.650%, 6/1/21 (a)	930,000
250,000	Washington State, Series R-C, (MBIA Ins.), 4.000%, 1/1/09	250,000

		1,180,000

West Virginia -- 4.3%
3,410,000	Harrison County, WV, Industrial Development Revenue, (LOC - U.S. Bank N.A.), 1.130%, 6/1/14 (a)	3,410,000
4,185,000	Weirton, WV, Municipal Hospital Building, Commission Hospital Revenue, (LOC - PNC Bank N.A.), 1.080%, 12/1/31 (a)	4,185,000
300,000	West Virginia Economic Development Authority Revenue, Series A, (SPA - PNC Bank N.A.), 1.130%, 7/1/17 (a)	300,000

		7,895,000

Principal Amount or Shares		Value

Municipal Bonds -- (Continued)
Wisconsin -- 1.0%
$200,000	Kronenwetter, WI, G.O., (Assured Guaranty), 3.500%, 3/1/09	$200,479
1,500,000	Wisconsin Rural Water Construction Loan Program Commission Revenue, BAN, 3.500%, 12/1/09	1,530,553

		1,731,032

Total Municipal Bonds (Cost $162,990,522)		162,990,522

Commercial Papers -- 1.6%
Ohio -- 1.6%
3,000,000	Johns Hopkins University, (Bank of America N.A.), 1.000%, 4/6/09	3,000,000

Total Commercial Papers (Cost $3,000,000)		3,000,000

Cash Equivalents -- 9.3%
8,530,653	Fidelity Institutional Tax-Exempt Portfolio, 0.990% (b)	8,530,653
8,500,000	Merrill Lynch Institutional Tax-Exempt Fund, 1.250% (b)	8,500,000

Total Cash Equivalents (Cost $17,030,653)		17,030,653

Total Investments (Cost $183,021,175) -- 99.8%		183,021,175

Other Assets in Excess of Liabilities -- 0.2%		306,048

Net Assets -- 100.0%		$183,327,223

(a) Variable or Floating Rate Security. Rate disclosed is as of December 31, 2008.

(b) Rate disclosed is the seven day yield as of December 31, 2008.

AMBAC -- American Municipal Bond Assurance Corp.

BAN -- Bond Anticipation Note

COP -- Certificate of Participation

FGIC -- Financial Guaranty Insurance Co.

FSA -- Financial Security Assurance

G.O. -- General Obligation

Ins. -- Insured

LOC -- Letter of Credit

MBIA -- Municipal Bond Insurance Association

PSF-GTD -- Public School Fund Guaranteed

Q-SBLF -- Qualified School Bond Loan Fund

SCSDE -- South Carolina School Discount Enhancement

SPA -- Standby Purchase Agreement

Huntington U.S. Treasury Money Market Fund December 31, 2008

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

U.S. Treasury Obligations	72.5%
Repurchase Agreements	20.5%
Cash	7.0%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount or Shares		Value

U.S. Treasury Obligations -- 72.5%
U.S. Treasury Bills -- 64.1% (a)
$60,000,000	0.250%, 1/2/09	$59,999,326
35,000,000	0.949%, 1/15/09	34,992,220
40,000,000	1.254%, 1/22/09	39,973,167
40,000,000	1.184%, 1/29/09	39,967,644
20,000,000	1.053%, 2/5/09	19,979,583
20,000,000	1.053%, 2/12/09	19,975,500
20,000,000	0.005%, 3/12/09	19,999,806
25,000,000	0.040%, 3/26/09	24,997,667
20,000,000	0.025%, 4/9/09	19,998,639
20,000,000	0.030%, 4/23/09	19,998,133
20,000,000	1.410%, 4/30/09	19,907,444
20,000,000	1.106%, 5/7/09	19,923,000
25,000,000	0.049%, 5/15/09	24,995,487
20,000,000	0.030%, 5/28/09	19,997,550
45,000,000	0.070%, 6/4/09	44,985,490
25,000,000	0.285%, 6/25/09	24,965,364

		454,656,020

U.S. Treasury Notes -- 8.4% (a)
30,000,000	0.005%, 5/15/09	29,999,426
30,000,000	0.155%, 5/15/09	29,982,953

		59,982,379

Total U.S. Treasury Obligations (Cost $514,638,399)		514,638,399

Cash Equivalents -- 7.0%
35,000,000	Federated Treasury Obligations Fund, 0.010% (b)	35,000,000
15,000,000	Fidelity Institutional Treasury Portfolio, 0.330% (b)	15,000,000

Total Cash Equivalents (Cost $50,000,000)		50,000,000

Principal Amount		Value
Repurchase Agreements -- 20.5%
$60,000,000	Credit Suisse First Boston, 0.010%, dated 12/29/08, due 1/5/09, repurchase price $60,00,117 (Fully collateralized by Treasury Inflation Index Note, 3.375%, 1/15/12)	$60,000,000
25,082,500	Morgan Stanley Dean Witter & Co., 0.010%, dated 12/31/08, due 1/2/09, repurchase price $25,082,514 (Fully collateralized by Treasury Inflation Index Note, 1.875%, 7/15/13)	25,082,500
60,000,000	The Goldman Sachs & Co., Inc., 0.005%, dated 12/31/08, due 1/2/09, repurchase price $60,000,017 (Fully collateralized by U.S. Treasury Bond, 6.125%, 8/15/29)	60,000,000

Total Repurchase Agreements (Cost $145,082,500)		145,082,500

Total Investments (Cost $709,720,899) -- 100.0%		709,720,899

Liabilities in Excess of Other Assets -- 0.0%		(186,149)

Net Assets -- 100.0%		$709,534,750

(a) Rate represents the effective yield at purchase.

(b) Rate disclosed is the seven day yield as of December 31, 2008.

Huntington Dividend Capture Fund December 31, 2008

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Common Stocks (includes 14.3% Real Estate Investment Trusts)	65.4%
Preferred Stocks (includes 3.4% Real Estate Investment Trusts)	32.0%
Cash[1]	1.4%
Exchange Traded Funds	1.2%

Total	100.0%

1 Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks -- 65.5%
Consumer Discretionary -- 4.7%
13,000	Kimberly-Clark Corp.	$685,620
16,000	Sherwin-Williams Co.	956,000
25,300	Snap-on, Inc.	996,314
19,000	The Black & Decker Corp.	794,390

		3,432,324

Consumer Staples -- 5.3%
13,000	General Mills, Inc.	789,750
53,000	Pepsi Bottling Group, Inc.	1,193,030
27,000	Reynolds American, Inc.	1,088,370
57,500	SUPERVALU, Inc.	839,500

		3,910,650

Energy -- 1.9%
9,000	ConocoPhillips	466,200
8,500	Eni SpA ADR	406,470
20,000	Marathon Oil Corp.	547,200

		1,419,870

Financials -- 12.2%
15,000	ACE Ltd.	793,800
30,500	Bank of America Corp.	429,440
10,000	Chubb Corp.	510,000
39,000	JPMorgan Chase & Co.	1,229,670
15,000	M&T Bank Corp.	861,150
20,000	Principal Financial Group	451,400
48,000	Regions Financial Corp.	382,080
15,000	State Street Corp.	589,950
22,000	The Travelers Cos., Inc.	994,400
11,000	Torchmark Corp.	491,700
35,000	Unum Group	651,000
52,000	Wells Fargo & Co.	1,532,960

		8,917,550

Health Care -- 8.0%
29,500	AstraZeneca PLC ADR	1,210,385
14,000	Becton, Dickinson & Co.	957,460
31,000	Merck & Co., Inc.	942,400
54,500	Pfizer, Inc.	965,195
48,000	Schering-Plough Corp.	817,440
26,500	Wyeth	994,015

		5,886,895

Shares		Value

Common Stocks -- (Continued)
Industrials -- 8.4%
21,000	Cooper Industries Ltd., Class A	$613,830
24,000	Dover Corp.	790,080
46,000	Ingersoll Rand Co.	798,100
10,500	Lockheed Martin Corp.	882,840
19,500	Norfolk Southern Corp.	917,475
51,500	R.R. Donnelley & Sons Co.	699,370
20,500	Raytheon Co.	1,046,320
13,000	Waste Management, Inc.	430,820

		6,178,835

Materials -- 1.7%
11,500	Eastman Chemical Co.	364,665
15,500	Lubrizol Corp.	564,045
14,000	Sonoco Products Co.	324,240

		1,252,950

Real Estate Investment Trusts -- 14.3%
26,328	Apartment Investment & Management Co.	304,088
62,000	Cedar Shopping Centers, Inc.	438,960
12,500	Corporate Office Properties Trust	383,750
8,500	EastGroup Properties, Inc.	302,430
28,000	Entertainment Properties Trust	834,400
24,000	Equity Residential	715,680
24,000	HCP, Inc.	666,480
17,000	Health Care REIT, Inc.	717,400
12,000	Highwoods Properties, Inc.	328,320
7,000	Home Properties, Inc.	284,200
17,000	Hospitality Properties Trust	252,790
75,000	Lexington Realty Trust	375,000
38,000	Liberty Property Trust	867,540
19,000	Mack-Cali Realty Corp.	465,500
45,000	Medical Properties Trust, Inc.	283,950
13,500	Mid-America Apartment Communities, Inc.	501,660
38,000	National Retail Properties, Inc.	653,220
23,000	Nationwide Health Properties, Inc.	660,560
14,000	Simon Property Group, Inc.	743,820
32,000	Weingarten Realty Investors	662,080

		10,441,828

Shares		Value

Common Stocks -- (Continued)
Technology -- 2.3%
3,500	Accenture Ltd., Class A	$114,765
15,000	Hewlett-Packard Co.	544,350
12,500	International Business Machines Corp.	1,052,000

		1,711,115

Telecommunications -- 3.4%
31,500	AT&T, Inc.	897,750
18,000	CenturyTel, Inc.	491,940
29,500	Embarq Corp.	1,060,820

		2,450,510

Utilities -- 3.3%
6,000	Consolidated Edison, Inc.	233,580
77,500	Duke Energy Corp.	1,163,275
53,000	Xcel Energy, Inc.	983,150

		2,380,005

Total Common Stocks (Cost $60,594,824)		47,982,532

Preferred Stocks -- 32.1%
Consumer Discretionary -- 1.9%
60,000	Comcast Corp., 7.000%	1,365,600
3,155	Viacom, Inc., 6.850%	57,674

		1,423,274

Financials -- 24.5%
115,000	ABN AMRO Capital Funding Trust V, 5.900%	1,214,400
60,000	American International Group, Series A-4, 6.450%	405,000
40,000	ASBC Capital I, 7.625%	798,800
45,000	BAC Capital Trust XII, 6.875%	857,250
40,000	Barclays Bank PLC, Series 2, 6.625%	502,000
20,000	Citigroup Capital Trust VIII, 6.950%	342,600
20,000	Fleet Capital Trust VIII, 7.200%	384,400
5,000	Goldman Sachs Group, Inc., Series B, 6.200%	103,000
40,000	HSBC Holdings PLC, Series A, 6.200%	743,200
95,000	ING Groep NV, 6.125%	1,064,000
75,000	KeyCorp Capital VIII, 7.000%	1,148,250
70,000	Merrill Lynch & Co. Capital Trust V, 7.280%	1,211,000
36,154	MetLife, Inc., Series B, 6.500%	617,149
Shares		Value

Preferred Stocks -- (Continued)
Financials -- (Continued)
70,000	Morgan Stanley Capital Trust, 6.600%	$1,085,000
60,000	National City Capital Trust II, 6.625%	1,104,000
42,386	PLC Capital Trust IV, 7.250%	593,404
2,524	PNC Capital Trust E, 7.750%	62,267
31,807	Prudential Financial, Inc., 9.000%	697,845
39,721	Prudential PLC, 6.500%	538,617
82,000	RenaissanceRe Holdings Ltd., Series B, 7.300%	1,488,300
30,000	RenaissanceRe Holdings Ltd., Series C, 6.080%	464,100
70,000	Royal Bank of Scotland Group PLC, Series N, 6.350%	637,000
70,000	SLM Corp., 6.000%	728,000
12,308	SunTrust Capital IX, 7.875%	292,315
40,000	The Bank of New York Mellon Corp. Capital V, 7.800%	892,400

		17,974,297

Real Estate Investment Trusts -- 3.4%
25,000	Duke Realty Corp., Series O, 8.375%	359,000
110,000	Public Storage, Series F, 6.450%	2,110,900

		2,469,900

Utilities -- 2.3%
59,000	BGE Capital Trust II, 6.200%	932,200
30,000	Xcel Energy, Inc., 7.600%	747,900

		1,680,100

Total Preferred Stocks (Cost $36,261,512)		23,547,571

Mutual Funds -- 1.2%
Exchange Traded Funds -- 1.2%
55,000	AMEX Technology SPDR	847,550

Total Mutual Funds (Cost $914,245)		847,550

Cash Equivalents -- 1.4%

1,066,449	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	1,066,449

Total Cash Equivalents (Cost $1,066,449)		1,066,449

Total Investments (Cost $98,837,030) -- 100.2%		73,444,102

Liabilities in Excess of Other Assets -- (0.2)%		(166,317)

Net Assets -- 100.0%		$73,277,785

(a) Investment in affiliate.

(b) Rate disclosed is the seven day yield as of December 31, 2008.

ADR -- American Depositary Receipt

PLC -- Public Liability Co.

REIT -- Real Estate Investment Trust

Huntington Growth Fund December 31, 2008

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Technology	21.6%
Energy	17.3%
Health Care	17.2%
Consumer Staples	14.2%
Consumer Discretionary	10.5%
Industrials	6.0%
Financials	4.6%
Cash[1]	3.5%
Exchange Traded Funds	2.2%
Materials	1.5%
Transportation	1.4%

Total	100.0%

1 Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks -- 94.3%
Consumer Discretionary -- 10.5%
25,000	DeVry, Inc.	$1,435,250
100,000	Lowe’s Cos., Inc.	2,152,000
71,800	McDonald's Corp.	4,465,242
58,400	Nike, Inc., Class B	2,978,400
23,000	Sherwin-Williams Co.	1,374,250
66,000	Yum! Brands, Inc.	2,079,000

		14,484,142

Consumer Staples -- 14.2%
31,500	Colgate-Palmolive Co.	2,159,010
46,000	Costco Wholesale Corp.	2,415,000
31,800	General Mills, Inc.	1,931,850
64,000	Molson Coors Brewing Co., Class B	3,130,880
47,000	Procter & Gamble Co.	2,905,540
26,000	Ralcorp Holding, Inc.*	1,518,400
101,000	The Kroger Co.	2,667,410
53,000	Wal-Mart Stores, Inc.	2,971,180

		19,699,270

Energy -- 17.3%
22,300	Chevron Texaco Corp.	1,649,531
40,000	Devon Energy Corp.	2,628,400
39,300	Enbridge, Inc.	1,276,071
15,000	EOG Resources, Inc.	998,700
61,565	Exxon Mobil Corp.	4,914,734
36,000	Murphy Oil Corp.	1,596,600
79,550	Occidental Petroleum Corp.	4,772,204
35,000	Royal Dutch Shell PLC ADR	1,852,900
33,500	Southwestern Energy Co.*	970,495
25,700	Sunoco, Inc.	1,116,922
53,200	Tidewater, Inc.	2,142,364

		23,918,921

Shares		Value

Common Stocks -- (Continued)
Financials -- 4.6%
37,000	Aflac, Inc.	$1,696,080
53,500	JPMorgan Chase & Co.	1,686,855
73,500	People’s United Financial, Inc.	1,310,505
54,600	Wells Fargo & Co.	1,609,608

		6,303,048

Health Care -- 17.2%
50,000	Abbott Laboratories	2,668,500
90,000	Baxter International, Inc.	4,823,100
22,000	C.R. Bard, Inc.	1,853,720
34,900	Celgene Corp.*	1,929,272
32,000	Express Scripts, Inc.*	1,759,360
28,000	Genzyme Corp.*	1,858,360
95,000	Gilead Sciences, Inc.*	4,858,300
26,000	Johnson & Johnson	1,555,580
58,800	Teva Pharmaceutical Industries Ltd. ADR	2,503,116

		23,809,308

Industrials -- 6.0%
4,700	First Solar, Inc.*	648,412
35,700	Lockheed Martin Corp.	3,001,656
40,000	Union Pacific Corp.	1,912,000
34,000	W.W. Grainger, Inc.	2,680,560

		8,242,628

Materials -- 1.5%
58,000	Ecolab, Inc.	2,038,700

Technology -- 21.6%
54,000	Accenture Ltd., Class A	1,770,660
14,300	Apple Computer, Inc.*	1,220,505
53,600	FLIR Systems, Inc.*	1,644,448
Shares		Value

Common Stocks -- (Continued)
Technology -- (Continued)
4,300	Google, Inc., Class A*	$1,322,895
43,000	Harris Corp.	1,636,150
76,747	Hewlett-Packard Co.	2,785,149
46,000	International Business Machines Corp.	3,871,360
74,000	Intuit, Inc.*	1,760,460
6,300	MasterCard, Inc., Class A	900,459
56,000	McAfee, Inc.*	1,935,920
170,025	Microsoft Corp.	3,305,286
300,000	Oracle Corp.*	5,319,000
34,800	Research In Motion Ltd.*	1,412,184
40,700	Sybase, Inc.*	1,008,139

		29,892,615

Transportation -- 1.4%
26,000	Burlington Northern Santa Fe Corp.	1,968,460

Total Common Stocks (Cost $129,638,498)		130,357,092

Shares		Value

Mutual Funds -- 2.2%
Exchange Traded Funds -- 2.2%
103,400	SPDR KBW Regional Banking	$3,015,144

Total Mutual Funds (Cost $3,607,556)		3,015,144

Cash Equivalents -- 3.5%
4,802,921	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	4,802,921

Total Cash Equivalents (Cost $4,802,921)		4,802,921

Total Investments (Cost $138,048,975) -- 100.0%		138,175,157

Liabilities in Excess of Other Assets -- 0.0%		(15,646)

Net Assets -- 100.0%		$138,159,511

(a) Investment in affiliate.

(b) Rate disclosed is the seven day yield as of December 31, 2008.

* Non-income producing security.

ADR -- American Depositary Receipt

PLC -- Public Liability Co.

Huntington Income Equity Fund December 31, 2008

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Financials	17.9%
Industrials	16.2%
Health Care	15.3%
Consumer Staples	10.2%
Consumer Discretionary	7.0%
Technology	6.7%
Utilities	6.5%
Telecommunications	6.1%
Real Estate Investment Trusts	5.4%
Materials	3.0%
Energy	2.7%
Preferred Stocks	2.1%
Cash[1]	0.9%

Total	100.0%

1 Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks -- 96.9%
Consumer Discretionary -- 7.0%
46,900	Carnival Corp.	$1,140,608
132,000	Gannett Co., Inc.	1,056,000
49,700	Home Depot, Inc.	1,144,094
69,100	The Gap, Inc.	925,249
133,000	Time Warner, Inc.	1,337,980
26,800	Whirlpool Corp.	1,108,180

		6,712,111

Consumer Staples -- 10.2%
90,000	ConAgra Foods, Inc.	1,485,000
43,100	General Mills, Inc.	2,618,325
35,800	Molson Coors Brewing Co., Class B	1,751,336
122,000	SUPERVALU, Inc.	1,781,200
38,500	Wal-Mart Stores, Inc.	2,158,310

		9,794,171

Energy -- 2.7%
17,700	Chevron Texaco Corp.	1,309,269
24,700	ConocoPhillips	1,279,460

		2,588,729

Financials -- 17.8%
155,000	AEGON NV	937,750
103,000	Banco Santander SA ADR	977,470
71,500	BB&T Corp.	1,963,390
44,900	Chubb Corp.	2,289,900
49,500	ING Groep NV ADR	549,450
46,900	JPMorgan Chase & Co.	1,478,757
171,000	Regions Financial Corp.	1,361,160
44,100	SunTrust Banks, Inc.	1,302,714
62,700	The Travelers Cos., Inc.	2,834,040
Shares		Value

Common Stocks -- (Continued)
Financials -- (Continued)
55,500	U.S. Bancorp	$1,388,055
70,000	Wells Fargo & Co.	2,063,600

		17,146,286

Health Care -- 15.3%
22,700	Abbott Laboratories	1,211,499
46,400	AstraZeneca PLC ADR	1,903,792
36,300	Covidien Ltd.	1,315,512
55,000	Eli Lilly & Co.	2,214,850
23,600	Johnson & Johnson	1,411,988
145,800	Pfizer, Inc.	2,582,118
58,500	Sanofi-Aventis ADR	1,881,360
57,000	Wyeth	2,138,070

		14,659,189

Industrials -- 16.2%
31,200	Caterpillar, Inc.	1,393,704
62,000	Dover Corp.	2,041,040
30,000	Eaton Corp.	1,491,300
20,900	General Dynamics Corp.	1,203,631
78,000	Ingersoll Rand Co.	1,353,300
22,800	L-3 Communications Holdings, Inc.	1,682,184
39,000	Parker Hannifin Corp.	1,659,060
55,000	Pitney Bowes, Inc.	1,401,400
63,800	R.R. Donnelley & Sons Co.	866,404
52,000	Tyco International Ltd.	1,123,200
42,400	Waste Management, Inc.	1,405,136

		15,620,359

Shares		Value

Common Stocks -- (Continued)
Materials -- 3.0%
60,000	Cemex S.A.B. de C.V. ADR	$548,400
29,200	Du Pont (E.I.) de Nemours & Co.	738,760
25,800	Eastman Chemical Co.	818,118
53,600	The Dow Chemical Co.	808,824

		2,914,102

Real Estate Investment Trusts -- 5.4%
40,000	HCP, Inc.	1,110,800
32,600	Health Care REIT, Inc.	1,375,720
71,300	Hospitality Properties Trust	1,060,231
68,400	Mack-Cali Realty Corp.	1,675,800

		5,222,551

Technology -- 6.7%
24,900	Canon, Inc. ADR	781,860
38,800	Hewlett-Packard Co.	1,408,052
21,100	International Business Machines Corp.	1,775,776
61,400	Microsoft Corp.	1,193,616
80,000	Tyco Electronics Ltd.	1,296,800

		6,456,104

Telecommunications -- 6.1%
53,000	AT&T, Inc.	1,510,500
37,300	Verizon Communications, Inc.	1,264,470
84,000	Vodafone Group PLC ADR	1,716,960
145,000	Windstream Corp.	1,334,000

		5,825,930

Shares		Value

Common Stocks -- (Continued)
Utilities -- 6.5%
80,600	Duke Energy Corp.	$1,209,806
134,000	NiSource, Inc.	1,469,980
51,000	Progress Energy, Inc.	2,032,350
125,000	TECO Energy, Inc.	1,543,750

		6,255,886

Total Common Stocks (Cost $118,694,205)		93,195,418

Preferred Stocks -- 2.1%
Consumer Discretionary -- 2.1%
54,400	Archer Daniels Midland Co., 6.250%	2,061,760

Total Preferred Stocks (Cost $1,756,342)		2,061,760

Cash Equivalents -- 0.9%
824,125	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	824,125

Total Cash Equivalents (Cost $824,125)		824,125

Total Investments (Cost $121,274,672) -- 99.9%		96,081,303

Other Assets in Excess of Liabilities -- 0.1%		87,046

Net Assets -- 100.0%		$96,168,349

(a) Investment in affiliate.

(b) Rate disclosed is the seven day yield as of December 31, 2008.

ADR -- American Depositary Receipt

PLC -- Public Liability Co.

REIT -- Real Estate Investment Trust

Huntington International Equity Fund December 31, 2008

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Japan	21.3%
United Kingdom	20.7%
France	13.8%
Switzerland	6.7%
Germany	5.7%
Netherlands	5.2%
Spain	5.2%
Singapore	4.6%
Exchange Traded Funds	3.1%
Ireland	2.8%
Italy	2.3%
Finland	2.1%
Netherlands Antilles	1.9%
Canada	1.8%
Repurchase Agreements	1.5%
Sweden	1.3%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks -- 86.3%
Canada -- 1.6%
Energy -- 1.6%
70,000	EnCana Corp.	$3,253,600

Finland -- 1.9%
Technology -- 1.9%
245,000	Nokia Oyj	3,779,813

France -- 12.5%
Consumer Discretionary -- 2.5%
156,000	Vivendi	5,044,393

Energy -- 2.8%
103,140	Total SA	5,577,886

Financials -- 3.0%
263,900	AXA ADR	5,929,833

Materials -- 1.8%
61,000	Lafarge SA	3,675,363

Utilities -- 2.4%
97,172	GDF Suez	4,770,947

		24,998,422

Germany -- 5.2%
Health Care -- 1.4%
96,300	Stada Arzneimittel AG	2,747,872

Technology -- 1.8%
104,400	SAP AG ADR	3,634,150

Shares		Value

Common Stocks -- (Continued)
Germany -- (Continued)
Utilities -- 2.0%
100,000	E.ON AG ADR	$4,075,000

		10,457,022

Ireland -- 2.5%
Consumer Staples -- 0.6%
67,694	Kerry Group PLC	1,232,545

Financials -- 0.4%
138,000	Allied Irish Banks PLC ADR	647,220
610,000	Anglo Irish Bank Corp. PLC	137,773

		784,993

Materials -- 1.5%
124,000	CRH PLC	3,076,388

		5,093,926

Italy -- 2.1%
Energy -- 1.1%
130,000	Saipem SpA	2,135,709

Industrials -- 1.0%
130,560	Finmeccanica SpA	1,976,147

		4,111,856

Japan -- 19.2%
Consumer Discretionary -- 4.4%
152,000	Honda Motor Co. Ltd.	3,196,646
266,000	Panasonic Corp.	3,266,667
Shares		Value

Common Stocks -- (Continued)
Japan -- (Continued)
Consumer Discretionary -- (Continued)
330,000	Sharp Corp.	$2,315,789

		8,779,102

Consumer Staples -- 2.1%
56,600	Unicharm Corp.	4,221,737

Financials -- 2.7%
874,500	Mitsubishi UFJ Financial Group, Inc. ADR	5,430,645

Health Care -- 1.9%
94,000	Eisai Co. Ltd.	3,837,581

Industrials -- 3.6%
48,000	FANUC Ltd.	3,331,347
308,000	KOMATSU Ltd.	3,799,448

		7,130,795

Technology -- 4.5%
148,500	Canon, Inc.	4,538,729
11,750	Nintendo Co. Ltd.	4,375,621

		8,914,350

		38,314,210

Netherlands -- 4.7%
Consumer Discretionary -- 2.2%
223,000	Koninklijke (Royal) Phillips Electronics NV	4,431,010

Financials -- 0.9%
147,012	ING Groep NV	1,497,746
31,000	ING Groep NV ADR	344,100

		1,841,846

Industrials -- 1.6%
165,800	TNT NV ADR	3,170,912

		9,443,768

Netherlands Antilles -- 1.7%
Energy -- 1.7%
79,000	Schlumberger Ltd.	3,344,070

Singapore -- 4.2%
Industrials -- 1.9%
1,276,000	Keppel Corp. Ltd.	3,836,062

Telecommunications -- 2.3%
2,575,930	Singapore Telecommunications Ltd. (a)	4,560,593

		8,396,655

Spain -- 4.7%
Financials -- 2.4%
384,700	Banco Bilbao Vizcaya Argentaria SA ADR	4,804,903

Telecommunications -- 2.3%
212,384	Telefonica SA	4,678,777

		9,483,680

Shares		Value

Common Stocks -- (Continued)
Sweden -- 1.2%
Industrials -- 1.2%
371,500	Sandvik AB	$2,303,220

Switzerland -- 6.1%
Health Care -- 3.6%
106,900	Novartis AG	5,295,263
12,000	Roche Holding AG	1,832,879

		7,128,142

Materials -- 2.5%
128,100	Syngenta AG ADR	5,013,834

		12,141,976

United Kingdom -- 18.7%
Consumer Discretionary -- 1.9%
407,000	Pearson PLC	3,749,993

Consumer Staples -- 4.4%
154,816	Cadbury PLC	1,347,436
520,000	Tate & Lyle PLC	2,995,400
872,284	Tesco PLC ADR	4,513,759

		8,856,595

Energy -- 3.3%
338,000	BG Group PLC ADR	4,649,504
74,000	Royal Dutch Shell PLC, Class A	1,919,937

		6,569,441

Financials -- 1.9%
300,000	Standard Chartered PLC	3,773,178

Health Care -- 2.2%
117,850	GlaxoSmithKline PLC ADR	4,392,269

Industrials -- 2.1%
858,000	Rolls-Royce Group PLC	4,137,689

Materials -- 1.1%
24,000	Rio Tinto PLC ADR	2,133,840

Utilities -- 1.8%
212,100	Scottish & Southern Energy PLC	3,710,302

		37,323,307

Total Common Stocks (Cost $227,831,642)		172,445,525

Mutual Funds -- 2.8%
Exchange Traded Funds -- 2.8%
212,000	iShares MSCI Hong Kong Index Fund	2,198,440
235,000	iShares MSCI Taiwan Index Fund	1,783,650
125,200	Morgan Stanley India Fund	1,565,000

Total Mutual Funds (Cost $10,447,784)		5,547,090

Principal Amount		Value

Repurchase Agreements -- 1.4%
$2,854,000	State Street Bank, 0.010%, dated 12/31/08, due 1/2/09, repurchase price $2,915,620 (Fully collateralized by U.S. Treasury Securities)	$2,854,000

Total Repurchase Agreements (Cost $2,854,000)		2,854,000

Total Investments (Cost $241,133,426) -- 90.5%		180,846,615

Other Assets in Excess of Liabilities -- 9.5%		19,087,769

Net Assets -- 100.0%		$199,934,384

(a) Illiquid security.

ADR -- American Depositary Receipt

PLC -- Public Liability Co.

Huntington Macro 100 Fund December 31, 2008

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Financials	17.3%
Consumer Discretionary	13.8%
Energy	13.1%
Health Care	11.5%
Consumer Staples	11.1%
Industrials	9.9%
Technology	9.6%
Materials	4.5%
Utilities	3.4%
Telecommunications	2.6%
Cash[1]	2.5%
Real Estate Investment Trusts	0.7%

Total	100.0%

1 Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks -- 97.4%
Consumer Discretionary -- 13.8%
2,700	Apollo Group, Inc., Class A*	$206,874
1,000	AutoZone, Inc.*	139,470
7,000	eBay, Inc.*	97,720
3,000	Ecolab, Inc.	105,450
4,900	Family Dollar Stores, Inc.	127,743
2,500	Fortune Brands, Inc.	103,200
3,200	Hasbro, Inc.	93,344
5,100	International Game Technology	60,639
6,100	Johnson Controls, Inc.	110,776
6,000	Leggett & Platt, Inc.	91,140
6,300	Liz Claiborne, Inc.	16,380
3,400	Meredith Corp.	56,916
3,800	Omnicom Group, Inc.	102,296
3,825	Republic Services, Inc., Class A	94,822
7,200	Staples, Inc.	129,024
4,200	The Gap, Inc.	56,238
3,600	The Hershey Co.	125,064
4,900	The TJX Cos., Inc.	100,793
2,800	United Parcel Service, Inc., Class B	154,448
2,400	UST, Inc.	166,512

		2,138,849

Consumer Staples -- 11.1%
4,800	Avon Products, Inc.	115,344
4,100	Colgate-Palmolive Co.	281,014
5,100	Constellation Brands, Inc.*	80,427
8,200	Kellogg Co.	359,570
3,200	McCormick & Co., Inc.	101,952
7,100	Procter & Gamble Co.	438,922
4,000	SUPERVALU, Inc.	58,400
Shares		Value

Common Stocks -- (Continued)
Consumer Staples -- (Continued)
6,200	Sysco Corp.	$142,228
2,400	The Clorox Co.	133,344

		1,711,201

Energy -- 13.1%
5,500	Apache Corp.	409,915
6,400	BJ Services Co.	74,688
4,000	Chesapeake Energy Corp.	64,680
5,200	Devon Energy Corp.	341,692
1,900	ENSCO International, Inc.	53,941
1,800	Entergy Corp.	149,634
2,100	EOG Resources, Inc.	139,818
2,100	Integrys Energy Group, Inc.	90,258
3,400	Nabors Industries Ltd.*	40,698
3,300	Pinnacle West Capital Corp.	106,029
3,800	PPL Corp.	116,622
3,600	Progress Energy, Inc.	143,460
2,200	Range Resources Corp.	75,658
2,500	Rowan Cos., Inc.	39,750
1,000	Schlumberger Ltd.	42,330
4,100	XTO Energy, Inc.	144,607

		2,033,780

Financials -- 17.2%
34,500	Citigroup, Inc.	231,495
5,700	H&R Block, Inc.	129,504
7,700	Hudson City Bancorp, Inc.	122,892
17,800	JPMorgan Chase & Co.	561,234
4,600	Paychex, Inc.	120,888
8,000	Progressive Corp.	118,480
4,400	SunTrust Banks, Inc.	129,976
4,900	The Allstate Corp.	160,524
Shares		Value

Common Stocks -- (Continued)
Financials -- (Continued)
2,000	Torchmark Corp.	$89,400
12,500	U.S. Bancorp	312,625
16,900	Wachovia Corp.	93,626
17,500	Wells Fargo & Co.	515,900
3,300	Zions Bancorp	80,883

		2,667,427

Health Care -- 11.5%
2,400	Becton, Dickinson & Co.	164,136
1,600	C.R. Bard, Inc.	134,816
6,500	Gilead Sciences, Inc.*	332,410
6,300	Johnson & Johnson	376,929
3,200	McKesson Corp.	123,936
5,700	Medtronic, Inc.	179,094
8,500	Mylan Laboratories, Inc.*	84,065
3,700	Patterson Cos., Inc.*	69,375
2,300	Sigma-Aldrich Corp.	97,152
2,700	Stryker Corp.	107,865
2,600	Zimmer Holdings, Inc.*	105,092

		1,774,870

Industrials -- 9.9%
3,300	General Dynamics Corp.	190,047
4,100	Illinois Tool Works, Inc.	143,705
2,400	ITT Corp.	110,376
1,800	Jacobs Engineering Group, Inc.*	86,580
7,200	Masco Corp.	80,136
2,900	Pall Corp.	82,447
1,000	Parker Hannifin Corp.	42,540
3,700	Pitney Bowes, Inc.	94,276
4,100	Union Pacific Corp.	195,980
6,500	United Technologies Corp.	348,400
4,900	Waste Management, Inc.	162,386

		1,536,873

Materials -- 4.5%
8,400	Ball Corp.	349,356
4,900	Pactiv Corp.*	121,912
2,600	Peabody Energy Corp.	59,150
11,000	The Dow Chemical Co.	165,990

		696,408

Shares		Value

Common Stocks -- (Continued)
Real Estate Investment Trusts -- 0.7%
4,100	HCP, Inc.	$113,857

Technology -- 9.6%
2,200	Affiliated Computer Services, Inc.*	101,090
6,500	BMC Software, Inc.*	174,915
20,800	Cisco Systems, Inc.*	339,040
4,400	Cognizant Technology Solutions Corp., Class A*	79,464
3,700	Electronic Arts, Inc.*	59,348
2,800	Fiserv, Inc.*	101,836
2,700	Genzyme Corp.*	179,199
4,900	Intuit, Inc.*	116,571
6,200	Jabil Circuit, Inc.	41,850
3,200	Lexmark International, Inc.*	86,080
8,800	Symantec Corp.*	118,976
11,200	Xerox Corp.	89,264

		1,487,633

Telecommunications -- 2.6%
11,800	Verizon Communications, Inc.	400,020

Utilities -- 3.4%
3,800	Consolidated Edison, Inc.	147,934
4,900	Dominion Resources, Inc.	175,615
5,400	Southern Co.	199,800

		523,349

Total Common Stocks (Cost $20,538,855)		15,084,267

Cash Equivalents -- 2.5%
390,262	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	390,262

Total Cash Equivalents (Cost $390,262)		390,262

Total Investments (Cost $20,929,117) -- 99.9%		15,474,529

Other Assets in Excess of Liabilities -- 0.1%		15,128

Net Assets -- 100.0%		$15,489,657

(a) Investment in affiliate.

(b) Rate disclosed is the seven day yield as of December 31, 2008.

* Non-income producing security.

Huntington Mid Corp America Fund December 31, 2008

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Industrials	18.8%
Health Care	14.2%
Technology	12.5%
Financials	10.9%
Consumer Discretionary	8.2%
Energy	8.2%
Materials	7.4%
Cash[1]	7.2%
Utilities	5.8%
Consumer Staples	4.5%
Real Estate Investment Trusts	1.3%
Telecommunications	1.0%

Total	100.0%

1 Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks -- 93.3%
Consumer Discretionary -- 8.2%
26,110	Abercrombie & Fitch Co., Class A	$602,358
30,900	AnnTaylor Stores Corp.*	178,293
32,400	BorgWarner, Inc.	705,348
30,934	Fidelity National Title Group, Inc., Class A	549,079
19,200	Hanover Insurance Group, Inc.	825,024
10,900	ITT Educational Services, Inc.*	1,035,282
23,880	Marriott International, Inc., Class A	464,466
40,000	Nordstrom, Inc.	532,400
5,000	Polo Ralph Lauren Corp.	227,050
37,200	Royal Caribbean Cruises Ltd.	511,500
27,500	Sonic Automotives, Inc.	109,450
16,070	The Stanley Works	547,987
10,000	UniFirst Corp.	296,900
10,660	V.F. Corp.	583,848
10,600	Whirlpool Corp.	438,310
8,000	Wolverine World Wide, Inc.	168,320

		7,775,615

Consumer Staples -- 4.5%
32,000	Church & Dwight Co., Inc.	1,795,840
25,950	Constellation Brands, Inc.*	409,232
20,700	Ralcorp Holding, Inc.*	1,208,880
18,900	Smithfield Foods, Inc.*	265,923
37,780	SUPERVALU, Inc.	551,588

		4,231,463

Energy -- 8.2%
4,500	Baker Hughes, Inc.	144,315
46,700	Chesapeake Energy Corp.	755,139
11,300	Forest Oil Corp.*	186,337
29,200	Helmerich & Payne, Inc.	664,300
Shares		Value

Common Stocks -- (Continued)
Energy -- (Continued)
9,145	Mariner Energy, Inc.*	$93,279
28,160	Murphy Oil Corp.	1,248,896
27,900	National Fuel Gas Co.	874,107
41,500	Noble Energy, Inc.	2,042,630
6,000	Smith International, Inc.	137,340
66,200	Spectra Energy Corp.	1,041,988
11,250	Unit Corp.*	300,600
25,200	Weatherford International, Inc.*	272,664

		7,761,595

Financials -- 11.0%
21,200	BancorpSouth, Inc.	495,232
10,700	Cincinnati Financial Corp.	311,049
26,900	City National Corp.	1,310,030
4,310	Everest Re Group Ltd.	328,163
24,200	First American Financial Corp.	699,138
17,000	FirstMerit Corp.	350,030
7,372	Fulton Financial Corp.	70,919
20,000	Legg Mason, Inc.	438,200
9,598	Lender Processing Services, Inc.	282,661
28,870	Lincoln National Corp.	543,911
13,300	M&T Bank Corp.	763,553
27,800	Nationwide Financial Services, Inc.	1,451,438
62,250	Old Republic International Corp.	742,020
22,240	T. Rowe Price Group, Inc.	788,186
30,590	Torchmark Corp.	1,367,373
21,000	Wilmington Trust Corp.	467,040

		10,408,943

Health Care -- 14.3%
50,000	AmerisourceBergen Corp.	1,783,000
12,430	Biogen Idec, Inc.*	592,041
Shares		Value

Common Stocks -- (Continued)
Health Care -- (Continued)
8,300	Cephalon, Inc.*	$639,432
18,775	Coventry Health Care, Inc.*	279,372
8,000	Dentsply International, Inc.	225,920
15,970	Humana, Inc.*	595,362
55,600	Life Technologies Corp.*	1,296,036
29,800	Lincare Holdings, Inc.*	802,514
76,300	Mylan Laboratories, Inc.*	754,607
22,200	Owens & Minor, Inc.	835,830
16,000	Quest Diagnostics, Inc.	830,560
32,490	St. Jude Medical, Inc.*	1,070,870
73,156	Thermo Fisher Scientific, Inc.*	2,492,425
38,830	Watson Pharmaceutical, Inc.*	1,031,713
20,200	WellCare Health Plans, Inc.*	259,772

		13,489,454

Industrials -- 19.0%
10,200	Alliant Techsystems, Inc.*	874,752
47,200	Cooper Industries Ltd., Class A	1,379,656
34,400	Cummins, Inc.	919,512
16,000	Elbit Systems Ltd.	743,680
3,000	G&K Services, Inc., Class A	60,660
28,700	General Cable Corp.*	507,703
26,690	ITT Corp.	1,227,473
54,000	Kennametal, Inc.	1,198,260
39,000	L-3 Communications Holdings, Inc.	2,877,420
19,500	Mohawk Industries, Inc.*	837,915
6,000	Oshkosh Corp.	53,340
33,800	Pall Corp.	960,934
23,400	Parker Hannifin Corp.	995,436
20,100	Precision Castparts Corp.	1,195,548
20,000	Quanex Building Products Corp.	187,400
7,000	R.R. Donnelley & Sons Co.	95,060
3,000	Rockwell International Corp.	96,720
21,000	Ryder System, Inc.	814,380
16,000	Stericycle, Inc.*	833,280
21,500	Teleflex, Inc.	1,077,150
20,000	Textron, Inc.	277,400
30,500	Thomas & Betts Corp.*	729,255

		17,942,934

Materials -- 7.4%
41,400	Albemarle Corp.	923,220
44,400	AptarGroup, Inc.	1,564,656
6,000	Ball Corp.	249,540
8,000	Cymer, Inc.*	175,280
29,300	Cytec Industries, Inc.	621,746
27,000	FMC Corp.	1,207,710
18,800	Lubrizol Corp.	684,132
3,000	Minerals Technologies, Inc.	122,700
18,300	Pactiv Corp.*	455,304
12,280	PPG Industries, Inc.	521,040
20,900	RPM International, Inc.	277,761
6,000	Schnitzer Steel Industries, Inc.	225,900

		7,028,989

Shares		Value

Common Stocks -- (Continued)
Real Estate Investment Trusts -- 1.3%
15,020	First Industrial Realty Trust, Inc.	$113,401
27,673	Host Hotels & Resorts, Inc.	209,485
13,360	Mid-America Apartment Communities, Inc.	496,457
10,000	PS Business Parks, Inc.	446,600

		1,265,943

Technology -- 12.6%
250,666	Activision Blizzard, Inc.*	2,165,754
11,000	Amdocs Ltd.*	201,190
48,000	Arris Group, Inc.*	381,600
15,100	Avocent Corp.*	270,441
22,135	Benchmark Electronics, Inc.*	282,664
15,570	Electronic Arts, Inc.*	249,743
19,196	Fidelity National Information Services, Inc.	312,319
3,000	Fiserv, Inc.*	109,110
28,430	FLIR Systems, Inc.*	872,232
40,000	Forrester Research, Inc.*	1,128,400
3,000	Genzyme Corp.*	199,110
33,000	Harris Corp.	1,255,650
51,000	Integrated Device Technology, Inc.*	286,110
12,000	Intersil Corp., Class A	110,280
29,000	JDA Software Group, Inc.*	380,770
24,400	Lam Research Corp.*	519,232
11,000	MEMC Electronic Materials, Inc.*	157,080
11,000	Molex, Inc.	159,390
30,800	NCR Corp.*	435,512
112,100	ON Semiconductor Corp.*	381,140
17,200	Progress Software Corp.*	331,272
32,000	Sybase, Inc.*	792,640
30,800	Teradata Corp.*	456,764
29,250	Varian Semiconductor Equipment Associates, Inc.*	530,010

		11,968,413

Telecommunications -- 1.0%
26,570	CenturyTel, Inc.	726,158
9,000	Telus Corp.	255,780

		981,938

Utilities -- 5.8%
12,000	AGL Resources, Inc.	376,200
9,766	Allete, Inc.	315,149
15,500	Atmos Energy Corp.	367,350
8,000	Constellation Energy Group, Inc.	200,720
60,750	MDU Resources Group, Inc.	1,310,985
14,250	New Jersey Resources Corp.	560,737
71,000	Questar Corp.	2,320,990

		5,452,131

Total Common Stocks (Cost $81,901,240)		88,307,418

Shares		Value

Cash Equivalents -- 7.2%
6,852,029	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	$6,852,029

Total Cash Equivalents (Cost $6,852,029)		6,852,029

Total Investments (Cost $88,753,269) -- 100.5%		95,159,447

Liabilities in Excess of Other Assets -- (0.5)%		(465,425)

Net Assets -- 100.0%		$94,694,022

(a) Investment in affiliate.

(b) Rate disclosed is the seven day yield as of December 31, 2008.

* Non-income producing security.

Huntington New Economy Fund December 31, 2008

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Industrials	19.8%
Technology	18.6%
Consumer Discretionary	13.7%
Health Care	12.6%
Financials	9.1%
Materials	8.0%
Energy	6.7%
Cash[1]	5.5%
Consumer Staples	3.4%
Utilities	1.9%
Telecommunications	0.7%

Total	100.0%

1 Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks -- 95.5%
Consumer Discretionary -- 13.9%
17,700	Advance Auto Parts	$595,605
16,300	Aeropostale, Inc.*	262,430
20,400	Big Lots, Inc.*	295,596
8,400	BJ’s Wholesale Club, Inc.*	287,784
22,000	FTI Consulting, Inc.*	982,960
21,210	GameStop Corp.*	459,409
28,850	Guess?, Inc.	442,847
24,000	Sonoco Products Co.	555,840
9,000	SPX Corp.	364,950
1,300	Strayer Education, Inc.	278,733
11,100	The Gymboree Corp.*	289,599
13,100	The St. Joe Co.*	318,592
22,800	The Warnaco Group, Inc.*	447,564

		5,581,909

Consumer Staples -- 3.4%
14,710	Corn Products International, Inc.	424,383
8,300	Diamond Foods, Inc.	167,245
53,900	Smithfield Foods, Inc.*	758,373

		1,350,001

Energy -- 6.8%
15,400	Alpha Natural Resources, Inc.*	249,326
6,100	First Solar, Inc.*	841,556
19,400	FMC Technologies, Inc.*	462,302
19,100	Helmerich & Payne, Inc.	434,525
9,000	National Oilwell Varco, Inc.*	219,960
14,930	Ultra Petroleum Corp.*	515,234

		2,722,903

Financials -- 9.2%
18,400	City Holding Co.	639,952
1,070	CME Group, Inc.	222,678
41,400	Hudson City Bancorp, Inc.	660,744
Shares		Value

Common Stocks -- (Continued)
Financials -- (Continued)
54,000	New York Community Bancorp, Inc.	$645,840
21,200	UMB Financial Corp.	1,041,768
33,170	Washington Federal, Inc.	496,223

		3,707,205

Health Care -- 12.7%
20,700	Beckman Coulter, Inc.	909,558
37,300	Cepheid, Inc.*	387,174
33,700	CONMED Corp.*	806,778
18,600	Illumina, Inc.*	484,530
3,340	Intuitive Surgical, Inc.*	424,147
26,400	Life Technologies Corp.*	615,384
11,860	Perrigo Co.	383,197
9,810	Quest Diagnostics, Inc.	509,237
28,140	Sequenom, Inc.*	558,297

		5,078,302

Industrials -- 20.0%
32,600	AGCO Corp.*	769,034
8,660	Ameron International Corp.	544,887
17,000	Bucyrus International, Inc.	314,840
56,120	Complete Production Services, Inc.*	457,378
11,200	Energizer Holdings, Inc.*	606,368
6,000	Flowserve Corp.	309,000
19,000	Gardner Denver, Inc.*	443,460
44,400	GrafTech International Ltd.*	369,408
6,900	Granite Construction, Inc.	303,117
17,500	GulfMark Offshore, Inc.*	416,325
17,700	Lindsay Corp.	562,683
18,850	Rockwell International Corp.	607,724
7,300	Stericycle, Inc.*	380,184
Shares		Value

Common Stocks -- (Continued)
Industrials -- (Continued)
25,200	Tractor Supply Co.*	$910,728
16,560	Valmont Industries, Inc.	1,016,122

		8,011,258

Materials -- 8.1%
4,500	Agrium, Inc.	153,585
16,900	CF Industries Holdings, Inc.	830,804
12,600	FMC Corp.	563,598
17,200	Harsco Corp.	476,096
5,330	Monsanto Co.	374,965
25,200	Patriot Coal Corp.*	157,500
10,000	Sociedad Quimica y Minera de Chile SA ADR	243,900
25,900	Steel Dynamics, Inc.	289,562
10,000	Terra Industries, Inc.	166,700

		3,256,710

Technology -- 18.8%
125,200	Activision Blizzard, Inc.*	1,081,728
81,100	Arris Group, Inc.*	644,745
28,000	Atheros Communications, Inc.*	400,680
12,100	Broadcom Corp., Class A*	205,337
21,120	Electronic Arts, Inc.*	338,765
50,000	EMC Corp.*	523,500
17,780	McAfee, Inc.*	614,655
15,000	MedAssets, Inc.*	219,000
90,750	NVIDIA Corp.*	732,352
15,000	Research In Motion Ltd.*	608,700
Shares		Value

Common Stocks -- (Continued)
Technology -- (Continued)
12,270	Salesforce.com, Inc.*	$392,763
78,400	STEC, Inc.*	333,984
8,700	Sybase, Inc.*	215,499
17,000	Varian, Inc.*	569,670
10,000	VMware, Inc., Class A*	236,900
35,300	Western Digital Corp.*	404,185

		7,522,463

Telecommunications -- 0.7%
49,500	ADC Telecommunications, Inc.*	270,765

Utilities -- 1.9%
25,599	ONEOK, Inc.	745,443

Total Common Stocks (Cost $63,169,072)		38,246,959

Cash Equivalents -- 5.6%
2,270,234	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	2,270,234

Total Cash Equivalents (Cost $2,270,234)		2,270,234

Total Investments (Cost $65,439,306) -- 101.1%		40,517,193

Liabilities in Excess of Other Assets -- (1.1)%		(456,667)

Net Assets -- 100.0%		$40,060,526

(a) Investment in affiliate.

(b) Rate disclosed is the seven day yield as of December 31, 2008.

* Non-income producing security.

ADR -- American Depositary Receipt

Huntington Real Strategies Fund December 31, 2008

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Energy	27.1%
Materials	19.7%
Industrials	18.0%
Real Estate Investment Trusts	15.7%
Exchange Traded Funds	10.2%
Consumer Staples	6.2%
Utilities	3.1%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks -- 87.2%
Consumer Staples -- 6.0%
20,000	Archer-Daniels-Midland Co.	$576,600
104,500	Cosan Ltd., Class A*	361,570
42,000	Smithfield Foods, Inc.*	590,940
70,000	Tyson Foods, Inc., Class A	613,200

		2,142,310

Energy -- 26.4%
6,000	Anadarko Petroleum Corp.	231,300
11,000	Arch Coal, Inc.	179,190
16,000	Canadian Natural Resources Ltd. ADR	639,680
20,000	CONSOL Energy, Inc.	571,600
17,000	EnCana Corp.	790,160
25,000	Frontier Oil Corp.	315,750
35,000	James River Coal Co.*	536,550
25,000	National Oilwell Varco, Inc.*	611,000
40,000	Natural Resource Partners LP	698,000
17,500	Noble Corp.	386,050
60,000	Patriot Coal Corp.*	375,000
11,000	Peabody Energy Corp.	250,250
31,000	Petroleo Brasileiro SA ADR	759,190
14,000	Rowan Cos., Inc.	222,600
18,500	Sasol Ltd. ADR	561,105
14,346	StatoilHydro ASA ADR	239,004
30,000	Tesoro Corp.	395,100
5,098	Transocean Ltd.*	240,881
15,500	Ultra Petroleum Corp.*	534,905
41,000	Valero Energy Corp.	887,240

		9,424,555

Industrials -- 17.5%
34,000	AGCO Corp.*	802,060
25,000	Atlas Copco AB ADR	218,750
10,000	Boeing Co. (The)	426,700
16,000	Bucyrus International, Inc.	296,320
12,000	Canadian National Railway Co.	441,120
30,000	Chicago Bridge & Iron Co. NV	301,500
12,000	Deere & Co.	459,840
12,000	Fluor Corp.	538,440
12,000	Foster Wheeler Ltd.*	280,560
Shares		Value

Common Stocks -- (Continued)
Industrials -- (Continued)
27,000	Kennametal, Inc.	$599,130
10,000	KOMATSU Ltd. ADR	510,500
30,000	Manitowoc Co.	259,800
7,500	POSCO ADR	564,375
35,000	Robbins & Myers, Inc.	565,950

		6,265,045

Materials -- 19.1%
15,670	Agrium, Inc.	534,817
38,000	Companhia Vale do Rio Doce ADR	460,180
13,000	FMC Corp.	581,490
12,350	Monsanto Co.	868,823
10,000	Nucor Corp.	462,000
40,000	Olin Corp.	723,200
6,620	Potash Corp. of Saskatchewan, Inc.	484,716
7,000	Praxair, Inc.	415,520
2,500	Rio Tinto PLC ADR	222,275
10,000	Tenaris SA ADR	209,800
20,000	Terra Industries, Inc.	333,400
4,000	Terra Nitrogen Co., LP	379,040
13,400	The Mosaic Co.	463,640
32,000	Yara International ASA ADR	704,960

		6,843,861

Real Estate Investment Trusts -- 15.2%
30,000	American Campus Communities, Inc.	614,400
20,000	Avalonbay Communities, Inc.	1,211,600
18,000	Boston Properties, Inc.	990,000
80,000	Duke Realty Corp.	876,800
22,000	Plum Creek Timber Co., Inc.	764,280
16,000	Vornado Realty Trust	965,600

		5,422,680

Utilities -- 3.0%
23,000	American Water Works Co., Inc.	480,240
18,500	Questar Corp.	604,765

		1,085,005

Total Common Stocks (Cost $65,055,656)		31,183,456

Shares or Contracts		Value

Mutual Funds -- 9.9%
Exchange Traded Funds -- 9.9%
40,000	iPath Dow Jones-AIG Livestock Total Return Sub-Index*	$1,339,600
12,000	Oil Service HOLDRs Trust	885,000
50,000	PowerShares DB Agriculture Fund	1,310,000

Total Mutual Funds (Cost $5,462,223)		3,534,600

Options Purchased -- 0.0%
100	Arch Coal, Call @ 45, expiring April 2009	500
100	Consol Energy, Inc., Call @ 70, expiring April 2009	1,000
100	Peabody Energy Corp., Call @ 60, expiring March 2009	250
150	XTO Energy, Inc., Call @ 50, expiring February 2009	2,250

Total Options Purchased (Cost $221,045)		4,000

Shares		Value

Cash Equivalents -- 0.0%
599	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	$599

Total Cash Equivalents (Cost $599)		599

Total Investments (Cost $70,739,523) -- 97.1%		34,722,655

Other Assets in Excess of Liabilities -- 2.9%		1,036,733

Net Assets -- 100.0%		$35,759,388

(a) Investment in affiliate.

(b) Rate disclosed is the seven day yield as of December 31, 2008.

* Non-income producing security.

ADR -- American Depositary Receipt

LP -- Limited Partnership

PLC -- Public Liability Co.

Huntington Rotating Markets Fund December 31, 2008

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Exchange Traded Funds	94.9%
Cash[1]	5.1%

Total	100.0%

1 Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Mutual Funds -- 94.6%
Exchange Traded Funds -- 94.6%
84,160	iShares Dow Jones U.S. Energy Sector Index Fund	$2,389,303
49,630	iShares Dow Jones U.S. Healthcare Sector Index Fund	2,662,153
92,400	iShares Dow Jones U.S. Telecommunications Sector Index Fund	1,529,220
62,513	iShares Russell 1000 Index Fund	3,061,887
38,600	iShares Russell 1000 Value Fund	1,911,472
17,515	Retail HOLDRs Trust	1,318,354
91,200	S&P Depositary Receipt	8,238,096
42,500	Vanguard Consumer Staples	2,458,625
128,364	Vanguard Large Cap	5,230,833

Total Mutual Funds (Cost $34,842,172)		28,799,943

Shares		Value

Cash Equivalents -- 5.1%
1,561,043	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	$1,561,043

Total Cash Equivalents (Cost $1,561,043)		1,561,043

Total Investments (Cost $36,403,215) -- 99.7%		30,360,986

Other Assets in Excess of Liabilities -- 0.3%		77,435

Net Assets -- 100.0%		$30,438,421

(a) Investment in affiliate.

(b) Rate disclosed is the seven day yield as of December 31, 2008.

Huntington Situs Fund December 31, 2008

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Industrials	17.6%
Health Care	14.8%
Materials	13.6%
Technology	11.1%
Consumer Discretionary	11.0%
Financials	9.2%
Consumer Staples	7.1%
Energy	7.0%
Utilities	3.8%
Real Estate Investment Trust	2.6%
Telecommunications	1.6%
Cash[1]	0.6%

Total	100.0%

1 Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks -- 99.5%
Bermuda -- 2.9%
Financials -- 2.9%
37,600	Arch Capital Group Ltd.*	$2,635,760
3,211	Willis Group Holdings Ltd.	79,890

		2,715,650

Brazil -- 0.6%
Consumer Discretionary -- 0.6%
19,800	Companhia Brasileira de Distribuicao Grupo Pao de Acucar	545,688

Cayman Islands -- 3.0%
Consumer Discretionary -- 0.8%
40,000	Garmin Ltd.	766,800

Consumer Staples -- 2.2%
87,977	Fresh Del Monte Produce, Inc.*	1,972,444

		2,739,244

Chile -- 0.6%
Materials -- 0.6%
24,000	Sociedad Quimica y Minera de Chile SA ADR	585,360

Denmark -- 0.8%
Energy -- 0.2%
3,900	Vestas Wind Systems A/S*	221,090

Health Care -- 0.6%
6,800	Novozymes A/S, Class B	530,923

		752,013

Shares		Value

Common Stocks -- (Continued)
Finland -- 0.8%
Industrials -- 0.8%
17,600	Cargotec Corp., Class B	$197,898
25,400	Kone Oyj, Class B	548,260

		746,158

Germany -- 1.7%
Consumer Staples -- 1.2%
13,200	Douglas Holding AG	590,760
7,734	Fielmann AG	500,816

		1,091,576

Health Care -- 0.5%
15,800	Stada Arzneimittel AG	450,845

		1,542,421

Hong Kong -- 0.6%
Consumer Discretionary -- 0.6%
168,500	Television Broadcasts Ltd.	548,984

Ireland -- 0.7%
Consumer Staples -- 0.7%
36,800	Kerry Group PLC	670,040

Italy -- 0.3%
Energy -- 0.3%
15,000	Saipem SpA	246,428

Japan -- 1.1%
Consumer Discretionary -- 0.0%
90	Hokuto Corp.	2,532

Health Care -- 0.5%
10,900	Terumo Corp.	501,523

Shares		Value

Common Stocks -- (Continued)
Japan -- (Continued)
Industrials -- 0.2%
13,600	Sato Corp.	$151,862

Technology -- 0.4%
65,000	Furuno Electric Co. Ltd.	398,764

		1,054,681

Singapore -- 0.7%
Consumer Staples -- 0.7%
94,000	Asia Pacific Breweries Ltd.	659,168

Spain -- 0.8%
Technology -- 0.8%
23,000	Prosegur Compania de Seguridad SA	748,999

Sweden -- 0.2%
Consumer Discretionary -- 0.2%
43,800	Haldex AB	147,967

Switzerland -- 0.5%
Consumer Staples -- 0.5%
22	Lindt & Spruengli AG	467,337

United Kingdom -- 0.9%
Consumer Staples -- 0.3%
31,188	Bunzl PLC	264,495

Technology -- 0.6%
183,097	Halma PLC	532,947

		797,442

United States -- 83.3%
Consumer Discretionary -- 8.8%
40,000	AnnTaylor Stores Corp.*	230,800
49,900	Audiovox Corp., Class A*	249,999
54,050	Brunswick Corp.	227,551
65,000	Cabela’s, Inc., Class A*	378,950
10,500	Columbia Sportswear Co.	371,385
20,000	Ennis, Inc.	242,200
17,050	Fossil, Inc.*	284,735
40,000	Gander Mountain Co.*	93,200
40,000	Jakks Pacific, Inc.*	825,200
5,362	MDC Holdings, Inc.	162,469
25,000	Movado Group, Inc.	234,750
14,200	Polo Ralph Lauren Corp.	644,822
40,000	Quanta Services, Inc.*	792,000
23,850	Rent-A-Center, Inc.*	420,952
70,000	ScanSource, Inc.*	1,348,900
25,000	Skechers USA, Inc.*	320,500
28,000	Speedway Motorsports, Inc.	451,080
7,200	Thor Industries, Inc.	94,896
45,600	Urban Outfitters, Inc.*	683,088
21,900	West Marine, Inc.*	92,856

		8,150,333

Shares		Value

Common Stocks -- (Continued)
United States -- (Continued)
Consumer Staples -- 1.5%
25,000	Owens-Illinois, Inc.*	$683,250
20,000	Sanderson Farms, Inc.	691,200

		1,374,450

Energy -- 6.5%
35,000	Alliance Resource Partners LP	940,800
16,000	Atwood Oceanics, Inc.*	244,480
11,700	Carbo Ceramics, Inc.	415,701
55,400	Denbury Resources, Inc.*	604,968
20,000	Dril-Quip, Inc.*	410,200
55,000	Headwaters, Inc.*	371,250
11,336	Helix Energy Solutions Group, Inc.*	82,073
1,463	Hugoton Royalty Trust	23,481
20,000	Lufkin Industries, Inc.	690,000
30,000	Newfield Exploration Co.*	592,500
15,000	Oceaneering International, Inc.*	437,100
35,000	Rowan Cos., Inc.	556,500
7,000	Saint Mary Land & Exploration Co.	142,170
28,000	Swift Energy Co.*	470,680
15,000	TETRA Technologies, Inc.*	72,900

		6,054,803

Financials -- 6.3%
35,000	Bank of Florida Corp.*	147,350
40,204	BB&T Corp.	1,104,002
55,400	Colonial Bancgroup, Inc.	114,678
42,300	Cullen/Frost Bankers, Inc.	2,143,764
40,000	Protective Life Corp.	574,000
31,383	SCBT Financial Corp.	1,082,713
13,800	WSFS Financial Corp.	662,262

		5,828,769

Health Care -- 13.2%
20,000	Advanced Medical Optics, Inc.*	132,200
100,000	Albany Molecular Research*	974,000
22,500	Bio-Rad Laboratories, Inc., Class A*	1,694,475
49,600	Cerner Corp.*	1,907,120
43,700	Edwards LifeSciences Corp.*	2,401,315
60,000	Kindred Healthcare, Inc.*	781,200
35,000	Kinetic Concepts, Inc.*	671,300
25,000	Lincare Holdings, Inc.*	673,250
65,000	Osiris Therapeutics, Inc.*	1,245,400
9,300	Par Pharmaceutical, Inc.*	124,713
12,810	PharMerica Corp.*	200,733
22,000	ViroPharma, Inc.*	286,440
40,000	Watson Pharmaceutical, Inc.*	1,062,800
3,000	WellCare Health Plans, Inc.*	38,580

		12,193,526

Shares		Value

Common Stocks -- (Continued)
United States -- (Continued)
Industrials -- 16.7%
20,000	Alliant Techsystems, Inc.*	$1,715,200
20,000	American Woodmark Corp.	364,600
40,000	BE Aerospace, Inc.*	307,600
16,900	CDI Corp.	218,686
30,000	Eastman Chemical Co.	951,300
25,000	EnPro Industries, Inc.*	538,500
30,000	Exlservice Holdings, Inc.*	257,100
26,000	Flowserve Corp.	1,339,000
52,000	Jacobs Engineering Group, Inc.*	2,501,200
20,000	Overseas Shipholding Group, Inc.	842,200
22,000	Precision Castparts Corp.	1,308,560
30,000	Quaker Chemical Corp.	493,500
15,850	Quanex Building Products Corp.	148,514
20,000	Ryder System, Inc.	775,600
35,000	The Timken Co.	687,050
7,000	Tidewater, Inc.	281,890
25,000	Trinity Industries, Inc.	394,000
30,000	Universal Forest Products, Inc.	807,300
40,000	Watts Water Technologies, Inc., Class A	998,800
28,750	Werner Enterprises, Inc.	498,525

		15,429,125

Materials -- 13.0%
44,000	Albemarle Corp.	981,200
90,000	Ceradyne, Inc.*	1,827,900
30,000	Commercial Metals Co.	356,100
10,000	Deckers Outdoor Corp.*	798,700
22,400	Eagle Materials, Inc.	412,384
28,000	Harsco Corp.	775,040
30,000	RTI International Metals, Inc.*	429,300
45,000	Terra Industries, Inc.	750,150
45,000	Texas Industries, Inc.	1,552,500
33,000	The Scotts Co.	980,760
125,000	Trimble Navigation Ltd.*	2,701,250
20,000	United States Lime & Minerals, Inc.*	479,000

		12,044,284

Real Estate Investment Trusts -- 2.6%
8,500	Camden Property Trust	266,390
20,800	CBL & Associates Properties, Inc.	135,200
15,000	Colonial Properties Trust	124,950
40,000	Equity One, Inc.	708,000
8,000	Healthcare Realty Trust, Inc.	187,840
20,900	HRPT Properties Trust	70,433
45,000	Weingarten Realty Investors	931,050

		2,423,863

Shares		Value

Common Stocks -- (Continued)
United States -- (Continued)
Technology -- 9.3%
27,900	ACI Worldwide, Inc.*	$443,610
47,000	Anixter International, Inc.*	1,415,640
27,000	Black Box Corp.	705,240
20,000	Brocade Communications Systems, Inc.*	56,000
33,000	Compuware Corp.*	222,750
23,300	Hutchinson Technology, Inc.*	81,084
44,150	Imation Corp.	599,115
60,600	Methode Electronics, Inc.	408,444
45,000	NETGEAR, Inc.*	513,450
45,000	OYO Geospace Corp.*	786,150
70,000	Red Hat, Inc.*	925,400
85,000	Sigma Designs, Inc.*	807,500
100,900	Standard Microsystems Corp.*	1,648,706

		8,613,089

Telecommunications -- 1.6%
78,000	CommScope, Inc.*	1,212,120
39,000	General Communication, Inc., Class A*	315,510

		1,527,630

Utilities -- 3.8%
5,000	AGL Resources, Inc.	156,750
39,900	Hawaiian Electric Industries, Inc.	883,386
10,100	Northwest Natural Gas Co.	446,723
30,000	Portland General Electric Co.	584,100
58,500	UGI Corp.	1,428,570

		3,499,529

		77,139,401

Total Common Stocks (Cost $126,522,550)		92,106,981

Cash Equivalents -- 0.6%
583,711	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	583,711

Total Cash Equivalents (Cost $583,711)		583,711

Total Investments (Cost $127,106,261) -- 100.1%		92,690,692

Liabilities in Excess of Other Assets -- (0.1)%		(132,567)

Net Assets -- 100.0%		$92,558,125

(a) Investment in affiliate.

(b) Rate disclosed is the seven day yield as of December 31, 2008.

* Non-income producing security.

ADR -- American Depositary Receipt

LP -- Limited Partnership

PLC -- Public Liability Co.

Huntington Technical Opportunities Fund December 31, 2008

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Exchange Traded Funds	20.0%
Health Care	13.0%
Energy	11.3%
Consumer Discretionary	10.2%
Cash[1]	10.1%
Technology	9.9%
Consumer Staples	8.5%
Financials	8.1%
Industrials	3.6%
Real Estate Investment Trusts	1.4%
Materials	1.3%
Utilities	1.1%
Transportation	1.0%
Telecommunications	0.5%

Total	100.0%

1 Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks -- 69.8%
Consumer Discretionary -- 10.2%
9,350	Delta Air Lines, Inc.*	$107,151
1,600	DeVry, Inc.	91,856
4,200	Lowe’s Cos., Inc.	90,384
1,380	McDonald’s Corp.	85,822
1,600	Panera Bread Co., Class A*	83,584
960	Sherwin-Williams Co.	57,360
2,900	The DIRECTV Group, Inc.*	66,439
2,510	The TJX Cos., Inc.	51,631

		634,227

Consumer Staples -- 8.5%
300	Brown-Forman Corp., Class B	15,447
930	Colgate-Palmolive Co.	63,742
1,065	Costco Wholesale Corp.	55,913
1,235	General Mills, Inc.	75,026
970	Ralcorp Holding, Inc.*	56,648
2,000	The Boston Beer Co., Inc., Class A*	56,800
3,000	The Kroger Co.	79,230
2,290	Wal-Mart Stores, Inc.	128,377

		531,183

Energy -- 11.3%
1,750	Chevron Texaco Corp.	129,448
1,000	Devon Energy Corp.	65,710
2,000	Enbridge, Inc.	64,940
800	EOG Resources, Inc.	53,264
1,920	Exxon Mobil Corp.	153,274
1,830	Royal Dutch Shell PLC ADR	96,880
Shares		Value

Common Stocks -- (Continued)
Energy -- (Continued)
1,750	Sunoco, Inc.	$76,055
1,620	Tidewater, Inc.	65,237

		704,808

Financials -- 8.1%
5,500	EZCORP, Inc., Class A*	83,655
4,000	Glacier Bancorp, Inc.	76,080
2,000	Hancock Holding Co.	90,920
1,380	JPMorgan Chase & Co.	43,511
4,950	People’s United Financial, Inc.	88,259
1,800	Safety Insurance Group, Inc.	68,508
1,900	Wells Fargo & Co.	56,012

		506,945

Health Care -- 12.9%
1,500	Abbott Laboratories	80,055
1,150	Celgene Corp.*	63,572
1,790	Datascope Corp.	93,510
1,010	Express Scripts, Inc.*	55,530
1,200	Genzyme Corp.*	79,644
1,000	Johnson & Johnson	59,830
2,200	Martek Biosciences Corp.	66,682
1,900	Medco Health Solutions, Inc.*	79,629
1,470	Owens & Minor, Inc.	55,345
2,200	Schering-Plough Corp.	37,466
3,500	Synovis Life Technologies, Inc.*	65,590
1,000	Techne Corp.	64,520

		801,373

Shares		Value

Common Stocks -- (Continued)
Industrials -- 3.6%
1,350	Canadian National Railway Co.	$49,626
1,160	Stericycle, Inc.*	60,413
1,180	Union Pacific Corp.	56,404
760	W.W. Grainger, Inc.	59,918

		226,361

Materials -- 1.3%
1,100	Ecolab, Inc.	38,665
1,600	Pactiv Corp.*	39,808

		78,473

Real Estate Investment Trusts -- 1.4%
2,090	Health Care REIT, Inc.	88,198

Technology -- 9.9%
2,405	Accenture Ltd., Class A	78,860
1,800	EMC Corp.*	18,846
3,225	FLIR Systems, Inc.*	98,943
1,850	Hewlett-Packard Co.	67,136
755	International Business Machines Corp.	63,541
2,600	Intuit, Inc.*	61,854
1,670	McAfee, Inc.*	57,732
2,950	Microsoft Corp.	57,348
4,275	Oracle Corp.*	75,796
1,600	Sybase, Inc.*	39,632

		619,688

Telecommunications -- 0.5%
2,800	Consolidated Communications Holdings, Inc.	33,264

Shares		Value

Common Stocks -- (Continued)
Transportation -- 1.0%
820	Burlington Northern Santa Fe Corp.	$62,082

Utilities -- 1.1%
3,400	Avista Corp.	65,892

Total Common Stocks (Cost $4,879,043)		4,352,494

Mutual Funds -- 19.9%
Exchange Traded Funds -- 19.9%
14,000	iShares MSCI Japan Index Fund	134,400
7,800	S&P Depositary Receipt	704,574
4,270	SPDR KBW Regional Banking	124,513
5,200	SPDR S&P Homebuilders	62,244
3,025	UltraShort S&P500 ProShares	214,521

Total Mutual Funds (Cost $1,473,180)		1,240,252

Cash Equivalents -- 10.1%
630,956	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	630,956

Total Cash Equivalents (Cost $630,955)		630,956

Total Investments (Cost $6,983,178) -- 99.8%		6,223,702

Other Assets in Excess of Liabilities -- 0.2%		13,439

Net Assets -- 100.0%		$6,237,141

(a) Investment in affiliate.

(b) Rate disclosed is the seven day yield as of December 31, 2008.

* Non-income producing security.

ADR -- American Depositary Receipt

PLC -- Public Liability Co.

REIT -- Real Estate Investment Trust

Huntington Fixed Income Securities Fund December 31, 2008

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Corporate Bonds	50.2%
U.S. Government Agencies	21.3%
U.S. Treasury Obligations	16.6%
U.S. Government Mortgage Backed Agencies	7.4%
Cash[1]	1.6%
Certificates of Deposit	1.6%
Preferred Stocks	1.3%

Total	100.0%

1 Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Corporate Bonds -- 49.8%
Consumer Discretionary -- 0.5%
$1,000,000	Procter & Gamble Co., 4.600%, 1/15/14	$1,047,903

Consumer Staples -- 1.9%
1,498,000	ConAgra Foods, Inc., 6.750%, 9/15/11	1,514,261
2,000,000	Kraft Foods, Inc., 6.000%, 2/11/13	2,032,454

		3,546,715

Energy -- 2.3%
2,500,000	Bay State Gas Co., 9.200%, 6/6/11	2,541,845
1,000,000	Marathon Oil Canada Corp., 8.375%, 5/1/12	954,642
1,000,000	Transocean, Inc., 6.000%, 3/15/18	910,801

		4,407,288

Financials -- 20.0%
2,000,000	American Express Credit Co., Series C, 7.300%, 8/20/13	2,047,184
2,000,000	American General Finance Corp., 4.625%, 5/15/09	1,715,354
1,000,000	American International Group, Inc., 6.250%, 5/1/36	561,607
1,000,000	Citigroup, Inc., 7.250%, 10/1/10	992,413
2,000,000	General Electric Capital Corp., 4.875%, 10/21/10	2,025,872
1,000,000	General Electric Capital Corp., 5.250%, 10/19/12	1,007,211
2,000,000	General Electric Capital Corp., Series G, 5.720%, 8/22/11	1,977,216
2,000,000	General Electric Global Insurance Holdings Corp., 7.500%, 6/15/10	1,985,104
1,000,000	Goldman Sachs Group, Inc., 6.600%, 1/15/12	986,665
1,000,000	Goldman Sachs Group, Inc., 5.250%, 10/15/13	918,652
Principal Amount		Value

Corporate Bonds -- (Continued)
Financials -- (Continued)
$2,000,000	HSBC Finance Corp., 5.625%, 6/15/20	$1,536,996
1,000,000	JPMorgan Chase & Co., 6.000%, 1/15/18	1,055,524
1,000,000	Lincoln National Corp., 4.750%, 2/15/14	762,699
3,000,000	MBNA America Bank Corp. N.A., 7.125%, 11/15/12 (a) (b)	3,067,428
1,000,000	Merrill Lynch & Co., Inc., 5.770%, 7/25/11	988,126
1,000,000	MetLife, Inc., 5.000%, 11/24/13	914,617
1,000,000	MetLife, Inc., 5.700%, 6/15/35	814,325
1,000,000	Morgan Stanley, 6.750%, 10/15/13	826,386
2,000,000	National Rural Utilities Cooperative Finance Corp., 5.750%, 8/28/09	2,012,896
2,000,000	Nationwide Financial Services, Inc., 6.250%, 11/15/11	1,873,228
1,000,000	Northern Trust Co., 6.500%, 8/15/18	1,068,401
1,180,000	Protective Life Secured Trust, 4.000%, 10/7/09	1,141,013
2,050,000	RenaissanceRe Holdings Ltd., 5.875%, 2/15/13	2,191,233
3,000,000	Wachovia Corp., 5.300%, 10/15/11	2,893,275
2,210,000	WFC Greater Bay Bancorp, 5.125%, 4/15/10	2,266,611

		37,630,036

Health Care -- 3.2%
2,500,000	Genentech, Inc., 4.750%, 7/15/15	2,515,160
2,500,000	WellPoint, Inc., 4.250%, 12/15/09	2,404,167
1,000,000	Wyeth, 5.250%, 3/15/13	1,018,618

		5,937,945

Industrials -- 4.1%
2,000,000	Cintas Corp., 6.150%, 8/15/36	1,557,720
2,000,000	Raytheon Co., 5.500%, 11/15/12	2,021,738
Principal Amount		Value

Corporate Bonds -- (Continued)
Industrials -- (Continued)
$2,085,000	Rockwell Automation, Inc., 5.650%, 12/1/17	$2,155,575
2,000,000	Union Pacific Corp., 5.650%, 5/1/17	1,918,660

		7,653,693

Materials -- 0.9%
1,000,000	EI DuPont de Nemours & Co., 6.875%, 10/15/09	1,024,747
1,500,000	Hanson PLC, 7.875%, 9/27/10	605,793

		1,630,540

Real Estate Investment Trusts -- 3.8%
2,000,000	Camden Property Trust, 4.375%, 1/15/10	1,791,446
1,500,000	CPG Partners LP, 3.500%, 3/15/09	1,466,424
2,000,000	Hospitality Properties Trust, 6.750%, 2/15/13	1,237,902
1,000,000	Kimco Realty Corp., 4.820%, 6/1/14	711,809
1,000,000	Mack-Cali Realty Corp., 7.750%, 2/15/11	885,238
1,000,000	Weingarten Realty Investors, 7.350%, 7/20/09	989,590

		7,082,409

Technology -- 6.1%
2,000,000	Cisco Systems, Inc., 5.500%, 2/22/16	2,118,352
1,665,000	Emerson Electric Co., 5.125%, 12/1/16	1,686,520
2,000,000	Hewlett-Packard Co., 5.500%, 3/1/18	2,018,452
3,000,000	IBM Corp., 7.625%, 10/15/18	3,597,585
2,000,000	Oracle Corp., 5.250%, 1/15/16	2,036,222

		11,457,131

Telecommunications -- 2.7%
2,000,000	AT&T, Inc., 5.600%, 5/15/18	2,036,288
2,000,000	Comcast Corp., 6.500%, 1/15/17	1,975,428
1,000,000	Verizon Wireless, 7.375%, 11/15/13 (a) (b)	1,055,080

		5,066,796

Utilities -- 4.3%
1,000,000	American Electric Power Co., Inc., 5.375%, 3/15/10	992,662
1,000,000	Cleco Corp., 6.520%, 5/15/09	1,006,427
1,000,000	Consolidated Edison Co. of New York, Inc., 3.850%, 6/15/13	943,366
1,290,000	Dominion Resources, Inc., 5.700%, 9/17/12	1,277,332
1,800,000	Gulf Power Co., 4.900%, 10/1/14	1,760,296
2,310,000	Metropolitan Edison, 4.875%, 4/1/14	2,097,628

		8,077,711

Total Corporate Bonds (Cost $98,130,349)		93,538,167

Principal Amount		Value

U.S. Government Agencies -- 21.1%
Federal Home Loan Bank -- 13.5%
$3,000,000	5.000%, 9/9/11	$3,254,304
3,000,000	4.375%, 6/8/12	3,238,983
1,000,000	5.625%, 6/15/12	1,061,084
3,000,000	5.375%, 6/14/13	3,365,829
1,380,000	5.000%, 7/16/13	1,523,695
5,000,000	4.750%, 9/11/15	5,580,445
6,500,000	4.750%, 12/16/16	7,260,988

		25,285,328

Federal Home Loan Mortgage Corporation -- 6.0%
1,500,000	4.125%, 11/18/09	1,540,667
4,000,000	6.480%, 12/5/11	4,552,032
900,000	4.500%, 7/16/13	901,140
3,000,000	5.500%, 3/28/16	3,184,977
1,000,000	5.200%, 3/5/19	1,006,465

		11,185,281

Federal National Mortgage Association -- 1.6%
3,000,000	4.600%, 12/14/12	3,066,348

Total U.S. Government Agencies (Cost $36,257,048)		39,536,957

U.S. Treasury Obligations -- 16.5%
U.S. Treasury Bonds -- 12.8%
1,500,000	9.125%, 5/15/18	2,319,726
3,000,000	8.750%, 8/15/20	4,683,282
4,000,000	7.125%, 2/15/23	5,803,124
2,000,000	7.625%, 2/15/25	3,248,124
4,000,000	6.750%, 8/15/26	6,033,124
1,500,000	5.250%, 11/15/28	1,980,468

		24,067,848

U.S. Treasury Inflation Protection Notes -- 0.6%
1,000,000	2.000%, 1/15/16	1,044,965

U.S. Treasury Notes -- 3.1%
4,000,000	6.125%, 8/15/29	5,871,248

Total U.S. Treasury Obligations (Cost $24,281,945)		30,984,061

Shares or Principal Amount		Value

Preferred Stocks -- 1.3%
Consumer Discretionary -- 0.1%
10,000	Comcast Corp., 7.000%	$227,600

Financials -- 0.8%
10,000	ABN AMRO Capital Funding Trust V, 5.900%	105,600
25,000	Citigroup Capital Trust VIII, 6.950%	428,250
10,000	ING Groep NV, 6.125%	112,000
10,000	KeyCorp Capital VIII, 7.000%	153,100
20,000	Merrill Lynch & Co. Capital Trust III, 7.000%	337,200
9,530	Prudential PLC, 6.500%	129,227
10,000	The Bank of New York Mellon Corp. Capital V, 7.800%	223,100

		1,488,477

Real Estate Investment Trusts -- 0.4%
40,000	Public Storage, Series F, 6.450%	767,600

Total Preferred Stocks (Cost $3,258,403)		2,483,677

Certificates of Deposit -- 1.6%
Banks -- 1.6%
$3,000,000	Royal Bank of Canada NY, 5.290%, 2/2/09	3,006,897

Total Certificates of Deposit (Cost $3,000,130)		3,006,897

Principal Amount or Shares		Value

U.S. Government Mortgage Backed Agencies -- 7.3%
Federal Home Loan Mortgage Corporation -- 3.6%
$246,334	Pool # 599630, 6.500%, 8/1/16	$256,297
327,626	Pool # 254403, 6.000%, 8/1/17	341,137
3,081,615	Pool # J05518, 5.500%, 9/1/22	3,177,888
2,813,666	Pool # J08160, 5.000%, 12/1/22	2,892,580

		6,667,902

Government National Mortgage Association -- 3.7%
4,200,311	Pool # 683937, 6.000%, 2/15/23	4,426,040
2,208,841	Pool # 689593, 6.000%, 7/15/23	2,327,546
150,300	Pool # 345128, 6.500%, 1/15/24	157,490
30,165	Pool # 372962, 7.000%, 3/15/24	31,965
57,679	Pool # 352982, 7.500%, 5/15/24	61,143
26,563	Pool # 373015, 8.000%, 6/15/24	28,248

		7,032,432

Total U.S. Government Mortgage Backed Agencies (Cost $13,312,479)		13,700,334

Cash Equivalents -- 1.6%
2,903,014	Huntington Money Market Fund, Interfund Shares, 0.420% (c) (d)	2,903,014

Total Cash Equivalents (Cost $2,903,014)		2,903,014

Total Investments (Cost $181,143,368) -- 99.2%		186,153,107

Other Assets in Excess of Liabilities -- 0.8%		1,583,024

Net Assets -- 100.0%		$187,736,131

(a) Illiquid security.

(b) Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c) Investment in affiliate.

(d) Rate disclosed is the seven day yield as of December 31, 2008.

LP -- Limited Partnership

PLC -- Public Liability Co.

Huntington Intermediate Government Income Fund December 31, 2008

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

U.S. Government Agencies	45.6%
U.S. Government Mortgage Backed Agencies	39.7%
U.S. Treasury Obligations	11.9%
Cash[1]	2.8%

Total	100.0%

1 Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

U.S. Government Agencies -- 45.2%
Federal Farm Credit Bank -- 12.2%
$1,000,000	4.200%, 5/15/15	$1,087,761
1,000,000	4.500%, 12/15/15	1,105,390
2,000,000	4.875%, 12/16/15	2,249,778
1,000,000	5.270%, 9/1/16	1,154,063
2,000,000	5.650%, 3/6/17	2,013,292
2,000,000	5.050%, 3/8/17	2,253,424
1,000,000	5.550%, 8/1/17	1,183,665
1,000,000	4.250%, 4/16/18	1,091,919
2,000,000	5.050%, 8/1/18	2,320,032

		14,459,324

Federal Home Loan Bank -- 16.9%
2,000,000	5.500%, 2/9/12	2,008,982
3,000,000	5.375%, 6/14/13	3,365,829
1,000,000	Series 1613, 4.375%, 9/13/13	1,084,104
2,000,000	5.250%, 3/19/14	2,079,376
1,000,000	4.375%, 2/13/15	1,097,567
2,000,000	4.750%, 9/11/15	2,232,178
2,000,000	4.250%, 1/22/16	2,038,612
2,000,000	5.500%, 10/19/16	2,058,358
2,000,000	5.250%, 11/8/17	2,093,972
92,593	5.100%, 2/13/18	92,622
1,500,000	4.250%, 3/9/18	1,636,691

		19,788,291

Federal Home Loan Mortgage Corporation -- 9.1%
1,000,000	4.500%, 6/12/13	1,013,926
2,000,000	5.375%, 1/9/14	2,001,468
1,000,000	5.500%, 2/20/14	1,005,720
1,000,000	4.300%, 4/14/16	1,019,898
2,000,000	6.000%, 7/6/17	2,043,742
3,500,000	5.200%, 3/5/19	3,522,627

		10,607,381

Principal Amount		Value

U.S. Government Agencies -- (Continued)
Federal National Mortgage Association -- 7.0%
$1,500,000	5.400%, 3/9/17	$1,548,459
3,500,000	5.000%, 4/26/17	3,583,937
3,000,000	5.625%, 11/15/21	3,051,993

		8,184,389

Total U.S. Government Agencies (Cost $50,130,113)		53,039,385

U.S. Government Mortgage Backed Agencies -- 39.4%
Federal Home Loan Bank -- 0.6%
682,867	5.159%, 12/28/12	694,059

Federal Home Loan Mortgage Corporation -- 18.1%
279,168	Pool # M80773, 5.000%, 10/1/09	279,940
698,079	Pool # M81004, 5.000%, 1/1/13	703,223
532,338	Series R007, Class AC, 5.875%, 5/15/16	547,602
588,485	Series 2003-32, Class KB, 5.000%, 3/25/17	598,244
333,696	Pool # E01184, 6.000%, 8/1/17	345,473
719,814	Series 2555, Class B, 4.250%, 1/15/18	725,757
1,074,868	Pool # B10827, 4.500%, 11/1/18	1,105,915
1,015,825	Series 3046, Class YA, 5.000%, 2/15/19	1,021,676
1,968,189	Pool # J02717, 5.500%, 11/1/20	2,031,522
2,500,000	Series 2571, Class VP, 5.500%, 7/15/21	2,574,270
1,010,639	Pool # C90699, 5.000%, 8/1/23	1,038,692
843,451	Series 2649, Class OL, 4.500%, 4/15/26	851,473
609,370	Series 2670, Class QP, 4.000%, 2/15/27	608,782
1,000,000	Series 2676, Class PG, 5.500%, 1/15/29	1,017,100
1,784,110	Series 2802, Class MB, 5.500%, 11/15/31	1,832,145
Principal Amount		Value

U.S. Government Mortgage Backed Agencies -- (Continued)
Federal Home Loan Mortgage Corporation -- (Continued)
$746,800	Series 2976, Class HP, 4.500%, 1/15/33	$762,887
549,448	Pool # G08005, 5.500%, 8/1/34	563,465
787,321	Pool # 1G0865, 4.907%, 7/1/35	787,321
2,342,425	Pool # 972190, 5.338%, 11/1/35	2,386,649
1,329,457	Pool # G03609, 5.500%, 10/1/37	1,362,260

		21,144,396

Federal National Mortgage Association -- 15.4%
264,454	Pool # 647408, 5.000%, 10/1/17	273,827
1,602,947	Pool # 357805, 5.000%, 6/1/20	1,647,743
1,876,796	Pool # 889799, 5.500%, 2/1/23	1,936,309
501,937	Pool # 254911, 5.000%, 10/1/23	514,755
1,178,286	Pool # 255360, 5.000%, 8/1/24	1,207,764
1,174,883	Pool # 255767, 5.500%, 6/1/25	1,207,333
1,235,195	Pool # 256116, 6.000%, 2/1/26	1,274,411
978,718	Pool # 256213, 6.000%, 4/1/26	1,009,791
997,458	Series 2003-11, Class BA, 5.500%, 8/25/32	1,020,681
922,049	Pool # 254594, 5.500%, 1/1/33	948,454
219,207	Series 2003-16, Class CB, 4.000%, 2/25/33	219,934
1,320,542	Pool # 783793, 6.000%, 7/1/34	1,362,691
990,792	Pool # 807963, 5.000%, 1/1/35	1,013,591
591,609	Pool # 806715, 5.500%, 1/1/35	607,534
1,346,221	Pool # 735224, 5.500%, 2/1/35	1,383,300
1,522,577	Pool # 868935, 5.500%, 5/1/36	1,562,610
757,449	Pool # 907484, 6.000%, 1/1/37	780,636

		17,971,364

Principal Amount or Shares		Value

U.S. Government Mortgage Backed Agencies -- (Continued)
Government National Mortgage Association -- 5.3%
$1,500,000	Series 2003-100, Class VB, 5.500%, 1/20/23	$1,557,905
879,947	Pool # 683552, 5.500%, 2/15/23	922,836
1,060,217	Pool # 666057, 5.000%, 3/15/23	1,110,387
272,462	Pool # 2699, 6.000%, 1/20/29	281,995
391,107	Pool # 576456, 6.000%, 3/15/32	404,975
1,000,000	Series 2005-55, Class PD, 5.000%, 5/20/32	1,032,216
989,022	Pool # 676974, 5.500%, 5/15/38	1,020,929

		6,331,243

Total U.S. Government Mortgage Backed Agencies (Cost $45,064,548)		46,141,062

U.S. Treasury Obligations -- 11.8%
U.S. Treasury Inflation Protection Notes -- 2.7%
3,000,000	2.000%, 1/15/16	3,134,896

U.S. Treasury Notes -- 9.1%
1,000,000	5.000%, 8/15/11	1,113,359
1,000,000	4.125%, 8/31/12	1,105,938
2,000,000	4.250%, 11/15/14	2,313,906
2,000,000	4.500%, 2/15/16	2,354,376
2,000,000	5.125%, 5/15/16	2,421,718
1,000,000	4.750%, 2/15/37	1,393,438

		10,702,735

Total U.S. Treasury Obligations (Cost $12,061,828)		13,837,631

Cash Equivalents -- 2.8%
3,300,707	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	3,300,707

Total Cash Equivalents (Cost $3,300,707)		3,300,707

Total Investments (Cost $110,557,196) -- 99.2%		116,318,785

Other Assets in Excess of Liabilities -- 0.8%		895,401

Net Assets -- 100.0%		$117,214,186

(a) Investment in affiliate.

(b) Rate disclosed is the seven day yield as of December 31, 2008.

Huntington Michigan Tax-Free Fund December 31, 2008

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

School Districts	49.8%
General Obligations	15.4%
Facilities	7.1%
Medical	6.9%
Airport	6.0%
Water	5.6%
Utilities	3.2%
Higher Education	2.8%
General Fund	2.2%
Cash	1.0%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Municipal Bonds -- 98.3%
Michigan -- 98.3%
$300,000	Battle Creek, MI, Downtown Development, G.O., (AMBAC Ins.), 5.000%, 5/1/22	$306,483
75,000	Bishop, MI, International Airport Authority Refunding, G.O., Series A, (AMBAC Ins.), 5.100%, 12/1/18	76,082
400,000	Chippewa Valley, MI, Schools, G.O., (FSA Ins.), 4.500%, 5/1/21	398,480
470,000	Detroit, MI, City School District, G.O., (FSA Ins.), 5.000%, 5/1/22	467,255
65,000	Detroit, MI, City School District, G.O., Series B, (FGIC Ins.), 5.000%, 5/1/19	66,515
300,000	Detroit, MI, Sewer Disposal Revenue, (MBIA Ins.), 5.250%, 7/1/19	290,085
500,000	Dexter, MI, Community Schools, G.O., (Q-SBLF Ins.), 5.100%, 5/1/18	554,730
60,000	Dowagiac, MI, School District, G.O., 5.500%, 5/1/16	64,428
150,000	Ecorse, MI, Public School District, G.O., (Q-SBLF Ins.), 5.000%, 5/1/19	158,124
400,000	Grand Rapids & Kent County, MI, Building Authority, G.O., Series A, 5.000%, 12/1/19	422,740
500,000	Hartland, MI, Consolidated School District Refunding, G.O., (Q-SBLF Ins.), 5.125%, 5/1/20	509,870
500,000	Hazel Park, MI, School District, G.O., (Q-SBLF Ins.), 5.000%, 5/1/16	528,430
150,000	Huron Valley, MI, School District, G.O., (Q-SBLF Ins.), 5.250%, 5/1/17	161,429
Principal Amount		Value

Municipal Bonds -- (Continued)
Michigan -- (Continued)
$55,000	Kalamazoo, MI, Hospital Finance Authority Refunding Revenue, (MBIA Ins.), 5.250%, 5/15/18	$55,354
500,000	Kent County, MI, Airport Revenue, G.O., 5.000%, 1/1/23	500,650
25,000	Kent County, MI, Building Authority, G.O., 4.800%, 6/1/16	25,835
350,000	Lincoln, MI, Consolidated School District Refunding, G.O., (FSA Ins.), 5.000%, 5/1/20	362,040
200,000	Michigan Municipal Bond Authority, City of Detroit School District Revenue, (FSA Ins.), 5.000%, 6/1/15	223,016
500,000	Michigan Municipal Bond Authority, Department of Treasury, 5.250%, 10/1/18	523,050
250,000	Michigan State Building Authority Refunding Revenue, Series I, 5.500%, 10/15/15	258,345
400,000	Michigan State Department of Treasury Revenue, (FSA Ins.), 5.250%, 9/15/20	407,516
10,000	Michigan State Hospital Finance Authority Revenue, (MBIA Ins.), 6.000%, 5/15/14	10,267
250,000	Michigan State Hospital Finance Authority Revenue, (MBIA Ins.), 5.000%, 11/15/17	258,228
40,000	Michigan State Hospital Finance Authority Revenue, (MBIA Ins.), 5.000%, 2/15/18	40,512
Principal Amount		Value

Municipal Bonds -- (Continued)
Michigan -- (Continued)
$355,000	Michigan State Hospital Finance Authority Revenue, (MBIA Ins.), 5.000%, 11/15/19	$357,474
500,000	Mount Clemens, MI, Community School District Refunding, G.O., (FSA Ins.), 5.000%, 5/1/18	531,090
10,000	Northwestern Community College, MI, Unrefunded, G.O., (FGIC Ins.), 5.300%, 4/1/12	10,278
200,000	Plymouth-Canton, MI, Community School District Refunding, G.O., (Q-SBLF Ins.), 5.250%, 5/1/15	218,604
90,000	Saginaw Valley State University, MI, Unrefunded Revenue, (AMBAC Ins.), 5.000%, 7/1/12	92,018
115,000	Southfield, MI, Library Building Authority, G.O., (MBIA Ins.), 5.250%, 5/1/22	118,796
500,000	Van Buren County, MI, Sewage Disposal, G.O., (AMBAC Ins.), 5.000%, 5/1/16	511,040
400,000	Warren, MI, Consolidated School District, G.O., (Q-SBLF Ins.), 5.250%, 5/1/19	424,520
100,000	Wayne County, MI, Public Improvements, G.O., 5.300%, 10/1/13	102,918
Principal Amount or Shares		Value

Municipal Bonds -- (Continued)
Michigan -- (Continued)
$15,000	Wayne County, MI, Wayne Community College, G.O., (AMBAC Ins.), 5.350%, 7/1/13	$15,414
170,000	Wayne State University, MI, Revenue, (AMBAC Ins.), 5.000%, 11/15/20	177,740
400,000	West Branch Rose City, MI, Area School District, G.O., (Q-SBLF Ins.), 5.000%, 5/1/22	405,160
300,000	Western Michigan University Revenue, (FSA Ins. SPA - Dexia Credit Local), 8.000%, 11/15/22 (a)	300,000

Total Municipal Bonds (Cost $9,982,550)		9,934,516

Cash Equivalents -- 1.0%
97,916	Fidelity Institutional Tax-Exempt Portfolio, 0.990% (b)	97,916

Total Cash Equivalents (Cost $97,916)		97,916

Total Investments (Cost $10,080,466) -- 99.3%		10,032,432

Other Assets in Excess of Liabilities -- 0.7%		71,116

Net Assets -- 100.0%		$10,103,548

(a) Variable or Floating Rate Security. Rate disclosed is as of December 31, 2008.

(b) Rate disclosed is the seven day yield as of December 31, 2008.

AMBAC -- American Municipal Bond Assurance Corp.

FGIC -- Financial Guaranty Insurance Co.

FSA -- Financial Security Assurance

G.O. -- General Obligation

Ins. -- Insured

MBIA -- Municipal Bond Insurance Association

Q-SBLF -- Qualified School Bond Loan Fund

SPA -- Standby Purchase Agreement

Huntington Mortgage Securities Fund December 31, 2008

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

U.S. Government Mortgage Backed Agencies	82.2%
Real Estate Investment Trusts (Includes 6.3% of Common Stock and 0.2% of Preferred Stock)	6.5%
Collateralized Mortgage Obligations	4.4%
Cash[1]	3.7%
U.S. Government Agencies	3.2%

Total	100.0%

1 Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

U.S. Government Mortgage Backed Agencies -- 81.8%
Federal Home Loan Mortgage Corporation -- 33.5%
$178,950	Series 2548, Class HA, 4.500%, 1/15/10	$180,619
397,212	Pool # M80927, 5.000%, 7/1/11	401,368
14,920	Pool # E65142, 6.500%, 7/1/11	15,503
698,079	Pool # M81004, 5.000%, 1/1/13	703,441
1,332,473	REMIC Series 2584, Class LE, 4.000%, 12/15/13	1,338,695
614,941	Pool # J03237, 5.500%, 8/1/16	637,707
2,000,000	Series 2780, Class QC, 4.500%, 3/15/17	2,029,496
1,082,578	Series 3322, Class LA, 5.250%, 4/15/17	1,113,950
1,131,491	Series 2770, Class TC, 4.000%, 1/15/18	1,130,844
307,379	Pool # E96459, 5.000%, 5/1/18	317,362
1,074,868	Pool # B10827, 4.500%, 11/1/18	1,106,251
102,450	Pool # C90237, 6.500%, 11/1/18	107,437
1,015,825	Series 3046, Class YA, 5.000%, 2/15/19	1,021,897
1,000,000	Series 2541, Class VL, 5.500%, 11/15/20	1,036,601
597,967	Pool # G12297, 6.000%, 7/1/21	620,199
1,000,000	Series 2571, Class VP, 5.500%, 7/15/21	1,031,339
1,000,000	REMIC Series 2543, Class PQ, 5.500%, 4/15/22	1,031,137
759,969	Pool # C90779, 5.000%, 1/1/24	781,302
378,615	Series 2847, Class NC, 4.000%, 1/15/24	379,104
790,591	Pool # C90859, 5.500%, 10/1/24	813,329
1,000,000	Series 2676, Class PG, 5.500%, 1/15/29	1,017,536
296,394	Pool # C00730, 6.000%, 3/1/29	307,151
2,000,000	REMIC Series 2553, Class AE, 5.500%, 9/15/29	2,048,195
1,000,000	Series 2672, Class GH, 5.500%, 8/15/31	1,023,867
Principal Amount		Value

U.S. Government Mortgage Backed Agencies -- (Continued)
Federal Home Loan Mortgage Corporation -- (Continued)
$1,000,000	Series 2802, Class MB, 5.500%, 11/15/31	$1,028,093
746,800	Series 2976, Class HP, 4.500%, 1/15/33	763,667
1,019,386	Pool # A15284, 5.500%, 10/1/33	1,046,188
1,098,896	Pool # G08005, 5.500%, 8/1/34	1,127,102
787,321	Pool # 1G0865, 4.907%, 7/1/35	787,568
1,182,869	Series 3002, Class CA, 5.000%, 7/15/35	1,190,083
749,154	Pool # G08168, 6.000%, 12/1/36	772,714
887,985	Pool # A55565, 6.000%, 12/1/36	915,911
1,124,562	Pool # G03498, 5.500%, 11/1/37	1,152,485

		28,978,141

Federal National Mortgage Association -- 39.8%
205,065	Series 1994-23, Class PK, 6.000%, 5/25/10	207,050
373,325	Pool # 254955, 4.000%, 10/1/10	372,967
950,749	5.500%, 12/25/16	970,446
403,878	Pool # 254486, 5.000%, 9/1/17	418,257
475,081	Pool # 663808, 5.000%, 11/1/17	491,995
616,464	Pool # 684488, 5.000%, 12/1/17	638,412
2,126,562	Series 2004-45, Class VD, 4.500%, 3/25/18	2,155,529
825,228	Pool # 693256, 5.000%, 4/1/18	852,030
577,694	Pool # 254720, 4.500%, 5/1/18	594,380
511,329	Pool # 786729, 5.500%, 8/1/19	528,502
469,269	Series 2006-4, Class A, 6.000%, 11/25/22	480,420
644,404	Series 2003-38, Class TC, 5.000%, 3/25/23	655,033
693,330	Pool # 254831, 5.000%, 8/1/23	711,253
1,429,356	Pool # 254908, 5.000%, 9/1/23	1,466,304
1,323,198	Pool # 254911, 5.000%, 10/1/23	1,357,402
570,277	Pool # 255320, 5.000%, 7/1/24	584,722
1,751,236	Pool # 255711, 5.500%, 4/1/25	1,800,151
666,963	Pool # 357771, 5.000%, 5/1/25	683,489
Principal Amount or Shares		Value

U.S. Government Mortgage Backed Agencies -- (Continued)
Federal National Mortgage Association -- (Continued)
$1,543,994	Pool # 256116, 6.000%, 2/1/26	$1,593,496
2,000,000	Series 2004-45, Class NC, 5.500%, 11/25/28	2,030,185
717,203	Series 1999-13, Class PH, 6.000%, 4/25/29	738,354
165,104	Pool # 602879, 6.000%, 11/1/31	170,787
1,000,000	Series 2003-53, Class JL, 5.000%, 12/25/31	1,014,004
1,000,000	Series 2003-92, Class KH, 5.000%, 3/25/32	1,022,679
1,587,134	Pool # 729535, 5.500%, 7/1/33	1,631,095
201,039	Pool # 748422, 6.000%, 8/1/33	207,644
1,576,481	Pool # 786457, 5.280%, 7/1/34	1,611,882
1,320,542	Pool # 783793, 6.000%, 7/1/34	1,362,897
591,609	Pool # 806715, 5.500%, 1/1/35	607,626
415,437	Pool # 814261, 6.000%, 1/1/35	428,762
1,346,221	Pool # 735224, 5.500%, 2/1/35	1,383,510
514,933	Pool # 836450, 6.000%, 10/1/35	530,886
1,051,625	Pool # 845573, 5.614%, 2/1/36	1,076,773
901,549	Pool # 745511, 5.000%, 4/1/36	921,732
1,505,837	Pool # 745418, 5.500%, 4/1/36	1,545,665
710,666	Pool # 888029, 6.000%, 12/1/36	732,572
757,449	Pool # 907484, 6.000%, 1/1/37	780,754

		34,359,645

Government National Mortgage Association -- 8.5%
1,050,044	Pool # 683915, 5.000%, 1/15/23	1,099,897
3,091,332	Pool # 605653, 5.500%, 8/15/34	3,193,476
1,889,340	Pool # 3637, 5.500%, 11/20/34	1,946,635
989,022	Pool # 676974, 5.500%, 5/15/38	1,021,083

		7,261,091

Total U.S. Government Mortgage Backed Agencies (Cost $69,021,679)		70,598,877

Common Stocks -- 6.3%
Real Estate Investment Trusts -- 6.3%
9,700	Acadia Realty Trust	138,419
5,000	Alexandria Real Estate Equities, Inc.	301,700
4,000	AMB Property Corp.	93,680
4,000	American Campus Communities, Inc.	81,920
4,500	Boston Properties, Inc.	247,500
4,000	Brandywine Realty Trust	30,840
2,000	Camden Property Trust	62,680
4,000	Corporate Office Properties Trust	122,800
10,000	Digital Reality Trust, Inc.	328,500
16,000	Douglas Emmett, Inc.	208,960
2,000	Duke Realty Corp.	21,920
6,500	EastGroup Properties, Inc.	231,270
4,500	Equity Lifestyle Properties, Inc.	172,620
6,000	Equity Residential	178,920
2,500	Essex Property Trust, Inc.	191,875
1,500	Federal Realty Investment Trust	93,120
9,000	HCP, Inc.	249,930
Shares or Principal Amount		Value

Common Stocks -- (Continued)
Real Estate Investment Trusts -- (Continued)
3,500	Healthcare Realty Trust, Inc.	$82,180
6,000	Home Properties, Inc.	243,600
5,500	Host Hotels & Resorts, Inc.	41,635
7,600	Kimco Realty Corp.	138,928
10,000	Mack-Cali Realty Corp.	245,000
15,500	National Retail Properties, Inc.	266,445
2,386	ProLogis Trust	33,141
1,800	Public Storage, Inc.	143,100
7,000	Realty Income Corp.	162,050
1,500	Regency Centers Corp.	70,050
2,000	Simon Property Group, Inc.	106,260
2,903	SL Green Realty Corp.	75,188
6,000	Tanger Factory Outlet Centers, Inc.	225,720
3,600	The Macerich Co.	65,376
10,000	U-Store-It Trust	44,500
5,900	UDR, Inc.	81,361
9,500	Ventas, Inc.	318,915
3,800	Vornado Realty Trust	229,330
5,000	Washington Real Estate Investment Trust	141,500

Total Common Stocks (Cost $6,311,874)		5,470,933

U.S. Government Agencies -- 3.2%
$1,000,000	Federal Home Loan Bank, 4.250%, 3/9/18	1,093,219
500,000	Federal Home Loan Mortgage Corporation, 4.500%, 4/2/14	549,600
1,000,000	Federal National Mortgage Association, 5.000%, 3/2/15	1,121,877

Total U.S. Government Agencies (Cost $2,482,876)		2,764,696

Preferred Stocks -- 0.2%
Real Estate Investment Trusts -- 0.2%
4,000	Simon Property Group, Inc., 6.000%	171,480

Total Preferred Stocks (Cost $283,980)		171,480

Collateralized Mortgage Obligations -- 4.4%
$2,187,763	Citicorp Mortgage Securities, Inc., 5.500%, 10/25/35	2,093,369
650,288	Federal Home Loan Bank, 4.800%, 2/25/13	651,445
980,618	Government National Mortgage Association, 5.000%, 7/15/23	1,027,176

Total Collateralized Mortgage Obligations (Cost $3,814,026)		3,771,990

Cash Equivalents -- 3.7%
3,152,409	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	3,152,409

Total Cash Equivalents (Cost $3,152,409)		3,152,409

Total Investments (Cost $85,066,844) -- 99.6%		85,930,385

Other Assets in Excess of Liabilities -- 0.4%		385,354

Net Assets -- 100.0%		$86,315,739

(a) Investment in affiliate.

(b) Rate disclosed is the seven day yield as of December 31, 2008.

Huntington Ohio Tax-Free Fund December 31, 2008

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

General Obligations	30.5%
School Districts	21.4%
Higher Education	11.3%
Facilities	8.8%
Water	6.7%
Utilities	5.4%
Power	4.7%
Transportation	4.6%
Medical	2.8%
Airports	1.6%
General Fund	1.3%
Cash	0.8%
Pollution Control	0.1%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Municipal Bonds -- 98.8%
Ohio -- 98.8%
$50,000	Akron, OH, Hospital Improvements Revenue, (FSA Ins.), 5.250%, 11/15/15	$51,993
70,000	Akron, OH, Pension Funding Refunding Revenue, (AMBAC Ins.), 5.250%, 12/1/18	72,469
335,000	Akron, OH, Water Utility Improvements Revenue, (MBIA Ins.), 5.250%, 12/1/17	337,094
205,000	Bowling Green State University, OH, General Receipts Revenue, (AMBAC Ins.), 5.250%, 6/1/19	213,395
170,000	Butler County, OH, G.O., (AMBAC Ins.), 4.750%, 12/1/20	174,211
300,000	Butler County, OH, Sewer Systems Revenue, (FSA Ins.), 5.000%, 12/1/19	327,954
200,000	Butler County, OH, Waterworks Revenue, (AMBAC Ins.), 5.000%, 12/1/21	203,022
75,000	Canton, OH, G.O., (AMBAC Ins.), 5.000%, 12/1/18	75,939
200,000	Chagrin Falls, OH, Exempt Village School District, G.O., (MBIA Ins.), 5.250%, 12/1/19	213,888
355,000	Cincinnati, OH, Water System Revenue, 5.000%, 12/1/19	367,450
Principal Amount		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$500,000	Cleveland, OH, Public Power System Revenue, Series A, (FGIC Ins.), 5.000%, 11/15/16	$558,765
80,000	Cleveland, OH, School District Refunding, G.O., (FGIC Ins.), 5.250%, 12/1/14	87,011
400,000	Cleveland, OH, School District Refunding, G.O., (FGIC Ins.), 5.000%, 12/1/18	414,744
335,000	Cleveland, OH, State University Revenue, (FGIC Ins.), 5.000%, 6/1/17	358,202
100,000	Cleveland, OH, Waterworks Refunding Revenue, Series G, (MBIA Ins.), 5.500%, 1/1/13	106,103
75,000	Columbus, OH, G.O., Series A, 5.000%, 6/15/13	83,135
500,000	Columbus, OH, Refunding, G.O., Series C, 5.000%, 7/15/16	556,040
270,000	Columbus, OH, Regional Airport Authority Revenue, (MBIA Ins.), 5.000%, 1/1/17	277,330
250,000	Columbus, OH, Regional Airport Authority Revenue, (MBIA Ins.), 5.000%, 1/1/20	250,650
160,000	Columbus, OH, Tax Increment Financing Revenue, Series A, (AMBAC Ins.), 4.750%, 12/1/18	166,720
Principal Amount		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$535,000	Crawford County, OH, Unrefunded, G.O., (AMBAC Ins.), 4.750%, 12/1/19	$540,109
435,000	Delaware County, OH, G.O., (MBIA Ins.), 5.000%, 12/1/18	448,890
360,000	Fairfield, OH, Local School District, G.O., (FSA Ins.), 4.250%, 12/1/18	378,997
190,000	Fairfield, OH, Union Local School District, G.O., Series A, (FSA Ins.), 4.250%, 12/1/19	197,495
160,000	Fairfield, OH, Union Local School District, G.O., Series A, (FSA Ins.), 4.250%, 12/1/20	164,101
150,000	Fairless, OH, Local School District, G.O., (FSA Ins.), 5.000%, 12/1/21	154,314
115,000	Field, OH, Local School District, G.O., (AMBAC Ins.), 5.000%, 12/1/18	122,572
65,000	Field, OH, Local School District, G.O., (AMBAC Ins.), 5.000%, 12/1/19	68,375
155,000	Forest Hills, OH, Local School District Revenue, (FSA Ins.), 4.750%, 12/1/16	165,309
190,000	Franklin County, OH, Municipal Facilities Improvements, G.O., (MBIA Ins.), 4.650%, 12/1/15	199,813
35,000	Gallia County, OH, Local School District, G.O., (FSA Ins.), 4.500%, 12/1/20	35,328
340,000	Greater Cleveland, OH, Regulatory Transportation Authority, G.O., (FGIC Ins.), 5.000%, 12/1/15	380,083
540,000	Greene County, OH, Refunding, G.O., Series A, (AMBAC Ins.), 5.000%, 12/1/19	585,333
450,000	Greene County, OH, Sewer System Revenue, (AMBAC Ins.), 5.000%, 12/1/18	476,059
275,000	Greene County, OH, Water & Sewer Revenue, (FSA Ins.), 5.000%, 12/1/21	282,909
200,000	Hamilton County, OH, Sewer System Revenue, Series A, (MBIA Ins.), 5.000%, 12/1/20	211,070
405,000	Hamilton County, OH, Sewer System Revenue, Series A, (MBIA Ins.), 5.000%, 12/1/22	408,734
250,000	Kettering, OH, City School District, Refunding, G.O., (FSA Ins.), 5.000%, 12/1/15	275,862
1,000,000	Kettering, OH, G.O., 4.750%, 12/1/22	1,009,620
Principal Amount		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$95,000	Keystone, OH, Local School District, G.O., (FSA Ins.), 5.000%, 12/1/19	$99,524
285,000	Lakewood, OH, City School District, G.O., (FSA Ins.), 5.000%, 12/1/18	303,702
100,000	Licking County, OH, Joint Vocational School District, G.O., (MBIA Ins.), 5.375%, 12/1/14	109,222
400,000	Lorain County, OH, Hospital Revenue, Series A, 5.750%, 10/1/18	410,836
460,000	Lucas County, OH, Hospital Refunding Revenue, (AMBAC Ins.), 5.000%, 11/15/11	471,785
435,000	Madison, OH, Local School District Refunding, G.O., (FSA Ins.), 4.000%, 12/1/17	450,804
50,000	Mahoning County, OH, Hospital Facilities Revenue, Series A, (MBIA Ins.), 5.000%, 11/15/17	44,253
500,000	Mahoning County, OH, Sewer Systems, Refunding Revenue, (AMBAC Ins.), 5.200%, 12/1/14	524,145
1,010,000	Marysville, OH, Exempt Village School District, G.O., (MBIA Ins.), 5.250%, 12/1/16	1,082,680
600,000	Medina County, OH, Library District, G.O., (FGIC Ins.), 5.250%, 12/1/20	625,740
250,000	Miami County, OH, G.O., 4.875%, 12/1/10	255,702
500,000	Middletown, OH, G.O., (FSA Ins.), 5.000%, 12/1/21	521,310
50,000	Montgomery County, OH, Public Improvements, G.O., 5.500%, 12/1/13	51,846
250,000	Montgomery County, OH, Water Refunding Revenue, (AMBAC Ins.), 5.375%, 11/15/16	267,515
50,000	Mount Vernon, OH, City Schools Refunding, G.O., (FSA Ins.), 5.000%, 12/1/17	54,089
25,000	New Albany Plain, Local School District, G.O., (FGIC Ins.), 5.500%, 12/1/18	28,031
100,000	Norwalk, OH, Refunding, G.O., 5.600%, 4/1/10	100,050
200,000	Ohio Capital Asset Financing Program Fractionalized Interest, G.O., Series B, 5.000%, 12/1/22	209,868
1,000,000	Ohio Municipal Electric Generation Agency Refunding Revenue, (AMBAC Ins.), 5.000%, 2/15/17	1,059,490
Principal Amount		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$60,000	Ohio State Building Authority Refunding Revenue, Series A, (FGIC Ins.), 5.000%, 4/1/11	$63,739
65,000	Ohio State Building Authority Revenue, Series A, (FSA Ins.), 5.500%, 4/1/15	70,119
1,400,000	Ohio State Building Authority Revenue, Series A, (FSA Ins.), 4.750%, 4/1/21	1,424,612
125,000	Ohio State Building Authority State Facilities Revenue, Series A, (FSA Ins.), 5.500%, 10/1/14	133,995
150,000	Ohio State Building Authority State Facilities Revenue, Series A, 5.000%, 4/1/16	160,181
500,000	Ohio State Building Authority State Facilities Revenue, Series A, (FSA Ins.), 4.750%, 4/1/20	512,100
150,000	Ohio State Community Schools, G.O., Series A, 5.000%, 6/15/21	155,337
140,000	Ohio State Community Schools, G.O., Series B, 5.000%, 9/15/18	145,810
100,000	Ohio State Community Schools, G.O., Series B, (FSA Ins.), 5.000%, 9/15/18	104,827
175,000	Ohio State Conservation Projects, G.O., Series A, 5.000%, 3/1/15	189,275
700,000	Ohio State Conservation Projects, G.O., Series A, 5.000%, 3/1/17	744,961
25,000	Ohio State Highway Improvements Revenue, 5.000%, 2/15/17	25,704
200,000	Ohio State Housing Finance Agency Residential Mortgage Revenue, Series J, (GNMA/FNMA/FHLMC Ins.), 4.875%, 9/1/15	199,012
125,000	Ohio State Housing Finance Agency Residential Mortgage Revenue, Series J, (GNMA/FNMA/FHLMC Ins.), 5.900%, 9/1/23	124,141
150,000	Ohio State Parks & Recreation Revenue, Series II-A, (FSA Ins.), 5.000%, 12/1/17	160,749
250,000	Ohio State Revitalization Revenue Project, Series A, (AMBAC Ins.), 5.000%, 4/1/21	255,460
450,000	Ohio State Turnpike Commission Revenue, 5.500%, 2/15/20	462,028
1,000,000	Ohio State Turnpike Commission Revenue, Series A, (MBIA-RE FGIC Ins.), 5.500%, 2/15/20	1,103,190
Principal Amount		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$100,000	Ohio State University Cultural & Sports Capital Facilities Refunding Revenue, Series A, (FSA Ins.), 5.000%, 4/1/17	$108,508
30,000	Ohio State Water Development Authority Refunding Revenue, 5.250%, 6/1/11	32,224
685,000	Ohio State, Public Improvements, G.O., Series A, 5.000%, 3/1/18	721,380
1,040,000	Shaker Heights, OH, Urban Renewal Refunding, G.O., (AMBAC Ins.), 5.000%, 12/1/17	1,104,875
200,000	Sidney, OH, City School District, G.O., (FGIC Ins.), 5.000%, 12/1/12	215,480
980,000	Southwest Licking, Local School District, G.O., (AMBAC Ins.), 5.000%, 12/1/19	1,025,325
130,000	Springfield, OH, G.O., (FGIC Ins.), 5.500%, 12/1/17	134,657
325,000	Strongsville, OH, Library Improvements, G.O., (FGIC Ins.), 5.000%, 12/1/15	340,346
235,000	Swanton, OH, Local School District, School Improvement, G.O., (FGIC Ins.), 4.900%, 12/1/15	243,596
500,000	Teays Valley, Local School District, School Facilities Construction & Improvement, G.O., (FGIC Ins.), 5.150%, 12/1/14	533,320
700,000	Toledo, OH, Waterworks Revenue, (MBIA Ins.), 5.000%, 11/15/19	728,378
320,000	Troy, OH, Capital Facilities, G.O., 6.250%, 12/1/11	337,795
550,000	Troy, OH, G.O., 4.750%, 12/1/22	557,562
350,000	Trumbull County, OH, Public Improvements Refunding, G.O., (MBIA Ins.), 5.125%, 12/1/13	379,701
655,000	Twinsburg, OH, Recreational Facilities Improvements, G.O., (FGIC Ins.), 5.500%, 12/1/17	690,095
300,000	University of Cincinnati, OH, Certificate Participation, (MBIA Ins.), 5.100%, 6/1/11	320,247
250,000	University of Cincinnati, OH, Certificate Participation, (MBIA Ins.), 5.000%, 6/1/15	262,835
1,000,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (AMBAC Ins.), 5.000%, 6/1/17	1,046,180
Principal Amount		Value

Municipal Bonds -- (Continued)
Ohio -- (Continued)
$890,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (MBIA Ins.), 5.000%, 6/1/19	$913,914
300,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (AMBAC Ins.), 5.000%, 6/1/19	305,412
500,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (MBIA Ins.), 5.000%, 6/1/22	501,335
50,000	Warren County, OH, Waterworks Refunding Revenue, (FSA Ins.), 5.000%, 12/1/15	53,794
650,000	Washington Court House, OH, School Improvements, G.O., (FGIC Ins.), 5.000%, 12/1/19	660,972

Total Municipal Bonds (Cost $34,764,006)		34,924,851

Shares		Value

Cash Equivalents -- 0.8%
288,335	Fidelity Institutional Tax-Exempt Portfolio, 0.990% (a)	$288,335

Total Cash Equivalents (Cost $288,335)		288,335

Total Investments (Cost $35,052,341) -- 99.6%		35,213,186

Other Assets in Excess of Liabilities -- 0.4%		158,775

Net Assets -- 100.0%		$35,371,961

(a) Rate disclosed is the seven day yield as of December 31, 2008.

AMBAC -- American Municipal Bond Assurance Corp.

FGIC -- Financial Guaranty Insurance Co.

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

FSA -- Financial Security Assurance

GNMA -- Government National Mortgage Association

G.O. -- General Obligation

Ins. -- Insured

MBIA -- Municipal Bond Insurance Association

Huntington Short/Intermediate Fixed Income Securities Fund December 31, 2008

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Market Value

Corporate Bonds	73.9%
U.S. Government Agencies	22.2%
Cash[1]	3.9%

Total	100.0%

1 Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Corporate Bonds -- 73.2%
Consumer Discretionary -- 3.7%
$1,000,000	Fortune Brands, Inc., 5.125%, 1/15/11	$960,506
1,000,000	McDonald’s Corp., 4.300%, 3/1/13	1,021,054
1,000,000	Nordstrom, Inc., 5.625%, 1/15/09	1,000,664

		2,982,224

Consumer Staples -- 5.1%
1,000,000	General Mills, Inc., 6.000%, 2/15/12	1,037,368
2,000,000	Kellogg Co., 5.125%, 12/3/12	1,999,324
1,000,000	Sysco Corp., 4.200%, 2/12/13	996,242

		4,032,934

Energy -- 4.9%
1,000,000	BJ Services Co., 5.750%, 6/1/11	978,761
1,000,000	Nabors Industries Ltd., 5.375%, 8/15/12	943,715
1,000,000	Noble Corp., 5.875%, 6/1/13	974,578
1,000,000	Premcor Refining Group, 6.125%, 5/1/11	1,013,637

		3,910,691

Financials -- 23.8%
1,000,000	American Express Co., 5.250%, 9/12/11	985,061
1,500,000	Bank of America Corp., 5.375%, 8/15/11	1,527,376
2,000,000	Caterpillar Financial Services Corp., 5.125%, 10/12/11	1,942,852
1,500,000	CIT Group, Inc., 5.800%, 7/28/11	1,256,936
1,500,000	Citigroup, Inc., 5.125%, 2/14/11	1,463,988
1,500,000	General Electric Capital Corp., 5.250%, 10/19/12	1,510,816
1,500,000	Goldman Sachs Group, Inc., 5.700%, 9/1/12	1,430,305
2,000,000	HSBC Finance Corp., 4.800%, 6/15/10	1,908,038
1,500,000	International Lease Finance Corp., 5.450%, 3/24/11	1,101,327
1,000,000	Key Bank N.A., 5.500%, 9/17/12	932,237
590,910	Marshall & Ilsley Corp., 2.900%, 8/18/09	585,302
2,000,000	MetLife Global Funding I, 5.125%, 11/9/11 (a)	1,914,922
Principal Amount		Value

Corporate Bonds -- (Continued)
Financials -- (Continued)
$1,500,000	Principal Life, Inc., 5.150%, 9/30/11	$1,415,051
1,000,000	Shell International Finance Corp., 4.950%, 3/22/12	1,030,828

		19,005,039

Health Care -- 1.2%
1,000,000	Quest Diagnostics, Inc., 5.125%, 11/1/10	970,681

		970,681

Industrials -- 4.9%
1,000,000	3M Co., 4.375%, 8/15/13	1,050,160
1,000,000	Eaton Corp., 4.900%, 5/15/13	956,441
1,000,000	General Dynamics Corp., 4.500%, 8/15/10	1,021,258
1,000,000	Johnson Controls, Inc., 5.250%, 1/15/11	918,944

		3,946,803

Materials -- 1.2%
1,000,000	Nucor Corp., 5.000%, 12/1/12	976,125

Real Estate Investment Trusts -- 3.7%
2,000,000	Camden Property Trust, 4.375%, 1/15/10	1,791,446
1,500,000	Duke Realty Corp., 5.625%, 8/15/11	1,160,253

		2,951,699

Technology -- 8.3%
1,000,000	Cisco Systems, Inc., 5.250%, 2/22/11	1,038,132
1,000,000	Dell, Inc., 4.700%, 4/15/13 (a)	940,754
1,500,000	Hewlett-Packard Co., 5.250%, 3/1/12	1,549,888
2,000,000	Oracle Corp., 4.950%, 4/15/13	2,061,964
1,000,000	Raytheon Co., 5.500%, 11/15/12	1,010,869

		6,601,607

Telecommunications -- 5.1%
2,000,000	AT&T, Inc., 4.950%, 1/15/13	2,011,052
1,000,000	Comcast Corp., 5.500%, 3/15/11	978,838
1,000,000	Verizon Wireless, 7.375%, 11/15/13 (a)	1,055,080

		4,044,970

Principal Amount		Value

Corporate Bonds -- (Continued)
Transportation -- 3.8%
$1,500,000	CSX Corp., 6.750%, 3/15/11	$1,494,096
1,500,000	Union Pacific Corp., 3.875%, 2/15/09	1,502,765

		2,996,861

Utilities -- 7.5%
1,500,000	Dominion Resources, Inc., 4.750%, 12/15/10	1,483,181
1,000,000	Emerson Electric Co., 4.625%, 10/15/12	994,159
1,000,000	Exelon Generation Co. LLC, 6.950%, 6/15/11	970,699
1,500,000	FPL Group Capital, Inc., 5.350%, 6/15/13	1,503,060
1,000,000	Georgia Power Co., 4.000%, 1/15/11	988,248

		5,939,347

Total Corporate Bonds (Cost $60,507,936)		58,358,981

U.S. Government Agencies -- 22.0%
Federal Farm Credit Bank -- 5.1%
2,000,000	3.400%, 2/7/13	2,072,734
2,000,000	4.150%, 2/13/13	2,000,834

		4,073,568

Federal Home Loan Bank -- 3.9%
2,000,000	2.375%, 5/27/09	2,016,608
1,000,000	Series 1613, 4.375%, 9/13/13	1,084,104

		3,100,712

Principal Amount or Shares		Value

U.S. Government Agencies -- (Continued)
Federal Home Loan Mortgage Corporation -- 4.0%
$1,000,000	4.750%, 11/3/09	$1,032,076
2,000,000	4.750%, 1/18/11	2,141,992

		3,174,068

Federal National Mortgage Association -- 9.0%
1,000,000	3.850%, 4/14/09	1,009,553
2,000,000	3.375%, 6/10/10	2,066,176
2,000,000	3.550%, 6/16/10	2,026,326
2,000,000	3.400%, 4/16/12	2,051,814

		7,153,869

Total U.S. Government Agencies (Cost $17,005,006)		17,502,217

Cash Equivalents -- 3.9%
3,132,281	Huntington Money Market Fund, Interfund Shares, 0.420% (b) (c)	3,132,281

Total Cash Equivalents (Cost $3,132,281)		3,132,281

Total Investments (Cost $80,645,223) -- 99.1%		78,993,479

Other Assets in Excess of Liabilities -- 0.9%		691,615

Net Assets -- 100.0%		$79,685,094

(a) Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) Rate disclosed is the seven day yield as of December 31, 2008.

(c) Investment in affiliate.

LLC -- Limited Liability Co.

(See notes which are an integral part of the Financial Statements)

Statements of Assets and Liabilities

December 31, 2008

	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund	Huntington Tax-Free Money Market Fund	Huntington U.S. Treasury Money Market Fund

Assets:
Investments, at cost	$1,115,040,945	$417,661,107	$183,021,175	$709,720,899

Investments, at value	$1,075,438,445	$417,661,107	$183,021,175	$564,638,399
Investments in affiliated securities, at value	--	--	--	--
Investments in repurchase agreements, at cost	39,602,500	--	--	145,082,500

Total Investments	1,115,040,945	417,661,107	183,021,175	709,720,899

Cash	75	17,627	--	66
Foreign currencies, at value (Cost $-, $-, $-, $-, $-, $-, $-, $19,454,586, $- and $-)	--	--	--	--
Income receivable	892,239	1,926,025	503,785	7,609
Receivable for investments sold	--	--	--	--
Receivable for shares sold	85,807	--	--	--
Tax reclaims receivable	--	--	--	--
Prepaid expenses and other assets	160,283	44,754	19,193	122,771

Total assets	1,116,179,349	419,649,513	183,544,153	709,851,345

Liabilities:
Options written, at value (premium received $-, $-, $-, $-, $-, $-, $-, $-, $70,610 and $-)	--	--	--	--
Income distribution payable	226,808	251,876	87,344	48,421
Payable for investments purchased	--	--	--	--
Payable for shares redeemed	--	--	--	--
Accrued expenses and other payables
Investment adviser fees	266,787	103,557	40,105	5
Administration fees	137,207	46,429	18,016	87,984
Custodian fees	26,425	8,975	3,476	16,933
Financial administration fees	47,531	7,933	6,074	14,446
Distribution services fee	61,048	23,011	5,629	31,399
Shareholder services fee	230,996	86,298	32,730	7,814
Transfer agent fees	34,181	3,118	4,706	13,124
Trustees’ fees	4	--	252	--
Compliance service fees	8,937	3,035	1,175	5,725
Other	118,383	31,180	17,423	90,744

Total liabilities	1,158,307	565,412	216,930	316,595

Net Assets	$1,115,021,042	$419,084,101	$183,327,223	$709,534,750

Net Assets Consist of:
Paid in capital	$1,115,514,762	$419,141,786	$183,401,639	$709,492,758
Net unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	--	--	--	--
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	(493,720)	(57,685)	(74,416)	--
Accumulated net investment income (loss)	--	--	--	41,992

Total Net Assets	$1,115,021,042	$419,084,101	$183,327,223	$709,534,750

Net Assets:
Trust Shares	$779,158,332	$312,467,020	$144,861,147	$583,049,955

Investment A Shares	$299,329,096	$106,617,081	$38,466,076	$126,484,795

Investment B Shares	$432,091	--	--	--

Interfund Shares	$36,101,523	--	--	--

Shares Outstanding: (unlimited number of shares authorized, no par value)
Trust Shares	779,651,750	312,483,918	144,921,475	582,986,517

Investment A Shares	299,312,382	106,650,399	38,479,207	126,508,675

Investment B Shares	431,783	--	--	--

Interfund Shares	36,124,318	--	--	--

Net Asset Value, Redemption Price and Offering Price Per Share:
Trust Shares	$1.00	$1.00	$1.00	$1.00

Investment A Shares	$1.00	$1.00	$1.00	$1.00

Investment B Shares(1)	$1.00	--	--	--

Interfund Shares	$1.00	--	--	--

Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Investment A Shares	--	--	--	--

Maximum Sales Charge:
Investment A Shares	--	--	--	--

(1) For Investment B Shares, the redemption price per share varies by length of time shares are held.

Huntington Dividend Capture Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington International Equity Fund	Huntington Macro 100 Fund	Huntington Mid Corp America Fund

$98,837,030	$138,048,975	$121,274,672	$241,133,426	$20,929,117	$88,753,269
$72,377,653	$133,372,236	$95,257,178	$177,992,615	$15,084,267	$88,307,418
1,066,449	4,802,921	824,125	--	390,262	6,852,029
--	--	--	2,854,000	--	--

73,444,102	138,175,157	96,081,303	180,846,615	15,474,529	95,159,447

--	1,829	--	386	--	--
--	--	--	19,448,113	--	--
336,040	177,050	226,525	597,312	30,110	106,434
--	--	--	--	--	--
76,476	190,874	123,863	486,173	31,940	100,434
--	--	--	70,329	--	--
9,843	11,457	10,465	10,246	8,060	8,770

73,866,461	138,556,367	96,442,156	201,459,174	15,544,639	95,375,085

--	--	--	--	8,075	--
--	--	--	--	--	--
132,688	--	--	--	--	--
361,505	233,565	160,203	1,184,713	24,355	554,728

43,711	69,502	47,619	169,657	9,583	58,397
7,868	15,639	10,716	22,904	1,844	10,511
1,515	3,012	2,064	29,156	332	2,024
7,615	14,273	10,807	22,291	5,725	11,234
5,688	2,986	2,752	2,525	799	3,068
14,546	28,963	19,898	42,145	3,196	19,481
3,363	6,823	4,685	10,037	711	5,021
--	--	--	3,987	--	--
512	1,018	698	1,491	112	684
9,665	21,075	14,365	35,884	250	15,915

588,676	396,856	273,807	1,524,790	54,982	681,063

$73,277,785	$138,159,511	$96,168,349	$199,934,384	$15,489,657	$94,694,022

$121,124,663	$157,415,784	$132,655,629	$260,735,469	$28,027,333	$88,718,814
(25,392,928)	126,182	(25,193,369)	(60,301,767)	(5,392,053)	6,406,178
(22,453,950)	(19,405,944)	(11,405,043)	599,753	(7,145,623)	(430,970)
--	23,489	111,132	(1,099,071)	--	--

$73,277,785	$138,159,511	$96,168,349	$199,934,384	$15,489,657	$94,694,022

$60,161,706	$129,745,230	$89,815,092	$191,162,519	$13,521,484	$87,843,447

$5,093,766	$5,436,219	$3,214,346	$6,928,695	$1,001,400	$2,874,999

$8,022,313	$2,978,062	$3,138,911	$1,843,170	$966,773	$3,975,576

--	--	--	--	--	--

9,163,195	6,583,069	5,688,320	23,253,984	2,077,302	8,845,513

775,744	282,238	203,486	849,165	155,370	295,553

1,226,607	165,804	200,075	230,401	152,503	426,441

--	--	--	--		--

$6.57	$19.71	$15.79	$8.22	$6.51	$9.93

$6.57	$19.26	$15.80	$8.16	$6.45	$9.73

$6.54	$17.96	$15.69	$8.00	$6.34	$9.32

--	--	--	--	--	--

$6.97	$20.44	$16.76	$8.66	$6.84	$10.32

5.75%	5.75%	5.75%	5.75%	5.75%	5.75%

Statements of Assets and Liabilities (Continued)

December 31, 2008

	Huntington New Economy Fund	Huntington Real Strategies Fund	Huntington Rotating Markets Fund	Huntington Situs Fund

Assets:
Investments, at cost	$65,439,306	$70,739,523	$36,403,215	$127,106,261

Investments, at value	$38,246,959	$34,722,056	$28,799,943	$92,106,981
Investments in affiliated securities, at value	2,270,234	599	1,561,043	583,711

Total Investments	40,517,193	34,722,655	30,360,986	92,690,692

Cash	--	--	--	--
Income receivable	20,856	109,504	66,792	68,417
Receivable for investments sold	972,193	2,849,218	--	--
Receivable for shares sold	78,164	210,260	51,852	239,025
Prepaid expenses and other assets	9,295	4,886	7,003	3.589

Total assets	41,597,701	37,896,523	30,486,633	93,001,723

Liabilities:
Options written, at value (premium received $32,181, $450,753, $-, $-, $-, $-, $-, $-, $-, $- and $-)	23,545	560,975	--	--
Cash overdraft	--	1,179,839	--	--
Income distribution payable	--	73,664	--	--
Payable for investments purchased	1,140,115	--	--	--
Payable for shares redeemed	311,240	266,266	11,133	317,276
Accrued expenses and other payables
Investment adviser fees	28,951	23,039	12,511	57,114
Administration fees	4,598	4,147	3,378	10,280
Custodian fees	886	957	651	4,239
Financial administration fees	7,616	7,905	7,051	11,079
Distribution services fee	1,692	178	445	3,871
Shareholder services fee	8,516	7,678	6,254	19,023
Transfer agent fees	2,309	2,672	1,629	4,916
Compliance service fees	299	270	220	669
Other	7,408	9,545	4,940	15,131

Total liabilities	1,537,175	2,137,135	48,212	443,598

Net Assets	$40,060,526	$35,759,388	$30,438,421	$92,558,125

Net Assets Consist of:
Paid in capital	$80,573,714	$81,279,787	$42,328,635	$127,251,592
Net unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	(24,913,477)	(36,129,389)	(6,042,229)	(34,415,681)
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	(15,599,711)	(9,421,933)	(5,850,596)	(293,829)
Accumulated net investment income (loss)	--	30,923	2,611	16,043

Total Net Assets	$40,060,526	$35,759,388	$30,438,421	$92,558,125

Net Assets:
Trust Shares	$35,040,773	$35,109,906	$28,389,519	$77,946,527

Investment A Shares	$3,293,856	$514,394	$2,000,028	$12,121,453

Investment B Shares	$1,725,897	$135,088	$48,874	$2,490,145

Shares Outstanding: (unlimited number of shares authorized, no par value)
Trust Shares	5,221,551	7,162,249	3,670,374	6,658,943

Investment A Shares	501,921	104,624	260,172	1,054,879

Investment B Shares	276,954	27,538	6,413	225,065

Net Asset Value, Redemption Price and Offering Price Per Share:
Trust Shares	$6.71	$4.90	$7.73	$11.71

Investment A Shares	$6.56	$4.92	$7.69	$11.49

Investment B Shares(1)	$6.23	$4.91	$7.62	$11.06

Offering Price Per Share(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Investment A Shares	$6.96	$5.22	$8.16	$12.19

Maximum Sales Charge:
Investment A Shares	5.75%	5.75%	5.75%	5.75%

(1) For Investment B Shares, the redemption price per share varies by length of time shares are held.

Huntington Technical Opportunities Fund	Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Michigan Tax-Free Fund	Huntington Mortgage Securities Fund	Huntington Ohio Tax-Free Fund	Huntington Short/Intermediate Fixed Income Securities Fund

$6,983,178	$181,143,368	$110,557,196	10,080,466	$85,066,844	$35,052,341	$80,465,223

$5,592,746	183,250,093	113,018,078	10,032,432	82,777,976	$35,213,186	$75,861,198
630,956	2,903,014	3,300,707	--	3,152,409	--	3,132,281

6,223,702	186,153,107	116,318,785	10,032,432	85,930,385	35,213,186	78,993,479

256	--	--	--	--	--	--
10,465	2,378,660	1,028,022	98,511	398,652	259,247	983,048
--	--	--	--	--	--	--
--	487,695	164,818	--	100,231	--	45,976
11,809	10,161	7,772	5,569	6,795	7,333	2,349

6,246,232	189,029,623	117,519,397	10,136,512	86,436,063	35,479,766	80,024,852

--	--	--	--	--	--	--
--	--	--	--	374	--	--
--	347,635	157,577	10,568	--	68,113	133,768
--	--	--	--	--	--	--
358	755,111	25,281	8,283	23,091	123	125,089

3,732	78,346	49,720	4,254	38,489	14,815	33,385
672	21,153	13,424	1,149	10,392	3,999	9,014
129	4,074	2,586	221	1,882	770	1,736
1,942	14,743	11,951	4,280	10,179	5,721	6,493
15	1,769	686	890	965	876	113
1,244	39,130	24,855	2,127	19,228	7,390	16,692
187	6,205	3,518	372	2,843	1,167	2,569
44	1,377	874	75	636	260	587
768	23,949	14,739	745	12,245	4,571	10,312

9,091	1,293,492	305,211	32,964	120,324	107,805	339,758

$6,237,141	$187,736,131	$117,214,186	$10,103,548	$86,315,739	$35,371,961	$79,685,094

$9,197,334	$182,175,013	$111,541,154	$10,254,917	$85,654,633	$35,251,221	$85,968,948
(759,476)	5,009,739	5,761,589	(48,034)	863,541	160,845	(1,651,744)
(2,200,717)	551,379	(81,075)	(103,335)	(251,229)	(40,135)	(4,631,191)
--	--	(7,482)	--	48,794	30	(919)

$6,237,141	$187,736,131	$117,214,186	$10,103,548	$86,315,739	$35,371,961	$79,685,094

$6,147,735	$183,010,820	$115,159,222	$6,597,177	$82,728,770	$32,945,852	$79,130,477

$66,631	$2,525,438	$1,438,262	$3,162,709	$3,021,623	$1,422,235	$554,617

$22,775	$2,199,873	$616,702	$343,662	$565,346	$1,003,874	--

931,664	8,575,953	10,573,773	635,459	9,407,415	1,587,779	4,193,541

10,112	118,360	132,066	304,711	341,742	68,586	29,388

3,472	103,221	56,595	33,134	64,151	48,405	--

$6.60	$21.34	$10.89	$10.38	$8.79	$20.75	$18.87

$6.59	$21.34	$10.89	$10.38	$8.84	$20.74	$18.87

$6.56	$21.31	$10.90	$10.37	$8.81	$20.74	--

$6.99	$22.40	$11.43	$10.90	$9.28	$21.77	$19.16

5.75%	4.75%	4.75%	4.75%	4.75%	4.75%	1.50%

Statements of Operations

Year Ended December 31, 2008

	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund	Huntington Tax-Free Money Market Fund	Huntington U.S. Treasury Money Market Fund

Investment Income:
Dividend income	$136,716	$245,379	$82,202	$7,534
Dividend income from affiliated securities	--	--	--	--
Interest income	27,982,524	7,852,415	2,393,539	12,141,649
Income from securities lending	--	--	--	--
Foreign dividend taxes withheld	--	--	--	--

Total investment income	28,119,240	8,097,794	2,475,741	12,149,183

Expenses:
Investment adviser fees	3,087,796	939,137	283,507	1,542,707
Administration fees	1,565,933	419,288	126,811	1,032,251
Custodian fees	304,171	81,394	24,571	200,556
Transfer and dividend disbursing agent fees and expenses	348,631	84,466	26,826	228,452
Trustees’ fees	75,723	18,691	5,648	47,099
Auditing fees	148,529	38,518	16,128	77,438
Legal fees	41,474	9,717	3,522	28,823
Financial administration fees	520,986	133,845	46,634	318,334
Distribution services fee--Investment A Shares	1,014,377	291,390	35,253	296,549
Distribution services fee--Investment B Shares	1,207	--	--	--
Shareholder services fee--Trust Shares	1,769,009	491,226	201,003	1,631,848
Shareholder services fee--Investment A Shares	1,014,377	291,390	35,253	296,528
Shareholder services fee--Investment B Shares	402	--	--	--
Share registration costs	41,516	27,801	27,984	31,868
Printing and postage	80,826	21,999	6,528	56,190
Insurance premiums	42,224	6,382	5,613	26,682
Compliance service fees	38,589	9,464	2,569	25,369
Other	134,227	35,754	15,650	110,554

Total expenses	10,229,997	2,900,462	863,500	5,951,248

Investment advisory fees waived	--	--	--	(328,729)
Distribution fees waived	(9)	--	--	(21,864)
Shareholder services fees waived	(14,127)	--	--	(320,235)

Net expenses	10,215,861	2,900,462	863,500	5,280,420

Net investment income (loss)	17,903,379	5,197,332	1,612,241	6,868,763

Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	7,624	(3,905)	(61,699)	41,991
Net realized gain on option transactions	--	--	--	--
Net realized loss on foreign currency transactions	--	--	--	--

Net realized gain on investments, options and translation of assets and liabilities in foreign currency	7,624	(3,905)	(61,699)	41,991

Net realized gain distributions from investment company shares	--	4,356	1,156	--

Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	--	--	--	--

Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	7,624	451	(60,543)	41,991

Change in net assets resulting from operations	$17,911,003	$5,197,783	$1,551,698	$6,910,754

Huntington Dividend Capture Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington International Equity Fund	Huntington Macro 100 Fund	Huntington Mid Corp America Fund

$5,719,268	$2,332,020	$4,936,149	$9,159,686	$581,549	$1,706,534
23,995	162,483	23,931	--	7,102	93,883
--	--	--	220,840	--	--
169,567	106,322	119,972	--	1,091	125,951
--	--	--	(551,950)	--	--

5,912,830	2,600,825	5,080,052	8,828,576	589,742	1,926,368

758,381	1,198,841	811,542	3,004,655	181,896	1,027,338
135,095	267,026	180,643	401,839	32,345	183,092
26,291	51,951	35,168	116,161	6,306	35,615
23,865	59,237	36,977	96,884	8,182	39,229
6,734	13,202	8,587	24,593	1,660	9,113
10,958	29,094	15,600	36,549	3,911	19,498
3,158	7,240	4,726	11,653	995	4,835
62,320	112,848	84,064	180,070	37,721	85,892
20,601	19,607	11,707	24,238	3,892	10,755
91,305	33,380	37,993	22,225	10,255	47,413
201,757	468,785	313,772	719,517	53,322	315,887
20,601	19,607	11,707	24,238	3,892	10,755
30,435	11,127	12,664	7,408	3,418	15,804
30,234	19,836	30,171	35,905	32,013	26,308
4,698	17,094	2,400	15,083	923	4,094
7,057	11,058	11,496	15,180	6,793	8,966
3,826	7,556	5,177	11,092	991	5,115
3,067	4,599	3,670	6,614	2,669	3,340

1,440,383	2,352,088	1,618,064	4,753,904	391,184	1,853,049

--	--	--	--	--	--
--	--	--	--	--	--
--	--	--	--	--	--

1,440,383	2,352,088	1,618,064	4,753,904	391,184	1,853,049

4,472,447	248,737	3,461,988	4,074,672	198,558	73,319

(22,398,295)	(19,608,016)	(11,164,972)	6,280,371	(6,933,042)	(430,970)
31,132	202,074	360,940	--	90,789	--
--	--	--	(2,021,890)	--	--

(22,367,163)	(19,405,942)	(10,804,032)	4,258,481	(6,842,253)	(430,970)

--	--	--	964,464	--	--

(14,510,163)	(68,639,378)	(55,954,573)	(162,494,820)	(3,472,801)	(58,877,996)

(36,877,326)	(88,045,320)	(66,758,605)	(157,271,875)	(10,315,054)	(59,308,966)

$(32,404,879)	$(87,796,583)	$(63,296,617)	$(153,197,203)	$(10,116,496)	$(59,235,647)

Statements of Operations (Continued)

Year Ended December 31, 2008

	Huntington New Economy Fund	Huntington Real Strategies Fund	Huntington Rotating Markets Fund	Huntington Situs Fund	Huntington Technical Opportunities Fund(1)

Investment Income:
Dividend income	$623,559	$982,616	$789,441	$1,291,515	$62,610
Dividend income from affiliated securities	120,674	153,832	37,270	88,042	6,228
Interest income	11,053	13,521	--	2,717	--
Income from securities lending	155,590	64,010	110,680	347,823	2,235
Foreign dividend taxes withheld	--	--	--	(13,788)	--

Total investment income	910,876	1,213,979	937,391	1,716,309	71,073

Expenses:
Investment adviser fees	731,237	450,933	230,339	920,310	34,814
Administration fees	114,847	80,614	61,567	164,171	6,249
Custodian fees	22,368	15,633	11,978	34,971	1,207
Transfer and dividend disbursing agent fees and expenses	21,417	19,660	11,526	33,910	1,478
Trustees’ fees	5,901	3,963	3,060	8,106	266
Auditing fees	9,288	9,469	5,579	16,882	995
Legal fees	3,633	2,998	2,286	5,312	2,130
Financial administration fees	62,182	49,991	44,851	91,035	16,041
Distribution services fee--Investment A Shares	15,808	2,273	7,684	41,216	78
Distribution services fee--Investment B Shares	24,203	1,499	413	27,676	7
Shareholder services fee--Trust Shares	191,194	147,539	107,348	256,329	11,524
Shareholder services fee--Investment A Shares	15,808	2,273	7,684	41,216	78
Shareholder services fee--Investment B Shares	8,068	500	138	9,225	3
Share registration costs	31,756	34,376	45,204	39,361	39,670
Printing and postage	5,851	3,790	3,902	8,406	353
Insurance premiums	7,744	3,551	5,722	6,760	2,514
Compliance service fees	3,487	2,074	1,738	4,428	127
Other	2,498	820	1,918	3,857	2,040

Total expenses	1,277,290	831,956	552,937	1,713,171	119,574

Net investment income (loss)	(366,414)	382,023	384,454	3,138	(48,501)

Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	(16,228,226)	(10,166,667)	(5,850,596)	2,215,940	(2,201,309)
Net realized gain on option transactions	628,515	764,520	--	157,000	592
Net realized gain (loss) on foreign currency transactions	--	1,586	--	(24,349)	--

Net realized gain (loss) on investments, options and translation of assets and liabilities in foreign currency transactions	(15,599,711)	(9,400,561)	(5,850,596)	2,348,591	(2,200,717)

Net realized gain distributions from investment company shares	--	--	--	--	34,672

Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(42,800,789)	(38,531,806)	(17,693,481)	(61,414,272)	(759,476)

Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(58,400,500)	(47,932,367)	(23,544,077)	(59,065,681)	(2,925,521)

Change in net assets resulting from operations	$(58,766,914)	$(47,550,344)	$(23,159,623)	$(59,062,543)	$(2,974,022)

(1) Reflects operations for the period from May 1, 2008 (date of commencement of operations) to December 31, 2008.

Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Michigan Tax-Free Fund	Huntington Mortgage Securities Fund	Huntington Ohio Tax-Free Fund	Huntington Short/Intermediate Fixed Income Securities Fund

$261,103	$--	$4,281	$262,285	$6,826	$--
104,320	47,492	--	39,192	--	57,397
9,037,272	5,557,260	435,856	3,968,983	1,425,015	3,681,957
151,524	73,083	--	10,641	--	18,103
--	--	--	--	--	--

9,554,219	5,677,835	440,137	4,281,101	1,431,841	3,757,457

935,518	578,366	58,098	435,141	181,271	409,360
250,476	154,840	15,523	117,112	48,517	109,565
48,648	30,076	3,021	22,628	9,426	21,287
55,275	17,731	1,176	14,236	6,534	20,627
11,896	7,106	662	5,406	2,123	5,158
25,656	13,491	1,602	10,175	5,292	9,498
5,723	2,640	353	2,732	1,288	3,363
118,566	82,592	32,968	72,306	52,332	56,260
6,408	3,816	8,864	7,804	3,658	1,461
17,958	3,952	2,853	4,750	8,117	--
455,365	284,050	19,234	208,183	84,272	203,219
6,408	3,816	8,864	7,804	3,658	1,461
5,986	1,317	951	1,583	2,706	--
30,155	36,096	33,558	36,836	33,014	24,363
5,252	8,679	--	6,530	648	3,982
11,217	8,841	8,075	8,102	7,021	9,236
6,227	3,835	411	2,901	1,230	2,768
5,065	3,572	1,200	6,381	2,031	2,577

2,001,799	1,244,816	197,413	970,610	453,138	884,185

7,552,420	4,433,019	242,724	3,310,491	978,703	2,873,272

1,395,113	207,055	(12,798)	(227,541)	19,714	(856,744)
--	--	--	--	--	--
--	--	--	--	--	--

1,395,113	207,055	(12,798)	(227,541)	19,714	(856,744)

--	--	144	--	--	--

456,662	4,201,985	(197,711)	(1,025,525)	(310,542)	(1,700,934)

1,851,775	4,409,040	(210,365)	(1,253,066)	(290,828)	(2,557,678)

$9,404,195	$8,842,059	$32,359	$2,057,425	$687,875	$315,594

Statements of Changes in Net Assets

	Huntington Money Market Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets:
Operations--
Net investment income	$17,903,379	$42,857,867
Net realized gain (loss) on investments	7,624	(106)

Change in net assets resulting from operations	17,911,003	42,857,761

Distributions to Shareholders--
From and/or in excess of net investment income:
Trust Shares	(10,822,204)	(22,803,976)
Investment A Shares	(6,005,454)	(18,134,649)
Investment B Shares	(1,216)	(2,996)
Interfund Shares	(1,074,505)	(1,916,246)
From net realized gain on investments:
Trust Shares	--	--
Investment A Shares	--	--

Change in net assets resulting from distributions to shareholders	(17,903,379)	(42,857,867)

Change in net assets resulting from capital transactions	(106,762,664)	274,163,687

Change in net assets	(106,755,040)	274,163,581
Net Assets:
Beginning of period	1,221,776,082	947,612,501

End of period	$1,115,021,042	$1,221,776,082

Accumulated net investment income included in net assets at end of period	$--	$--

Capital Transactions:
Trust Shares
Shares sold	$1,201,252,018	$1,215,873,615
Dividends reinvested	87,255	139,480
Shares redeemed	(1,054,962,085)	(1,083,403,989)

Total Trust Shares	146,377,188	132,609,106

Investment A Shares
Shares sold	723,069,116	975,492,415
Dividends reinvested	2,551,138	5,933,534
Shares redeemed	(954,619,192)	(859,609,346)

Total Investment A Shares	(228,998,938)	121,816,603

Investment B Shares
Shares sold	589,841	74,619
Dividends reinvested	1,181	2,954
Shares redeemed	(285,475)	(83,987)

Total Investment B Shares	305,547	(6,414)

Interfund Shares
Shares sold	280,714,885	320,487,982
Dividends reinvested	3	9
Shares redeemed	(305,161,349)	(300,743,599)

Total Interfund Shares	(24,446,461)	19,744,392

Net change resulting from capital transactions	$(106,762,664)	$274,163,687

Share Transactions:
Trust Shares
Shares sold	1,201,251,671	1,215,873,614
Dividends reinvested	87,255	139,480
Shares redeemed	(1,054,961,049)	(1,083,403,989)

Total Trust Shares	146,377,877	132,609,105

Investment A Shares
Shares sold	723,069,112	975,492,415
Dividends reinvested	2,551,138	5,933,534
Shares redeemed	(954,619,192)	(859,609,346)

Total Investment A Shares	(228,998,942)	121,816,603

Investment B Shares
Shares sold	589,568	74,619
Dividends reinvested	1,181	2,954
Shares redeemed	(285,475)	(83,987)

Total Investment B Shares	305,274	(6,414)

Interfund Shares
Shares sold	280,714,885	320,487,982
Dividends reinvested	3	9
Shares redeemed	(305,161,349)	(300,743,599)

Total Interfund Shares	(24,446,461)	19,744,392

Net change resulting from share transactions	(106,762,252)	274,163,686

Huntington Ohio Municipal Money Market Fund		Huntington Tax-Free Money Market Fund		Huntington U.S. Treasury Money Market Fund
Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

5,197,332	5,745,472	1,612,241	1,138,470	6,868,763	29,455,323
451	(10,883)	(60,543)	(1,434)	41,991	42,627

5,197,783	5,734,589	1,551,698	1,137,036	6,910,754	29,497,950

(3,406,510)	(2,940,974)	(1,403,313)	(896,175)	(6,099,041)	(25,882,910)
(1,790,822)	(2,804,498)	(208,935)	(242,290)	(798,553)	(3,574,348)
--	--	--	--	--	--
--	--	--	--	--	--

--	--	--	--	--	(1,832)
--	--	--	--	--	(283)

(5,197,332)	(5,745,472)	(1,612,248)	(1,138,465)	(6,897,594)	(29,459,373)

97,323,643	117,900,018	128,716,404	15,106,744	(150,850,784)	255,872,984

97,324,094	117,889,135	128,655,854	15,105,315	(150,837,624)	255,911,561

321,760,007	203,870,872	54,671,369	39,566,054	860,372,374	604,460,813

$419,084,101	$321,760,007	$183,327,223	$54,671,369	$709,534,750	$860,372,374

$--	$--	$--	$7	$41,992	$28,832

$414,870,090	$361,746,202	$293,226,204	$131,681,189	$1,916,813,807	$2,456,935,503
5,991	5,837	--	--	--	1,453
(302,026,723)	(257,338,484)	(196,897,520)	(108,456,168)	(2,091,104,532)	(2,236,026,697)

112,849,358	104,413,555	96,328,684	23,225,021	(174,290,725)	220,910,259

240,620,402	259,381,528	87,128,715	15,831,101	443,448,872	299,288,131
170,559	179,866	26,113	5,660	316,627	1,479,356
(256,316,676)	(246,074,931)	(54,767,108)	(23,955,038)	(420,325,558)	(265,804,762)

(15,525,715)	13,486,463	32,387,720	(8,118,277)	23,439,941	34,962,725

--	--	--	--	--	--
--	--	--	--	--	--
--	--	--	--	--	--

--	--	--	--	--	--

--	--	--	--	--	--
--	--	--	--	--	--

--	--	--	--	--	--

$97,323,643	$117,900,018	$128,716,404	$15,106,744	$(150,850,784)	$255,872,984

414,870,090	361,746,203	293,226,204	131,681,189	1,916,813,807	2,456,935,503
5,991	5,837	--	--	--	1,453
(302,026,723)	(257,338,484)	(196,897,520)	(108,456,168)	(2,091,104,532)	(2,236,026,697)

112,849,358	104,413,556	96,328,684	23,225,021	(174,290,725)	220,910,259

240,620,402	259,381,529	87,128,715	15,831,101	443,448,876	299,288,131
170,559	179,866	26,113	5,660	316,627	1,479,356
(256,316,676)	(246,074,931)	(54,767,108)	(23,955,038)	(420,325,558)	(265,804,762)

(15,525,715)	13,486,464	32,387,720	(8,118,277)	23,439,945	34,962,725

--	--	--	--	--	--
--	--	--	--	--	--
--	--	--	--	--	--

--	--	--	--	--	--

--	--	--	--	--
--	--	--	--	--	--
--	--	--	--	--	--

--	--	--	--	--	--

97,323,643	117,900,020	128,716,404	15,106,744	(150,850,780)	255,872,984

Statements of Changes in Net Assets (Continued)

	Huntington Dividend Capture Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$4,472,447	$4,541,878
Net realized gain (loss) on investments, options and foreign currency transactions	(22,367,163)	6,787,339
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(14,510,163)	(20,834,192)

Change in net assets resulting from operations	(32,404,879)	(9,504,975)

Distributions to Shareholders--
From and/or in excess of net investment income:
Trust Shares	(3,620,113)	(3,845,510)
Investment A Shares	(341,954)	(374,681)
Investment B Shares	(462,780)	(477,124)
From net realized gain on investments:
Trust Shares	(1,107,394)	(5,626,922)
Investment A Shares	(113,816)	(601,981)
Investment B Shares	(167,364)	(895,778)
From return of capital:
Trust Shares	(270,139)	--
Investment A Shares	(27,222)	--
Investment B Shares	(40,568)	--

Change in net assets resulting from distributions to shareholders	(6,151,350)	(11,821,996)

Change in net assets resulting from capital transactions	(7,344,656)	(2,153,587)

Change in net assets	(45,900,885)	(23,480,558)
Net Assets:
Beginning of period	119,178,670	142,659,228

End of period	$73,277,785	$119,178,670

Accumulated net investment income (loss) included in net assets at end of period	$--	$67,795

Capital Transactions:
Trust Shares
Shares sold	$13,025,486	$12,645,210
Dividends reinvested	2,817,642	5,316,837
Shares redeemed	(18,712,630)	(19,619,233)

Total Trust Shares	(2,869,502)	(1,657,186)

Investment A Shares
Shares sold	822,113	2,543,045
Dividends reinvested	430,348	884,375
Shares redeemed	(3,436,066)	(2,751,019)

Total Investment A Shares	(2,183,605)	676,401

Investment B Shares
Shares sold	324,546	987,021
Dividends reinvested	622,157	1,276,884
Shares redeemed	(3,238,252)	(3,436,707)

Total Investment B Shares	(2,291,549)	(1,172,802)

Net change resulting from capital transactions	$(7,344,656)	$(2,153,587)

Share Transactions:
Trust Shares
Shares sold	1,540,904	1,107,700
Dividends reinvested	330,737	497,995
Shares redeemed	(2,198,127)	(1,776,040)

Total Trust Shares	(326,486)	(170,345)

Investment A Shares
Shares sold	89,559	221,646
Dividends reinvested	49,795	83,108
Shares redeemed	(411,872)	(245,129)

Total Investment A Shares	(272,518)	59,625

Investment B Shares
Shares sold	34,809	86,060
Dividends reinvested	72,655	120,484
Shares redeemed	(396,457)	(306,485)

Total Investment B Shares	(288,993)	(99,941)

Net change resulting from share transactions	(887,997)	(210,661)

Huntington Growth Fund		Huntington Income Equity Fund		Huntington International Equity Fund		Huntington Macro 100 Fund
Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

$248,737	$734,131	$3,461,988	$3,364,811	$4,074,672	$1,844,209	$198,558	$(12,653)
(19,405,942)	66,273,408	(10,804,032)	28,989,906	5,222,945	23,084,674	(6,842,253)	2,533,580
(68,639,378)	(30,777,785)	(55,954,573)	(28,528,722)	(162,494,820)	24,827,368	(3,472,801)	(3,712,846)

(87,796,583)	36,229,754	(63,296,617)	3,825,995	(153,197,203)	49,756,251	(10,116,496)	(1,191,919)

(235,838)	(714,986)	(3,222,687)	(3,118,446)	(3,055,792)	(3,169,290)	(184,750)	--
(593)	(9,994)	(106,946)	(96,393)	(88,273)	(82,744)	(10,101)	--
(356)	--	(90,264)	(82,331)	(7,789)	(11,669)	(3,908)	--

(21,004,051)	(45,738,590)	(646,965)	(25,898,555)	(11,077,117)	(22,713,065)	--	(4,574,886)
(896,783)	(1,854,057)	(24,423)	(948,817)	(379,752)	(738,626)	--	(364,934)
(536,665)	(1,134,589)	(27,086)	(1,082,454)	(111,529)	(242,245)	--	(265,151)

--	--	(155,689)	--	--	--	--	--
--	--	(5,775)	--	--	--	--	--
--	--	(6,249)	--	--	--	--	--

(22,674,286)	(49,452,216)	(4,286,084)	(31,226,996)	(14,720,252)	(26,957,639)	(198,759)	(5,204,971)

5,285,735	18,576,840	(8,227,023)	(752,776)	28,971,322	40,693,779	(10,980,932)	(4,840,766)

(105,185,134)	5,354,378	(75,809,724)	(28,153,777)	(138,946,133)	63,492,391	(21,296,187)	(11,237,656)

243,344,645	237,990,267	171,978,073	200,131,850	338,880,517	275,388,126	36,785,844	48,023,500

$138,159,511	$243,344,645	$96,168,349	$171,978,073	$199,934,384	$338,880,517	$15,489,657	$36,785,844

$23,489	$11,539	$111,132	$88,209	$(1,099,071)	$--	$--	$--

$37,283,027	$29,066,859	$21,113,133	$17,158,979	$76,956,170	$64,139,781	$3,896,869	$7,252,601
11,252,389	23,045,821	2,034,243	13,971,219	5,435,584	10,732,225	84,631	2,766,828
(43,231,981)	(34,932,400)	(29,123,535)	(33,029,395)	(54,412,806)	(39,231,007)	(13,701,562)	(14,883,528)

5,303,435	17,180,280	(5,976,159)	(1,899,197)	27,978,948	35,640,999	(9,720,062)	(4,864,099)

1,065,982	1,391,067	614,774	1,422,839	2,935,492	4,674,374	75,020	760,956
852,669	1,758,864	133,375	1,009,311	444,617	760,357	9,828	355,119
(1,763,070)	(2,168,136)	(1,521,344)	(1,288,277)	(2,270,550)	(1,383,896)	(1,014,869)	(1,239,046)

155,581	981,795	(773,195)	1,143,873	1,109,559	4,050,835	(930,021)	(122,971)

340,443	315,636	146,538	467,805	552,142	1,060,742	34,996	286,618
531,916	1,122,422	120,597	1,131,959	116,032	246,138	3,883	257,456
(1,045,640)	(1,023,293)	(1,744,804)	(1,597,216)	(785,359)	(304,935)	(369,728)	(397,770)

(173,281)	414,765	(1,477,669)	2,548	(117,185)	1,001,945	(330,849)	146,304

$5,285,735	$18,576,840	$(8,227,023)	$(752,776)	$28,971,322	$40,693,779	$(10,980,932)	$(4,840,766)

1,344,332	757,415	1,022,324	546,485	6,146,990	4,380,463	493,905	624,332
367,163	664,116	97,577	523,336	560,905	727,338	13,203	258,384
(1,640,969)	(901,655)	(1,421,737)	(1,053,169)	(5,047,709)	(2,649,953)	(1,642,461)	(1,280,686)

70,526	519,876	(301,836)	16,652	1,660,186	2,457,848	(1,135,353)	(397,970)

37,187	36,184	27,467	43,955	245,219	318,478	8,951	66,066
28,300	51,798	6,359	37,900	46,613	51,964	1,548	33,588
(65,386)	(57,021)	(69,552)	(39,976)	(190,780)	(92,750)	(118,824)	(107,166)

101	30,961	(35,726)	41,879	101,052	277,692	(108,325)	(7,512)

13,505	8,653	7,174	14,809	43,535	74,016	4,308	24,797
18,866	35,003	5,737	42,950	11,951	17,260	622	24,797
(42,448)	(27,976)	(84,658)	(49,868)	(70,081)	(20,913)	(45,061)	(35,431)

(10,077)	15,680	(71,747)	7,891	(14,595)	70,363	(40,131)	14,163

60,550	566,517	(409,309)	66,422	1,746,643	2,805,903	(1,283,809)	(391,319)

Statements of Changes in Net Assets (Continued)

	Huntington Mid Corp America Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$73,319	$(150,664)
Net realized gain (loss) on investments, options and foreign currency transactions	(430,970)	15,960,372
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(58,877,996)	(3,173,454)

Change in net assets resulting from operations	(59,235,647)	12,636,254

Distributions to Shareholders--
From and/or in excess of net investment income:
Trust Shares	(73,319)	(3,689)
Investment A Shares	--	--
Investment B Shares	--	--
From net realized gain on investments:
Trust Shares	(3,730,705)	(12,092,587)
Investment A Shares	(130,406)	(417,016)
Investment B Shares	(198,637)	(663,861)
From return of capital:
Trust Shares	(27,537)	--
Investment A Shares	--	--
Investment B Shares	--	--

Change in net assets resulting from distributions to shareholders	(4,160,604)	(13,177,153)

Change in net assets resulting from capital transactions	(4,367,196)	(1,276,221)

Change in net assets	(67,763,447)	(1,817,120)
Net Assets:
Beginning of period	162,457,469	164,274,589

End of period	$94,694,022	$162,457,469

Accumulated net investment income (loss) included in net assets at end of period	$--	$--

Capital Transactions:
Trust Shares
Shares sold	$19,345,865	$14,916,593
Dividends reinvested	1,456,481	4,505,940
Shares redeemed	(23,701,014)	(20,650,941)

Total Trust Shares	(2,898,668)	(1,228,408)

Investment A Shares
Shares sold	658,216	1,664,618
Dividends reinvested	119,824	377,545
Shares redeemed	(1,182,750)	(1,746,548)

Total Investment A Shares	(404,710)	295,615

Investment B Shares
Shares sold	156,681	657,459
Dividends reinvested	192,711	643,094
Shares redeemed	(1,413,210)	(1,643,981)

Total Investment B Shares	(1,063,818)	(343,428)

Net change resulting from capital transactions	$(4,367,196)	$(1,276,221)

Share Transactions:
Trust Shares
Shares sold	1,448,368	855,934
Dividends reinvested	90,840	279,811
Shares redeemed	(1,844,766)	(1,171,378)

Total Trust Shares	(305,558)	(35,633)

Investment A Shares
Shares sold	47,750	97,171
Dividends reinvested	7,503	23,890
Shares redeemed	(87,107)	(101,744)

Total Investment A Shares	(31,854)	19,317

Investment B Shares
Shares sold	11,587	39,608
Dividends reinvested	12,546	42,114
Shares redeemed	(114,251)	(98,302)

Total Investment B Shares	(90,118)	(16,580)

Net change resulting from share transactions	(427,530)	(32,896)

(1) Reflects operations for the period from May 1, 2007 (date of commencement of operations) to December 31, 2007.

(2) Reflects operations for the period from May 1, 2007 (date of commencement of operations) to December 31, 2007 for Investment B Shares.

Huntington New Economy Fund		Huntington Real Strategies Fund		Huntington Rotating Markets Fund		Huntington Situs Fund
Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Period Ended December 31, 2007(1)	Year Ended December 31, 2008	Year Ended December 31, 2007(2)	Year Ended December 31, 2008	Year Ended December 31, 2007

$(366,414)	$114,811	$382,023	$476,471	$384,454	$589,630	$3,138	$(153,088)
(15,599,711)	21,967,014	(9,400,561)	518,008	(5,850,596)	3,521,645	2,348,591	12,208,713
(42,800,789)	(8,682,316)	(38,531,806)	2,402,417	(17,693,481)	399,001	(61,414,272)	(1,452,805)

(58,766,914)	13,399,509	(47,550,344)	3,396,896	(23,159,623)	4,510,276	(59,062,543)	10,602,820

--	(88,760)	(363,923)	(454,469)	(363,413)	(560,885)	--	--
--	--	(2,763)	(6,511)	(18,153)	(30,015)	--	--
--	--	(245)	(1,246)	(277)	(422)	--	--

--	(20,024,012)	--	(527,649)	(746,359)	(2,594,182)	(3,105,405)	(10,586,789)
--	(1,609,957)	--	(8,301)	(52,538)	(190,912)	(483,709)	(1,512,571)
--	(849,476)	--	(1,844)	(915)	(1,237)	(106,265)	(449,764)

(39,001)	--	(196,986)	--	--	--	--	--
(3,194)	--	(1,826)	--	--	--	--	--
(1,722)	--	(143)	--	--	--	--	--

(43,917)	(22,572,205)	(565,886)	(1,000,020)	(1,181,655)	(3,377,653)	(3,695,379)	(12,549,124)

(21,399,380)	18,819,906	38,495,135	42,983,607	(2,617,255)	7,666,057	26,796,147	25,850,415

(80,210,211)	9,647,210	(9,621,095)	45,380,483	(26,958,533)	8,798,680	(35,961,775)	23,904,111

120,270,737	110,623,527	45,380,483	--	57,396,954	48,598,274	128,519,900	104,615,789

$40,060,526	$120,270,737	$35,759,388	$45,380,483	$30,438,421	$57,396,954	$92,558,125	$128,519,900

$--	$(153,434)	$30,923	$14,245	$2,611	$--	$16,043	$(3,313)

$11,123,672	$19,444,737	$55,781,307	$43,113,412	$5,370,578	$16,153,977	$51,251,372	$29,240,142
24,772	12,139,367	189,316	420,923	628,452	1,808,461	1,492,800	5,750,722
(30,721,388)	(14,368,310)	(18,173,005)	(1,374,571)	(8,310,763)	(10,729,144)	(30,365,358)	(14,299,190)

(19,572,944)	17,215,794	37,797,618	42,159,764	(2,311,733)	7,233,294	22,378,814	20,691,674

1,015,065	3,822,742	772,962	677,632	379,928	4,375,286	9,453,956	12,345,558
3,166	1,591,114	4,179	14,560	68,763	216,060	476,278	1,478,963
(2,327,310)	(4,472,209)	(220,302)	(15,437)	(793,137)	(4,200,021)	(5,329,117)	(9,582,813)

(1,309,079)	941,647	556,839	676,755	(344,446)	391,325	4,601,117	4,241,708

161,300	582,151	197,046	144,022	100,016	39,779	508,610	987,622
(300)	823,686	388	3,090	1,192	1,659	101,954	432,590
(678,357)	(743,372)	(56,756)	(24)	(62,284)	--	(794,348)	(503,179)

(517,357)	662,465	140,678	147,088	38,924	41,438	(183,784)	917,033

$(21,399,380)	$18,819,906	$38,495,135	$42,983,607	$(2,617,255)	$7,666,057	$26,796,147	$25,850,415

989,563	1,136,656	5,866,270	4,218,280	494,992	1,122,533	3,059,078	1,340,350
1,785	847,093	38,513	39,753	60,612	134,108	117,503	290,569
(3,019,062)	(829,617)	(2,870,497)	(130,070)	(801,721)	(731,962)	(1,934,373)	(644,422)

(2,027,714)	1,154,132	3,034,286	4,127,963	(246,117)	524,679	1,242,208	986,497

87,986	230,441	79,420	65,682	32,714	314,425	551,968	582,536
233	113,303	844	1,378	6,409	16,183	38,250	75,853
(205,382)	(268,876)	(41,187)	(1,513)	(73,137)	(296,324)	(330,095)	(450,351)

(117,163)	74,868	39,077	65,547	(34,014)	34,284	260,123	208,038

17,256	35,246	20,400	13,794	11,397	2,831	31,061	47,021
(18)	61,473	75	294	111	125	8,466	22,893
(67,838)	(45,352)	(7,023)	(2)	(8,051)	--	(50,890)	(23,714)

(50,600)	51,367	13,452	14,086	3,457	2,956	(11,363)	46,200

(2,195,477)	1,280,367	3,086,815	4,207,596	(276,674)	561,919	1,490,968	1,240,735

Statements of Changes in Net Assets (Continued)

	Huntington Technical Opportunities Fund	Huntington Fixed Income Securities Fund
	Period Ended December 31, 2008(1)	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$(48,501)	$7,552,420	$7,526,620
Net realized gain (loss) on investments, options and foreign currency transactions	(2,166,045)	1,395,113	(216,381)
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(759,476)	456,662	3,669,032

Change in net assets resulting from operations	(2,974,022)	9,404,195	10,979,271

Distributions to Shareholders--
From and/or in excess of net investment income:
Trust Shares	--	(7,402,521)	(7,374,203)
Investment A Shares	--	(97,790)	(69,321)
Investment B Shares	--	(79,608)	(86,379)
From net realized gain on investments:
Trust Shares	--	(410,201)	(32,535)
Investment A Shares	--	(5,763)	(300)
Investment B Shares	--	(4,955)	(481)
From return of capital:
Trust Shares	(29,461)	--	--
Investment A Shares	(289)	--	--
Investment B Shares	(34)	--	--

Change in net assets resulting from distributions to shareholders	(29,784)	(8,000,838)	(7,563,219)

Change in net assets resulting from capital transactions	9,240,947	(1,937,751)	7,039,862

Change in net assets	6,237,141	(534,394)	10,455,914
Net Assets:
Beginning of period	--	188,270,525	177,814,611

End of period	$6,237,141	$187,736,131	$188,270,525

Accumulated net investment income (loss) included in net assets at end of period	$--	$--	$(176)

Capital Transactions:
Trust Shares
Shares sold	$9,920,107	$38,811,296	$32,731,520
Dividends reinvested	18,085	3,692,955	3,372,289
Shares redeemed	(810,549)	(44,152,524)	(29,465,910)

Total Trust Shares	9,127,643	(1,648,273)	6,637,899

Investment A Shares
Shares sold	90,320	534,299	1,289,893
Dividends reinvested	282	76,042	60,624
Shares redeemed	(3)	(694,439)	(497,041)

Total Investment A Shares	90,599	(84,098)	853,476

Investment B Shares
Shares sold	28,281	414,484	132,524
Dividends reinvested	151	71,582	73,128
Shares redeemed	(5,727)	(691,446)	(657,165)

Total Investment B Shares	22,705	(205,380)	(451,513)

Net change resulting from capital transactions	$9,240,947	$(1,937,751)	$7,039,862

Share Transactions:
Trust Shares
Shares sold	1,025,707	1,843,080	1,574,395
Dividends reinvested	2,774	175,804	162,002
Shares redeemed	(96,817)	(2,106,994)	(1,418,925)

Total Trust Shares	931,664	(88,110)	317,472

Investment A Shares
Shares sold	10,069	25,299	61,450
Dividends reinvested	43	3,619	2,911
Shares redeemed	--(2)	(32,979)	(23,947)

Total Investment A Shares	10,112	(4,061)	40,414

Investment B Shares
Shares sold	4,310	19,590	6,337
Dividends reinvested	23	3,412	3,518
Shares redeemed	(861)	(33,298)	(31,735)

Total Investment B Shares	3,472	(10,296)	(21,880)

Net change resulting from share transactions	945,248	(102,467)	336,006

(1) Reflects operations for the period from May 1, 2008 (date of commencement of operations) to December 31, 2008.

(2) Rounds to less than 1.

Huntington Intermediate Government Income Fund		Huntington Michigan Tax-Free Fund		Huntington Mortgage Securities Fund		Huntington Ohio Tax-Free Fund		Huntington Short/Intermediate Fixed Income Securities Fund
Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

$4,433,019	$4,476,019	$242,724	$509,606	$3,310,491	$3,300,669	$978,703	$1,058,126	$2,873,272	$3,233,848
207,055	130,303	(12,654)	79,378	(227,541)	509,910	19,714	14,083	(856,744)	(225,695)
4,201,985	2,806,758	(197,711)	(146,173)	(1,025,525)	(921,771)	(310,542)	109,741	(1,700,934)	1,159,039

8,842,059	7,413,080	32,359	442,811	2,057,425	2,888,808	687,875	1,181,950	315,594	4,167,192

(4,377,408)	(4,421,015)	(168,189)	(415,088)	(3,157,619)	(3,425,524)	(920,706)	(995,116)	(2,854,228)	(3,212,172)
(55,208)	(60,276)	(68,960)	(98,923)	(109,180)	(84,574)	(36,414)	(38,995)	(19,076)	(21,505)
(16,309)	(13,182)	(5,575)	(9,104)	(18,586)	(22,171)	(21,553)	(24,015)	--	--

--	--	--	--	(68,557)	(238,552)	(49,452)	(13,290)	--	--
--	--	--	--	(2,479)	(8,960)	(2,103)	(649)	--	--
--	--	--	--	(536)	(1,916)	(1,485)	(430)	--	--

--	--	--	--	--	--	--	--	--	--
--	--	--	--	--	--	--	--	--	--
--	--	--	--	--	--	--	--	--	--

(4,448,925)	(4,494,473)	(242,724)	(523,115)	(3,356,957)	(3,781,697)	(1,031,713)	(1,072,495)	(2,873,304)	(3,233,677)

(4,338,337)	3,912,434	(2,496,320)	(9,144,968)	25,117	131,987	(1,216,380)	(6,519,074)	(971,626)	(13,898,852)

54,797	6,831,041	(2,706,685)	(9,225,272)	(1,274,415)	(760,902)	(1,560,218)	(6,409,619)	(3,529,336)	(12,965,337)

117,159,389	110,328,348	12,810,233	22,035,505	87,590,154	88,351,056	36,932,179	43,341,798	83,214,430	96,179,767

$117,214,186	$117,159,389	$10,103,548	$12,810,233	$86,315,739	$87,590,154	$35,371,961	$36,932,179	$79,685,094	$83,214,430

$(7,482)	$(7,446)	$--	$--	$48,794	$--	$30	$(29)	$(919)	$(887)

$22,692,360	$131,406,962	$160,986	$1,503,294	$7,006,056	$7,572,024	$4,869,078	$3,611,413	$13,715,913	$4,109,990
2,189,802	1,951,639	29,088	38,480	1,638,054	1,814,279	69,008	64,745	1,230,439	1,365,302
(29,197,077)	(129,387,166)	(1,823,985)	(10,499,684)	(8,397,013)	(10,805,616)	(5,765,881)	(9,995,615)	(16,006,691)	(19,184,871)

(4,314,915)	3,971,435	(1,633,911)	(8,957,910)	247,097	(1,419,313)	(827,795)	(6,319,457)	(1,060,339)	(13,709,579)

270,276	303,551	128,098	359,441	278,703	1,989,658	187,506	203,068	278,970	208,061
50,514	54,934	62,363	84,925	86,949	77,671	35,720	34,280	17,369	19,183
(524,447)	(406,721)	(974,328)	(594,939)	(489,168)	(522,157)	(501,218)	(224,018)	(207,626)	(416,517)

(203,657)	(48,236)	(783,867)	(150,573)	(123,516)	1,545,172	(277,992)	13,330	88,713	(189,273)

304,033	29,747	6,555	59,545	65,912	100,683	187,327	380	--	--
16,260	13,148	5,528	9,101	18,856	23,085	19,054	22,251	--	--
(140,058)	(53,660)	(90,625)	(105,131)	(183,232)	(117,640)	(316,974)	(235,578)	--	--

180,235	(10,765)	(78,542)	(36,485)	(98,464)	6,128	(110,593)	(212,947)	--	--

$(4,338,337)	$3,912,434	$(2,496,320)	$(9,144,968)	$25,117	$131,987	$(1,216,380)	$(6,519,074)	$(971,626)	$(13,898,852)

2,155,907	12,872,926	15,503	142,916	786,150	840,727	234,475	173,755	713,615	212,965
207,644	189,588	2,798	3,670	184,622	202,276	3,343	3,117	64,124	70,613
(2,770,340)	(12,655,600)	(176,434)	(1,000,655)	(944,886)	(1,201,716)	(277,876)	(482,068)	(835,559)	(993,096)

(406,789)	406,914	(158,133)	(854,069)	25,886	(158,713)	(40,058)	(305,196)	(57,820)	(709,518)

25,507	29,569	12,175	34,160	31,036	232,749	9,291	9,773	14,309	10,801
4,791	5,339	5,999	8,098	9,747	8,621	1,730	1,650	906	993
(49,687)	(39,542)	(93,056)	(56,660)	(54,532)	(71,562)	(23,953)	(10,807)	(10,727)	(21,560)

(19,389)	(4,634)	(74,882)	(14,402)	(13,749)	169,808	(12,932)	616	4,488	(9,766)

28,799	2,866	623	5,686	7,338	11,137	8,964	14	--	--
1,542	1,278	532	868	2,120	2,570	923	1,072	--	--
(13,394)	(5,214)	(8,704)	(10,048)	(20,507)	(13,117)	(15,355)	(11,340)	--	--

16,947	(1,070)	(7,549)	(3,494)	(11,049)	590	(5,468)	(10,254)	--	--

(409,231)	401,210	(240,564)	(871,965)	1,088	11,685	(58,458)	(314,834)	(53,332)	(719,284)

Financial Highlights

Money Market Funds

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain on investments	Total from investment operations	Distributions from net investment income	Total distributions

HUNTINGTON MONEY MARKET FUND
Trust Shares
2004	$ 1.00	0.01	--	0.01	(0.01)	(0.01)
2005	$ 1.00	0.02	--	0.02	(0.02)	(0.02)
2006	$ 1.00	0.04	--(1)	0.04	(0.04)	(0.04)
2007	$ 1.00	0.04	--(1)	0.04	(0.04)	(0.04)
2008	$ 1.00	0.02	--(1)	0.02	(0.02)	(0.02)
Investment A Shares
2004	$ 1.00	--(1)	--	--(1)	--(1)	--(1)
2005	$ 1.00	0.02	--	0.02	(0.02)	(0.02)
2006	$ 1.00	0.04	--(1)	0.04	(0.04)	(0.04)
2007	$ 1.00	0.04	--(1)	0.04	(0.04)	(0.04)
2008	$ 1.00	0.01	--(1)	0.01	(0.01)	(0.01)
Investment B Shares
2004	$ 1.00	0.01	--	0.01	(0.01)	(0.01)
2005	$ 1.00	0.02	--	0.02	(0.02)	(0.02)
2006	$ 1.00	0.03	--(1)	0.03	(0.03)	(0.03)
2007	$ 1.00	0.04	--(1)	0.04	(0.04)	(0.04)
2008	$ 1.00	0.01	--(1)	0.01	(0.01)	(0.01)
Inter Fund Shares
2004	$ 1.00	0.01	--	0.01	(0.01)	(0.01)
2005	$ 1.00	0.03	--	0.03	(0.03)	(0.03)
2006	$ 1.00	0.04	--(1)	0.04	(0.04)	(0.04)
2007	$ 1.00	0.05	--(1)	0.05	(0.05)	(0.05)
2008	$ 1.00	0.02	--(1)	0.02	(0.02)	(0.02)
HUNTINGTON OHIO MUNICIPAL MONEY MARKET FUND
Trust Shares
2004	$ 1.00	--(1)	--	--(1)	--(1)	--(1)
2005	$ 1.00	0.02	--	0.02	(0.02)	(0.02)
2006	$ 1.00	0.03	--(1)	0.03	(0.03)	(0.03)
2007	$ 1.00	0.03	--(1)	0.03	(0.03)	(0.03)
2008	$ 1.00	0.02	--(1)	0.02	(0.02)	(0.02)
Investment A Shares
2004	$ 1.00	--(1)	--	--(1)	--(1)	--(1)
2005	$ 1.00	0.01	--	0.01	(0.01)	(0.01)
2006	$ 1.00	0.02	--(1)	0.02	(0.02)	(0.02)
2007	$ 1.00	0.03	--(1)	0.03	(0.03)	(0.03)
2008	$ 1.00	0.02	--(1)	0.02	(0.02)	(0.02)

(1) Amount is less than $0.005.

		Ratios to average net assets
Net Asset Value, end of period	Total return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)

$ 1.00	0.53%	0.83%	0.53%	0.83%	0.53%	$ 440,112
$ 1.00	2.39%	0.81%	2.39%	0.82%	2.38%	$ 537,134
$ 1.00	4.20%	0.82%	4.12%	0.82%	4.12%	$ 500,167
$ 1.00	4.37%	0.79%	4.27%	0.79%	4.27%	$ 632,776
$ 1.00	1.59%	0.80%	1.53%	0.80%	1.53%	$ 779,158

$ 1.00	0.39%	0.95%	0.38%	1.08%	0.25%	$ 217,570
$ 1.00	2.13%	1.06%	2.11%	1.07%	2.10%	$ 219,767
$ 1.00	3.94%	1.07%	3.92%	1.07%	3.92%	$ 406,510
$ 1.00	4.11%	1.04%	4.02%	1.04%	4.02%	$ 528,326
$ 1.00	1.34%	1.04%	1.48%	1.04%	1.48%	$ 299,329

$ 1.00	0.78%	0.58%	0.75%	1.58%	(0.25)%	$ 54
$ 1.00	2.38%	0.81%	2.39%	1.56%	1.64%	$ 58
$ 1.00	3.43%	1.57%	3.43%	1.57%	3.43%	$ 133
$ 1.00	3.60%	1.53%	3.49%	1.53%	3.49%	$ 127
$ 1.00	0.88%	1.44%	0.76%	1.56%	0.64%	$ 432

$ 1.00	0.78%	0.58%	0.82%	0.58%	0.82%	$ 30,004
$ 1.00	2.64%	0.56%	2.64%	0.57%	2.63%	$ 35,266
$ 1.00	4.46%	0.57%	4.36%	0.57%	4.36%	$ 40,803
$ 1.00	4.63%	0.54%	4.51%	0.54%	4.51%	$ 60,548
$ 1.00	1.85%	0.55%	1.91%	0.55%	1.91%	$ 36,102

$ 1.00	0.40%	0.86%	0.37%	0.86%	0.37%	$ 71,891
$ 1.00	1.60%	0.83%	1.60%	0.85%	1.58%	$ 84,799
$ 1.00	2.60%	0.85%	2.58%	0.85%	2.58%	$ 95,205
$ 1.00	2.83%	0.82%	2.78%	0.82%	2.78%	$ 199,613
$ 1.00	1.81%	0.83%	1.73%	0.83%	1.73%	$ 312,467

$ 1.00	0.29%	0.98%	0.27%	1.11%	0.14%	$ 105,247
$ 1.00	1.35%	1.08%	1.33%	1.10%	1.31%	$ 96,600
$ 1.00	2.35%	1.10%	2.33%	1.10%	2.33%	$ 108,666
$ 1.00	2.57%	1.07%	2.54%	1.07%	2.54%	$ 122,147
$ 1.00	1.56%	1.08%	1.54%	1.08%	1.54%	$ 106,617

Financial Highlights (Continued)

Money Market Funds (Continued)

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions

HUNTINGTON TAX-FREE MONEY MARKET FUND
Trust Shares
2004	$ 1.00	--(1)	--	--(1)	--(1)	--	--(1)
2005	$ 1.00	0.01	--	0.01	(0.01)	--	(0.01)
2006	$ 1.00	0.02	--(1)	0.02	(0.02)	--	(0.02)
2007	$ 1.00	0.03	--(1)	0.03	(0.03)	--	(0.03)
2008	$ 1.00	0.02	--(1)	0.02	(0.02)	--	(0.02)
Investment A Shares
2004	$ 1.00	--(1)	--	--(1)	--(1)	--	--(1)
2005	$ 1.00	0.01	--	0.01	(0.01)	--	(0.01)
2006	$ 1.00	0.02	--(1)	0.02	(0.02)	--	(0.02)
2007	$ 1.00	0.02	--(1)	0.02	(0.02)	--	(0.02)
2008	$ 1.00	0.02	--(1)	0.02	(0.02)	--	(0.02)
HUNTINGTON U.S. TREASURY MONEY MARKET FUND
Trust Shares
2004	$ 1.00	0.01	--	0.01	(0.01)	--	(0.01)
2005	$ 1.00	0.02	--	0.02	(0.02)	--	(0.02)
2006	$ 1.00	0.04	--(1)	0.04	(0.04)	--	(0.04)
2007	$ 1.00	0.04	--(1)	0.04	(0.04)	--(1)	(0.04)
2008	$ 1.00	0.01	--(1)	0.01	(0.01)	--	(0.01)
Investment A Shares
2004	$ 1.00	--(1)	--	--(1)	--(1)	--	--(1)
2005	$ 1.00	0.02	--	0.02	(0.02)	--	(0.02)
2006	$ 1.00	0.04	--(1)	0.04	(0.04)	--	(0.04)
2007	$ 1.00	0.04	--(1)	0.04	(0.04)	--(1)	(0.04)
2008	$ 1.00	0.01	--(1)	0.01	(0.01)	--	(0.01)

(1) Amount is less than $0.005.

		Ratios to average net assets
Net Asset Value, end of period	Total return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)

$ 1.00	0.32%	0.90%	0.34%	1.00%	0.24%	$ 19,247
$ 1.00	1.46%	0.92%	1.44%	0.96%	1.40%	$ 22,388
$ 1.00	2.48%	0.93%	2.46%	0.93%	2.46%	$ 25,361
$ 1.00	2.76%	0.88%	2.69%	0.88%	2.69%	$ 48,585
$ 1.00	1.86%	0.88%	1.75%	0.88%	1.75%	$ 144,861

$ 1.00	0.25%	0.97%	0.25%	1.25%	(0.03)%	$ 7,279
$ 1.00	1.21%	1.17%	1.17%	1.21%	1.13%	$ 11,916
$ 1.00	2.23%	1.18%	2.22%	1.18%	2.22%	$ 14,205
$ 1.00	2.51%	1.15%	2.48%	1.15%	2.48%	$ 6,086
$ 1.00	1.61%	1.13%	1.48%	1.13%	1.48%	$ 38,466

$ 1.00	0.51%	0.74%	0.49%	0.74%	0.49%	$ 402,817
$ 1.00	2.31%	0.74%	2.32%	0.74%	2.32%	$ 499,718
$ 1.00	4.12%	0.74%	4.06%	0.74%	4.06%	$ 536,387
$ 1.00	4.01%	0.72%	3.89%	0.72%	3.89%	$ 757,331
$ 1.00	0.93%	0.69%	0.93%	0.76%	0.86%	$ 583,050

$ 1.00	0.38%	0.97%	0.34%	0.99%	0.32%	$ 51,046
$ 1.00	2.05%	0.99%	2.09%	0.99%	2.09%	$ 85,671
$ 1.00	3.86%	0.99%	3.80%	0.99%	3.80%	$ 68,073
$ 1.00	3.75%	0.97%	3.61%	0.97%	3.61%	$ 103,041
$ 1.00	0.74%	0.83%	0.67%	0.98%	0.52%	$ 126,485

Financial Highlights (Continued)

Equity Funds

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions

HUNTINGTON DIVIDEND CAPTURE FUND
Trust Shares
2004	$ 11.11	0.48	0.98	1.46	(0.47)	(0.51)	--	(0.98)
2005	$ 11.59	0.46	(0.11)	0.35	(0.47)	(0.61)	--	(1.08)
2006	$ 10.86	0.39	1.32	1.71	(0.39)	(0.54)	--	(0.93)
2007	$ 11.64	0.38	(1.15)	(0.77)	(0.39)	(0.59)	--	(0.98)
2008	$ 9.89	0.40	(3.18)	(2.78)	(0.39)	(0.12)	(0.03)	(0.54)
Investment A Shares
2004	$ 11.11	0.48	0.94	1.42	(0.43)	(0.51)	--	(0.94)
2005	$ 11.59	0.42	(0.10)	0.32	(0.44)	(0.61)	--	(1.05)
2006	$ 10.86	0.36	1.32	1.68	(0.36)	(0.54)	--	(0.90)
2007	$ 11.63	0.35	(1.14)	(0.79)	(0.36)	(0.59)	--	(0.95)
2008	$ 9.89	0.38	(3.18)	(2.80)	(0.37)	(0.12)	(0.03)	(0.52)
Investment B Shares
2004	$ 11.10	0.39	0.97	1.36	(0.38)	(0.51)	--	(0.89)
2005	$ 11.57	0.37	(0.12)	0.25	(0.38)	(0.61)	--	(0.99)
2006	$ 10.83	0.30	1.32	1.62	(0.30)	(0.54)	--	(0.84)
2007	$ 11.61	0.30	(1.15)	(0.85)	(0.31)	(0.59)	--	(0.90)
2008	$ 9.89	0.33	(3.19)	(2.86)	(0.34)	(0.12)	(0.03)	(0.49)
HUNTINGTON GROWTH FUND
Trust Shares
2004	$ 38.96	0.10	2.88	2.98	(0.09)	(0.72)	--	(0.81)
2005	$ 41.13	0.04	0.64	0.68	(0.03)	(2.26)	--	(2.29)
2006	$ 39.52	0.09	3.10	3.19	(0.08)	(5.39)	--	(5.47)
2007	$ 37.24	0.12	5.57	5.69	(0.11)	(7.81)	--	(7.92)
2008	$ 35.01	0.05	(12.12)	(12.07)	(0.04)	(3.19)	--	(3.23)
Investment A Shares
2004	$ 38.58	(0.02)	2.86	2.84	--	(0.72)	--	(0.72)
2005	$ 40.70	(0.07)	0.64	0.57	--	(2.26)	--	(2.26)
2006	$ 39.01	(0.01)	3.05	3.04	--	(5.39)	--	(5.39)
2007	$ 36.66	0.03	5.47	5.50	(0.04)	(7.81)	--	(7.85)
2008	$ 34.31	(0.03)	(11.83)	(11.86)	--(4)	(3.19)	--	(3.19)
Investment B Shares
2004	$ 37.79	(0.19)	2.78	2.59	--	(0.72)	--	(0.72)
2005	$ 39.66	(0.26)	0.62	0.36	--	(2.26)	--	(2.26)
2006	$ 37.76	(0.19)	2.94	2.75	--	(5.39)	--	(5.39)
2007	$ 35.12	(0.13)	5.18	5.05	--	(7.81)	--	(7.81)
2008	$ 32.36	(0.16)	(11.05)	(11.21)	--(4)	(3.19)	--	(3.19)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(3) Portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversification have not changed (unaudited).

(4) Amount is less than $0.005.

		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$ 11.59	13.52%	1.36%	4.34%	1.36%	4.34%	$ 80,182	101%
$ 10.86	3.10%	1.31%	4.07%	1.32%	4.06%	$ 92,819	131%
$ 11.64	16.03%	1.31%	3.44%	1.31%	3.44%	$ 112,404	98%
$ 9.89	(6.91)%	1.30%	3.35%	1.30%	3.35%	$ 93,862	87%
$ 6.57	(29.26)%	1.31%	4.56%	1.31%	4.56%	$ 60,162	66%

$ 11.59	13.20%	1.62%	3.84%	1.62%	3.84%	$ 7,793	101%
$ 10.86	2.85%	1.56%	3.82%	1.58%	3.80%	$ 10,177	131%
$ 11.63	15.74%	1.56%	3.18%	1.56%	3.18%	$ 11,502	98%
$ 9.89	(7.14)%	1.55%	3.11%	1.55%	3.11%	$ 10,366	87%
$ 6.57	(29.41)%	1.56%	4.18%	1.56%	4.18%	$ 5,094	66%

$ 11.57	12.61%	2.11%	3.53%	2.11%	3.53%	$ 16,554	101%
$ 10.83	2.25%	2.06%	3.31%	2.08%	3.29%	$ 17,728	131%
$ 11.61	15.21%	2.06%	2.66%	2.06%	2.66%	$ 18,753	98%
$ 9.89	(7.62)%	2.05%	2.58%	2.05%	2.58%	$ 14,950	87%
$ 6.54	(29.80)%	2.06%	3.72%	2.06%	3.72%	$ 8,022	66%

$ 41.13	7.65%	1.16%	0.23%	1.16%	0.23%	$ 252,371	12%
$ 39.52	1.51%	1.14%	0.09%	1.15%	0.08%	$ 235,916	20%
$ 37.24	8.36%	1.15%	0.22%	1.15%	0.22%	$ 223,155	31%
$ 35.01	15.93%	1.13%	0.32%	1.13%	0.32%	$ 227,972	86%(3)
$ 19.71	(37.76)%	1.15%	0.15%	1.15%	0.15%	$ 129,745	83%

$ 40.70	7.36%	1.41%	(0.04)%	1.41%	(0.04)%	$ 11,317	12%
$ 39.01	1.26%	1.39%	(0.17)%	1.40%	(0.18)%	$ 10,598	20%
$ 36.66	8.11%	1.40%	(0.03)%	1.40%	(0.03)%	$ 9,209	31%
$ 34.31	15.62%	1.38%	0.07%	1.38%	0.07%	$ 9,680	86%(3)
$ 19.26	(37.92)%	1.40%	(0.11)%	1.40%	(0.11)%	$ 5,436	83%

$ 39.66	6.85%	1.91%	(0.51)%	1.91%	(0.51)%	$ 6,331	12%
$ 37.76	0.76%	1.89%	(0.66)%	1.90%	(0.67)%	$ 6,073	20%
$ 35.12	7.56%	1.90%	(0.53)%	1.90%	(0.53)%	$ 5,626	31%
$ 32.36	15.06%	1.88%	(0.43)%	1.88%	(0.43)%	$ 5,692	86%(3)
$ 17.96	(38.21)%	1.90%	(0.60)%	1.90%	(0.60)%	$ 2,978	83%

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions

HUNTINGTON INCOME EQUITY FUND
Trust Shares
2004	$ 32.58	0.59	3.37	3.96	(0.59)	(2.67)	--	(3.26)
2005	$ 33.28	0.65	0.36	1.01	(0.65)	(2.38)	--	(3.03)
2006	$ 31.26	0.57	2.94	3.51	(0.57)	(3.09)	--	(3.66)
2007	$ 31.11	0.55	--(3)	0.55	(0.54)	(4.66)	--	(5.20)
2008	$ 26.46	0.55	(10.54)	(9.99)	(0.54)	(0.11)	(0.03)	(0.68)
Investment A Shares
2004	$ 32.59	0.50	3.38	3.88	(0.51)	(2.67)	--	(3.18)
2005	$ 33.29	0.56	0.37	0.93	(0.57)	(2.38)	--	(2.95)
2006	$ 31.27	0.49	2.93	3.42	(0.49)	(3.09)	--	(3.58)
2007	$ 31.11	0.46	0.01	0.47	(0.46)	(4.66)	--	(5.12)
2008	$ 26.46	0.51	(10.54)	(10.03)	(0.49)	(0.11)	(0.03)	(0.63)
Investment B Shares
2004	$ 32.49	0.34	3.37	3.71	(0.35)	(2.67)	--	(3.02)
2005	$ 33.18	0.40	0.36	0.76	(0.41)	(2.38)	--	(2.79)
2006	$ 31.15	0.33	2.93	3.26	(0.34)	(3.09)	--	(3.43)
2007	$ 30.98	0.31	(0.01)	0.30	(0.33)	(4.66)	--	(4.99)
2008	$ 26.29	0.40	(10.48)	(10.08)	(0.38)	(0.11)	(0.03)	(0.52)
HUNTINGTON INTERNATIONAL EQUITY FUND
Trust Shares
2004	$ 8.93	0.04	1.75	1.79	(0.05)	--	--	(0.05)
2005	$ 10.67	0.06	1.49	1.55	(0.08)	(0.35)	--	(0.43)
2006	$ 11.79	0.09	3.10	3.19	(0.08)	(0.97)	--	(1.05)
2007	$ 13.93	0.13	2.20	2.33	(0.15)	(1.10)	--	(1.25)
2008	$ 15.01	0.17	(6.36)	(6.19)	(0.13)	(0.47)	--	(0.60)
Investment A Shares
2004	$ 8.89	--(3)	1.76	1.76	(0.01)	--	--	(0.01)
2005	$ 10.64	0.03	1.49	1.52	(0.07)	(0.35)	--	(0.42)
2006	$ 11.74	0.03	3.10	3.13	(0.06)	(0.97)	--	(1.03)
2007	$ 13.84	0.08	2.19	2.27	(0.11)	(1.10)	--	(1.21)
2008	$ 14.90	0.13	(6.29)	(6.16)	(0.11)	(0.47)	--	(0.58)
Investment B Shares
2004	$ 8.79	(0.02)	1.70	1.68	--	--	--	--
2005	$ 10.47	--(3)	1.44	1.44	(0.01)	(0.35)	--	(0.36)
2006	$ 11.55	(0.01)	3.01	3.00	(0.01)	(0.97)	--	(0.98)
2007	$ 13.57	0.03	2.13	2.16	(0.05)	(1.10)	--	(1.15)
2008	$ 14.58	0.07	(6.15)	(6.08)	(0.03)	(0.47)	--	(0.50)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(3) Amount is less than $0.005.

		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$ 33.28	13.16%	1.17%	1.83%	1.17%	1.83%	$ 205,577	35%
$ 31.26	3.04%	1.15%	1.98%	1.15%	1.98%	$ 193,906	33%
$ 31.11	11.36%	1.15%	1.79%	1.15%	1.79%	$ 185,816	43%
$ 26.46	1.90%	1.14%	1.72%	1.14%	1.72%	$ 158,501	90%
$ 15.79	(38.35)%	1.16%	2.60%	1.16%	2.60%	$ 89,815	88%

$ 33.29	12.88%	1.42%	1.59%	1.42%	1.59%	$ 5,226	35%
$ 31.27	2.80%	1.40%	1.72%	1.40%	1.72%	$ 6,197	33%
$ 31.11	11.05%	1.40%	1.53%	1.40%	1.53%	$ 6,139	43%
$ 26.46	1.65%	1.39%	1.48%	1.39%	1.48%	$ 6,330	90%
$ 15.80	(38.47)%	1.41%	2.34%	1.41%	2.34%	$ 3,214	88%

$ 33.18	12.33%	1.82%	1.00%	1.82%	1.00%	$ 8,257	35%
$ 31.15	2.28%	1.90%	1.22%	1.90%	1.22%	$ 8,447	33%
$ 30.98	10.52%	1.90%	1.04%	1.90%	1.04%	$ 8,176	43%
$ 26.29	1.11%	1.89%	0.97%	1.89%	0.97%	$ 7,146	90%
$ 15.69	(38.81)%	1.91%	1.84%	1.91%	1.84%	$ 3,139	88%

$ 10.67	20.06%	1.60%	0.51%	1.60%	0.51%	$ 135,845	31%
$ 11.79	14.48%	1.58%	0.69%	1.58%	0.72%	$ 190,087	21%
$ 13.93	27.04%	1.57%	0.73%	1.57%	0.73%	$ 266,509	26%
$ 15.01	17.06%	1.54%	0.92%	1.54%	0.92%	$ 324,158	25%
$ 8.22	(41.73)%	1.57%	1.37%	1.57%	1.37%	$ 191,163	21%

$ 10.64	19.84%	1.85%	0.02%	1.85%	0.02%	$ 808	31%
$ 11.74	14.22%	1.81%	0.39%	1.81%	0.42%	$ 2,463	21%
$ 13.84	26.79%	1.83%	0.40%	1.83%	0.40%	$ 6,509	26%
$ 14.90	16.76%	1.79%	0.71%	1.79%	0.71%	$ 11,151	25%
$ 8.16	(41.88)%	1.82%	1.13%	1.82%	1.13%	$ 6,929	21%

$ 10.47	19.11%	2.35%	(0.23)%	2.35%	(0.23)%	$ 655	31%
$ 11.55	13.73%	2.33%	(0.04)%	2.33%	(0.04)%	$ 1,201	21%
$ 13.57	26.09%	2.33%	(0.06)%	2.33%	(0.06)%	$ 2,370	26%
$ 14.58	16.24%	2.29%	0.20%	2.29%	0.20%	$ 3,572	25%
$ 8.00	(42.19)%	2.32%	0.60%	2.32%	0.60%	$ 1,843	21%

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions

HUNTINGTON MACRO 100 FUND
Trust Shares
2004(3)	$ 10.00	0.02	1.21	1.23	(0.03)	--	(0.03)
2005	$ 11.20	(0.03)	0.57	0.54	--	(0.43)	(0.43)
2006	$ 11.31	--(6)	0.77	0.77	--	(0.24)	(0.24)
2007	$ 11.84	--(6)	(0.33)	(0.33)	--	(1.46)	(1.46)
2008	$ 10.05	0.09	(3.54)	(3.45)	(0.09)	--	(0.09)
Investment A Shares
2004(3)	$ 10.00	0.01	1.19	1.20	(0.02)	--	(0.02)
2005	$ 11.18	(0.04)	0.55	0.51	--	(0.43)	(0.43)
2006	$ 11.26	(0.02)	0.76	0.74	--	(0.24)	(0.24)
2007	$ 11.76	(0.03)	(0.33)	(0.36)	--	(1.46)	(1.46)
2008	$ 9.94	0.07	(3.49)	(3.42)	(0.07)	--	(0.07)
Investment B Shares
2004(3)	$ 10.00	(0.01)	1.18	1.17	--	--	--
2005	$ 11.17	(0.09)	0.55	0.46	--	(0.43)	(0.43)
2006	$ 11.20	(0.08)	0.75	0.67	--	(0.24)	(0.24)
2007	$ 11.63	(0.08)	(0.33)	(0.41)	--	(1.46)	(1.46)
2008	$ 9.76	0.01	(3.40)	(3.39)	(0.03)	--	(0.03)
HUNTINGTON MID CORP AMERICA FUND
Trust Shares
2004	$ 11.86	(0.03)	2.09	2.06	--	(0.02)	(0.02)
2005	$ 13.90	0.02	1.56	1.58	(0.01)	--	(0.01)
2006	$ 15.47	0.02	1.24	1.26	(0.01)	(0.29)	(0.30)
2007	$ 16.43	(0.01)	1.26	1.25	--(6)	(1.37)	(1.37)
2008	$ 16.31	0.02	(5.98)	(5.96)	(0.01)	(0.41)	(0.42)
Investment A Shares
2004	$ 11.77	(0.06)	2.06	2.00	--	(0.02)	(0.02)
2005	$ 13.75	(0.02)	1.54	1.52	--	--	--
2006	$ 15.27	(0.03)	1.23	1.20	--	(0.29)	(0.29)
2007	$ 16.18	(0.05)	1.24	1.19	--	(1.37)	(1.37)
2008	$ 16.00	(0.02)	(5.84)	(5.86)	--	(0.41)	(0.41)
Investment B Shares
2004	$ 11.62	(0.11)	2.02	1.91	--	(0.02)	(0.02)
2005	$ 13.51	(0.09)	1.51	1.42	--	--	--
2006	$ 14.93	(0.10)	1.19	1.09	--	(0.29)	(0.29)
2007	$ 15.73	(0.13)	1.20	1.07	--	(1.37)	(1.37)
2008	$ 15.43	(0.10)	(5.60)	(5.70)	--	(0.41)	(0.41)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(3) Reflects operations for the period from April 30, 2004 (date of initial public investment) to December 31, 2004.

(4) Not annualized.

(5) Computed on an annualized basis.

(6) Amount is less than $0.005.

(7) The major cause of increase to portfolio turnover was changes made to the portfolio by the management team based upon changing macroeconomic fundamentals (unaudited).

		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$ 11.20	12.29%(4)	1.91%(5)	0.38%(5)	1.91%(5)	0.38%(5)	$ 18,129	--%
$ 11.31	4.72%	1.51%	(0.27)%	1.51%	(0.27)%	$ 25,145	87%
$ 11.84	6.79%	1.43%	0.04%	1.43%	0.04%	$ 42,758	222%(7)
$ 10.05	(3.12)%	1.36%	0.02%	1.36%	0.02%	$ 32,284	153%
$ 6.51	(34.32)%	1.56%	0.88%	1.56%	0.88%	$ 13,521	318%(7)

$ 11.18	12.03%(4)	2.19%(5)	0.35%(5)	2.19%(5)	0.35%(5)	$ 841	--%
$ 11.26	4.46%	1.76%	(0.52)%	1.76%	(0.52)%	$ 2,152	87%
$ 11.76	6.55%	1.68%	(0.23)%	1.68%	(0.23)%	$ 3,189	222%(7)
$ 9.94	(3.40)%	1.61%	(0.23)%	1.61%	(0.23)%	$ 2,621	153%
$ 6.45	(34.45)%	1.82%	0.66%	1.82%	0.66%	$ 1,001	318%(7)

$ 11.17	11.70%(4)	2.70%(5)	(0.24)%(5)	2.70%(5)	(0.24)%(5)	$ 809	--%
$ 11.20	4.02%	2.26%	(1.02)%	2.26%	(1.02)%	$ 1,523	87%
$ 11.63	6.05%	2.18%	(0.73)%	2.18%	(0.73)%	$ 2,076	222%(7)
$ 9.76	(3.98)%	2.11%	(0.73)%	2.11%	(0.73)%	$ 1,881	153%
$ 6.34	(34.77)%	2.32%	0.12%	2.32%	0.12%	$ 967	318%(7)

$ 13.90	17.40%	1.33%	(0.20)%	1.33%	(0.20)%	$ 137,759	4%
$ 15.47	11.36%	1.31%	0.11%	1.32%	0.10%	$ 147,477	7%
$ 16.43	8.09%	1.31%	0.07%	1.31%	0.07%	$ 150,902	6%
$ 16.31	7.79%	1.30%	(0.04)%	1.30%	(0.04)%	$ 149,245	11%
$ 9.93	(37.51)%	1.31%	0.10%	1.31%	0.10%	$ 87,843	18%

$ 13.75	17.02%	1.58%	(0.45)%	1.58%	(0.45)%	$ 3,180	4%
$ 15.27	11.05%	1.56%	(0.14)%	1.57%	(0.15)%	$ 4,646	7%
$ 16.18	7.84%	1.56%	(0.17)%	1.56%	(0.17)%	$ 4,986	6%
$ 16.00	7.53%	1.55%	(0.29)%	1.55%	(0.29)%	$ 5,240	11%
$ 9.73	(37.62)%	1.56%	(0.16)%	1.56%	(0.16)%	$ 2,875	18%

$ 13.51	16.46%	2.08%	(0.94)%	2.08%	(0.94)%	$ 7,269	4%
$ 14.93	10.51%	2.06%	(0.64)%	2.07%	(0.65)%	$ 8,252	7%
$ 15.73	7.28%	2.06%	(0.68)%	2.06%	(0.68)%	$ 8,386	6%
$ 15.43	6.98%	2.05%	(0.80)%	2.05%	(0.80)%	$ 7,973	11%
$ 9.32	(37.98)%	2.06%	(0.67)%	2.06%	(0.67)%	$ 3,976	18%

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions

HUNTINGTON NEW ECONOMY FUND
Trust Shares
2004	$ 11.80	(0.10)	2.64	2.54	--	--	--	--
2005	$ 14.34	(0.06)	1.82	1.76	--	(0.18)	--	(0.18)
2006	$ 15.92	(0.06)	1.50	1.44	--	(1.32)	--	(1.32)
2007	$ 16.04	0.02	1.84	1.86	(0.01)	(3.16)	--	(3.17)
2008	$ 14.73	(0.04)(4)	(7.97)	(8.01)	--	--	(0.01)	(0.01)
Investment A Shares
2004	$ 11.73	(0.18)	2.68	2.50	--	--	--	--
2005	$ 14.23	(0.05)	1.74	1.69	--	(0.18)	--	(0.18)
2006	$ 15.74	(0.09)	1.49	1.40	--	(1.32)	--	(1.32)
2007	$ 15.81	(0.01)	1.81	1.80	--	(3.16)	--	(3.16)
2008	$ 14.45	(0.07)(4)	(7.81)	(7.88)	--	--	(0.01)	(0.01)
Investment B Shares
2004	$ 11.56	(0.19)	2.57	2.38	--	--	--	--
2005	$ 13.94	(0.15)	1.74	1.59	--	(0.18)	--	(0.18)
2006	$ 15.35	(0.16)	1.43	1.27	--	(1.32)	--	(1.32)
2007	$ 15.30	(0.08)	1.73	1.65	--	(3.16)	--	(3.16)
2008	$ 13.79	(0.12)(4)	(7.43)	(7.55)	--	--	(0.01)	(0.01)
HUNTINGTON REAL STRATEGIES FUND
Trust Shares
2007(5)	$ 10.00	0.11	0.92	1.03	(0.11)	(0.13)	--	(0.24)
2008	$ 10.79	0.05 (4)	(5.86)	(5.81)	(0.05)	--	(0.03)	(0.08)
Investment A Shares
2007(5)	$ 10.00	0.09	0.92	1.01	(0.10)	(0.13)	--	(0.23)
2008	$ 10.78	0.03 (4)	(5.85)	(5.82)	(0.02)	--	(0.02)	(0.04)
Investment B Shares
2007(5)	$ 10.00	0.07	0.90	0.97	(0.09)	(0.13)	--	(0.22)
2008	$ 10.75	(0.01)(4)	(5.82)	(5.83)	(0.01)	--	--(9)	(0.01)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(3) Portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversification have not changed (unaudited).

(4) Per share net investment income (loss) has been calculated using the average daily shares method.

(5) Reflects operations for the period from May 1, 2007 (date of commencement of operations) to December 31, 2007.

(6) Not annualized.

(7) Does not include the effect of expenses of underlying funds.

(8) Computed on an annualized basis.

(9) Amount less than $0.005.

		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$ 14.34	21.53%	1.52%	(0.88)%	1.52%	(0.88)%	$ 59,263	28%
$ 15.92	12.27%	1.46%	(0.42)%	1.46%	(0.42)%	$ 79,794	61%
$ 16.04	9.18%	1.43%	(0.39)%	1.43%	(0.39)%	$ 97,791	50%
$ 14.73	12.19%	1.41%	0.14%	1.41%	0.14%	$ 106,812	119%(3)
$ 6.71	(54.43)%	1.44%	(0.38)%	1.44%	(0.38)%	$ 35,041	127%

$ 14.23	21.31%	1.77%	(1.15)%	1.77%	(1.15)%	$ 1,292	28%
$ 15.74	11.87%	1.71%	(0.64)%	1.71%	(0.64)%	$ 5,804	61%
$ 15.81	8.96%	1.68%	(0.64)%	1.68%	(0.64)%	$ 8,607	50%
$ 14.45	11.99%	1.66%	(0.11)%	1.66%	(0.11)%	$ 8,943	119%(3)
$ 6.56	(54.58)%	1.69%	(0.63)%	1.69%	(0.63)%	$ 3,294	127%

$ 13.94	20.59%	2.27%	(1.63)%	2.27%	(1.63)%	$ 2,369	28%
$ 15.35	11.40%	2.21%	(1.17)%	2.21%	(1.17)%	$ 3,410	61%
$ 15.30	8.34%	2.18%	(1.14)%	2.18%	(1.14)%	$ 4,226	50%
$ 13.79	11.48%	2.16%	(0.61)%	2.16%	(0.61)%	$ 4,516	119%(3)
$ 6.23	(54.80)%	2.19%	(1.13)%	2.19%	(1.13)%	$ 1,726	127%

$ 10.79	10.41%(6)	1.49%(7)(8)	2.54%(8)	1.61%(7)(8)	2.42%(8)	$ 44,523	39%
$ 4.90	(53.87)%	1.38%(7)	0.65%	1.38%(7)	0.65%	$ 35,110	72%

$ 10.78	10.22%(6)	1.70%(7)(8)	2.30%(8)	1.83%(7)(8)	2.17%(8)	$ 706	39%
$ 4.92	(53.95)%	1.63%(7)	0.39%	1.63%(7)	0.39%	$ 514	72%

$ 10.75	9.79%(6)	2.09%(7)(8)	2.14%(8)	2.25%(7)(8)	1.98%(8)	$ 151	39%
$ 4.91	(54.20)%	2.13%(7)	(0.10)%	2.13%(7)	(0.10)%	$ 135	72%

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions

HUNTINGTON ROTATING MARKETS FUND
Trust Shares
2004	$ 9.41	0.05	1.07	1.12	(0.05)	--	--	(0.05)
2005	$ 10.48	0.06	0.93	0.99	(0.06)	--	--	(0.06)
2006	$ 11.41	0.12	2.10	2.22	(0.12)	(0.20)	--	(0.32)
2007	$ 13.31	0.14	1.00	1.14	(0.14)	(0.68)	--	(0.82)
2008	$ 13.63	0.10	(5.71)	(5.61)	(0.10)	(0.19)	--	(0.29)
Investment A Shares
2004	$ 9.36	0.03	1.06	1.09	(0.03)	--	--	(0.03)
2005	$ 10.42	0.03	0.93	0.96	(0.03)	--	--	(0.03)
2006	$ 11.35	0.10	2.08	2.18	(0.10)	(0.20)	--	(0.30)
2007	$ 13.23	0.10	0.99	1.09	(0.10)	(0.68)	--	(0.78)
2008	$ 13.54	0.07	(5.66)	(5.59)	(0.07)	(0.19)	--	(0.26)
Investment B Shares
2007(5)	$ 14.04	0.12	0.11	0.23	(0.15)	(0.68)	--	(0.83)
2008	$ 13.44	0.01	(5.60)	(5.59)	(0.04)	(0.19)	--	(0.23)
HUNTINGTON SITUS FUND
Trust Shares
2004	$ 13.81	(0.06)	3.68	3.62	--	(0.34)	--	(0.34)
2005	$ 17.09	(0.07)	2.83	2.76	--	(0.61)	--	(0.61)
2006	$ 19.24	(0.07)	2.12	2.05	--	(1.15)	--	(1.15)
2007	$ 20.14	0.02	1.94	1.96	--	(2.10)	--	(2.10)
2008	$ 20.00	0.01	(7.83)	(7.82)	--	(0.47)	--	(0.47)
Investment A Shares
2004	$ 13.77	(0.08)	3.65	3.57	--	(0.34)	--	(0.34)
2005	$ 17.00	(0.07)	2.76	2.69	--	(0.61)	--	(0.61)
2006	$ 19.08	(0.09)	2.08	1.99	--	(1.15)	--	(1.15)
2007	$ 19.92	(0.03)	1.91	1.88	--	(2.10)	--	(2.10)
2008	$ 19.70	(0.03)	(7.71)	(7.74)	--	(0.47)	--	(0.47)
Investment B Shares
2004	$ 13.68	(0.13)	3.59	3.46	--	(0.34)	--	(0.34)
2005	$ 16.80	(0.18)	2.74	2.56	--	(0.61)	--	(0.61)
2006	$ 18.75	(0.19)	2.04	1.85	--	(1.15)	--	(1.15)
2007	$ 19.45	(0.14)	1.88	1.74	--	(2.10)	--	(2.10)
2008	$ 19.09	(0.11)	(7.45)	(7.56)	--	(0.47)	--	(0.47)
HUNTINGTON TECHNICAL OPPORTUNITIES FUND
Trust Shares
2008(8)	$ 10.00	(0.06)(9)	(3.31)	(3.37)	--	--	(0.03)	(0.03)
Investment A Shares
2008(8)	$ 10.00	(0.08)(9)	(3.30)	(3.38)	--	--	(0.03)	(0.03)
Investment B Shares
2008(8)	$ 10.00	(0.11)(9)	(3.29)	(3.40)	--	--	(0.04)	(0.04)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(3) Does not include the effects of expenses of underlying funds.

(4) The portfolio turnover rate increased significantly during the period. This increase was attributable to cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy have not changed (unaudited).

(5) Reflects operations for the period from May 1, 2007 (date of commencement of operations) to December 31, 2007 for Investment B Shares.

(6) Not annualized.

(7) Computed on an annualized basis.

(8) Reflects operations for the period from May 1, 2008 (date of commencement of operations) to December 31, 2008.

(9) Per share net investment income (loss) has been calculated using the average daily shares method.

		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$ 10.48	11.89%	1.22%(3)	0.53%	1.22%(3)	0.53%	$ 23,613	86%
$ 11.41	9.44%	1.17%(3)	0.58%	1.17%(3)	0.58%	$ 29,249	48%
$ 13.31	19.56%	1.15%(3)	1.13%	1.15%(3)	1.13%	$ 45,161	35%
$ 13.63	8.67%	1.08%(3)	1.08%	1.08%(3)	1.08%	$ 53,375	54%
$ 7.73	(41.68)%	1.18%(3)	0.85%	1.18%(3)	0.85%	$ 28,390	218%(4)

$ 10.42	11.61%	1.47%(3)	0.31%	1.47%(3)	0.31%	$ 1,629	86%
$ 11.35	9.24%	1.42%(3)	0.30%	1.42%(3)	0.30%	$ 1,911	48%
$ 13.23	19.19%	1.40%(3)	0.95%	1.40%(3)	0.95%	$ 3,438	35%
$ 13.54	8.43%	1.33%(3)	0.69%	1.33%(3)	0.69%	$ 3,982	54%
$ 7.69	(41.81)%	1.43%(3)	0.59%	1.43%(3)	0.59%	$ 2,000	218%(4)

$ 13.44	1.82%(6)	1.79%(3)(7)	3.49%(7)	1.79%(3)(7)	3.49%(7)	$ 40	54%
$ 7.62	(42.10)%	1.95%(3)	0.19%	1.95%(3)	0.19%	$ 49	218%(4)

$ 17.09	26.23%	1.43%	(0.45)%	1.43%	(0.45)%	$ 57,942	16%
$ 19.24	16.20%	1.36%	(0.41)%	1.36%	(0.41)%	$ 80,212	14%
$ 20.14	10.73%	1.38%	(0.34)%	1.38%	(0.34)%	$ 89,230	19%
$ 20.00	9.95%	1.32%	0.09%	1.32%	0.09%	$ 108,350	22%
$ 11.71	(39.25)%	1.34%	0.06%	1.34%	0.06%	$ 77,947	19%

$ 17.00	25.94%	1.68%	(0.69)%	1.68%	(0.69)%	$ 1,302	16%
$ 19.08	15.87%	1.61%	(0.66)%	1.61%	(0.66)%	$ 5,073	14%
$ 19.92	10.50%	1.64%	(0.59)%	1.64%	(0.59)%	$ 11,685	19%
$ 19.70	9.66%	1.57%	(0.15)%	1.57%	(0.15)%	$ 15,658	22%
$ 11.49	(39.44)%	1.59%	(0.21)%	1.59%	(0.21)%	$ 12,121	19%

$ 16.80	25.31%	2.18%	(1.18)%	2.18%	(1.18)%	$ 1,627	16%
$ 18.75	15.28%	2.11%	(1.16)%	2.11%	(1.16)%	$ 2,633	14%
$ 19.45	9.93%	2.13%	(1.10)%	2.13%	(1.10)%	$ 3,700	19%
$ 19.09	9.12%	2.07%	(0.66)%	2.07%	(0.66)%	$ 4,512	22%
$ 11.06	(39.76)%	2.09%	(0.73)%	2.09%	(0.73)%	$ 2,490	19%

$ 6.60	(33.68)%(6)	2.58%(7)	(1.04)%(7)	2.58%(7)	(1.04)%(7)	$ 6,148	152%

$ 6.59	(33.81)%(6)	3.13%(7)	(1.49)%(7)	3.13%(7)	(1.49)%(7)	$ 67	152%

$ 6.56	(34.04)%(6)	4.06%(7)	(2.14)%(7)	4.06%(7)	(2.14)%(7)	$ 23	152%

Financial Highlights (Continued)

Fixed Income Funds

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions

HUNTINGTON FIXED INCOME SECURITIES FUND
Trust Shares
2004	$ 21.42	0.73	(0.09)	0.64	(0.74)	(0.09)	(0.83)
2005	$ 21.23	0.76	(0.37)	0.39	(0.76)	(0.07)	(0.83)
2006	$ 20.79	0.79	(0.04)	0.75	(0.78)	--	(0.78)
2007	$ 20.76	0.87	0.39	1.26	(0.87)	--(3)	(0.87)
2008	$ 21.15	0.85	0.24	1.09	(0.85)	(0.05)	(0.90)
Investment A Shares
2004	$ 21.42	0.68	(0.09)	0.59	(0.69)	(0.09)	(0.78)
2005	$ 21.23	0.71	(0.38)	0.33	(0.71)	(0.07)	(0.78)
2006	$ 20.78	0.74	(0.03)	0.71	(0.73)	--	(0.73)
2007	$ 20.76	0.82	0.39	1.21	(0.82)	--(3)	(0.82)
2008	$ 21.15	0.80	0.24	1.04	(0.80)	(0.05)	(0.85)
Investment B Shares
2004	$ 21.39	0.58	(0.09)	0.49	(0.59)	(0.09)	(0.68)
2005	$ 21.20	0.60	(0.38)	0.22	(0.60)	(0.07)	(0.67)
2006	$ 20.75	0.64	(0.03)	0.61	(0.63)	--	(0.63)
2007	$ 20.73	0.71	0.40	1.11	(0.71)	--(3)	(0.71)
2008	$ 21.13	0.70	0.23	0.93	(0.70)	(0.05)	(0.75)
HUNTINGTON INTERMEDIATE GOVERNMENT INCOME FUND
Trust Shares
2004	$ 10.65	0.36	(0.08)	0.28	(0.37)	(0.04)	(0.41)
2005	$ 10.52	0.37	(0.23)	0.14	(0.38)	--	(0.38)
2006	$ 10.28	0.39	(0.04)	0.35	(0.39)	--(3)	(0.39)
2007	$ 10.24	0.41	0.25	0.66	(0.41)	--	(0.41)
2008	$ 10.49	0.41	0.40	0.81	(0.41)	--	(0.41)
Investment A Shares
2004	$ 10.65	0.33	(0.07)	0.26	(0.35)	(0.04)	(0.39)
2005	$ 10.52	0.34	(0.23)	0.11	(0.35)	--	(0.35)
2006	$ 10.28	0.35	(0.03)	0.32	(0.36)	--(3)	(0.36)
2007	$ 10.24	0.38	0.25	0.63	(0.38)	--	(0.38)
2008	$ 10.49	0.38	0.40	0.78	(0.38)	--	(0.38)
Investment B Shares
2004	$ 10.66	0.28	(0.09)	0.19	(0.29)	(0.04)	(0.33)
2005	$ 10.52	0.29	(0.23)	0.06	(0.30)	--	(0.30)
2006	$ 10.28	0.30	(0.02)	0.28	(0.31)	--(3)	(0.31)
2007	$ 10.25	0.33	0.24	0.57	(0.33)	--	(0.33)
2008	$ 10.49	0.33	0.41	0.74	(0.33)	--	(0.33)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(3) Amount is less than $0.005.

		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$ 21.23	3.07%	1.08%	3.46%	1.08%	3.46%	$ 162,998	53%
$ 20.79	1.86%	1.07%	3.55%	1.07%	3.61%	$ 168,764	59%
$ 20.76	3.74%	1.06%	3.87%	1.06%	3.87%	$ 173,305	55%
$ 21.15	6.23%	1.04%	4.18%	1.04%	4.18%	$ 183,283	42%
$ 21.34	5.32%	1.06%	4.05%	1.06%	4.05%	$ 183,011	31%

$ 21.23	2.81%	1.33%	3.22%	1.33%	3.22%	$ 2,314	53%
$ 20.78	1.56%	1.32%	3.36%	1.32%	3.36%	$ 1,699	59%
$ 20.76	3.53%	1.31%	3.62%	1.31%	3.62%	$ 1,702	55%
$ 21.15	5.96%	1.29%	3.92%	1.29%	3.92%	$ 2,589	42%
$ 21.34	5.06%	1.31%	3.80%	1.31%	3.80%	$ 2,525	31%

$ 21.20	2.31%	1.83%	2.72%	1.83%	2.72%	$ 3,040	53%
$ 20.75	1.06%	1.82%	2.80%	1.82%	2.80%	$ 3,068	59%
$ 20.73	3.02%	1.82%	3.12%	1.82%	3.12%	$ 2,807	55%
$ 21.13	5.50%	1.80%	3.43%	1.80%	3.43%	$ 2,398	42%
$ 21.31	4.50%	1.81%	3.31%	1.81%	3.31%	$ 2,200	31%

$ 10.52	2.67%	1.11%	3.37%	1.11%	3.37%	$ 90,288	43%
$ 10.28	1.33%	1.09%	3.55%	1.10%	3.54%	$ 107,166	34%
$ 10.24	3.51%	1.08%	3.80%	1.08%	3.80%	$ 108,312	32%
$ 10.49	6.58%	1.08%	3.96%	1.08%	3.96%	$ 115,155	30%
$ 10.89	7.88%	1.07%	3.84%	1.07%	3.84%	$ 115,159	27%

$ 10.52	2.42%	1.36%	3.16%	1.36%	3.16%	$ 4,182	43%
$ 10.28	1.08%	1.34%	3.30%	1.35%	3.29%	$ 3,707	34%
$ 10.24	3.25%	1.34%	3.55%	1.34%	3.55%	$ 1,599	32%
$ 10.49	6.32%	1.33%	3.71%	1.33%	3.71%	$ 1,588	30%
$ 10.89	7.62%	1.32%	3.60%	1.32%	3.60%	$ 1,438	27%

$ 10.52	1.81%	1.86%	2.62%	1.86%	2.62%	$ 470	43%
$ 10.28	0.57%	1.84%	2.79%	1.85%	2.78%	$ 484	34%
$ 10.25	2.84%	1.83%	3.05%	1.83%	3.05%	$ 417	32%
$ 10.49	5.68%	1.83%	3.21%	1.83%	3.21%	$ 416	30%
$ 10.90	7.18%	1.82%	3.08%	1.82%	3.08%	$ 617	27%

Financial Highlights (Continued)

Fixed Income Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions

HUNTINGTON MICHIGAN TAX-FREE FUND
Trust Shares
2004	$ 10.96	0.27	(0.17)	0.10	(0.27)	(0.03)	(0.03)
2005	$ 10.76	0.24	(0.15)	0.09	(0.24)	(0.04)	(0.28)
2006	$ 10.57	0.28	(0.02)	0.26	(0.27)	--	(0.27)
2007	$ 10.56	0.28	--	0.28	(0.29)	--	(0.29)
2008	$ 10.55	0.23	(0.17)	0.06	(0.23)	--	(0.23)
Investment A Shares
2004	$ 10.96	0.24	(0.17)	0.07	(0.24)	(0.03)	(0.27)
2005	$ 10.76	0.22	(0.15)	0.07	(0.22)	(0.04)	(0.26)
2006	$ 10.57	0.26	(0.02)	0.24	(0.25)	--	(0.25)
2007	$ 10.56	0.25	--	0.25	(0.26)	--	(0.26)
2008	$ 10.55	0.20	(0.17)	0.03	(0.20)	--	(0.20)
Investment B Shares
2004	$ 10.95	0.19	(0.17)	0.02	(0.19)	(0.03)	(0.22)
2005	$ 10.75	0.16	(0.14)	0.02	(0.16)	(0.04)	(0.20)
2006	$ 10.57	0.20	(0.02)	0.18	(0.19)	--	(0.19)
2007	$ 10.56	0.20	--	0.20	(0.21)	--	(0.21)
2008	$ 10.55	0.15	(0.18)	(0.03)	(0.15)	--	(0.15)
HUNTINGTON MORTGAGE SECURITIES FUND
Trust Shares
2004	$ 8.82	0.29	0.22	0.51	(0.31)	--	(0.31)
2005	$ 9.02	0.29	(0.12)	0.17	(0.31)	(0.01)	(0.32)
2006	$ 8.87	0.33	0.20	0.53	(0.33)	(0.06)	(0.39)
2007	$ 9.01	0.34	(0.04)	0.30	(0.36)	(0.03)	(0.39)
2008	$ 8.92	0.34	(0.12)	0.22	(0.34)	(0.01)	(0.35)
Investment A Shares
2004	$ 8.86	0.28	0.21	0.49	(0.28)	--	(0.28)
2005	$ 9.07	0.26	(0.11)	0.15	(0.29)	(0.01)	(0.30)
2006	$ 8.92	0.30	0.20	0.50	(0.30)	(0.06)	(0.36)
2007	$ 9.06	0.29	(0.02)	0.27	(0.33)	(0.03)	(0.36)
2008	$ 8.97	0.32	(0.13)	0.19	(0.31)	(0.01)	(0.32)
Investment B Shares
2004	$ 8.83	0.23	0.21	0.44	(0.25)	--	(0.25)
2005	$ 9.02	0.22	(0.12)	0.10	(0.24)	(0.01)	(0.25)
2006	$ 8.87	0.27	0.20	0.47	(0.26)	(0.06)	(0.32)
2007	$ 9.02	0.27	(0.04)	0.23	(0.28)	(0.03)	(0.31)
2008	$ 8.94	0.29	(0.14)	0.15	(0.27)	(0.01)	(0.28)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$ 10.76	0.94%	1.29%	2.44%	1.29%	2.44%	$ 24,589	17%
$ 10.57	0.88%	1.24%	2.27%	1.26%	2.25%	$ 22,195	49%
$ 10.56	2.52%	1.29%	2.63%	1.29%	2.63%	$ 17,407	22%
$ 10.55	2.70%	1.28%	2.69%	1.28%	2.69%	$ 8,376	24%
$ 10.38	0.56%	1.60%	2.19%	1.60%	2.19%	$ 6,597	31%

$ 10.76	0.69%	1.54%	2.19%	1.54%	2.19%	$ 6,108	17%
$ 10.57	0.63%	1.49%	2.03%	1.51%	2.01%	$ 4,838	49%
$ 10.56	2.27%	1.54%	2.38%	1.54%	2.38%	$ 4,162	22%
$ 10.55	2.44%	1.52%	2.44%	1.52%	2.44%	$ 4,006	24%
$ 10.38	0.31%	1.85%	1.94%	1.85%	1.94%	$ 3,163	31%

$ 10.75	0.18%	2.04%	1.69%	2.04%	1.69%	$ 789	17%
$ 10.57	0.22%	1.99%	1.53%	2.01%	1.51%	$ 615	49%
$ 10.56	1.76%	2.05%	1.89%	2.05%	1.89%	$ 466	22%
$ 10.55	1.93%	2.03%	1.94%	2.03%	1.94%	$ 429	24%
$ 10.37	(0.28)%	2.35%	1.45%	2.35%	1.45%	$ 344	31%

$ 9.02	5.86%	1.16%	3.45%	1.16%	3.45%	$ 64,853	38%
$ 8.87	1.96%	1.12%	3.34%	1.12%	2.27%	$ 81,950	29%
$ 9.01	6.06%	1.10%	3.68%	1.10%	3.68%	$ 85,995	29%
$ 8.92	3.33%	1.09%	3.72%	1.09%	3.72%	$ 83,728	17%
$ 8.79	2.45%	1.10%	3.82%	1.10%	3.82%	$ 82,729	13%

$ 9.07	5.66%	1.40%	3.18%	1.40%	3.18%	$ 1,257	38%
$ 8.92	1.68%	1.36%	2.03%	1.36%	2.03%	$ 1,823	29%
$ 9.06	5.74%	1.35%	3.41%	1.35%	3.41%	$ 1,683	29%
$ 8.97	3.03%	1.32%	3.45%	1.32%	3.45%	$ 3,190	17%
$ 8.84	2.16%	1.35%	3.55%	1.35%	3.55%	$ 3,022	13%

$ 9.02	5.00%	1.90%	2.68%	1.90%	2.68%	$ 482	38%
$ 8.87	1.16%	1.86%	2.57%	1.86%	2.57%	$ 700	29%
$ 9.02	5.33%	1.85%	2.93%	1.85%	2.93%	$ 673	29%
$ 8.94	2.59%	1.84%	2.97%	1.84%	2.97%	$ 672	17%
$ 8.81	1.62%	1.85%	3.06%	1.85%	3.06%	$ 565	13%

Financial Highlights (Continued)

Fixed Income Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions

HUNTINGTON OHIO TAX-FREE FUND
Trust Shares
2004	$ 21.90	0.57	(0.24)	0.33	(0.57)	(0.16)	(0.73)
2005	$ 21.50	0.54	(0.37)	0.17	(0.54)	(0.22)	(0.76)
2006	$ 20.91	0.58	(0.05)	0.53	(0.58)	--	(0.58)
2007	$ 20.86	0.55	0.10	0.65	(0.55)	(0.01)	(0.56)
2008	$ 20.95	0.57	(0.17)	0.40	(0.57)	(0.03)	(0.60)
Investment A Shares
2004	$ 21.88	0.52	(0.23)	0.29	(0.52)	(0.16)	(0.68)
2005	$ 21.49	0.49	(0.37)	0.12	(0.49)	(0.22)	(0.71)
2006	$ 20.90	0.53	(0.06)	0.47	(0.53)	--	(0.53)
2007	$ 20.84	0.50	0.10	0.60	(0.50)	(0.01)	(0.51)
2008	$ 20.93	0.51	(0.16)	0.35	(0.51)	(0.03)	(0.54)
Investment B Shares
2004	$ 21.88	0.41	(0.23)	0.18	(0.41)	(0.16)	(0.57)
2005	$ 21.49	0.39	(0.37)	0.02	(0.39)	(0.22)	(0.61)
2006	$ 20.90	0.43	(0.05)	0.38	(0.43)	--	(0.43)
2007	$ 20.84	0.40	0.11	0.51	(0.40)	(0.01)	(0.41)
2008	$ 20.94	0.41	(0.17)	0.24	(0.41)	(0.03)	(0.44)
HUNTINGTON SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND
Trust Shares
2004	$ 19.88	0.50	(0.32)	0.18	(0.50)	--	(0.50)
2005	$ 19.56	0.51	(0.41)	0.10	(0.51)	--	(0.51)
2006	$ 19.15	0.60	0.10	0.70	(0.60)	--	(0.60)
2007	$ 19.25	0.70	0.21	0.91	(0.70)	--	(0.70)
2008	$ 19.46	0.67	(0.59)	0.08	(0.67)	--	(0.67)
Investment A Shares
2004	$ 19.89	0.45	(0.33)	0.12	(0.45)	--	(0.45)
2005	$ 19.56	0.46	(0.40)	0.06	(0.46)	--	(0.46)
2006	$ 19.16	0.55	0.10	0.65	(0.55)	--	(0.55)
2007	$ 19.26	0.65	0.20	0.85	(0.65)	--	(0.65)
2008	$ 19.46	0.63	(0.59)	0.04	(0.63)	--	(0.63)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets	Net Assets, at end of period (000 omitted)	Portfolio turnover rate(2)

$ 21.50	1.52%	1.17%	2.63%	1.17%	2.63%	$ 52,565	13%
$ 20.91	0.85%	1.16%	2.56%	1.17%	2.55%	$ 45,571	45%
$ 20.86	2.59%	1.17%	2.80%	1.17%	2.80%	$ 40,319	17%
$ 20.95	3.18%	1.18%	2.67%	1.18%	2.67%	$ 34,098	15%
$ 20.75	1.95%	1.22%	2.73%	1.22%	2.73%	$ 32,946	19%

$ 21.49	1.32%	1.42%	2.39%	1.42%	2.39%	$ 4,657	13%
$ 20.90	0.59%	1.41%	2.32%	1.42%	2.31%	$ 3,222	45%
$ 20.84	2.29%	1.43%	2.58%	1.43%	2.58%	$ 1,686	17%
$ 20.93	2.93%	1.43%	2.42%	1.43%	2.42%	$ 1,706	15%
$ 20.74	1.74%	1.47%	2.49%	1.47%	2.49%	$ 1,422	19%

$ 21.49	0.81%	1.92%	1.88%	1.92%	1.88%	$ 1,729	13%
$ 20.90	0.10%	1.91%	1.82%	1.92%	1.81%	$ 1,525	45%
$ 20.85	1.78%	1.93%	2.06%	1.93%	2.06%	$ 1,337	17%
$ 20.94	2.47%	1.93%	1.93%	1.93%	1.93%	$ 1,128	15%
$ 20.74	1.19%	1.97%	1.99%	1.97%	1.99%	$ 1,004	19%

$ 19.56	0.91%	1.07%	2.53%	1.07%	2.53%	$ 150,175	54%
$ 19.15	0.54%	1.06%	2.65%	1.06%	2.65%	$ 119,090	31%
$ 19.25	3.70%	1.07%	3.11%	1.07%	3.11%	$ 95,512	36%
$ 19.46	4.79%	1.06%	3.60%	1.06%	3.60%	$ 82,730	29%
$ 18.87	0.43%	1.08%	3.51%	1.08%	3.51%	$ 79,130	51%

$ 19.56	0.60%	1.32%	2.29%	1.32%	2.29%	$ 4,538	54%
$ 19.16	0.34%	1.31%	2.41%	1.31%	2.41%	$ 3,506	31%
$ 19.26	3.44%	1.33%	2.80%	1.33%	2.80%	$ 668	36%
$ 19.46	4.48%	1.31%	3.35%	1.31%	3.35%	$ 485	29%
$ 18.87	0.18%	1.33%	3.26%	1.33%	3.26%	$ 555	51%

Combined Notes to Financial Statements

December 31, 2008

(1) Organization

The Huntington Funds (the “Trust”) was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). On June 23, 2006, the Original Trusts were reorganized into a single Delaware statutory trust that retained the name of The Huntington Funds. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At December 31, 2008, the Trust operated 33 separate series, or mutual funds, each with its own investment objective and strategy. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered. This report contains financial statements and financial highlights of the retail funds listed below (each individually referred to as “Fund,” or collectively as the “Funds”):

Funds	Investment Share Classes Offered*

Huntington Money Market Fund (“Money Market Fund”)	Trust, A, B & Interfund
Huntington Ohio Municipal Money Market Fund (“Ohio Municipal Money Market Fund”)	Trust & A
Huntington Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)	Trust & A
Huntington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)	Trust & A
Huntington Dividend Capture Fund (“Dividend Capture Fund”)	Trust, A & B
Huntington Growth Fund (“Growth Fund”)	Trust, A & B
Huntington Income Equity Fund (“Income Equity Fund”)	Trust, A & B
Huntington International Equity Fund (“International Equity Fund”)	Trust, A & B
Huntington Macro 100 Fund (“Macro 100 Fund”)	Trust, A & B
Huntington Mid Corp America Fund (“Mid Corp America Fund”)	Trust, A & B
Huntington New Economy Fund (“New Economy Fund”)	Trust, A & B
Huntington Real Strategies Fund (“Real Strategies Fund”)	Trust, A & B
Huntington Rotating Markets Fund (“Rotating Markets Fund”)	Trust, A & B
Huntington Situs Fund (“Situs Fund”), formerly the Huntington Situs Small Cap Fund**	Trust, A & B
Huntington Technical Opportunities Fund (“Technical Opportunities Fund”)	Trust, A & B
Huntington Fixed Income Securities Fund (“Fixed Income Securities Fund”)	Trust, A & B
Huntington Intermediate Government Income Fund (“Intermediate Government Income Fund”)	Trust, A & B
Huntington Michigan Tax-Free Fund (“Michigan Tax-Free Fund”)	Trust, A & B
Huntington Mortgage Securities Fund (“Mortgage Securities Fund”)	Trust, A & B
Huntington Ohio Tax-Free Fund (“Ohio Tax-Free Fund”)	Trust, A & B
Huntington Short/Intermediate Fixed Income Securities Fund (“Short/Intermediate Fixed Income Securities Fund”)	Trust & A

* Each class of shares has exclusive voting rights with respect to matters that affect just that class. The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

** On January 24, 2008, the Huntington Situs Small Cap Fund changed its name to the Huntington Situs Fund. The Situs Fund changed its name in connection with its changes in investment strategy to focus on situs or geographical location, regardless of the market capitalization.

Under the Trust’s organizational documents, its officers and Board of Trustees (“Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Investment Valuations

The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges.

The Trust calculates the NAV for each of the Funds (other than the Money Market Funds) by valuing securities held based on market value. The Trust attempts to stabilize the NAV per share for each of the Money Market Funds at $1.00 per share by valuing its portfolio securities using the amortized cost method, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

In computing the NAV, current market value is used to value portfolio securities with respect to which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Foreign securities are subject to modification based on significant events, as described below. U.S. government obligations held by Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time), on the day the value of the foreign security is determined. Option contracts are generally valued at the mean of the bid and asked price as reported on the highest volume exchange (in terms of the number of options contracts traded for that issue) on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at the NAV.

Under certain circumstances, a good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available. In such circumstances, the Trust’s Sub-Financial Administrator may request that the Trust’s Pricing Committee make its own fair value determination.

Securities for which market quotations are not readily available are valued at their “fair value.” In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security at issue (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. The final good faith fair valuation of a security is based on an analysis of those factors deemed relevant to the security valuation at issue. With respect to certain narrow categories of securities, the Pricing Committee’s procedures detail specific valuation methodologies to be used in lieu of considering the aforementioned list of factors.

The Funds may use the fair value of a security to calculate their NAV when a market price is not readily available, such as when: (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds’ investment adviser, Huntington Asset Advisors, Inc. (“Advisor”), determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time when the NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Funds’ Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant. Since International Equity Fund invests primarily in foreign securities, it is most likely to be affected by this fair valuation methodology. Since Real Strategies Fund, Rotating Markets Fund, Situs Fund and Technical Opportunities Fund invest some of their assets in foreign securities, they may also be affected.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

Effective January 1, 2008, the Funds adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

One key component of the implementation of SFAS 157 included the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

  Level 1 - quoted prices in active markets for identical assets.
  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2008:

	LEVEL 1--Quoted Prices		LEVEL 2--Other Significant Observable Inputs		LEVEL 3--Significant Unobservable Inputs		Total

Fund Name	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*

Money Market Fund	$ 5,000,000	$ --	$1,110,040,945	$ --	$ --	$ --	$1,115,040,945	$ --
Ohio Municipal Money Market Fund	$ 20,205,696	$ --	$ 397,455,411	$ --	$ --	$ --	$ 417,661,107	$ --
Tax-Free Money Market Fund	$ 17,030,653	$ --	$ 165,990,522	$ --	$ --	$ --	$ 183,021,175	$ --
U.S. Treasury Money Market Fund	$ 50,000,000	$ --	$ 659,720,899	$ --	$ --	$ --	$ 709,720,899	$ --
Dividend Capture Fund	$ 73,444,102	$ --	$ --	$ --	$ --	$ --	$ 73,444,102	$ --
Growth Fund	$138,175,157	$ --	$ --	$ --	$ --	$ --	$138,175,157	$ --
Income Equity Fund	$ 96,081,303	$ --	$ --	$ --	$ --	$ --	$ 96,081,303	$ --
International Equity Fund	$173,270,395	$ --	$ 7,576,220	$ --	$ --	$ --	$ 180,846,615	$ --
Macro 100 Fund	$ 15,474,529	$ (8,075)	$ --	$ --	$ --	$ --	$ 15,474,529	$ (8,075)
Mid Corp America Fund	$ 95,159,447	$ --	$ --	$ --	$ --	$ --	$ 95,159,447	$ --
New Economy Fund	$ 40,517,193	$ (23,545)	$ --	$ --	$ --	$ --	$ 40,517,193	$ (23,545)
Real Strategies Fund	$ 33,284,445	$ (556,975)	$ 1,434,210	$ --	$ --	$ --	$ 34,718,655	$ (556,975)
Rotating Markets Fund	$ 30,360,986	$ --	$--	$ --	$ --	$ --	$ 30,360,986	$ --
Situs Fund	$ 92,105,332	$ --	$ 585,360	$ --	$ --	$ --	$ 92,690,692	$ --
Technical Opportunities Fund	$ 6,223,702	$ --	$--	$ --	$ --	$ --	$ 6,223,702	$ --
Fixed Income Securities Fund	$ 5,386,691	$ --	$ 180,766,416	$ --	$ --	$ --	$ 186,153,107	$ --
Intermediate Government Income Fund	$ 3,300,707	$ --	$ 113,018,078	$ --	$ --	$ --	$ 116,318,785	$ --
Michigan Tax-Free Fund	$ 97,917	$ --	$ 9,934,516	$ --	$ --	$ --	$ 10,032,432	$ --
Mortgage Securities Fund	$ 8,794,822	$ --	$ 77,135,563	$ --	$ --	$ --	$ 85,930,385	$ --
Ohio Tax-Free Fund	$ 288,335	$ --	$ 34,924,851	$ --	$ --	$ --	$ 35,213,186	$ --
Short/Intermediate Fixed Income Securities Fund	$ 3,132,281	$ --	$ 75,861,198	$ --	$ --	$ --	$ 78,993,479	$ --

Treasury Guaranty Program for Money Market Funds

On October 3, 2008, the Board approved each Money Market Fund’s participation in the U.S. Department of Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”). The Program intends to protect the assets of shareholders as of the close of business September 19, 2008, against loss in the event that any Money Market Fund liquidates its holdings and the net asset value per share at the time of liquidation is less than $1.00 per share. The Program is designed to help stabilize the credit markets by discouraging substantial redemptions in money market funds.

Participation in the initial three months of the Program (that is, until December 18, 2008) required a payment to the Treasury in the amount of 0.01% based on the net asset value of each Fund as of September 19, 2008. On November 24, 2008 the Secretary of the Treasury extended the Program beyond its initial three-month term through the close of business April 30, 2009 and may choose to extend it further, up through September 18, 2009. On December 4, 2008, the Board approved the Money Market Funds’ extended participation in the Program through April 30, 2009. Further participation in the Program required an additional payment in the amount of 0.015% based on the net asset value of each Fund as of September 19, 2008. The expense of the Program is included within each Money Market Fund’s Statement of Operations. If the Program is extended further, the Board will consider whether to continue to participate.

B. New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 161 “Disclosures about Derivative Instruments and Hedging Activities”. SFAS 161 is effective for financial statements issued for periods beginning after November 15, 2008, and interim periods which follow. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

In September 2008, FASB issued Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161”. FAS 133-1 and FIN 45-4 are effective for fiscal years and interim periods ending after November 15, 2008. FAS 133-1 and FIN 45-4 required enhanced disclosures by sellers of credit derivatives and certain guarantees, including the nature of these derivatives, approximate terms, reasons for entering into these instruments, and status of payment/performance risk. The Funds were not impacted by the adoption of these standards.

C. Repurchase Agreements

The Funds may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ Advisor to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. When-Issued and Delayed Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

E. Foreign Exchange Contracts

International Equity Fund, Real Strategies Fund, Situs Fund and Technical Opportunities Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. International Equity Fund, Real Strategies Fund, Situs Fund and Technical Opportunities Fund may also enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchase contracts are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency translations are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2008, International Equity Fund, Real Strategies Fund, Situs Fund and Technical Opportunities Fund did not have any foreign currency commitments outstanding.

F. Foreign Currency Translation

Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. International Equity Fund, Real Strategies Fund, Situs Fund and Technical Opportunities Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G. Written Options Contracts

Certain of the Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses.

The following is a summary of Dividend Capture Fund's written option activity for the year ended December 31, 2008:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2007	--	$ --
Options written	350	58,950
Options expired	--	--
Options closed	(248)	(43,346)
Options exercised	(102)	(15,604)
Outstanding at 12/31/2008	--	$ --

At December 31, 2008, Dividend Capture Fund had no outstanding options.

The following is a summary of Growth Fund's written option activity for the year ended December 31, 2008:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2007	--	$ --
Options written	1,205	279,624
Options expired	(1,055)	(202,074)
Options closed	--	--
Options exercised	(150)	(77,550)
Outstanding at 12/31/2008	--	$ --

At December 31, 2008, Growth Fund had no outstanding options.

The following is a summary of Income Equity Fund's written option activity for the year ended December 31, 2008:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2007	1,746	$ 360,940
Options written	--	--
Options expired	(1,746)	(360,940)
Options closed	--	--
Options exercised	--	--
Outstanding at 12/31/2008	--	$ --

At December 31, 2008, Income Equity Fund had no outstanding options.

The following is a summary of Macro 100 Fund's written option activity for the year ended December 31, 2008:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2007	--	$ --
Options written	640	180,079
Options expired	(390)	(100,129)
Options closed	--	--
Options exercised	(20)	(9,340)
Outstanding at 12/31/2008	230	$ 70,610

At December 31, 2008, Macro 100 Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)

CF Industries Holding, Inc.	Put	January 2009	$ 45	20	$ 2,950	$ 11,790
Dean Foods Co.	Put	January 2009	12.5	30	150	4,860
PepsiCo, Inc.	Put	January 2009	50	20	450	4,890
Pioneer Natural Resources Co.	Put	January 2009	15	20	1,000	1,640
Procter & Gamble Co.	Call	January 2009	70	50	250	17,600
Questar Corp.	Put	January 2009	30	20	1,600	7,740
Ryder System, Inc.	Put	January 2009	30	20	350	5,590
Sempra Energy	Put	January 2009	40	20	1,250	3,490
Watson Pharmaceuticals, Inc.	Put	January 2009	22.5	30	75	4,935
NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$ 62,535

The following is a summary of New Economy Fund's written option activity for the year ended December 31, 2008:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2007	--	$ --
Options written	1,612	1,777,640
Options expired	(60)	(140,119)
Options closed	(1,079)	(1,114,405)
Options exercised	(400)	(490,935)
Outstanding at 12/31/2008	73	$ 32,181

At December 31, 2008, New Economy Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)

Salesforce.com Inc.	Call	January 2009	$ 30	60	$ 18,150	$ 6,270
Strayer Education Inc.	Call	January 2009	220	13	5,395	2,366
NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$ 8,636

The following is a summary of Real Strategies Fund's written option activity for the year ended December 31, 2008:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2007	235	$ 40,884
Options written	21,768	5,415,555
Options expired	(6,865)	(1,118,883)
Options closed	(8,935)	(2,072,787)
Options exercised	(4,062)	(1,814,016)
Outstanding at 12/31/2008	2,141	$ 450,753

At December 31, 2008, Real Strategies Fund had the following outstanding options:

PURCHASE OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)

Anadarko Petroleum Corp.	Put	January 2009	$ 45	60	$39,900	$ 9,599
Arch Coal, Inc.	Put	April 2009	30	100	141,000	(95,689)
Archer-Daniels-Midland Co.	Call	January 2009	35	100	500	2,900
CONSOL Energy, Inc.	Put	April 2009	40	100	138,000	(78,979)
EnCana Corp.	Call	January 2009	60	170	850	15,640
Freeport-McMoRan Copper & Gold, Inc.	Put	January 2009	22.5	200	17,700	37,219
Manitowoc Company, Inc.	Call	January 2009	12.5	38	95	1,767
Olin Corp.	Call	January 2009	20	400	8,000	30,800
Peabody Energy Corp.	Put	March 2009	40	100	176,000	(121,300)
Plum Creek Timber Company, Inc.	Call	January 2009	40	220	5,500	23,540
Praxair, Inc.	Call	January 2009	70	70	350	6,440
Questar Corp.	Call	January 2009	40	185	1,387	15,077
StatoilHydro	Call	January 2009	20	143	1,430	2,717
Tenaris	Call	January 2009	22.5	100	6,250	5,450
Ultra Petroleum Corp.	Call	January 2009	50	5	13	488
XTO Energy, Inc.	Put	February 2009	30	150	24,000	34,110
NET UNREALIZED DEPRECIATION ON PURCHASED OPTION CONTRACTS						$ (110,222)

The following is a summary of Situs Fund's written option activity for the year ended December 31, 2008:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2007	--	$ --
Options written	1,050	281,328
Options expired	(526)	(150,330)
Options closed	(100)	(19,700)
Options exercised	(424)	(111,298)
Outstanding at 12/31/2008	--	$ --

At December 31, 2008, Situs Fund had no outstanding options.

The following is a summary of Technical Opportunity Fund's written option activity for the period ended December 31, 2008:

Contracts	Number of Contracts	Premium

Outstanding at 5/1/08	--	$ --
Options written	3	592
Options expired	(3)	(592)
Options closed	--	--
Options exercised	--	--
Outstanding at 12/31/2008	--	$ --

At December 31, 2008, Technical Opportunity Fund had no outstanding options.

H. Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets, to the extent permitted by the 1940 Act or the rules or regulations thereunder, on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds, based on the prior day’s closing price. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds retain all or a portion of the interest received on investment of collateral or receive a fee from the borrower. Collateral is marked-to-market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although the loan is fully collateralized, if a borrower defaults, a Fund could lose money. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered to be illiquid investments. PFPC Trust Company (“PFPC”) serves as the sub-custodian for the securities lending program. PFPC retains a portion of the earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans.

As of December 31, 2008, the Funds had no securities on loan.

I. Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Trust’s Pricing Committee.

J. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

K. Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

L. Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Funds except as follows: Dividend Capture Fund, Income Equity Fund and Mortgage Securities Fund declare and pay dividends, if any, monthly; International Equity Fund, Macro 100 Fund, Mid Corp America Fund, New Economy Fund, Real Strategies Fund, Rotating Markets Fund, Situs Fund and Technical Opportunities Fund declare and pay dividends, if any, annually; and Growth Fund declares and pays dividends, if any, quarterly. Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are generally due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. foreign currency gain/loss, paydowns, distributions and income received from pass through investments, and net investment loss adjustments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales, straddles, and return of capital from investments.

Certain of the Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

M. Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses specific to a class are charged to that class. Except for the daily dividend Funds, expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. For the daily dividend Funds, expenses not directly attributable to a Fund are allocated pursuant to the “settled shares method.” Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

N. Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Withholding taxes on foreign interest, dividends and capital gains with respect to International Equity Fund, Real Strategies Fund, Situs Fund and Technical Opportunities Fund have been provided for in accordance with each applicable country’s tax rules and rates.

As of December 31, 2008, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Money Market Fund	$ 1,115,040,945	$ --	$ --	$ --
Ohio Municipal Money Market Fund	417,661,107	--	--	--
Tax-Free Money Market Fund	183,021,175	--	--	--
U.S. Treasury Money Market Fund	709,720,899	--	--	--
Dividend Capture Fund	99,827,617	1,305,277	(27,688,792)	(26,383,515)
Growth Fund	138,048,977	19,822,851	(19,696,671)	126,180
Income Equity Fund	121,792,563	5,068,439	(30,779,699)	(25,711,260)
International Equity Fund	241,133,426	10,863,507	(71,150,318)	(60,286,811)
Macro 100 Fund	21,111,989	365,809	(6,003,269)	(5,637,460)
Mid Corp America Fund	88,753,269	20,747,360	(14,341,182)	6,406,178
New Economy Fund	65,849,124	1,146,305	(26,478,236)	(25,331,931)
Real Strategies Fund	70,707,639	43,067	(36,028,051)	(35,984,984)
Rotating Markets Fund	36,403,215	91,439	(6,133,668)	(6,042,229)
Situs Fund	127,317,472	11,138,856	(45,765,636)	(34,626,780)
Technical Opportunities Fund	6,983,178	94,648	(854,124)	(759,476)
Fixed Income Securities Fund	181,184,792	11,900,132	(6,931,817)	4,968,315
Intermediate Government Income Fund	110,557,196	5,768,344	(6,755)	5,761,589
Michigan Tax-Free Fund	10,080,474	119,956	(167,998)	(48,042)
Mortgage Securities Fund	85,066,844	2,354,026	(1,490,485)	863,541
Ohio Tax-Free Fund	35,052,341	528,716	(367,871)	160,845
Short/Intermediate Fixed Income Securities Fund	80,645,223	869,019	(2,520,763)	(1,651,744)

As of December 31, 2008, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

Fund	Amount	Expires

Money Market Fund	$ 482,437	2011
Money Market Fund	3,032	2012
Money Market Fund	7,224	2013
Money Market Fund	921	2014
Money Market Fund	106	2015
Ohio Municipal Money Market Fund	463	2012
Ohio Municipal Money Market Fund	25,291	2013
Ohio Municipal Money Market Fund	7,739	2014
Ohio Municipal Money Market Fund	12,350	2015
Tax-Free Money Market Fund	231	2011
Tax-Free Money Market Fund	1,529	2012
Tax-Free Money Market Fund	5,818	2013
Tax-Free Money Market Fund	4,861	2014
Tax-Free Money Market Fund	1,434	2015
Tax-Free Money Market Fund	60,543	2016
Dividend Capture Fund	10,810,813	2016
Growth Fund	11,342,958	2016
Income Equity Fund	$ 3,400,693	2016
Macro 100 Fund	6,793,287	2016
Mid Corp America Fund	414,346	2016
New Economy Fund	2,180,297	2016
Real Strategies Fund	1,064,519	2016
Rotating Markets Fund	2,168,773	2016
Technical Opportunities Fund	1,554,752	2016
Intermediate Government Fund	81,075	2014
Michigan Tax-Free Fund	90,681	2014
Michigan Tax-Free Fund	2,213	2016
Mortgage Securities Fund	6,916	2016
Short/Intermediate Fixed Income Fund	1,451,394	2009
Short/Intermediate Fixed Income Fund	612,397	2013
Short/Intermediate Fixed Income Fund	1,409,364	2014
Short/Intermediate Fixed Income Fund	299,850	2015
Short/Intermediate Fixed Income Fund	850,465	2016

During the year ended December 31, 2008, the Money Market Fund, Ohio Municipal Money Market Fund and Intermediate Government Income Fund utilized $7,624, $12,293 and $191,185, respectively, in capital loss carryforwards.

The tax character of distributions paid during the fiscal year ended December 31, 2008, was as follows:

	Distributions Paid From*					Total Distributions Paid
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital

Money Market Fund	$ 17,903,379	$ --	$ 17,903,379	$ --	$ --	$ 17,903,379
Ohio Municipal Money Market Fund	169	--	169	5,197,163	--	5,197,332
Tax-Free Money Market Fund	9,683	--	9,683	1,602,565	--	1,612,248
U.S. Treasury Money Market Fund	6,897,594	--	6,897,594	--	--	6,897,594
Dividend Capture Fund	5,129,180	684,241	5,813,421	--	337,929	6,151,350
Growth Fund	236,787	22,437,499	22,674,286	--	--	22,674,286
Income Equity Fund	3,419,897	698,474	4,118,371	--	167,713	4,286,084
International Equity Fund	3,151,854	11,568,398	14,720,252	--	--	14,720,252
Macro 100 Fund	198,558	--	198,558	--	201	198,759
Mid Corp America Fund	73,319	4,059,748	4,133,067	--	27,537	4,160,604
New Economy Fund	--	--	--	--	43,917	43,917
Real Strategies Fund	366,931	--	366,931	--	198,955	565,886
Rotating Markets Fund	381,843	799,812	1,181,655	--	--	1,181,655
Situs Fund	116,307	3,579,072	3,695,379	--	--	3,695,379
Technical Opportunities Fund	--	--	--	--	29,784	29,784
Fixed Income Securities Fund	7,579,789	421,225	8,001,014	--	--	8,001,014
Intermediate Government Income Fund	4,448,925	--	4,448,925	--	--	4,448,925
Michigan Tax-Free Fund	--	--	--	242,724	--	242,724
Mortgage Securities Fund	3,285,385	71,572	3,356,957	--	--	3,356,957
Ohio Tax-Free Fund	17,591	39,040	56,631	975,082	--	1,031,713
Short/Intermediate Fixed Income Securities Fund	2,873,272	--	2,873,272	--	--	2,873,272

* The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during the fiscal year ended December 31, 2007, was as follows:

	Distributions Paid From*					Total Distributions Paid
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital

Money Market Fund	$ 42,857,867	$ --	$ 42,857,867	$ --	$ --	$ 42,857,867
Ohio Municipal Money Market Fund	--	--	--	5,745,472	--	5,745,472
Tax-Free Money Market Fund	--	--	--	1,138,465	--	1,138,465
U.S. Treasury Money Market Fund	29,462,694	--	29,462,694	--	--	29,462,694
Dividend Capture Fund	9,873,221	1,948,775	11,821,996	--	--	11,821,996
Growth Fund	817,137	48,635,079	49,452,216	--	--	49,452,216
Income Equity Fund	7,149,469	24,077,527	31,226,996	--	--	31,226,996
International Equity Fund	3,666,214	23,291,425	26,957,639	--	--	26,957,639
Macro 100 Fund	4,113,648	1,091,013	5,204,661	--	310	5,204,971
Mid Corp America Fund	3,695	13,173,458	13,177,153	--	--	13,177,153
New Economy Fund	45,313	22,526,892	22,572,205	--	--	22,572,205
Real Strategies Fund	1,000,020	--	1,000,020	--	--	1,000,020
Rotating Markets Fund	1,157,110	2,220,543	3,377,653	--	--	3,377,653
Situs Fund	1,126,641	11,422,483	12,549,124	--	--	12,549,124
Fixed Income Securities Fund	7,563,043	--	7,563,043	--	--	7,563,043
Intermediate Government Income Fund	4,496,108	--	4,496,108	--	--	4,496,108
Michigan Tax-Free Fund	--	--	--	523,115	--	523,115
Mortgage Securities Fund	3,562,906	218,791	3,781,697	--	--	3,781,697
Ohio Tax-Free Fund	--	14,339	14,339	1,058,127	--	1,072,466
Short/Intermediate Fixed Income Securities Fund	3,233,849	--	3,233,849	--	--	3,233,849

* The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

As of December 31, 2008, the components of accumulated earnings (deficit) were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)

Money Market Fund	$ --	$ --	$ --	$ --	$ --	$ (493,720)	$ --	$ (493,720)
Ohio Municipal Money Market Fund	--	--	--	--	--	(57,685)	--	(57,685)
Tax-Free Money Market Fund	--	--	--	--	--	(74,416)	--	(74,416)
U.S. Treasury Money Market Fund	--	41,992	--	41,992	--	--	--	41,992
Dividend Capture Fund	--	--	--	--	--	(21,463,363)	(26,383,515)	(47,846,878)
Growth Fund	--	23,489	--	23,489	--	(19,405,942)	126,180	(19,256,273)
Income Equity Fund	--	--	--	--	--	(10,776,020)	(25,711,260)	(36,487,280)
International Equity Fund	--	1,047,908	599,753	1,647,661	--	(2,146,979)	(60,301,767)	(60,801,085)
Macro 100 Fund	--	--	--	--	--	(6,962,751)	(5,574,925)	(12,537,676)
Mid Corp America Fund	--	--	--	--	--	(430,970)	6,406,178	5,975,208
New Economy Fund	--	--	--	--	--	(15,189,893)	(25,323,295)	(40,513,188)
Real Strategies Fund	--	--	--	--	--	(9,422,894)	(36,097,505)	(45,520,399)
Rotating Markets Fund	--	2,611	--	2,611	--	(5,850,596)	(6,042,229)	(11,890,214)
Situs Fund	--	--	348,300	348,300	--	(387,146)	(34,626,892)	(34,665,738)
Tehnical Opportunities Fund	--	--	--	--	--	(2,200,717)	(759,476)	(2,960,193)
Fixed Income Securities Fund	--	--	592,803	592,803	--	--	4,968,315	5,561,118
Intermediate Government Income Fund	--	--	--	--	(7,482)	(81,075)	5,761,589	5,673,032
Michigan Tax-Free Fund	--	--	--	--	--	(103,327)	(48,042)	(151,369)
Mortgage Securities Fund	--	48,794	--	48,794	--	(251,229)	863,541	661,106
Ohio Tax-Free Fund	30	--	--	30	--	(40,135)	160,845	120,740
Short/Intermediate Fixed Income Securities Fund	--	--	--	--	(919)	(4,631,191)	(1,651,744)	(6,283,854)

* The differences between the book-basis unrealized appreciation (depreciation) are attributable primarily to: tax deferral of losses on wash sales, the differences between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise of the first business day of the Funds' next taxable year. For the year ended December 31, 2008, the Funds deferred post-October capital losses and post-October currency losses as follows:

Fund	Post- October Losses

Ohio Municipal Money Market Fund	$ 11,842
Dividend Capture Fund	10,652,550
Growth Fund	8,062,984
Income Equity Fund	7,290,880
International Equity Fund	2,146,979
Macro 100 Fund	169,464
Mid Corp America Fund	16,624
New Economy Fund	13,009,596
Real Strategies Fund	8,358,375
Rotating Markets Fund	3,681,823
Situs Fund	387,146
Technical Opportunities Fund	645,965
Michigan Tax-Free Fund	10,433
Mortgage Securities Fund	244,313
Ohio Tax-Free Fund	40,135
Short/Intermediate Fixed Income Securities Fund	7,721

The Funds comply with FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing each Fund's tax return to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. FIN 48 includes a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax (i.e., the last four tax year ends and the interim tax period since then). FIN 48 did not impact the Funds’ net assets or result of operations.

(3) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--The Advisor, a subsidiary of The Huntington National Bank, serves as the Funds’ investment adviser. The Advisor receives a fee for its services, computed daily and paid monthly, based on a percentage of each Fund’s average daily net assets as listed below:

Fund	Annual Rate

U.S. Treasury Money Market Fund	0.20%
Dividend Capture Fund	0.75%
Growth Fund	0.60%
Income Equity Fund	0.60%
International Equity Fund	1.00%
Macro 100 Fund	0.75%
Mid Corp America Fund	0.75%
New Economy Fund	0.85%
Real Strategies Fund	0.75%
Rotating Markets Fund	0.50%
Situs Fund	0.75%
Technical Opportunities Fund	0.75%
Fixed Income Securities Fund	0.50%
Intermediate Government Income Fund	0.50%
Michigan Tax-Free Fund	0.50%
Mortgage Securities Fund	0.50%
Ohio Tax-Free Fund	0.50%
Short/Intermediate Fixed Income Securities Fund	0.50%

For the Money Market Fund, Ohio Municipal Money Market Fund and Tax-Free Money Market Fund, the Advisor receives a fee for its services, computed daily and paid monthly, based on a percentage of each Fund’s average daily net assets on a tiered basis, as listed below:

Tiered	Annual Rate

Up to $500 million	0.30%
On the next $500 million	0.25%
In excess of $1 billion	0.20%

Huntington and the Advisor may also pay out of their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Funds.

Consulting Fee--Laffer Investments, Inc. acts as a consultant (“the Consultant”) to the Advisor for Macro 100 Fund. The Advisor pays the Consultant a fee for its services. Neither the Trust nor the Macro 100 Fund is liable for payment of this fee. Prior to September 1, 2008, the Consultant was a sub-investment advisor of Macro 100 Fund and received a fee from the Advisor for its services.

Administrative and Financial Administration Fees--Huntington is the Administrator to the Trust, and Federated Services Company (“FServ”) is the Sub-Administrator. As Administrator, Huntington provides the Funds with certain administrative services. As Sub-Administrator, FServ provides the Funds with certain administrative personnel, and generally assists with the provision of administrative services necessary to operate the Funds. The Administrator pays the Sub-Administrator a fee for its services on behalf of the Trust. Huntington also provides portfolio accounting services to the Funds. Huntington has sub-contracted certain fund accounting services to Citi Fund Services Ohio, Inc. (“Citi” or “Sub-Financial Administrator”). Citi is paid directly by Huntington, not the Funds, for these services. The fees paid for administrative, sub-administrative, financial administrative and sub-financial administrative services are based on the level of average net assets of each Fund for the period, subject to minimum fees in certain circumstances. FServ and Edgewood Services, Inc. (“Edgewood”), the Trust’s distributor, are wholly-owned subsidiaries of Federated Investors, Inc.

Huntington provides administrative and financial administration and accounting services at the following annual rate on a tiered basis:

Maximum Administrative Fee	Average Daily Net Assets of the Trust

0.1835%	On the first $4 billion
0.1650%	On the next $2 billion
0.1575%	On the next $2 billion
0.1450%	On assets in excess of $8 billion

There is no minimum annual fee per fund or class of shares.

Prior to December 1, 2008, Huntington provided administrative services at the following annual rate:

Maximum Administrative Fee	Average Daily Net Assets of the Trust

0.1350%	On the first $4 billion
0.1250%	On the next $3 billion
0.1150%	On assets in excess of $7 billion

Prior to December 1, 2008, Huntington provided accounting services to the Funds. For these services, Huntington was paid an annual fee of 0.0425% on the daily average net assets of the Trust.

Distribution and Shareholder Services Fees--The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Funds will compensate Edgewood, the Funds’ distributor, for distribution services in connection with Investment A Shares and Investment B Shares not to exceed 0.25% and 0.75% of the daily net assets of each Fund’s Investment A Shares and Investment B Shares, respectively. Investment A Shares and Trust Shares are also subject to either a shareholder servicing administrative fee of 0.25% of each class’ average daily net assets to be paid to Huntington or a shareholder services fee not to exceed 0.25% of the daily net assets of such shares to be paid to Edgewood. Investment B Shares are subject to a shareholder services fee not to exceed 0.25% of the daily net assets of such shares. Trust Shares are not subject to Rule 12b-1 fees. For the year ended December 31, 2008, Huntington and its affiliates received $10,003,407 in shareholder service fees. For the year ended December 31, 2008, Edgewood received commissions of $353,865 earned on sales of Investment A Shares and from redemption of Investment A and Investment B Shares, of which $330,935 was re-allowed to affiliated broker-dealers of the Funds.

Transfer and Dividend Disbursing Agent Fees and Expense--Unified Fund Services, Inc. (“Unified”), a subsidiary of Huntington, is transfer and dividend disbursing agent for the Funds. For its services, Unified receives a yearly fixed amount per shareholder account, subject to a yearly minimum fee of $12,000 for each of the Funds. Unified is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Custodian Fees--Huntington serves as custodian to each of the Funds, except International Equity Fund’s, Real Strategies Fund’s, Situs Fund’s and Technical Opportunities Fund’s foreign assets. State Street Bank and Trust Company serves as custodian for International Equity Fund. The Bank of New York Mellon serves as sub-custodian of Real Strategies Fund’s, Situs Fund’s and Technical Opportunities Fund’s foreign assets. Huntington, State Street Bank and Trust Company and Bank of New York Mellon receive fees based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

Compliance Services--The Trust has contracted with Huntington to provide a Chief Compliance Officer to the Trust, for which it pays Huntington $125,000 annually.

General--Certain of the officers of the Trust are Officers, Directors and/or Trustees of the above companies.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in a certain affiliated money market fund which is managed by the Advisor. Income distributions earned from investments in this fund are recorded as income in the accompanying financial statements. A summary of each Fund’s investment in such affiliated money market fund (Huntington Money Market Fund) is set forth below:

Fund	12/31/07 Market Value	Purchases	Sales	12/30/08 Market Value	Income

Dividend Capture Fund	$ 538,124	$ 26,408,760	$ (25,880,435)	$ 1,066,449	$ 23,995
Growth Fund	6,006,198	56,022,267	(57,225,544)	4,802,921	162,483
Income Equity Fund	1,598,478	19,770,445	(20,544,798)	824,125	23,931
Macro 100 Fund	804,497	9,081,529	(9,495,764)	390,262	7,102
Mid Corp America Fund	6,424,192	38,939,059	(38,511,222)	6,852,029	93,883
New Economy Fund	10,479,574	61,462,810	(69,672,150)	2,270,234	120,674
Real Strategies Fund	5,958,210	48,766,164	(54,723,775)	599	153,832
Rotating Markets Fund	1,891,032	31,497,624	(31,827,613)	1,561,043	37,270
Situs Fund	1,760,260	49,932,513	(51,109,062)	583,711	88,042
Technical Opportunities Fund*	--	4,409,060	(3,778,104)	630,956	6,228
Fixed Income Securities Fund	9,134,936	72,538,375	(78,770,297)	2,903,014	104,320
Intermediate Government Income Fund	2,262,283	49,152,500	(48,114,076)	3,300,707	47,492
Mortgage Securities Fund	1,460,058	18,473,082	(16,780,731)	3,152,409	39,192
Short/Intermediate Fixed Income Securities Fund	1,704,855	44,148,498	(42,721,072)	3,132,281	57,397

* Fund commenced operations on May 1, 2008.

(4) Rotating Markets Fund and Real Strategies Fund Structure

Rotating Markets Fund and Real Strategies Fund (“Investing Funds”), in accordance with their prospectuses, seek to achieve their investment objectives by investing in other investment companies (“Underlying Funds”) with similar investment objectives. As a result, investors in the Investing Funds incur expenses of both the Investing Funds and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

(5) Investment Transactions

Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities, for the year ended December 31, 2008, were as follows:

Fund	Purchases	Sales

Dividend Capture Fund	$ 65,920,681	$ 74,038,240
Growth Fund	159,520,431	175,150,239
Income Equity Fund	119,410,298	127,704,687
International Equity Fund	76,329,325	55,513,671
Macro 100 Fund	76,758,254	87,269,889
Mid Corp America Fund	23,724,752	32,457,332
New Economy Fund	103,090,148	114,887,335
Real Strategies Fund	83,173,219	37,564,880
Rotating Markets Fund	97,114,078	99,610,267
Situs Fund	48,546,906	22,758,860
Technical Opportunities Fund	18,302,076	9,747,088
Fixed Income Securities Fund	36,564,842	17,436,017
Michigan Tax-Free Fund	3,419,021	5,891,426
Mortgage Securities Fund	2,979,745	2,156,047
Ohio Tax-Free Fund	6,704,945	9,096,504
Short/Intermediate Fixed Income Securities Fund	26,435,160	21,869,225

Purchases and sales of long-term U.S. government securities, for the year ended December 31, 2008, were as follows:

Fund	Purchases	Sales

Fixed Income Securities Fund	$ 15,873,736	$ 38,888,211
Intermediate Government Income Fund	29,671,635	35,282,475
Mortgage Securities Fund	7,958,718	10,428,969
Short/Intermediate Fixed Income Securities Fund	12,027,550	20,819,365

(6) Concentration of Credit Risk

Since each of Ohio Municipal Money Market Fund, Michigan Tax-Free Fund and Ohio Tax-Free Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2008, the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies, as indicated on each Fund’s Portfolio of Investments.

(7) Other Tax Information (unaudited)

For the year ended December 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

For the year ended December 31, 2008, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income

Dividend Capture Fund	68%
Growth Fund	100%
Income Equity Fund	100%
International Equity Fund	100%
Macro 100 Fund	100%
Mid Corp America Fund	100%
Real Strategies Fund	99%
Rotating Markets Fund	100%
Situs Fund	53%

For the taxable year ended December 31, 2008, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Deduction Received

Dividend Capture Fund	71%
Growth Fund	100%
Income Equity Fund	100%
Macro 100 Fund	100%
Mid Corp America Fund	100%
Real Strategies Fund	83%
Rotating Markets Fund	93%
Situs Fund	74%

The Funds designate the following amounts as long term capital gain distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earning and profits distributed to shareholders on redemption of shares.

Fund	Long Term Capital Gains Paid Amount

Dividend Capture Fund	$ 684,241
Growth Fund	22,437,499
Income Equity Fund	698,474
International Equity Fund	11,568,398
Mid Corp America Fund	4,059,748
Rotating Markets Fund	799,812
Situs Fund	3,579,072
Fixed Income Securities Fund	421,225
Mortgage Securities Fund	71,572
Ohio Tax-Free Fund	39,040

The International Equity Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2008 are as follows:

	Foreign Source Income	Foreign Tax Expense

International Equity Fund	$0.34	$0.02

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2008. These shareholders will receive more detailed information along with their 2008 Form 1099-DIV.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The Huntington Funds

We have audited the accompanying statements of assets and liabilities of the Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington Tax-Free Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Dividend Capture Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington International Equity Fund, Huntington Macro 100 Fund, Huntington Mid Corp America Fund, Huntington New Economy Fund, Huntington Real Strategies Fund, Huntington Rotating Markets Fund, Huntington Situs Fund (formerly Huntington Situs Small Cap Fund), Huntington Technical Opportunities Fund, Huntington Fixed Income Securities Fund, Huntington Intermediate Government Income Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, and Huntington Short/Intermediate Fixed Income Securities Fund (twenty-one of the portfolios constituting The Huntington Funds, collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2008, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios referred to above of The Huntington Funds at December 31, 2008, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP

Columbus, Ohio
February 19, 2009

The following tables give information about Independent Trustees (Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act), Interested Trustees (Trustees who are “interested persons” of the Trust, as defined in the 1940 Act) and the senior officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Unless otherwise noted, the business address of each person listed below is c/o The Huntington Funds, 2960 North Meridian Street, Suite 300, Attention: Huntington Trust Officer, Indianapolis, IN. Unless otherwise noted, each officer is elected annually. The Huntington Funds consists of 33 portfolios. Each Trustee serves as Trustee for all portfolios of The Huntington Funds. The Funds’ Statement of Additional Information includes additional information about The Huntington Funds’ Trustees and is available, without charge and upon request, by calling 1-800-253-0412.

Board of Trustees and Trust Officers

Interested Trustees’ Background

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

B. Randolph Bateman* Age: 59 PRESIDENT AND TRUSTEE Began Serving: February 2008

Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (February 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

Other Directorships Held: None.

Thomas J. Westerfield** Age: 53 TRUSTEE Began serving: January 2001	Principal Occupation: Since August 2005, of Counsel, Dinsmore & Shohl LLP (law firm). Previous Position: From 1993 to 2005, of Counsel, Cors & Bassett LLC (law firm). Other Directorships Held: None.

* B. Randolph Bateman became a Trustee effective February 14, 2008. He has been deemed an Interested Trustee due to the positions he holds with The Huntington National Bank and its subsidiaries.

** Thomas J. Westerfield has been deemed an Interested Trustee due to the position he holds with Dinsmore & Shohl LLP, which may be retained to provide legal services to Huntington.

Independent Trustees’ Background

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

David S. Schoedinger* Age: 66 CHAIRMAN OF THE BOARD and TRUSTEE Began serving: June 1999

Principal Occupation: Since 1965, Chairman of the Board, Schoedinger Funeral Service. Since 1987, CEO, Schoedinger Financial Services, Inc.

Previous Position: From 1992 to 1993, President, Board of Directors of National Selected Morticians (national trade association for morticians).

Other Directorships Held: None.

Tadd C. Seitz Age: 67 TRUSTEE Began serving: July 2006

Principal Occupation: Retired

Previous Positions: Chairman and Chief Executive Officer, the Scotts Company (June 1983 - March 1995); Interim Chief Executive Officer (February 1996 - July 1996).

Other Directorships Held: None.

Mark D. Shary Age: 48 TRUSTEE Began serving: July 2006

Principal Occupations: Private investor (2007 to present).

Previous Position: President, Bostech Corporation (2000 - 2002); Chief Executive Officer and President, Best-Transport.com, Inc. (2003 to 2007).

Other Directorships Held: None.

William H. Zimmer, III Age: 55 TRUSTEE Began Serving: December 2006

Principal Occupation: Assistant Treasurer, Dana Corporation (September 2006 to present) (manufacturing).

Previous Positions: Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to January 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003).

Other Directorships Held: None.

* David S. Schoedinger became Chairman of the Funds on April 30, 2003.

OFFICERS

Name Age Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Positions

Charles L. Davis, Jr. Age: 48 1001 Liberty Avenue Pittsburgh, PA CHIEF EXECUTIVE OFFICER Began Serving: April 2003

Principal Occupations: Director of Mutual Fund Services, Federated Services Company; Senior Vice President, Federated Securities Corp.; President, Edgewood Services, Inc. and President, Southpointe Distribution Services Inc.

Previous Positions: Director of Sales Administration, Federated Securities Corp.; Director of Business Development, Federated Services Company; Business Manager, Mutual Fund Services, Federated Services Company; Director of Investor Relations, MNC Financial, Inc.; and Vice President, Maryland National Bank.

David R. Carson Age: 50 3805 Edwards Road, Suite 3805 Cincinnati, OH CHIEF COMPLIANCE OFFICER and ANTI-MONEY LAUNDERING OFFICER Began Serving: September 2005

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer of the Trust (September 2005 to present).

Previous Positions: Treasurer and Assistant Treasurer of the Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Group Marketing Manager, Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

George M. Polatas Age: 46 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT Began Serving: July 2003	Principal Occupations: Assistant Vice President, Federated Services Company; Vice President and Treasurer of various Funds distributed by Edgewood Services, Inc. (January 1997 to present).

Christopher E. Sabato Age: 40 3435 Stelzer Road Columbus, OH TREASURER Began Serving: May 2005	Principal Occupation: Senior Vice President Fund Services, Citi Fund Services Ohio, Inc. (February 1993 to present).

Alicia G. Powell Age: 33 1001 Liberty Avenue Pittsburgh, PA SECRETARY Began Serving: May 2007	Principal Occupation: Partner, Reed Smith LLP (January 2008 to present). Previous Position: Associate, Reed Smith LLP (September 2000 to January 2008).

Investment Contract Review Disclosure

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS FOR THE HUNTINGTON FUNDS (the “Funds”)

The Board of Trustees (the “Board”) is responsible for determining whether to approve the Funds’ investment advisory agreements. At meetings held on August 6 and 7, 2008, the Board, including a majority of the independent Trustees, approved the investment advisory agreements (the “Advisory Agreements”) between Huntington Asset Advisors, Inc. (the “Advisor”) and the Funds. Pursuant to the Advisory Agreements between the Advisor and the Funds, the Advisor provides advisory services to the Funds.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each of the Advisory Agreements, the Board, including a majority of the independent Trustees, considered many factors, the most material of which were: (1) the nature of the services provided to the Funds by the Advisor in relation to the advisory fees; (2) the individual performance of the Funds; (3) the Advisor’s costs and the profits realized through providing the Funds with advisory services; (4) whether the Advisor has realized or may realize economies of scale in providing services to the Funds and if these economies are shared with the Funds; and (5) a comparison of the fees and performance of comparable funds.

Nature, Extent and Quality of Services in Relation to the Advisory Fees--In considering the nature, extent and quality of the services provided by the Advisor, the Board reviewed information relating to the Advisor’s operations and personnel. Among other things, the Advisor provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff on a Fund-by-Fund basis, and financial information. The Trustees also took into account the financial condition of the Advisor with respect to its ability to provide the services required under the Advisory Agreements. The Board determined that the nature, extent and quality of the services provided by the Advisor, in relation to the Advisory fees, were acceptable.

Individual Performance of the Funds--The Board reviewed the Funds’ performance record and the Advisors’ management styles and long-term performance records with the Funds in relation to comparable funds and appropriate benchmarks. The Board noted that the Board reviews on a quarterly basis detailed information about the Funds’ performance. The Board also reviewed various comparative data for each of the Funds provided to them in connection with their consideration of the renewal of the Advisory Agreements, including, among other information, each Fund’s performance compared to similar funds based on information provided by Lipper, Inc. (“Lipper”) for the one-, three-, five- and ten-year periods ending June 30, 2008 or May 31, 2008, as applicable.

Advisor’s Costs and the Profits Realized Through Providing the Funds With Advisory Services--In considering the reasonableness of the advisory fees, the Board reviewed information provided by the Advisor setting forth all revenues and other benefits, both direct and indirect, received by the Advisor and its affiliates attributable to managing each of the Funds individually, the cost of providing such services and the resulting profitability to the Advisor and its affiliates from these relationships. The Trustees determined that the profitability of the Advisor was acceptable in relation to the nature and quality of services provided to the Funds.

Economies of Scale in Providing Services to the Funds and Whether These Economies Are Shared With the Funds--The Board also considered the effect of the Funds’ growth and size on their performance and fees. The Board noted that, as of May 1, 2009, each Advisory Agreement would be subject to a breakpoint schedule under which the advisory fee would be reduced incrementally when asset levels exceed $500 million, $1 billion and over $1 billion. The Board noted that the Funds’ Advisory Agreements will reflect the implementation of the investment advisory fee breakpoints for each respective Fund. The Board further noted that the Money Market Fund, Ohio Municipal Money Market Fund and Tax-Free Money Market Fund previously had advisory fee breakpoints in place. In addition, the Board also noted that the administration fee charged to all of the Funds included fee breakpoints, which allowed the Funds to realize economies of scale as the assets of the Funds increased over time.

Comparison of the Fees and Performance of Comparable Funds--With respect to the Funds’ performance and fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board used peer group information for bank distributed funds provided by Morningstar with respect to its comparable fee analysis for the Funds’ Trust Shares. The Board considered performance information based on the performance of the Funds’ Trust Shares, and considered the performance of Investment A Shares where Trust Shares did not exist. The Board also received information concerning fees charged by the Advisor to other accounts, but did not consider that information to be as relevant in light of the differences in services provided.

Other Considerations--The Board also requests and receives substantial and detailed information about the Funds and the Advisor on a regular basis. The Advisor provides much of this information at each regular meeting of the Board and furnishes additional reports in connection with the Board’s formal review of the Advisory Agreements. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the Advisory Agreements is informed by reports covering such matters as: the Advisor’s investment philosophy, personnel, and processes; operating strategies; the Funds’ short- and long term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance. The Board also considered reports concerning the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the Funds by the Advisor and its affiliates; compliance and audit reports concerning the Funds (including communications from regulatory agencies), as well as the Advisor’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Funds and/or the Advisor are responding to them. In the course of their deliberations regarding the Advisory Agreements, the Board also evaluated, among other things, the Advisor’s ability to supervise each of the Funds’ other service providers and its compliance program.

The Board based its decision to approve the Advisory Agreements on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to each of the Funds, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the Advisory Agreements reflects its determination that the Advisor’s performance and actions provide an acceptable basis to support the decision to continue the existing arrangements.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decisions. In each case, the Board concluded that the Funds’ performance was acceptable and that the Funds’ advisory and total fees were reasonable in light of the quality and nature of services provided by the Advisor and its affiliates.

In approving the Advisory Agreements, the Board determined not to renew the investment subadvisory agreement between the Advisor and Laffer Investments, Inc. (“Laffer”) with respect to the Macro 100 Fund. The Advisor subsequently assumed day-to-day management of the Fund.

Huntington Dividend Capture Fund

Among other data considered, the Board noted that the Fund outperformed its Lipper peer group for the one-year period ended June 30, 2008, and underperformed its benchmark for the same one-year period. The Fund underperformed both its Lipper peer group and its benchmark for the three- and five-year periods ended June 30, 2008. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Fixed Income Securities Fund

Among other data considered, the Board noted that the Fund outperformed its Lipper peer group for the one-, three-, and five-year periods ended June 30, 2008, and underperformed its benchmark for the same periods. The Fund underperformed both its Lipper peer group and its benchmark for the ten-year period ended June 30, 2008. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Growth Fund

Among other data considered, the Board noted that the Fund outperformed both its Lipper peer group and its benchmark for the one-, three-, and five-year periods ended June 30, 2008. The Fund outperformed its benchmark for the ten-year period ended June 30, 2008, and underperformed its Lipper peer group for the same period. The Board also noted that the Fund’s combined net advisory fee and administrative fee is below the median of its peer group and the Fund’s total expenses were above the median of its peer group.

Huntington Income Equity Fund

Among other data considered, the Board noted that the Fund underperformed both its Lipper peer group and its benchmark for the one-, three-, five- and ten-year periods ended June 30, 2008. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the median of its peer group.

Huntington Intermediate Government Income Fund

Among other data considered, the Board noted that the Fund outperformed its Lipper peer group for the one-, three-, five- and ten-year periods ended June 30, 2008. The Fund underperformed its benchmark for the same periods. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington International Equity Fund

Among other data considered, the Board noted that the Fund outperformed its Lipper peer group and its benchmark for the one-, three- and five-year periods ended June 30, 2008. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Macro 100 Fund

Among other data considered, the Board noted that the Fund underperformed its Lipper peer group and its benchmark for the one- and three-year periods ended June 30, 2008. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Michigan Tax-Free Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark and Lipper peer group for the one-, three-, five- and ten-year periods ended June 30, 2008. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Mid Corp America Fund

Among other data considered, the Board noted that the Fund outperformed its Lipper peer group for the one- and five-year periods ended June 30, 2008, and underperformed its Lipper peer group for the same three-year period. The Fund underperformed its benchmark for the one-, three- and five-year periods ended June 30, 2008. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Money Market Fund

Among other data considered, the Board noted that the Fund underperformed its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2008. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Mortgage Securities Fund

Among other data considered, the Board noted that the Fund outperformed its Lipper peer group for the one-, three-, five- and ten-year periods ended June 30, 2008. The Fund underperformed its benchmark for the same periods. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington New Economy Fund

Among other data considered, the Board noted that the Fund underperformed its Lipper peer group for the one- and three-year periods ended June 30, 2008, and outperformed its Lipper peer group for the same five-year period. The Fund underperformed its benchmark for the one-, three- and five-year periods ended June 30, 2008. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Ohio Municipal Money Market Fund

Among other data considered, the Board noted that the Fund underperformed its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2008. The Board also noted that the Fund’s combined net advisory fee and administrative fee and the Fund’s total expenses were above the median of its peer group.

Huntington Ohio Tax-Free Fund

Among other data considered, the Board noted that the Fund outperformed its Lipper peer group for the one-year period ended June 30, 2008, and underperformed its Lipper peer group for the same three-, five- and ten-year periods. The Fund underperformed its benchmark for the one-, three-, five- and ten-year periods ended June 30, 2008. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Real Strategies Fund

Among other data considered, the Board noted that inception date of the Fund was May 1, 2007, and that the Fund outperformed its Lipper peer group for the one-year period ended May 31, 2008, and outperformed its benchmark for the one-year period ended June 30, 2008. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group

Huntington Rotating Markets Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended June 30, 2008. The Fund underperformed its Lipper peer group for the one-year period ended June 30, 2008, but outperformed its Lipper peer group for the same three- and five-year periods. The Board also noted that the Fund’s combined net advisory fee and administrative fee was at the median of its peer group and the Fund’s total expenses were below the median.

Huntington Short/Intermediate Fixed Income Securities Fund

Among other data considered, the Board noted that the Fund outperformed its Lipper peer group for the one- and three-year periods ended June 30, 2008, and underperformed its Lipper peer group for the same five- and ten-year periods. The Fund underperformed its benchmark for the one-, three-, five- and ten-year periods ended June 30, 2008. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Situs Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark and Lipper peer group for the one-, three- and five-year periods ended June 30, 2008. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Huntington Technical Opportunities Fund

Among other data considered, the Board noted that the Fund outperformed its index for the since-inception period beginning May 1, 2008. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group for the since-inception period.

Huntington U.S. Treasury Money Market Fund

Among other data considered, the Board noted that the Fund underperformed its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2008. The Board also noted that the Fund’s combined net advisory fee and administrative fee and total expenses were above the medians of its peer group.

Supplemental Information (Unaudited)

Shareholder Expense Example

Fund Expenses--As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2008 to December 31, 2008.

Actual Expenses--The “actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes--The “hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During Period(1)	Annualized Expense Ratio

Money Market Fund

Trust	Actual	$1,000.00	$1,005.70	$4.18	0.83%
	Hypothetical (2)	$1,000.00	$1,020.83	$4.22	0.83%

Investment A	Actual	$1,000.00	$1,004.50	$5.39	1.07%
	Hypothetical (2)	$1,000.00	$1,019.62	$5.45	1.07%

Investment B	Actual	$1,000.00	$1,002.40	$7.00	1.39%
	Hypothetical (2)	$1,000.00	$1,018.01	$7.08	1.39%

Interfund	Actual	$1,000.00	$1,007.00	$2.93	0.58%
	Hypothetical (2)	$1,000.00	$1,022.08	$2.95	0.58%

Ohio Municipal Money Market Fund

Trust	Actual	$1,000.00	$1,008.50	$4.29	0.85%
	Hypothetical (2)	$1,000.00	$1,020.73	$4.33	0.85%

Investment A	Actual	$1,000.00	$1,007.30	$5.55	1.10%
	Hypothetical (2)	$1,000.00	$1,019.47	$5.60	1.10%

Tax-Free Money Market Fund

Trust	Actual	$1,000.00	$1,008.80	$4.49	0.89%
	Hypothetical (2)	$1,000.00	$1,020.53	$4.53	0.89%

Investment A	Actual	$1,000.00	$1,007.50	$5.75	1.14%
	Hypothetical (2)	$1,000.00	$1,019.27	$5.80	1.14%

U.S. Treasury Money Market Fund

Trust	Actual	$1,000.00	$1,002.50	$3.02	0.60%
	Hypothetical (2)	$1,000.00	$1,021.98	$3.05	0.60%

Investment A	Actual	$1,000.00	$1,001.70	$3.62	0.72%
	Hypothetical (2)	$1,000.00	$1,021.38	$3.66	0.72%

Dividend Capture Fund

Trust	Actual	$1,000.00	$772.70	$5.97	1.34%
	Hypothetical (2)	$1,000.00	$1,018.26	$6.82	1.34%

Investment A	Actual	$1,000.00	$772.60	$7.08	1.59%
	Hypothetical (2)	$1,000.00	$1,017.01	$8.09	1.59%

Investment B	Actual	$1,000.00	$769.70	$9.30	2.09%
	Hypothetical (2)	$1,000.00	$1,014.49	$10.64	2.09%

Growth Fund

Trust	Actual	$1,000.00	$667.90	$4.95	1.18%
	Hypothetical (2)	$1,000.00	$1,019.07	$6.01	1.18%

Investment A	Actual	$1,000.00	$667.10	$5.99	1.43%
	Hypothetical (2)	$1,000.00	$1,017.81	$7.28	1.43%

Investment B	Actual	$1,000.00	$665.70	$8.08	1.93%
	Hypothetical (2)	$1,000.00	$1,015.30	$9.82	1.93%

Income Equity Fund

Trust	Actual	$1,000.00	$768.30	$5.29	1.19%
	Hypothetical (2)	$1,000.00	$1,019.02	$6.06	1.19%

Investment A	Actual	$1,000.00	$767.80	$6.40	1.44%
	Hypothetical (2)	$1,000.00	$1,017.76	$7.33	1.44%

Investment B	Actual	$1,000.00	$765.60	$8.61	1.94%
	Hypothetical (2)	$1,000.00	$1,015.25	$9.87	1.94%

International Equity Fund

Trust	Actual	$1,000.00	$632.00	$6.60	1.61%
	Hypothetical (2)	$1,000.00	$1,016.91	$8.20	1.61%

Investment A	Actual	$1,000.00	$630.70	$7.62	1.86%
	Hypothetical (2)	$1,000.00	$1,015.65	$9.47	1.86%

Investment B	Actual	$1,000.00	$629.10	$9.66	2.36%
	Hypothetical (2)	$1,000.00	$1,013.14	$12.01	2.36%

Macro 100 Fund

Trust	Actual	$1,000.00	$772.90	$7.71	1.73%
	Hypothetical (2)	$1,000.00	$1,016.30	$8.81	1.73%

Investment A	Actual	$1,000.00	$772.10	$8.82	1.98%
	Hypothetical (2)	$1,000.00	$1,015.05	$10.08	1.98%

Investment B	Actual	$1,000.00	$769.80	$11.03	2.48%
	Hypothetical (2)	$1,000.00	$1,012.53	$12.62	2.48%

Mid Corp America Fund

Trust	Actual	$1,000.00	$658.80	$5.59	1.34%
	Hypothetical (2)	$1,000.00	$1,018.26	$6.82	1.34%

Investment A	Actual	$1,000.00	$658.30	$6.63	1.59%
	Hypothetical (2)	$1,000.00	$1,017.01	$8.09	1.59%

Investment B	Actual	$1,000.00	$656.30	$8.70	2.09%
	Hypothetical (2)	$1,000.00	$1,014.49	$10.64	2.09%

New Economy Fund

Trust	Actual	$1,000.00	$511.00	$5.66	1.49%
	Hypothetical (2)	$1,000.00	$1,017.51	$7.58	1.49%

Investment A	Actual	$1,000.00	$510.10	$6.60	1.74%
	Hypothetical (2)	$1,000.00	$1,016.25	$8.86	1.74%

Investment B	Actual	$1,000.00	$509.00	$8.50	2.24%
	Hypothetical (2)	$1,000.00	$1,013.74	$11.40	2.24%

Real Strategies Fund

Trust	Actual	$1,000.00	$435.80	$4.98	1.38%
	Hypothetical (2)	$1,000.00	$1,018.06	$7.02	1.38%

Investment A	Actual	$1,000.00	$435.70	$5.88	1.63%
	Hypothetical (2)	$1,000.00	$1,016.81	$8.30	1.63%

Investment B	Actual	$1,000.00	$434.50	$7.68	2.13%
	Hypothetical (2)	$1,000.00	$1,014.29	$10.84	2.13%

Rotating Markets Fund

Trust	Actual	$1,000.00	$665.90	$5.15	1.23%
	Hypothetical (2)	$1,000.00	$1,018.82	$6.26	1.23%

Investment A	Actual	$1,000.00	$665.10	$6.24	1.49%
	Hypothetical (2)	$1,000.00	$1,017.51	$7.58	1.49%

Investment B	Actual	$1,000.00	$663.60	$8.36	2.00%
	Hypothetical (2)	$1,000.00	$1,014.95	$10.18	2.00%

Situs Fund

Trust	Actual	$1,000.00	$661.60	$5.76	1.38%
	Hypothetical (2)	$1,000.00	$1,018.06	$7.02	1.38%

Investment A	Actual	$1,000.00	$660.40	$6.80	1.63%
	Hypothetical (2)	$1,000.00	$1,016.81	$8.30	1.63%

Investment B	Actual	$1,000.00	$658.40	$8.88	2.13%
	Hypothetical (2)	$1,000.00	$1,014.29	$10.84	2.13%

Technical Opportunities Fund

Trust	Actual	$1,000.00	$666.50	$11.60	2.77%
	Hypothetical (2)	$1,000.00	$1,011.07	$14.10	2.77%

Investment A	Actual	$1,000.00	$665.20	$13.77	3.29%
	Hypothetical (2)	$1,000.00	$1,008.46	$16.75	3.29%

Investment B	Actual	$1,000.00	$663.50	$18.15	4.34%
	Hypothetical (2)	$1,000.00	$1,003.18	$22.09	4.34%

Fixed Income Securities Fund

Trust	Actual	$1,000.00	$1,041.20	$5.49	1.07%
	Hypothetical (2)	$1,000.00	$1,019.62	$5.45	1.07%

Investment A	Actual	$1,000.00	$1,039.90	$6.77	1.32%
	Hypothetical (2)	$1,000.00	$1,018.36	$6.72	1.32%

Investment B	Actual	$1,000.00	$1,036.90	$9.32	1.82%
	Hypothetical (2)	$1,000.00	$1,015.85	$9.26	1.82%

Intermediate Government Income Fund

Trust	Actual	$1,000.00	$1,064.20	$5.60	1.08%
	Hypothetical (2)	$1,000.00	$1,019.57	$5.50	1.08%

Investment A	Actual	$1,000.00	$1,062.80	$6.90	1.33%
	Hypothetical (2)	$1,000.00	$1,018.31	$6.77	1.33%

Investment B	Actual	$1,000.00	$1,060.10	$9.48	1.83%
	Hypothetical (2)	$1,000.00	$1,015.80	$9.32	1.83%

Michigan Tax-Free Fund

Trust	Actual	$1,000.00	$1,010.60	$8.69	1.72%
	Hypothetical (2)	$1,000.00	$1,016.35	$8.76	1.72%

Investment A	Actual	$1,000.00	$1,009.30	$9.95	1.97%
	Hypothetical (2)	$1,000.00	$1,015.10	$10.03	1.97%

Investment B	Actual	$1,000.00	$1,006.80	$12.46	2.47%
	Hypothetical (2)	$1,000.00	$1,012.58	$12.57	2.47%

Mortgage Securities Fund

Trust	Actual	$1,000.00	$1,010.10	$5.66	1.12%
	Hypothetical (2)	$1,000.00	$1,019.37	$5.70	1.12%

Investment A	Actual	$1,000.00	$1,009.80	$6.92	1.37%
	Hypothetical (2)	$1,000.00	$1,018.11	$6.97	1.37%

Investment B	Actual	$1,000.00	$1,007.10	$9.43	1.87%
	Hypothetical (2)	$1,000.00	$1,015.60	$9.52	1.87%

Ohio Tax-Free Fund

Trust	Actual	$1,000.00	$1,020.70	$6.35	1.25%
	Hypothetical (2)	$1,000.00	$1,018.72	$6.36	1.25%

Investment A	Actual	$1,000.00	$1,019.40	$7.61	1.50%
	Hypothetical (2)	$1,000.00	$1,017.46	$7.64	1.50%

Investment B	Actual	$1,000.00	$1,016.90	$10.14	2.00%
	Hypothetical (2)	$1,000.00	$1,014.95	$10.18	2.00%

Short/Intermediate Fixed Income Securities Fund

Trust	Actual	$1,000.00	$995.00	$5.47	1.09%
	Hypothetical (2)	$1,000.00	$1,019.52	$5.55	1.09%

Investment A	Actual	$1,000.00	$993.70	$6.72	1.34%
	Hypothetical (2)	$1,000.00	$1,018.26	$6.82	1.34%

(1) Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds’ Adviser for the period beginning July 1, 2008 through December 31, 2008. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(2) Hypothetical assumes 5% annual return before expenses.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonfunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (call 1-202-551-8090 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonfunds.com by selecting “Form N-Q”.

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. is the Administrator and Financial Administrator of the Huntington Funds and is the custodian of certain Funds. State Street Bank and Trust Company is also a custodian to one of the Funds and The Bank of New York is sub-custodian to three of the Funds. Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, serves as Investment Advisor to the Funds. Federated Services Company and Edgewood Services, Inc., the Sub-Administrator and Distributor of the Huntington Funds, respectively, are not affiliated with The Huntington National Bank.

Mutual funds, including money market funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

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Huntington Funds Shareholder Services: 1-800-253-0412

27057 (2/09)

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Annual
Shareholder
Report

Equity Funds

Huntington VA Balanced Fund
Huntington VA Dividend Capture Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington VA International Equity Fund
Huntington VA Macro 100 Fund
Huntington VA Mid Corp America Fund
Huntington VA New Economy Fund
Huntington VA Real Strategies Fund
Huntington VA Rotating Markets Fund
Huntington VA Situs Fund

Income Funds

Huntington VA Mortgage Securities Fund

DECEMBER 31, 2008

Huntington
VA Dividend Capture Fund

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
Kirk Mentzer, MBA, Director of Research
Senior Vice President
B. Randolph Bateman, CFA, Chief Investment Officer
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2008
1 Year	(28.08)%
3 Year	(7.67)%
5 Year	(1.50)%
Start of Performance (10/15/01)	1.99%

Expense Ratio
Gross and Net	0.94%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Dividend Capture Fund from October 15, 2001 (inception) to December 31, 2008, compared to the S&P 500 and DCIB.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights. For the fiscal year ended 12/31/08, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2008, the Huntington VA Dividend Capture Fund produced a total return of (28.08)%. This outperformed the total return of (37.00)% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500)1 as well as the (31.50)% total return for the Dividend Capture Indices Blend (DCIB).2 The Fund is managed using our top-down style and portfolio construction techniques which are aimed at producing a high level of stable income and low volatility. In general terms, income-producing stocks lagged the overall market performance during the fiscal year. Below are the highlights from the Fund’s three asset classes:

  Preferred Stocks--The Fund held core, stable holdings from high quality issuers during the reporting period. This asset class was the best performing of the Fund’s three asset classes during 2008 with a total return of (25.24)%. Tight credit conditions, leveraged investor selling and tax selling all contributed to a difficult operating environment. However, the Fund was able to benefit from several well-capitalized issuers that were able to hold value and avoid many of the issuers that failed in 2008.
  Common Stocks--A massive credit freeze, falling confidence, the recession and the deleveraging process served to drive all major world equity markets substantially down in 2008. Indiscriminate forced selling produced much of the pressure. Only the most stable of companies or markets were able to demonstrate any semblance of positive returns. Large capitalized value companies generated a disappointing (39.22)% total return for the year as measured by the S&P 500/Citi Value Index.3 Thus, sector performance favored the most stable earnings producing areas: consumer staples, healthcare, utilities, and telecommunications. As such, the Fund’s holdings in these areas produced better returns versus broad market averages.
  Real Estate Investment Trusts (REITs)4--Real estate performance was similar to common stocks for the fiscal year, illustrating the difficulty of finding good relative value investments. As measured by the NAREIT Index,5 REITs produced a total return of (37.34)% as the housing markets collapsed and financing became more difficult. The Fund’s exposure to REITS was not as helpful as in previous years to the Fund’s performance.

For the reporting period ended December 31, 2008, the Fund’s performance was positively impacted by the inclusion of high quality issuers with stable earnings streams, income producing assets and value style investing.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

  The composition of the Fund’s holdings is subject to change.

1 The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500/Citi Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund’s sector diversification. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

3 The S&P 500 Citi/Value Index is a capitalization-weighted index comprised of the stocks in the S&P 500 having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

4 Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks.

5 The NAREIT represents returns for the National Association of Real Estate Investment Trust Equity Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington
VA Growth Fund

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
Martina Cheung, CFA, CMT, MBA, Vice President
Jenny Jiang, CPA, Assistant Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2008
1 Year	(37.91)%
3 Year	(8.44)%
5 Year	(3.97)%
Start of Performance (5/01/01)	(4.66)%

Expense Ratio
Gross and Net	0.97%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Growth Fund from May 1, 2001 (inception) to December 31, 2008, compared to the S&P 500 CGI and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights. For the fiscal year ended 12/31/08, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 CGI and the S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2008, the Huntington VA Growth Fund produced a total return of (37.91)%. This underperformed the total return of (34.92)% for the Standard & Poor’s 500/Citigroup Growth Index (S&P 500 CGI),1 the Fund’s benchmark, as well as the (37.00)% total return for the Standard & Poor’s 500 Index (S&P 500)2 for the reporting period.

The Fund continued to maintain a well-diversified portfolio across various industry sectors with 58 stocks at the fiscal year end.3 The Fund outperformed its benchmark through the first half of 2008, but was hurt by dramatic declines in the Energy and Material sectors in the third quarter of 2008. While the Fund was already underweight in the Energy sector during the third quarter, the fact that Exxon Mobil was the best performing stock within this sector and represented 10% of the benchmark, resulted in underperformance in one of the highest weighting sectors within the Fund’s benchmark. The Fund was then repositioned to be more defensive towards the end of third quarter, and was able to narrow down the underperformance during the fourth quarter.

From a stock selection standpoint, the top contributors were Wal-Mart Stores (WMT), Celgene (CELG) and Gilead Science (GILD), which provided double-digit returns despite the bear market conditions in 2008. The worst performers were Research-In-Motion (RIMM), Apple (APPL) and Google (GOOG).

The Fund continued to use a disciplined approach of utilizing quantitative, qualitative and technical strategies in making stock selections. Throughout the fiscal year, we eliminated unfavorable positions based on our disciplined approach, reduced concentrated positions, and implemented sector bias changes based on the sector strategy of Huntington Asset Advisors, Inc.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

  The composition of the Fund’s holdings is subject to change.

1 The S&P 500 CGI is a capitalization-weighted index comprised of stocks in the S&P 500 having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

3 Diversification does not assure a profit nor protect against loss.

Huntington
VA Income Equity Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Craig J. Hardy, CFA, MBA
Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2008
1 Year	(37.83)%
3 Year	(10.94)%
5 Year	(3.73)%
Start of Performance (10/21/99)	(0.58)%

Expense Ratio
Gross and Net	0.91%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Income Equity Fund from October 21, 1999 (inception) to December 31, 2008, compared to the S&P 500 CVI and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights. For the fiscal year ended 12/31/08, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and S&P 500 CVI have been adjusted to reflect reinvestment of all dividends on securities in the indices.

For the fiscal year ended December 31, 2008, the Huntington VA Income Equity Fund produced a total return of (37.83)%. This outperformed the total return of (39.22)% for the Standard & Poor’s 500/Citigroup Value Index (S&P 500 CVI),1 the Fund’s benchmark, and slightly underperformed the total return of (37.00)% for the Standard & Poor’s 500 Index (S&P 500)2 for the same period.

During the fiscal year, the Fund was positioned relatively conservatively, with an emphasis on stocks with above-average dividend yields, reasonable dividend growth prospects and value orientation. Constructing the Fund with those characteristics meant that the Fund’s largest sector exposure during the fiscal year was in the financial sector. This combination of characteristics produced returns for the Fund that were slightly better than the return of the S&P 500 CVI, and slightly lower than the return of the S&P 500 for the reporting period.

The sectors that contributed most positively to the performance of the Fund during the fiscal year were the health care sector, the utilities sector and the consumer staples sector. During a year of general stock market weakness, these three sectors provided a degree of earnings stability and lesser economic sensitivity. The sectors that most negatively impacted the Fund’s performance during the reporting period were the basic materials sector, the consumer discretionary sector and the industrial sector. These sectors were negatively affected by a recessionary economic environment and economic cyclicality.

The stocks that contributed most positively to the performance of the Fund during the fiscal year were Teco Energy, Archer Daniels Midland convertible preferred, General Mills and Vodafone Group. The stocks that most negatively impacted Fund performance during the fiscal year were Lehman Brothers Holdings, Ingersoll-Rand, Regions Financial Corp. and CBS Corp.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your investment company.

  The composition of the Fund’s holdings is subject to change.

1 The S&P 500 CVI is a capitalization-weighted index comprised of the stocks in the S&P 500 having the lowest price to book ratios and consists of approximately half of the S&P 500 on a market capitalization basis. The S&P/Citigroup multifactor methodology is used to score constituents, which are weighted according to market cap and classified as value. The index has a relatively low turnover. The index in unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington
VA International Equity Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Madelynn M. Matlock, CFA, MBA
Director of International Investments
Senior Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2008
1 Year	(40.56)%
3 Year	(5.25)%
Start of Performance (5/03/04)	1.87%

Expense Ratios
Gross	1.13%
With Contractual Waivers**	1.04%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA International Equity Fund from May 3, 2004 (inception) to December 31, 2008, compared to the MSCI-EAFE.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights. For the fiscal year ended 12/31/08, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of all dividends on securities in the index.

** Expenses include 0.04% of indirect expenses of acquired funds in which the fund invests. The Adviser has agreed to contractually waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of the Funds in order to limit each Fund’s total direct annual operating expenses (i.e., exclusive of Acquired (Underlying) Fund operating expenses) to not more than 1.00% of the Fund’s average daily net assets, for the period starting May 1, 2008 through April 30, 2009.

For the fiscal year ended December 31, 2008, the Huntington VA International Equity Fund produced a total return of (40.56)%. This outperformed the total return of (43.06)% for the Morgan Stanley Capital International (MSCI) Europe, Far East and Australasia Index (MSCI-EAFE),1 the Fund’s benchmark index. The Fund’s outperformance of the MSCI-EAFE was influenced by two main factors: its allocation to positive fundamental factors and its exposure to various economic sectors.

The regional allocation of the Fund during its fiscal year included a small overweight to Asia-Pacific markets, including Japan, Singapore, Malaysia, Australasia, Taiwan and India and a small underweight to European markets. This regional balance was slightly detrimental to Fund performance versus the MSCI-EAFE. The Fund’s portfolio had nearly a full weighting in the Japanese market, as compared to the MSCI-EAFE for most of the year, which aided performance during the second half of the year on that market’s outperformance. Fundamentally, larger capitalization stocks and stocks with less volatile price movements compared to the market also helped performance.

The Fund’s performance was also helped by its overweighting in the industrial and consumer staples sectors during the fiscal year, as they did relatively well for most of the year. The Fund’s low holdings in Energy and Materials stocks during the fiscal year became a positive factor after holding back gains, as those shares performed poorly in the second half. Financial stocks continued to be underweighted in the portfolio, and they significantly underperformed the overall MSCI-EAFE, which was a boost to relative performance. Healthcare and Technology stocks were better than average sectors compared to the overall MSCI-EAFE. The Fund had a higher exposure to both groups, which helped overall performance. In general, the Fund’s sector allocation had a positive impact on performance relative to the MSCI-EAFE gain for the year.

The fourth quarter was a disappointment after a relatively good performance earlier in the year. The differentiation in the performance of individual stocks in the overall market was very small. Even the most stable and liquid of companies succumbed to the selling pressure that came from investors rushing to raise cash. Typically, our fundamental focus on stocks and sector weightings produce the value added to performance. The Fund’s portfolio declined with the market, despite a focus on high quality stocks and relatively light holdings in some of the more hard-pressed financial sectors. Most of the other factors influencing relative performance made little difference, including regional exposure, country weighting and currency exposure.

The U.S. dollar gained ground versus the euro and most of the “commodity currencies” (Canadian, Australian and Norwegian) during 2008, as well as over 20% versus the British pound. The net effect was a drag on the MSCI-EAFE return, offset by a surge in the Japanese yen. Almost all of this currency action took place in the fourth quarter. The Fund’s stocks denominated in most currencies lost ground from the dollar’s gain, although the actual earnings effects on most of the companies in the portfolio was much more muted.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

  The composition of the Fund’s holdings is subject to change.

1 The MSCI-EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows. Investments cannot be made in an index.

International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Huntington
VA Macro 100 Fund

Management’s Discussion of Fund Performance
Investment Advisor: Randy Bateman, CFA
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2008
1 Year	(33.91)%
3 Year	(11.67)%
Start of Performance (5/03/04)	(4.51)%

Expense Ratio
Gross and Net	0.96%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Macro 100 Fund from May 3, 2004 (inception) to December 31, 2008, compared to the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights. For the fiscal year ended 12/31/08, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2008, the Huntington VA Macro 100 Fund produced a total return of (33.91)%. This outperformed the total return of (37.00)% for the Standard & Poor’s 500 Index (S&P 500),1 the Fund’s benchmark index.

The Fund’s overperformance compared to the S&P 500 was in large part attributable to changes in the weighting in the energy sector, as well as a reduction in the overweighted financial sector during the course of the fiscal year.

At mid-year the Fund’s management was changed to allow the day-to-day stock and sector selection decisions to be made by Huntington Asset Advisors, Inc. Previously, Laffer Investments had been the sub-advisor to the Fund and carried those responsibilities. Experience in option strategies was needed to improve the performance of the Fund and those techniques are significant strengths of Huntington Asset Advisors’ investment management process. As a consultant, Laffer continues to provide valuable input from a macro economic perspective as well as stock selection criteria.

Given the Fund’s macroeconomic approach to the investment process, macro events in the markets directly affect Fund performance. The overall economic environment during the fiscal year was again volatile. During the first half of the fiscal year, the United States experienced continued increases in oil and commodity prices, which created short-run financial and economic shocks and an extension of the volatility in the markets from 2007. Added to this was a Federal Reserve that has been very slow to accommodate the credit crisis issues associated with sub-prime, Collateralized Debt Obligations and housing problems. The failure of very visible financial institutions such as Washington Mutual, Lehman Brothers, Merrill Lynch and National City created considerable investor doubt in even the largest of U.S. institutions. These factors directly affected the positioning of the macro factors used to select the Fund’s holdings and contributed to the market’s dismal performance during the fiscal period.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

  The composition of the Fund’s holdings is subject to change.

1 The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington
VA Mid Corp America Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Christopher M. Rowane, CFA, MBA
Senior Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2008
1 Year	(38.83)%
3 Year	(10.65)%
5 Year	(1.24)%
Start of Performance (10/15/01)	2.34%

Expense Ratio
Gross and Net	0.99%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Mid Corp America Fund from October 15, 2001 (inception) to December 31, 2008, compared to the S&P 400, the RMCI, and the LMCC.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights. For the fiscal year ended 12/31/08, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400, RMCI and LMCC have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

For the fiscal year ended December 31, 2008, the Huntington VA Mid Corp America Fund produced a total return of (38.83)%. In the same period, the Fund’s benchmark, the Standard & Poor’s MidCap 400 Index (S&P 400),1 produced a total return of (36.23)% and the Russell Midcap Index (RMCI)2 produced a total return of (41.46)%, while the Lipper Mid Cap Core Average (LMCC)3 returned (38.53)%. The Fund slightly underperformed its benchmark.

The Fund maintained a disciplined approach of selecting high quality holdings and continued to utilize the sector strategy of Huntington Asset Advisors, Inc., which focuses on economic impact within equity markets. This sector weighting strategy contributed to the Fund’s performance relative to its peer group. Additionally, shifts in industry performance due to short-term market changes aided the Fund’s performance, as evidenced in the Healthcare sector, where biotechnology and pharmaceutical industries created an upswing in performance. Stock selection in the Healthcare, Technology and Utilities sectors combined with underweighting in the Consumer Discretionary sector aided Fund performance. Likewise, the Fund found itself a beneficiary of merger and acquisition activity during the fiscal year, led three of the Fund’s holdings to increase in value.

However, the correction that occurred in the Energy and Materials sectors had a less than market impact on Fund performance. The Fund slightly underperformed the benchmark due to stock selection, especially in the Energy and Industrial sectors. The Fund focused on the long-term sector and stock selection attributes that added to its performance over volatile cycles. The Fund maintained a higher number of holdings than some of its peers to provide greater diversification.4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

  The composition of the Fund’s holdings is subject to change.

1 The S&P 400 is a capitalization-weighted index comprised of common stocks representing all major industries in the mid-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The RMCI measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

3 LMCC figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling in the category indicated. They do not reflect sales charges.

4 Diversification does not assure a profit nor protect against loss.

Huntington
VA New Economy Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Randy Hare
Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2008
1 Year	(52.65)%
3 Year	(16.25)%
5 Year	(4.61)%
Start of Performance (10/15/01)	(0.31)%

Expense Ratio
Gross and Net	0.98%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA New Economy Fund from October 15, 2001 (inception) to December 31, 2008, compared to the S&P 400 and the S&P 400CG.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights. For the fiscal year ended 12/31/08, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 and the S&P 400CG indices have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2008, the Huntington VA New Economy Fund produced a total return of (52.65)%. The Fund’s benchmark, the Standard & Poor’s MidCap 400 Index (S&P 400),1 had a total return of (36.23)% and the Standard & Poor’s MidCap 400/Citigroup Growth Index (S&P 400CG)2 had a total return of (37.61)%. The Fund underperformed its benchmark.

The stock selection process during 2008 continued to be driven by the sector strategy of the Advisor, Huntington Asset Advisors, Inc. Information technology, Industrials and Healthcare were overweight sectors and had a positive effect on the Fund’s performance. On the downside, Energy, Materials and Telecommunication stocks were the worst performing sector in the S&P 400. This sector performance was a reversal of the two distinct themes that had occurred over the prior 12 months, namely: (1) relative outperformance for commodities such as Energy and Materials, and (2) relative underperformance for Financial and Utilities stocks. Despite the stresses experienced by financial companies, Finance stocks were the second best performing stocks in the S&P 400 for the year. Financials were under-represented in the portfolio due to their lack of productivity gains, as well as the current credit market stresses. This was a detracting factor to the Fund’s performance. However, stock selection within the financial sector enhanced performance and UMB Financial proved to be a timely investment for the Fund.

Overall, the Fund’s focus on productivity enhancing companies hindered its performance for the year as corporations pulled back on investing for productivity growth. In addition, declining oil prices weighed heavily on many of the Fund’s energy stock holdings. This was reflected in the Fund’s underperformance relative to its benchmark.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

  The composition of the Fund’s holdings is subject to change.

1 The S&P 400 is a capitalization-weighted index comprised of common stocks representing all major industries in the mid-range of the U.S. Stock Market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The S&P 400CG is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is a float adjusted market capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 400 that have been identified as being on the growth end of the growth-value spectrum. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

Huntington
VA Real Strategies Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Peter Sorrentino, CFA
Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2008
1 Year	(49.00)%
Start of Performance (8/31/07)	(32.96)%

Expense Ratios
Gross	5.03%
With Contractual Waivers**	1.23%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Real Strategies Fund from August 31, 2007 (inception) to December 31, 2008, compared to the GSCI and S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights. For the fiscal year ended 12/31/08, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The GSCI and the S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Expenses include 0.23% of indirect expenses of acquired funds in which the fund invests. The Adviser has agreed to contractually waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of the Funds in order to limit each Fund’s total direct annual operating expenses (i.e., exclusive of Acquired (Underlying) Fund operating expenses) to not more than 1.00% of the Fund’s average daily net assets, for the period starting May 1, 2008 through April 30, 2009.

For the period ended December 31, 2008, the Huntington VA Real Strategies Fund produced a total return of (49.00)%. The Fund underperformed its benchmark, the Standard & Poor’s 500 Index (S&P 500)1 which returned (37.00)%. The Goldman Sachs Commodities Index (GSCI)2 had a total return of (46.49)% for the same period.

The Fund’s focus is the selection of physical asset related investments with the goal of reducing overall return volatility for our customers’ portfolios. This goal was particularly challenging, as 2008 represented an unprecedented period of price volatility for Commodities, Real Estate and Energy, which resulted in Fund’s underperformance relative to the S&P 500. Throughout the year, the Fund was positioned across a broad range of assets with roughly a third of the Fund invested in global energy-related stocks. Another quarter of the Fund was dedicated to the industrial and agricultural commodities areas, while 17% of the Fund was allocated to industrial companies that provide needed equipment and services to both areas. The balance of the Fund was deployed principally in selected Real Estate Investment Trusts (REITs)3 and industrial companies.

The one factor that all of these disparate assets shared was the collective price collapse that began the first week of July 2008 following the close of the second quarter. The topping process began in March 2008 when gold broke the $1,000 per ounce level and then retreated to the low $700 range, until the closing weeks of the year when fears regarding the future value of the U.S. dollar sent the price back over the $800 level. By the close of the third quarter, this pattern repeated for all the precious and industrial metals. The greater the recent price advance, the sharper a price decline ensued. Nowhere was this more true than in the prices for energy as crude oil fell from a July 11 high of $145.65 per barrel to $44.60 per barrel at year end. With the fall of commodity prices came the price collapse of the commodity extractors and producers. Prices for equipment and related service companies in which the Fund was invested, quickly fell victim. Having been the Fund’s strongest sectors during the first six months of the year, energy, basic material and related industrial holdings represented the most significant negative impact to the Fund’s performance during the later half of the year.

Coal companies and mining equipment manufacturers exemplify this negative impact. The prices of the Fund’s shares of James River Coal plunged 91% from the June 20, 2008 closing high to the November 20, 2008 low, and shares of Bucyrus Intl. lost 82%. The draining of speculative excess, while brutal, seems to have been mercifully swift. As the year drew to a close, the Fund enjoyed a significant price recovery in its energy holdings. Since its Thanksgiving low, James River Coal moved from $5.09 per share to $15.33 per share at year-end. Bucyrus Intl. also advanced from $14.55 per share to $20.20 at year end. The net impact to the Fund’s performance, however, was negative. On the positive side, the Fund’s two largest single holdings were tied to agriculture and both, on a relative basis, outperformed both the S&P 500 and the GSCI. The Ipath DJ AIG Livestock Total Return Sub-Index fell (28.4)% and the Power Shares DB Agriculture Fund slipped (19.3)% for the year compared to the declines in the S&P 500 and GSCI.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

  The composition of the Fund’s holdings is subject to change.

1 The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The GSCI is a composite index of commodity sector returns and represents an unleveraged investment through broadly diversified long positions in commodity futures. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

3 Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks.

Huntington
VA Rotating Markets Fund

Management’s Discussion of Fund Performance
Portfolio Manager: Paul Koscik, JD
Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2008
1 Year	(42.03)%
3 Year	(8.90)%
5 Year	(1.53)%
Start of Performance (10/15/01)	0.29%

Expense Ratio
Gross and Net	1.47%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Rotating Markets Fund from October 15, 2001 (inception) to December 31, 2008, compared to the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights. For the fiscal year ended 12/31/08, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2008, the Huntington Rotating Markets Fund produced a total return of (42.06)%. This underperformed the total return of (37.00)% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500).1 The Fund underperformed its benchmark in the fiscal year primarily due to its exposure to the Financials sector, large cap banks, and Real Estate Investment Trusts (REITs).2

The Fund began 2008 invested in the global segment of the equity markets. It had been invested in this sector for nearly five years, during which time it outperformed its benchmark index, the S&P 500. In February 2008, the Fund rotated out of this global segment and into the large cap segment of the equity markets.3 We made this change because international equities were beginning to underperform the S&P 500 and the large cap segment was expected to outperform international equities in the event of continued stock market weakness. This, in fact, did occur, as the S&P 500 substantially outperformed the MSCI Europe, Far East and Australasia Index (MSCI-EAFE)4 which had a return of (43.06)% for the reporting period.

For the first three quarters of 2008, the Fund modestly underperformed the S&P 500. In the fourth quarter, however, the Fund substantially underperformed its benchmark. In September and October, the S&P 500 dropped more than 23%. The Fund’s exposure to the Financials sector in general, and REITs and large banks in particular, accounted for most of the underperformance. The Fund was unable to erase its underperformance before the end of 2008.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

  The composition of the Fund’s holdings is subject to change.

1 The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks.

3 International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

4 The MSCI-EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Huntington
VA Situs Fund

Management’s Discussion of Fund Performance
Portfolio Manager: B. Randolph Bateman, CFA
Chief Investment Officer
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2008
1 Year	(41.23)%
3 Year	(11.79)%
Start of Performance (5/03/04)	(0.81)%

Expense Ratio
Gross and Net	0.96%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Situs Fund from May 3, 2004 (inception) to December 31, 2008, compared to the S&P 600 and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights. For the fiscal year ended 12/31/08, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 600 and the S&P 500 indices have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2008, the Huntington VA Situs Fund produced a total return of (41.23)%. The Fund experienced a negative relative performance versus its benchmark, the Standard & Poor’s Small Cap 600 Index (S&P 600),1 which had a total return of (31.08)% for the same reporting period. This represented a return for the Fund that was 10.15% below the benchmark index. The Fund also underperformed the Standard & Poor’s 500 Index (S&P 500),2 the broader stock market index, which had a return of (37.00)% for the reporting period.

We did note that there was a significant difference in the performance of the various capitalization indexes. Small caps significantly outperformed mid and larger caps by the end of the year.3 Nonetheless, the Fund continued to focus on its approach of utilizing, among other things, strict quantitative analysis and selecting stocks of companies with geographical location advantages. These factors have contributed to the Fund outperforming its benchmark for the longer term, but were not as helpful in 2008, a year that saw significant swings.

During the reporting period, we predicted a slower economic growth period for the coming year; therefore, the Fund made significant alterations to its commitment to the Consumer, Materials, Energy and Industrials, industries sectors. The Fund was under exposed to Financials during much of the year, as the turmoil in the banking and brokerage businesses wreaked havoc on the stock markets and the economy. Big swings in the energy and commodities sector were the primary reasons for the underperformance of the Fund relative to its benchmark index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

  The composition of the Fund’s holdings is subject to change.

1 The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

2 The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

3 Small company stocks may be less liquid and subject to greater price volatility than large company stock.

Huntington
VA Mortgage Securities Fund

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
William G. Doughty, MBA, Vice President
Gustave J. Seasongood, Vice President
Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/2008
1 Year	2.15%
3 Year	3.98%
Start of Performance (5/03/04)	4.09%

Expense Ratios
Gross	1.07%
With Contractual Waivers**	1.04%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Mortgage Securities Fund from May 3, 2004 (inception) to December 31, 2008, compared to the BMBSI.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Funds’ prospectus dated May 1, 2008. Additional information pertaining to the Fund’s expense ratio as of December 31, 2008 can be found in the financial highlights. For the fiscal year ended 12/31/08, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund’s performance assumes the reinvestment of all dividends and distributions. The BMBSI has been adjusted to reflect reinvestment of dividends on securities in the index.

** Expenses include 0.04% of indirect expenses of acquired funds in which the fund invests. The Adviser has agreed to contractually waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of the Funds in order to limit each Fund’s total direct annual operating expenses (i.e., exclusive of Acquired (Underlying) Fund operating expenses) to not more than 1.00% of the Fund’s average daily net assets, for the period starting May 1, 2008 through April 30, 2009.

For the fiscal year ended December 31, 2008, the Huntington VA Mortgage Securities Fund produced a return of 2.15%. This compared to the total return of 8.34% for the Fund’s benchmark, the Barclays Mortgage Backed Securities Index (BMBSI)1 and the Lipper U.S. Mortgage Funds Average2 return of (1.61)% for the same reporting period.

During 2008, the Fund’s investment in Real Estate Investment Trusts (REITs)3 hurt its performance versus its benchmark index. As measured by the NAREIT Index,4 REITs produced a total return of (37.34)% for 2008 and the Fund had a portfolio weighting in REITs of 7.3% at year-end. Although the Fund mostly held U.S. government agency mortgage-backed securities, which helped performance, its exposure to the Collateralized Mortgage Obligation (CMO) market negatively impacted performance.5 The mortgage market experienced a widening of spreads due to the lack of liquidity in the market and it related credit stress versus Treasuries during the year. Mortgages had a return of 8.34%, as measured by the BMBSI for the year compared to a return of 13.98% for Treasuries. These factors contributed to the underperformance of the Fund compared to its benchmark index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

  The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

1 The BMBSI is composed of all fixed securities mortgage pools by the Government National Mortgage Association (GNMA), Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including GNMA Graduated Payment Mortgages. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index. The Barclays Mortgage Backed Securities Index was formerly known as the Lehman Brothers Mortgage Backed Securities Index.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

3 Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks.

4 The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

5 The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Huntington VA Balanced Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2008

Asset Allocation	Percentage of Market Value

Equity Mutual Funds	60.8%
Fixed Income Mutual Funds	37.2%
Cash[1]	2.0%
TOTAL	100.0%

1Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2008

Shares		Value
MUTUAL FUNDS -- 94.3% (a)
3,234	Huntington Fixed Income Securities Fund	$ 69,010
1,378	Huntington VA Dividend Capture Fund	9,755
6,581	Huntington VA Growth Fund	40,406
4,273	Huntington VA Income Equity Fund	28,053
2,245	Huntington VA International Equity Fund	22,582
1,756	Huntington VA Macro 100 Fund	11,478
841	Huntington VA Mid Corp America Fund	9,069
1,416	Huntington VA Mortgage Securities Fund	15,039
1,250	Huntington VA New Economy Fund	10,134
647	Huntington VA Situs Fund	5,654

Total Mutual Funds (Cost $218,278)		221,180

CASH EQUIVALENTS -- 1.9%
4,401	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	$ 4,401

Total Cash Equivalents (Cost $4,401)		4,401

Total Investments (Cost $222,679) -- 96.2%		225,581
Other Assets in Excess of Liabilities -- 3.8%		8,872

Net Assets -- 100.0%		$ 234,453

Huntington VA Dividend Capture Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2008

Asset Allocation	Percentage of Market Value

Common Stock (includes 14.5% Real Estate Investment Trusts)	65.4%
Preferred Stock (includes 2.8% Real Estate Investment Trusts)	31.7%
Cash[1]	1.8%
Exchange Traded Funds	1.1%
TOTAL	100.0%

1Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2008

Shares		Value
COMMON STOCKS -- 65.5%
	Consumer Discretionary -- 4.7%
5,000	Kimberly-Clark Corp.	$ 263,700
6,000	Sherwin-Williams Co.	358,500
10,500	Snap-on, Inc.	413,490
8,000	The Black & Decker Corp.	334,480

		1,370,170

	Consumer Staples -- 5.3%
5,000	General Mills, Inc.	303,750
20,500	Pepsi Bottling Group, Inc.	461,455
12,000	Reynolds American, Inc.	483,720
22,000	SUPERVALU, Inc.	321,200

		1,570,125

	Energy -- 1.9%
6,000	ConocoPhillips	310,800
3,500	Eni SpA ADR	167,370
3,000	Marathon Oil Corp.	82,080

		560,250

	Financials -- 12.1%
6,000	ACE Ltd.	317,520
10,500	Bank of America Corp.	147,840
7,750	Chubb Corp.	395,250
15,500	JPMorgan Chase & Co.	488,715
7,000	M&T Bank Corp.	401,870
1,000	Principal Financial Group	22,570
13,000	Regions Financial Corp.	103,480
5,000	State Street Corp.	196,650
9,500	The Travelers Cos., Inc.	429,400
5,500	Torchmark Corp.	245,850
7,000	Unum Group	130,200
22,500	Wells Fargo & Co.	663,300

		3,542,645

	Health Care -- 8.0%
10,500	AstraZeneca PLC ADR	430,815
5,500	Becton, Dickinson & Co.	376,145
11,500	Merck & Co., Inc.	349,600
21,500	Pfizer, Inc.	380,765
25,500	Schering-Plough Corp.	434,265
	Health Care -- (continued)
10,000	Wyeth	$ 375,100

		2,346,690

	Industrials -- 8.3%
8,500	Cooper Industries Ltd., Class A	248,455
9,000	Dover Corp.	296,280
10,000	Ingersoll Rand Co.	173,500
5,000	Lockheed Martin Corp.	420,400
8,500	Norfolk Southern Corp.	399,925
21,000	R.R. Donnelley & Sons Co.	285,180
7,500	Raytheon Co.	382,800
7,000	Waste Management, Inc.	231,980

		2,438,520

	Materials -- 1.7%
5,000	Eastman Chemical Co.	158,550
5,500	Lubrizol Corp.	200,145
6,000	Sonoco Products Co.	138,960

		497,655

	Real Estate Investment Trusts -- 14.5%
11,401	Apartment Investment & Management Co.	131,682
26,500	Cedar Shopping Centers, Inc.	187,620
5,000	Corporate Office Properties Trust	153,500
3,500	EastGroup Properties, Inc.	124,530
12,000	Entertainment Properties Trust	357,600
7,500	Equity Residential	223,650
10,000	HCP, Inc.	277,700
7,000	Health Care REIT, Inc.	295,400
5,000	Highwoods Properties, Inc.	136,800
3,000	Home Properties, Inc.	121,800
6,500	Hospitality Properties Trust	96,655
30,000	Lexington Realty Trust	150,000
15,000	Liberty Property Trust	342,450
8,000	Mack-Cali Realty Corp.	196,000
20,000	Medical Properties Trust, Inc.	126,200
6,000	Mid-America Apartment Communities, Inc.	222,960
COMMON STOCKS -- (continued)
	Real Estate Investment Trusts -- (continued)
14,000	National Retail Properties, Inc.	$ 240,660
10,000	Nationwide Health Properties, Inc.	287,200
6,500	Simon Property Group, Inc.	345,345
11,000	Weingarten Realty Investors	227,590

		4,245,342

	Technology -- 2.4%
2,000	Accenture Ltd., Class A	65,580
6,000	Hewlett-Packard Co.	217,740
5,000	International Business Machines Corp.	420,800

		704,120

	Telecommunications -- 3.4%
10,500	AT&T, Inc.	299,250
8,000	CenturyTel, Inc.	218,640
13,000	Embarq Corp.	467,480
0	FairPoint Communications, Inc.	1

		985,371

	Utilities -- 3.2%
2,500	Consolidated Edison, Inc.	97,325
31,000	Duke Energy Corp.	465,310
21,000	Xcel Energy, Inc.	389,550

		952,185

Total Common Stocks (Cost $24,270,954)		19,213,073

PREFERRED STOCKS -- 31.7%
	Consumer Discretionary -- 1.6%
20,000	Comcast Corp., 7.000%	455,200
1,145	Viacom, Inc., 6.850%	20,931

		476,131

	Financials -- 25.1%
45,000	ABN AMRO Capital Funding Trust V, 5.900%	475,200
27,000	American International Group, Series A-4, 6.450%	182,250
14,000	ASBC Capital I, 7.625%	279,580
21,000	BAC Capital Trust XII, 6.875%	400,050
12,000	Barclays Bank PLC, Series 2, 6.625%	150,600
18,000	Citigroup Capital Trust VIII, 6.950%	308,340
4,000	Fleet Capital Trust VIII, 7.200%	76,880
8,000	Goldman Sachs Group, Inc., Series B, 6.200%	164,800
10,000	HSBC Holdings PLC, Series A, 6.200%	185,800
40,000	ING Groep NV, 6.125%	448,000
	Financials -- (continued)
33,000	KeyCorp Capital VIII, 7.000%	$ 505,230
25,000	Merrill Lynch & Co. Capital Trust V, 7.280%	432,500
19,846	MetLife, Inc., Series B, 6.500%	338,771
28,000	Morgan Stanley Capital Trust, 6.600%	434,000
37,000	National City Capital Trust II, 6.625%	680,800
11,914	PLC Capital Trust IV, 7.250%	166,796
976	PNC Capital Trust E, 7.750%	24,078
14,093	Prudential Financial, Inc., 9.000%	309,200
16,278	Prudential PLC, 6.500%	220,730
32,000	RenaissanceRe Holdings Ltd., Series B, 7.300%	580,800
10,000	RenaissanceRe Holdings Ltd., Series C, 6.080%	154,700
31,000	Royal Bank of Scotland Group PLC, Series N, 6.350%	282,100
20,000	SLM Corp., 6.000%	208,000
4,692	SunTrust Capital IX, 7.875%	111,435
10,000	The Bank of New York Mellon Corp. Capital V, 7.800%	223,100

		7,343,740

	Real Estate Investment Trusts -- 2.8%
7,000	Duke Realty Corp., Series O, 8.375%	100,520
38,000	Public Storage, Series F, 6.450%	729,220

		829,740

	Utilities -- 2.2%
24,000	BGE Capital Trust II, 6.200%	379,200
11,000	Xcel Energy, Inc., 7.600%	274,230

		653,430

Total Preferred Stocks (Cost $14,197,724)		9,303,041

MUTUAL FUND -- 1.1%
	Exchange Traded Funds -- 1.1%
21,000	AMEX Technology SPDR	323,610

Total Mutual Fund (Cost $383,684)		323,610

CASH EQUIVALENTS -- 1.8%
528,197	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	528,197

Total Cash Equivalents (Cost $528,197)		528,197

Total Investments (Cost $39,380,559) -- 100.1%		29,367,921
Liabilities in Excess of Other Assets -- (0.1)%		(35,499)

Net Assets -- 100.0%		$ 29,332,422

Huntington VA Growth Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2008

Asset Allocation	Percentage of Market Value

Technology	21.8%
Health Care	17.4%
Energy	17.1%
Consumer Staples	14.4%
Consumer Discretionary	10.6%
Industrials	5.9%
Financials	4.5%
Cash[1]	3.0%
Exchange Traded Funds	2.3%
Transportation	1.6%
Materials	1.4%
TOTAL	100.0%

1Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2008

Shares		Value
COMMON STOCKS -- 94.6%
	Consumer Discretionary -- 10.6%
2,300	DeVry, Inc.	$ 132,043
8,500	Lowe’s Cos., Inc.	182,920
6,840	McDonald’s Corp.	425,379
5,600	Nike, Inc., Class B	285,600
2,100	Sherwin-Williams Co.	125,475
6,000	Yum! Brands, Inc.	189,000

		1,340,417

	Consumer Staples -- 14.4%
2,935	Colgate-Palmolive Co.	201,165
4,000	Costco Wholesale Corp.	210,000
3,000	General Mills, Inc.	182,250
5,600	Molson Coors Brewing Co., Class B	273,952
4,400	Procter & Gamble Co.	272,008
2,280	Ralcorp Holding, Inc.*	133,152
9,400	The Kroger Co.	248,254
5,300	Wal-Mart Stores, Inc.	297,118

		1,817,899

	Energy -- 17.1%
1,720	Chevron Texaco Corp.	127,228
3,550	Devon Energy Corp.	233,271
3,600	Enbridge, Inc.	116,892
1,460	EOG Resources, Inc.	97,207
5,795	Exxon Mobil Corp.	462,615
3,200	Murphy Oil Corp.	141,920
7,000	Occidental Petroleum Corp.	419,930
3,000	Royal Dutch Shell PLC ADR	158,820
	Energy -- (continued)
3,800	Southwestern Energy Co.*	$ 110,086
2,285	Sunoco, Inc.	99,306
4,900	Tidewater, Inc.	197,323

		2,164,598

	Financials -- 4.5%
3,200	Aflac, Inc.	146,688
4,950	JPMorgan Chase & Co.	156,073
6,050	People’s United Financial, Inc.	107,872
5,450	Wells Fargo & Co.	160,666

		571,299

	Health Care -- 17.4%
4,725	Abbott Laboratories	252,173
7,855	Baxter International, Inc.	420,949
2,000	C.R. Bard, Inc.	168,520
3,465	Celgene Corp.*	191,545
3,200	Express Scripts, Inc.*	175,936
2,700	Genzyme Corp.*	179,199
8,700	Gilead Sciences, Inc.*	444,918
2,450	Johnson & Johnson	146,584
5,400	Teva Pharmaceutical Industries Ltd. ADR	229,878

		2,209,702

	Industrials -- 5.9%
460	First Solar, Inc.*	63,462
2,875	Lockheed Martin Corp.	241,730
4,000	Union Pacific Corp.	191,200
3,150	W.W. Grainger, Inc.	248,346

		744,738

COMMON STOCKS -- (continued)
	Materials -- 1.4%
5,200	Ecolab, Inc.	$ 182,780

	Technology -- 21.7%
5,200	Accenture Ltd., Class A	170,508
1,390	Apple Computer, Inc.*	118,636
5,450	FLIR Systems, Inc.*	167,206
280	Google, Inc., Class A*	86,142
3,800	Harris Corp.	144,590
4,962	Hewlett-Packard Co.	180,071
4,455	International Business Machines Corp.	374,933
7,200	Intuit, Inc.*	171,288
490	MasterCard, Inc., Class A	70,036
5,900	McAfee, Inc.*	203,963
16,170	Microsoft Corp.	314,345
28,600	Oracle Corp.*	507,078
3,350	Research In Motion Ltd.*	135,943
3,950	Sybase, Inc.*	97,841

		2,742,580

	Transportation -- 1.6%
2,700	Burlington Northern Santa Fe Corp.	204,417

Total Common Stocks (Cost $13,192,900)		11,978,430

MUTUAL FUND -- 2.3%
	Exchange Traded Funds -- 2.3%
9,950	SPDR KBW Regional Banking	$ 290,142

Total Mutual Fund (Cost $345,799)		290,142

CASH EQUIVALENTS -- 3.0%
380,376	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	380,376

Total Cash Equivalents (Cost $380,376)		380,376

Total Investments (Cost $13,919,075) -- 99.9%		12,648,948
Other Assets in Excess of Liabilities -- 0.1%		11,928

Net Assets -- 100.0%		$ 12,660,876

Huntington VA Income Equity Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2008

Asset Allocation	Percentage of Market Value

Financials	17.8%
Industrials	16.1%
Health Care	15.0%
Consumer Staples	10.1%
Consumer Discretionary	6.9%
Technology	6.6%
Utilities	6.5%
Telecommunications	6.0%
Real Estate Investment Trusts	5.4%
Materials	3.0%
Energy	2.6%
Preferred Stocks	2.1%
Cash[1]	1.9%
TOTAL	100.0%

1Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2008

Shares		Value
COMMON STOCKS -- 95.9%
	Consumer Discretionary -- 6.9%
8,700	Carnival Corp.	$ 211,584
26,600	Gannett Co., Inc.	212,800
9,000	Home Depot, Inc.	207,180
13,000	The Gap, Inc.	174,070
24,400	Time Warner, Inc.	245,464
5,000	Whirlpool Corp.	206,750

		1,257,848

	Consumer Staples -- 10.1%
16,800	ConAgra Foods, Inc.	277,200
7,800	General Mills, Inc.	473,850
6,700	Molson Coors Brewing Co., Class B	327,764
21,900	SUPERVALU, Inc.	319,740
7,700	Wal-Mart Stores, Inc.	431,662

		1,830,216

	Energy -- 2.6%
3,200	Chevron Texaco Corp.	236,704
4,600	ConocoPhillips	238,280

		474,984

	Financials -- 17.7%
29,000	AEGON NV	175,450
17,600	Banco Santander SA ADR	167,024
13,400	BB&T Corp.	367,964
8,400	Chubb Corp.	428,400
9,300	ING Groep NV ADR	103,230
9,600	JPMorgan Chase & Co.	302,688
27,900	Regions Financial Corp.	222,084
	Financials -- (continued)
8,300	SunTrust Banks, Inc.	$ 245,182
11,700	The Travelers Cos., Inc.	528,840
11,400	U.S. Bancorp	285,114
13,100	Wells Fargo & Co.	386,188

		3,212,164

	Health Care -- 15.0%
4,100	Abbott Laboratories	218,817
8,700	AstraZeneca PLC ADR	356,961
6,800	Covidien Ltd.	246,432
10,300	Eli Lilly & Co.	414,781
4,300	Johnson & Johnson	257,269
27,300	Pfizer, Inc.	483,483
11,000	Sanofi-Aventis ADR	353,760
10,700	Wyeth	401,357

		2,732,860

	Industrials -- 16.1%
5,800	Caterpillar, Inc.	259,086
11,600	Dover Corp.	381,872
5,600	Eaton Corp.	278,376
3,900	General Dynamics Corp.	224,601
14,600	Ingersoll Rand Co.	253,310
4,600	L-3 Communications Holdings, Inc.	339,388
7,300	Parker Hannifin Corp.	310,542
10,200	Pitney Bowes, Inc.	259,896
11,900	R.R. Donnelley & Sons Co.	161,602
9,700	Tyco International Ltd.	209,520
7,300	Waste Management, Inc.	241,922

		2,920,115

COMMON STOCKS -- (continued)
	Materials -- 3.0%
10,300	Cemex S.A.B. de C.V. ADR	$ 94,142
5,800	Du Pont (E.I.) de Nemours & Co.	146,740
4,800	Eastman Chemical Co.	152,208
10,000	The Dow Chemical Co.	150,900

		543,990

	Real Estate Investment Trusts -- 5.4%
7,500	HCP, Inc.	208,275
6,100	Health Care REIT, Inc.	257,420
13,300	Hospitality Properties Trust	197,771
12,800	Mack-Cali Realty Corp.	313,600

		977,066

	Technology -- 6.6%
4,400	Canon, Inc. ADR	138,160
8,100	Hewlett-Packard Co.	293,949
3,900	International Business Machines Corp.	328,224
10,500	Microsoft Corp.	204,120
14,900	Tyco Electronics Ltd.	241,529

		1,205,982

	Telecommunications -- 6.0%
9,900	AT&T, Inc.	282,150
7,200	Verizon Communications, Inc.	244,080
15,500	Vodafone Group PLC ADR	316,820
27,100	Windstream Corp.	249,320

		1,092,370

	Utilities -- 6.5%
15,100	Duke Energy Corp.	$ 226,651
25,300	NiSource, Inc.	277,541
8,900	Progress Energy, Inc.	354,665
26,600	TECO Energy, Inc.	328,510
		1,187,367

Total Common Stocks (Cost $22,307,850)		17,434,962

PREFERRED STOCKS -- 2.1%
	Consumer Discretionary -- 2.1%
10,100	Archer Daniels Midland Co., 6.250%	382,790

Total Preferred Stocks (Cost $326,086)		382,790

CASH EQUIVALENTS -- 1.9%
357,593	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	357,593

Total Cash Equivalents (Cost $357,593)		357,593

Total Investments (Cost $22,991,529) -- 99.9%		18,175,345
Other Assets in Excess of Liabilities -- 0.1%		11,205

Net Assets -- 100.0%		$ 18,186,550

Huntington VA International Equity Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2008

Asset Allocation	Percentage of Market Value

Japan	22.0%
United Kingdom	19.4%
France	16.6%
Switzerland	6.1%
Germany	6.0%
Netherlands	5.0%
Singapore	4.9%
Spain	4.7%
Exchange Traded Funds	3.9%
Italy	2.8%
Ireland	2.7%
Canada	2.0%
Finland	1.8%
Netherlands Antilles	1.3%
Sweden	0.8%
TOTAL	100.0%

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2008

Shares		Value
COMMON STOCKS -- 86.2%
	Canada -- 1.8%
	Energy -- 1.8%
3,870	EnCana Corp.	$ 179,878

	Finland -- 1.6%
	Technology -- 1.6%
10,500	Nokia Oyj ADR	163,800

	France -- 14.9%
	Consumer Discretionary -- 2.0%
6,200	Vivendi	200,482

	Consumer Staples -- 2.8%
2,800	Groupe DANONE	168,044
9,280	Groupe DANONE ADR	112,102

		280,146

	Energy -- 2.5%
4,500	Total SA ADR	248,850

	Financials -- 2.4%
10,709	AXA ADR	240,631

	Materials -- 2.4%
3,900	Lafarge SA	234,982

	Utilities -- 2.8%
5,723	GDF Suez	280,988

		1,486,079

	Germany -- 5.4%
	Health Care -- 1.5%
5,200	Stada Arzneimittel AG	148,379

	Technology -- 2.3%
6,350	SAP AG ADR	229,997

	Germany -- (continued)
	Utilities -- 1.6%
3,900	E.ON AG ADR	$ 158,925

		537,301

	Ireland -- 2.4%
	Financials -- 0.4%
8,235	Allied Irish Banks PLC ADR	38,622
19,500	Anglo Irish Bank Corp. PLC	4,404

		43,026

	Materials -- 2.0%
7,800	CRH PLC	193,515

		236,541

	Italy -- 2.5%
	Energy -- 1.1%
6,600	Saipem SpA	108,428

	Industrials -- 1.4%
9,656	Finmeccanica SpA	146,153

		254,581

	Japan -- 19.7%
	Consumer Discretionary -- 4.0%
7,010	Honda Motor Co. Ltd. ADR	149,593
11,990	Panasonic Corp. ADR	149,156
14,575	Sharp Corp. ADR	103,191

		401,940

	Consumer Staples -- 2.1%
2,800	Unicharm Corp.	208,849

COMMON STOCKS -- (continued)
	Japan -- (continued)
	Financials -- 2.5%
39,958	Mitsubishi UFJ Financial Group, Inc. ADR	$ 248,139

	Health Care -- 2.5%
5,700	Eisai Co. Ltd.	232,705
450	Eisai Co. Ltd. ADR	18,367

		251,072

	Industrials -- 5.1%
2,400	FANUC Ltd.	166,567
7,200	KOMATSU Ltd.	88,818
1,225	KOMATSU Ltd. ADR	62,536
1,935	Secom Ltd. ADR	196,382

		514,303

	Technology -- 3.5%
6,351	Canon, Inc. ADR	199,422
400	Nintendo Co. Ltd.	148,957

		348,379

		1,972,682
	Netherlands -- 4.5%
	Consumer Discretionary -- 2.1%
10,725	Koninklijke (Royal) Phillips Electronics NV	213,105

	Financials -- 1.1%
9,908	ING Groep NV ADR	109,979

	Industrials -- 1.3%
6,645	TNT NV ADR	128,581

		451,665

	Netherlands Antilles -- 1.2%
	Energy -- 1.2%
2,780	Schlumberger Ltd.	117,678

	Singapore -- 4.4%
	Industrials -- 2.2%
74,000	Keppel Corp. Ltd.	222,468

	Telecommunications -- 2.2%
12,005	Singapore Telecommunications ADR	214,289

		436,757

	Spain -- 4.2%
	Financials -- 2.0%
15,750	Banco Bilbao Vizcaya Argentaria SA ADR	196,717

	Telecommunications -- 2.2%
3,274	Telefonica SA ADR	220,635

		417,352

	Sweden -- 0.7%
	Industrials -- 0.7%
11,500	Sandvik AB	71,298

	Switzerland -- 5.5%
	Health Care -- 3.2%
4,090	Novartis AG ADR	203,519
750	Roche Holding AG	114,555

		318,074

	Switzerland -- (continued)
	Materials -- 2.3%
5,930	Syngenta AG ADR	$ 232,100

		550,174

	United Kingdom -- 17.4%
	Consumer Discretionary -- 1.9%
19,750	Pearson PLC ADR	188,415

	Consumer Staples -- 4.1%
2,891	Cadbury PLC ADR	103,122
23,000	Tate & Lyle PLC	132,489
11,074	Tesco PLC ADR	175,523

		411,134

	Energy -- 2.8%
2,650	BG Group PLC ADR	188,548
3,600	Royal Dutch Shell PLC, Class A	93,402

		281,950

	Financials -- 1.8%
14,500	Standard Chartered PLC	182,370

	Health Care -- 2.2%
5,945	GlaxoSmithKline PLC ADR	221,570

	Industrials -- 1.8%
36,200	Rolls-Royce Group PLC	174,574

	Materials -- 0.7%
800	Rio Tinto PLC ADR	71,128

	Utilities -- 2.1%
2,800	Scottish & Southern Energy PLC	48,981
8,525	Scottish & Southern Energy PLC ADR	154,302

		203,283

		1,734,424

Total Common Stocks (Cost $12,689,393)		8,610,210

MUTUAL FUNDS -- 3.5%
	Management Investment Operation -- 3.5%
15,200	iShares MSCI Hong Kong Index Fund	157,624
4,500	iShares MSCI Japan Index Fund	43,200
9,800	iShares MSCI Taiwan Index Fund	74,382
5,913	Morgan Stanley India Fund	73,912

Total Mutual Funds (Cost $567,661)		349,118

Total Investments (Cost $13,257,054) -- 89.7%		8,959,328
Other Assets in Excess of Liabilities -- 10.3%		1,024,111

Net Assets -- 100.0%		$ 9,983,439

Huntington VA Macro 100 Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2008

Asset Allocation	Percentage of Market Value

Consumer Discretionary	16.5%
Financials	16.1%
Health Care	13.7%
Energy	12.4%
Industrials	10.3%
Consumer Staples	10.1%
Technology	9.8%
Utilities	3.9%
Telecommunications	3.1%
Materials	2.3%
Cash[1]	0.9%
Real Estate Investment Trusts	0.9%
TOTAL	100.0%

1Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2008

Shares		Value
COMMON STOCKS -- 99.0%
	Consumer Discretionary -- 16.4%
900	Apollo Group, Inc., Class A*	$ 68,958
300	AutoZone, Inc.*	41,841
2,100	eBay, Inc.*	29,316
1,000	Ecolab, Inc.	35,150
1,700	Family Dollar Stores, Inc.	44,319
800	Fortune Brands, Inc.	33,024
1,100	Hasbro, Inc.	32,087
1,700	International Game Technology	20,213
2,100	Johnson Controls, Inc.	38,136
2,000	Leggett & Platt, Inc.	30,380
2,200	Liz Claiborne, Inc.	5,720
1,200	Meredith Corp.	20,088
1,300	Omnicom Group, Inc.	34,996
1,350	Republic Services, Inc., Class A	33,466
2,500	Staples, Inc.	44,800
2,500	The Gap, Inc.	33,475
1,200	The Hershey Co.	41,688
1,700	The TJX Cos., Inc.	34,969
1,000	United Parcel Service, Inc., Class B	55,160
800	UST, Inc.	55,504

		733,290

	Consumer Staples -- 10.1%
1,700	Avon Products, Inc.	40,851
1,000	Colgate-Palmolive Co.	68,540
1,700	Constellation Brands, Inc.*	26,809
1,500	Kellogg Co.	65,775
1,100	McCormick & Co., Inc.	35,046
	Consumer Staples -- (continued)
1,650	Procter & Gamble Co.	$ 102,003
1,400	SUPERVALU, Inc.	20,440
2,100	Sysco Corp.	48,174
800	The Clorox Co.	44,448

		452,086

	Energy -- 12.4%
900	Apache Corp.	67,077
1,500	BJ Services Co.	17,505
1,400	Chesapeake Energy Corp.	22,638
1,100	Devon Energy Corp.	72,281
700	ENSCO International, Inc.	19,873
600	Entergy Corp.	49,878
700	EOG Resources, Inc.	46,606
700	Integrys Energy Group, Inc.	30,086
1,200	Nabors Industries Ltd.*	14,364
1,100	Pinnacle West Capital Corp.	35,343
1,300	PPL Corp.	39,897
1,200	Progress Energy, Inc.	47,820
700	Range Resources Corp.	24,073
900	Rowan Cos., Inc.	14,310
1,400	XTO Energy, Inc.	49,378

		551,129

	Financials -- 16.1%
6,900	Citigroup, Inc.	46,299
1,900	H&R Block, Inc.	43,168
2,700	Hudson City Bancorp, Inc.	43,092
2,000	JPMorgan Chase & Co.	63,060
2,300	Marshall & Ilsley Corp.	31,372
COMMON STOCKS -- (continued)
	Financials -- (continued)
1,600	Paychex, Inc.	$ 42,048
2,800	Progressive Corp.	41,468
1,500	SunTrust Banks, Inc.	44,310
1,600	The Allstate Corp.	52,416
700	Torchmark Corp.	31,290
3,000	U.S. Bancorp	75,030
5,800	Wachovia Corp.	32,132
5,000	Wells Fargo & Co.	147,400
1,100	Zions Bancorp	26,961

		720,046

	HealthCare -- 13.7%
800	Becton, Dickinson & Co.	54,712
500	C.R. Bard, Inc.	42,130
2,300	Gilead Sciences, Inc.*	117,622
2,300	Johnson & Johnson	137,609
1,100	McKesson Corp.	42,603
1,850	Medtronic, Inc.	58,127
3,000	Mylan Laboratories, Inc.*	29,670
1,300	Patterson Cos., Inc.*	24,375
800	Sigma-Aldrich Corp.	33,792
900	Stryker Corp.	35,955
900	Zimmer Holdings, Inc.*	36,378

		612,973

	Industrials -- 10.3%
1,100	General Dynamics Corp.	63,349
1,400	Illinois Tool Works, Inc.	49,070
800	ITT Corp.	36,792
600	Jacobs Engineering Group, Inc.*	28,860
2,500	Masco Corp.	27,825
1,000	Pall Corp.	28,430
1,300	Pitney Bowes, Inc.	33,124
1,400	Union Pacific Corp.	66,920
1,300	United Technologies Corp.	69,680
1,700	Waste Management, Inc.	56,338

		460,388

	Materials -- 2.3%
800	Ball Corp.	$ 33,272
1,700	Pactiv Corp.*	42,296
900	Peabody Energy Corp.	20,475
500	The Dow Chemical Co.	7,545

		103,588

	Real Estate Investment Trusts -- 0.9%
1,400	HCP, Inc.	38,878
	Technology -- 9.8%
800	Affiliated Computer Services, Inc.*	36,760
1,200	BMC Software, Inc.*	32,292
4,300	Cisco Systems, Inc.*	70,090
1,500	Cognizant Technology Solutions Corp., Class A*	27,090
1,300	Electronic Arts, Inc.*	20,852
1,000	Fiserv, Inc.*	36,370
900	Genzyme Corp.*	59,733
1,700	Intuit, Inc.*	40,443
2,100	Jabil Circuit, Inc.	14,175
1,100	Lexmark International, Inc.*	29,590
3,000	Symantec Corp.*	40,560
3,900	Xerox Corp.	31,083

		439,038

	Telecommunications -- 3.1%
4,000	Verizon Communications, Inc.	135,600
	Utilities -- 3.9%
1,300	Consolidated Edison, Inc.	50,609
1,700	Dominion Resources, Inc.	60,928
1,700	Southern Co.	62,900

		174,437

Total Common Stocks (Cost $6,097,374)		4,421,453

CASH EQUIVALENTS -- 0.9%
38,903	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	38,903

Total Cash Equivalents (Cost $38,903)		38,903

Total Investments (Cost $6,136,277) -- 99.9%		4,460,356
Other Assets in Excess of Liabilities -- 0.1%		3,854

Net Assets -- 100.0%		$ 4,464,210

Huntington VA Mid Corp America Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2008

Asset Allocation	Percentage of Market Value

Industrials	20.0%
Health Care	14.5%
Technology	12.3%
Financials	10.0%
Energy	9.1%
Materials	7.9%
Consumer Discretionary	7.2%
Cash[1]	6.2%
Utilities	5.8%
Consumer Staples	4.5%
Real Estate Investment Trusts	1.4%
Telecommunications	1.1%
TOTAL	100.0%

1Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2008

Shares		Value
COMMON STOCKS -- 93.8%
	Consumer Discretionary -- 7.2%
4,500	Abercrombie & Fitch Co., Class A	$ 103,815
4,350	AnnTaylor Stores Corp.*	25,100
3,800	BorgWarner, Inc.	82,726
3,810	Fidelity National Title Group, Inc., Class A	67,627
2,000	Hanover Insurance Group, Inc.	85,940
1,690	ITT Educational Services, Inc.*	160,516
5,250	Marriott International, Inc., Class A	102,112
5,558	Nordstrom, Inc.	73,977
700	Polo Ralph Lauren Corp.	31,787
4,482	Royal Caribbean Cruises Ltd.	61,628
3,300	Sonic Automotives, Inc.	13,134
2,893	The Stanley Works	98,651
1,400	UniFirst Corp.	41,566
1,920	V.F. Corp.	105,158
1,030	Whirlpool Corp.	42,591
1,000	Wolverine World Wide, Inc.	21,040

		1,117,368

	Consumer Staples -- 4.5%
5,830	Church & Dwight Co., Inc.	327,180
4,670	Constellation Brands, Inc.*	73,646
2,911	Ralcorp Holding, Inc.*	170,002
2,200	Smithfield Foods, Inc.*	30,954
6,794	SUPERVALU, Inc.	99,192

		700,974

	Energy -- 9.1%
900	Baker Hughes, Inc.	$ 28,863
13,058	Chesapeake Energy Corp.	211,148
1,400	Forest Oil Corp.*	23,086
4,400	Helmerich & Payne, Inc.	100,100
1,133	Mariner Energy, Inc.*	11,557
5,070	Murphy Oil Corp.	224,854
4,400	National Fuel Gas Co.	137,852
7,584	Noble Energy, Inc.	373,284
1,300	Smith International, Inc.	29,757
11,700	Spectra Energy Corp.	184,158
1,293	Unit Corp.*	34,549
3,928	Weatherford International, Inc.*	42,501

		1,401,709

	Financials -- 10.0%
2,500	BancorpSouth, Inc.	58,400
1,900	Cincinnati Financial Corp.	55,233
4,259	City National Corp.	207,414
780	Everest Re Group Ltd.	59,389
2,900	First American Financial Corp.	83,781
2,000	FirstMerit Corp.	41,180
1,121	Fulton Financial Corp.	10,784
2,767	Legg Mason, Inc.	60,625
1,737	Lender Processing Services, Inc.	51,155
5,300	Lincoln National Corp.	99,852
1,700	M&T Bank Corp.	97,597
3,330	Nationwide Financial Services, Inc.	173,859
7,436	Old Republic International Corp.	88,637
4,100	T. Rowe Price Group, Inc.	145,304
COMMON STOCKS -- (continued)
	Financials -- (continued)
5,507	Torchmark Corp.	$ 246,163
2,500	Wilmington Trust Corp.	55,600

		1,534,973

	Health Care -- 14.5%
7,700	AmerisourceBergen Corp.	274,582
2,080	Biogen Idec, Inc.*	99,070
1,186	Cephalon, Inc.*	91,370
5,900	Coventry Health Care, Inc.*	87,792
800	Dentsply International, Inc.	22,592
5,680	Humana, Inc.*	211,751
8,556	Life Technologies Corp.*	199,440
3,533	Lincare Holdings, Inc.*	95,144
13,900	Mylan Laboratories, Inc.*	137,471
2,620	Owens & Minor, Inc.	98,643
2,800	Quest Diagnostics, Inc.	145,348
5,040	St. Jude Medical, Inc.*	166,118
11,713	Thermo Fisher Scientific, Inc.*	399,062
6,020	Watson Pharmaceutical, Inc.*	159,951
3,600	WellCare Health Plans, Inc.*	46,296

		2,234,630

	Industrials -- 20.0%
1,875	Alliant Techsystems, Inc.*	160,800
7,312	Cooper Industries Ltd., Class A	213,730
5,200	Cummins, Inc.	138,996
4,100	Elbit Systems Ltd.	190,568
1,300	G&K Services, Inc., Class A	26,286
4,500	General Cable Corp.*	79,605
4,900	ITT Corp.	225,351
8,038	Kennametal, Inc.	178,363
6,159	L-3 Communications Holdings, Inc.	454,411
3,100	Mohawk Industries, Inc.*	133,207
2,600	Oshkosh Corp.	23,114
6,179	Pall Corp.	175,669
4,234	Parker Hannifin Corp.	180,114
3,700	Precision Castparts Corp.	220,076
3,600	Quanex Building Products Corp.	33,732
1,000	R.R. Donnelley & Sons Co.	13,580
300	Rockwell International Corp.	9,672
3,400	Ryder System, Inc.	131,852
2,800	Stericycle, Inc.*	145,824
3,421	Teleflex, Inc.	171,392
3,200	Textron, Inc.	44,384
5,500	Thomas & Betts Corp.*	131,505

		3,082,231

	Materials -- 7.9%
6,600	Albemarle Corp.	147,180
8,600	AptarGroup, Inc.	303,064
600	Ball Corp.	24,954
2,000	Cymer, Inc.*	43,820
	Materials -- (continued)
5,400	Cytec Industries, Inc.	$ 114,588
4,200	FMC Corp.	187,866
3,360	Lubrizol Corp.	122,270
1,100	Minerals Technologies, Inc.	44,990
2,300	Pactiv Corp.*	57,224
2,250	PPG Industries, Inc.	95,468
3,800	RPM International, Inc.	50,502
800	Schnitzer Steel Industries, Inc.	30,120

		1,222,046

	Real Estate Investment Trusts -- 1.4%
2,700	First Industrial Realty Trust, Inc.	20,385
5,040	Host Hotels & Resorts, Inc.	38,153
2,300	Mid-America Apartment Communities, Inc.	85,468
1,500	PS Business Parks, Inc.	66,990

		210,996

	Technology -- 12.3%
36,708	Activision Blizzard, Inc.*	317,157
1,900	Amdocs Ltd.*	34,751
8,700	Arris Group, Inc.*	69,165
2,600	Avocent Corp.*	46,566
3,995	Benchmark Electronics, Inc.*	51,016
2,860	Electronic Arts, Inc.*	45,874
3,475	Fidelity National Information Services, Inc.	56,538
600	Fiserv, Inc.*	21,822
5,232	FLIR Systems, Inc.*	160,518
5,410	Forrester Research, Inc.*	152,616
400	Genzyme Corp.*	26,548
5,100	Harris Corp.	194,055
9,010	Integrated Device Technology, Inc.*	50,546
2,500	Intersil Corp., Class A	22,975
3,200	JDA Software Group, Inc.*	42,016
4,400	Lam Research Corp.*	93,632
2,000	MEMC Electronic Materials, Inc.*	28,560
1,600	Molex, Inc.	23,184
4,948	NCR Corp.*	69,965
26,420	ON Semiconductor Corp.*	89,828
2,140	Progress Software Corp.*	41,216
3,800	Sybase, Inc.*	94,126
5,238	Teradata Corp.*	77,680
4,762	Varian Semiconductor Equipment Associates, Inc.*	86,288

		1,896,642

	Telecommunications -- 1.1%
4,117	CenturyTel, Inc.	112,518
2,000	Telus Corp.	56,840

		169,358

COMMON STOCKS -- (continued)
	Utilities -- 5.8%
2,200	AGL Resources, Inc.	$ 68,970
1,796	Allete, Inc.	57,957
2,300	Atmos Energy Corp.	54,510
1,700	Constellation Energy Group, Inc.	42,653
9,481	MDU Resources Group, Inc.	204,600
1,800	New Jersey Resources Corp.	70,830
12,128	Questar Corp.	396,464

		895,984

Total Common Stocks (Cost $15,832,789)		14,466,911

CASH EQUIVALENTS -- 6.2%
952,602	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	$ 952,602

Total Cash Equivalents (Cost $952,602)		952,602

Total Investments (Cost $16,785,391) -- 100.0%		15,419,513
Liabilities in Excess of Other Assets -- 0.0%		(6,611)

Net Assets -- 100.0%		$ 15,412,902

Huntington VA New Economy Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2008

Asset Allocation	Percentage of Market Value

Industrials	17.0%
Technology	16.4%
Cash[1]	15.7%
Consumer Discretionary	12.0%
Health Care	11.0%
Financials	7.8%
Materials	6.1%
Energy	5.7%
Consumer Staples	4.3%
Utilities	3.5%
Telecommunications	0.5%
TOTAL	100.0%

1Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2008

Shares		Value
COMMON STOCKS -- 85.1%
	Consumer Discretionary -- 12.1%
3,700	Advance Auto Parts	$ 124,505
2,400	Aeropostale, Inc.*	38,640
3,000	Big Lots, Inc.*	43,470
1,700	BJ’s Wholesale Club, Inc.*	58,242
4,040	FTI Consulting, Inc.*	180,507
4,270	GameStop Corp.*	92,488
5,810	Guess?, Inc.	89,184
4,000	Sonoco Products Co.	92,640
1,500	SPX Corp.	60,825
300	Strayer Education, Inc.	64,323
1,700	The Gymboree Corp.*	44,353
2,100	The St. Joe Co.*	51,072
4,600	The Warnaco Group, Inc.*	90,298

		1,030,547

	Consumer Staples -- 4.3%
6,200	Corn Products International, Inc.	178,870
1,700	Diamond Foods, Inc.	34,255
10,900	Smithfield Foods, Inc.*	153,363

		366,488

	Energy -- 5.8%
2,900	Alpha Natural Resources, Inc.*	46,951
1,260	First Solar, Inc.*	173,829
3,200	FMC Technologies, Inc.*	76,256
3,100	Helmerich & Payne, Inc.	70,525
1,300	National Oilwell Varco, Inc.*	31,772
2,680	Ultra Petroleum Corp.*	92,487

		491,820

	Financials -- 7.9%
3,000	City Holding Co.	$ 104,340
200	CME Group, Inc.	41,622
8,400	Hudson City Bancorp, Inc.	134,064
8,900	New York Community Bancorp, Inc.	106,444
3,980	UMB Financial Corp.	195,577
5,900	Washington Federal, Inc.	88,264

		670,311

	Health Care -- 11.1%
4,200	Beckman Coulter, Inc.	184,548
6,600	Cepheid, Inc.*	68,508
6,000	CONMED Corp.*	143,640
3,500	Illumina, Inc.*	91,175
670	Intuitive Surgical, Inc.*	85,083
4,200	Life Technologies Corp.*	97,902
2,380	Perrigo Co.	76,898
1,830	Quest Diagnostics, Inc.	94,995
5,260	Sequenom, Inc.*	104,359

		947,108

	Industrials -- 17.1%
5,400	AGCO Corp.*	127,386
1,710	Ameron International Corp.	107,593
2,800	Bucyrus International, Inc.	51,856
11,080	Complete Production Services, Inc.*	90,302
2,400	Energizer Holdings, Inc.*	129,936
1,000	Flowserve Corp.	51,500
3,200	Gardner Denver, Inc.*	74,688
7,300	GrafTech International Ltd.*	60,736
1,400	Granite Construction, Inc.	61,502
2,650	GulfMark Offshore, Inc.*	63,044
2,900	Lindsay Corp.	92,191
COMMON STOCKS -- (continued)
	Industrials -- (continued)
3,410	Rockwell International Corp.	$ 109,938
1,580	Stericycle, Inc.*	82,286
4,100	Tractor Supply Co.*	148,174
3,340	Valmont Industries, Inc.	204,943

		1,456,075

	Materials -- 6.2%
800	Agrium, Inc.	27,304
2,600	CF Industries Holdings, Inc.	127,816
2,000	FMC Corp.	89,460
2,800	Harsco Corp.	77,504
1,070	Monsanto Co.	75,275
2,800	Patriot Coal Corp.*	17,500
1,800	Sociedad Quimica y Minera de Chile SA ADR	43,902
3,900	Steel Dynamics, Inc.	43,602
1,700	Terra Industries, Inc.	28,339

		530,702

	Technology -- 16.6%
25,340	Activision Blizzard, Inc.*	218,938
13,400	Arris Group, Inc.*	106,530
5,720	Atheros Communications, Inc.*	81,853
2,400	Broadcom Corp., Class A*	40,728
3,930	Electronic Arts, Inc.*	63,037
9,320	EMC Corp.*	97,580
3,220	McAfee, Inc.*	111,316
2,000	MedAssets, Inc.*	29,200
17,205	NVIDIA Corp.*	138,844
2,610	Research In Motion Ltd.*	105,914
	Technology -- (continued)
2,220	Salesforce.com, Inc.*	$ 71,062
4,910	SanDisk Corp.*	47,136
12,900	STEC, Inc.*	54,954
1,800	Sybase, Inc.*	44,586
3,200	Varian, Inc.*	107,232
1,400	VMware, Inc., Class A*	33,166
5,500	Western Digital Corp.*	62,975

		1,415,051

	Telecommunications -- 0.5%
8,200	ADC Telecommunications, Inc.*	44,854

	Utilities -- 3.5%
3,185	FirstEnergy Corp.	154,727
4,745	ONEOK, Inc.	138,175

		292,902

Total Common Stocks (Cost $11,622,421)		7,245,858

CASH EQUIVALENTS -- 15.9%
1,356,465	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	1,356,465

Total Cash Equivalents (Cost $1,356,465)		1,356,465

Total Investments (Cost $12,978,886) -- 101.0%		8,602,323
Liabilities in Excess of Other Assets -- (1.0)%		(88,072)4

Net Assets -- 100.0%		$ 8,514,251

Huntington VA Real Strategies Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2008

Asset Allocation	Percentage of Market Value

Energy	30.3%
Materials	18.3%
Cash[1]	13.5%
Industrials	11.8%
Exchange Traded Funds	11.0%
Real Estate Investment Trusts	8.2%
Utilities	3.5%
Consumer Staples	3.4%
TOTAL	100.0%

1Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2008

Shares		Value
COMMON STOCKS -- 78.5%
	Consumer Staples -- 3.5%
300	Smithfield Foods, Inc.*	$ 4,221
600	Tyson Foods, Inc., Class A	5,256

		9,477

	Energy -- 31.5%
100	Canadian Natural Resources Ltd. ADR	3,998
300	CONSOL Energy, Inc.	8,574
100	EnCana Corp.	4,648
400	James River Coal Co.*	6,132
300	National Oilwell Varco, Inc.*	7,332
900	Patriot Coal Corp.*	5,625
500	Peabody Energy Corp.	11,375
200	Petroleo Brasileiro SA ADR	4,898
400	Sasol Ltd. ADR	12,132
286	StatoilHydro ASA ADR	4,765
200	Ultra Petroleum Corp.*	6,902
400	Valero Energy Corp.	8,656

		85,037

	Industrials -- 12.3%
200	AGCO Corp.*	4,718
600	Chicago Bridge & Iron Co. ADR	6,030
200	Kennametal, Inc.	4,438
150	Monsanto Co.	10,552
100	POSCO ADR	7,525

		33,263

	Materials -- 19.1%
150	Agrium, Inc.	5,120
600	Companhia Vale do Rio Doce ADR	7,266
400	Olin Corp.	7,232
70	Potash Corp. of Saskatchewan, Inc.	5,125
100	Rio Tinto PLC ADR	8,891
400	Terra Industries, Inc.	6,668
	Materials -- (continued)
200	The Mosaic Co.	$ 6,920
200	Yara International ASA ADR	4,406

		51,628

	Real Estate Investment Trusts -- 8.5%
100	Boston Properties, Inc.	5,500
400	Duke Realty Corp.	4,384
200	Plum Creek Timber Co., Inc.	6,948
100	Vornado Realty Trust	6,035

		22,867

	Utilities -- 3.6%
300	Questar Corp.	9,807

Total Common Stocks (Cost $350,411)		212,079

MUTUAL FUNDS -- 11.5%
	Exchange Traded Funds -- 11.5%
300	iPath Dow Jones-AIG Livestock Total Return Sub-Index*	10,047
400	PowerShares DB Agriculture	10,480
400	PowerShares DB US Dollar Index Bearish Fund	10,468

Total Mutual Funds (Cost $39,429)		30,995

CASH EQUIVALENT -- 14.1%
38,212	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	38,212

Total Cash Equivalent (Cost $38,212)		38,212

Total Investments (Cost $428,052) -- 104.1%		281,286
Liabilities in Excess of Other Assets -- (4.1)%		(10,963)

Net Assets -- 100.0%		$ 270,323

Huntington VA Rotating Markets Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2008

Asset Allocation	Percentage of Market Value

Exchange Traded Funds	93.4%
Cash[1]	6.6%
TOTAL	100.0%

1Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2008

Shares		Value
MUTUAL FUNDS -- 93.3%
	Exchange Traded Funds -- 93.3%
14,560	iShares Dow Jones U.S. Energy Sector Index Fund	$ 413,358
7,850	iShares Dow Jones U.S. Healthcare Sector Index Fund	421,074
15,400	iShares Dow Jones U.S. Telecommunications Sector Index Fund	254,870
10,955	iShares Russell 1000 Index Fund	536,576
5,800	iShares Russell 1000 Value Fund	287,216
3,185	Retail HOLDRs Trust	239,735
13,164	S&P Depositary Receipt	1,189,104
7,600	Vanguard Consumer Staples	439,660
22,649	Vanguard Large Cap	922,947

Total Mutual Funds (Cost $5,797,889)		4,704,540

CASH EQUIVALENTS -- 6.6%
330,812	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	$ 330,812

Total Cash Equivalents (Cost $330,812)		330,812

Total Investments (Cost $6,128,701) -- 99.9%		5,035,352
Other Assets in Excess of Liabilities -- 0.1%		5,952

Net Assets -- 100.0%		$ 5,041,304

Huntington VA Situs Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2008

Asset Allocation	Percentage of Market Value

Industrials	16.1%
Health Care	15.4%
Financials	13.7%
Materials	13.0%
Technology	11.5%
Consumer Discretionary	10.1%
Energy	6.2%
Consumer Staples	4.0%
Utilities	3.8%
Telecommunications	2.4%
Real Estate Investment Trusts	2.2%
Cash[1]	1.6%
TOTAL	100.0%

1Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2008

Shares		Value
COMMON STOCKS -- 98.4%
	Bermuda -- 3.9%
	Financials -- 3.9%
6,250	Arch Capital Group Ltd.*	$ 438,125
641	Willis Group Holdings Ltd.	15,948

		454,073

	Cayman Islands -- 2.2%
	Consumer Discretionary -- 0.8%
5,000	Garmin Ltd.	95,850

	Consumer Staples -- 1.4%
7,100	Fresh Del Monte Produce, Inc.*	159,182

		255,032

	Finland -- 1.0%
	Industrials -- 1.0%
2,000	Cargotec Corp., Class B	22,489
4,200	Kone Oyj, Class B	90,657

		113,146

	Germany -- 1.1%
	Consumer Staples -- 0.6%
1,500	Douglas Holding AG	67,132

	Health Care -- 0.5%
1,900	Stada Arzneimittel AG	54,215

		121,347

	Hong Kong -- 0.4%
	Consumer Discretionary -- 0.4%
13,000	Television Broadcasts Ltd.	42,355

	Ireland -- 0.6%
	Consumer Staples -- 0.6%
3,500	Kerry Group PLC	63,727

	Japan -- 1.1%
	Industrials -- 0.3%
3,500	Sato Corp.	$ 39,082

	Technology -- 0.8%
14,800	Furuno Electric Co. Ltd.	90,795

		129,877

	Sweden -- 0.1%
	Consumer Discretionary -- 0.1%
4,800	Haldex AB	16,216

	United Kingdom -- 0.6%
	Technology -- 0.6%
25,572	Halma PLC	74,433

	United States -- 87.4%
	Consumer Discretionary -- 8.8%
4,500	AnnTaylor Stores Corp.*	25,965
5,000	Audiovox Corp., Class A*	25,050
10,000	Brunswick Corp.	42,100
8,000	Cabela’s, Inc., Class A*	46,640
1,300	Columbia Sportswear Co.	45,981
3,000	Ennis, Inc.	36,330
2,000	Fossil, Inc.*	33,400
10,000	Gander Mountain Co.*	23,300
1,000	Home Depot, Inc.	23,020
3,000	Jakks Pacific, Inc.*	61,890
4,000	Movado Group, Inc.	37,560
1,500	Polo Ralph Lauren Corp.	68,115
8,500	Quanta Services, Inc.*	168,300
2,000	Rent-A-Center, Inc.*	35,300
11,000	ScanSource, Inc.*	211,970
COMMON STOCKS -- (continued)
	United States -- (continued)
	Consumer Discretionary -- (continued)
3,000	Skechers USA, Inc.*	$ 38,460
800	Toll Brothers, Inc.*	17,144
5,000	Urban Outfitters, Inc.*	74,900
350	West Marine, Inc.*	1,484

		1,016,909

	Consumer Staples -- 1.4%
6,000	Owens-Illinois, Inc.*	163,980

	Energy -- 6.2%
3,000	Alliance Resource Partners LP	80,640
4,000	Atwood Oceanics, Inc.*	61,120
2,550	Carbo Ceramics, Inc.	90,601
7,800	Denbury Resources, Inc.*	85,176
3,500	Dril-Quip, Inc.*	71,785
5,000	Headwaters, Inc.*	33,750
1,744	Helix Energy Solutions Group, Inc.*	12,627
59	Hugoton Royalty Trust	947
1,000	Lufkin Industries, Inc.	34,500
3,000	Newfield Exploration Co.*	59,250
3,000	Oceaneering International, Inc.*	87,420
2,000	Rowan Cos., Inc.	31,800
2,500	Saint Mary Land & Exploration Co.	50,775
3,000	TETRA Technologies, Inc.*	14,580

		714,971

	Financials -- 9.8%
5,000	Bank of Florida Corp.*	21,050
8,000	BB&T Corp.	219,680
10,200	Colonial Bancgroup, Inc.	21,114
10,000	Cullen/Frost Bankers, Inc.	506,800
15,000	Protective Life Corp.	215,250
2,000	SCBT Financial Corp.	69,000
1,500	WSFS Financial Corp.	71,985

		1,124,879

	Health Care -- 14.9%
10,000	Advanced Medical Optics, Inc.*	66,100
20,000	Albany Molecular Research*	194,800
650	Bio-Rad Laboratories, Inc., Class A*	48,952
8,000	Cerner Corp.*	307,600
5,500	Edwards LifeSciences Corp.*	302,225
3,000	Kindred Healthcare, Inc.*	39,060
6,000	Kinetic Concepts, Inc.*	115,080
5,000	Lincare Holdings, Inc.*	134,650
8,000	Mentor Corp.	247,440
7,000	Osiris Therapeutics, Inc.*	134,120
100	Par Pharmaceutical, Inc.*	1,341
732	PharMerica Corp.*	11,470
4,000	ViroPharma, Inc.*	52,080
2,000	Watson Pharmaceutical, Inc.*	53,140
500	WellCare Health Plans, Inc.*	6,430

		1,714,488

	United States -- (continued)
	Industrials -- 14.8%
3,500	Alliant Techsystems, Inc.*	$ 300,160
15,000	BE Aerospace, Inc.*	115,350
1,500	Eastman Chemical Co.	47,565
4,000	EnPro Industries, Inc.*	86,160
3,000	Exlservice Holdings, Inc.*	25,710
3,500	Flowserve Corp.	180,250
10,000	Jacobs Engineering Group, Inc.*	481,000
3,000	Overseas Shipholding Group, Inc.	126,330
1,100	Precision Castparts Corp.	65,428
2,000	Quaker Chemical Corp.	32,900
2,000	Quanex Building Products Corp.	18,740
1,000	Ryder System, Inc.	38,780
2,000	The Timken Co.	39,260
1,500	Tidewater, Inc.	60,405
4,000	Trinity Industries, Inc.	63,040
1,000	Watts Water Technologies, Inc., Class A	24,970

		1,706,048

	Materials -- 13.0%
4,000	Albemarle Corp.	89,200
13,000	Ceradyne, Inc.*	264,030
3,000	Commercial Metals Co.	35,610
1,000	Deckers Outdoor Corp.*	79,870
500	Eagle Materials, Inc.	9,205
5,000	Harsco Corp.	138,400
4,000	RTI International Metals, Inc.*	57,240
11,000	Terra Industries, Inc.	183,370
3,500	Texas Industries, Inc.	120,750
2,400	The Scotts Co.	71,327
20,000	Trimble Navigation Ltd.*	432,200
500	United States Lime & Minerals, Inc.*	11,975
31	Vulcan Materials Co.	2,157

		1,495,334

	Real Estate Investment Trusts -- 2.2%
3,500	Camden Property Trust	109,690
1,000	CBL & Associates Properties, Inc.	6,500
3,000	Colonial Properties Trust	24,990
3,500	Equity One, Inc.	61,950
1,000	HRPT Properties Trust	3,370
2,000	Weingarten Realty Investors	41,380

		247,880

	Technology -- 10.1%
5,000	ACI Worldwide, Inc.*	79,500
7,000	Anixter International, Inc.*	210,840
4,000	Black Box Corp.	104,480
4,000	Brocade Communications Systems, Inc.*	11,200
1,000	Compuware Corp.*	6,750
3,000	Hutchinson Technology, Inc.*	10,440
6,000	Imation Corp.	81,420
10,000	Methode Electronics, Inc.	67,400
4,000	NETGEAR, Inc.*	45,640
COMMON STOCKS -- (continued)
	United States -- (continued)
	Technology -- (continued)
1,000	OYO Geospace Corp.*	$ 17,470
14,600	Red Hat, Inc.*	193,012
20,000	Standard Microsystems Corp.*	326,800
1,000	StarTek, Inc.*	4,450

		1,159,402

	Telecommunications -- 2.4%
11,000	CommScope, Inc.*	170,940
12,300	General Communication, Inc., Class A*	99,507

		270,447

	Utilities -- 3.8%
1,000	AGL Resources, Inc.	31,350
5,000	Hawaiian Electric Industries, Inc.	110,700
6,000	Portland General Electric Co.	116,820
7,500	UGI Corp.	183,150

		442,020

		10,056,358

Total Common Stocks (Cost $17,759,257)		11,326,564

CASH EQUIVALENTS -- 1.6%
181,223	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	$ 181,223

Total Cash Equivalents (Cost $181,223)		181,223

Total Investments (Cost $17,940,480) -- 100.0%		11,507,787
Other Assets in Excess of Liabilities -- 0.0%		1,736

Net Assets -- 100.0%		$ 11,509,523

Huntington VA Mortgage Securities Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2008

Asset Allocation	Percentage of Market Value

U.S. Government Mortgage Backed Agencies	85.1%
Real Estate Investment Trusts (Includes 7.3% Common Stock and 0.1% Preferred Stock)	7.4%
Cash[1]	5.4%
Collateralized Mortgage Obligations	2.1%
TOTAL	100.0%

1Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2008, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2008

Principal Amount		Value
U.S. GOVERNMENT MORTGAGE BACKED AGENCIES -- 84.8%
	Federal Home Loan Bank -- 5.3%
$ 60,275	Series 6B-2012, Class 1, 5.125%, 4/25/12	$ 63,363
139,398	Series 7I-2012, Class A, 5.000%, 6/15/12	146,077
204,860	Series 00-0606, Class Y, 5.159%, 12/28/12	208,218
64,044	Series SK-2015, Class 1, 5.140%, 8/18/15	64,044

		481,702

	Federal Home Loan Mortgage Corporation -- 36.0%
15,561	Series 2548, Class HA, 4.500%, 1/15/10	15,706
62,480	Pool # M80982, 5.000%, 7/1/12	62,960
69,808	Pool # M81004, 5.000%, 1/1/13	70,344
24,337	Pool # B18052, 4.500%, 3/1/15	24,999
106,468	Series R007, Class AC, 5.875%, 5/15/16	109,553
61,494	Pool # J03237, 5.500%, 8/1/16	63,771
90,519	Series 2770, Class TC, 4.000%, 1/15/18	90,467
30,738	Pool # E96459, 5.000%, 5/1/18	31,736
130,984	Series R005, Class AB, 5.500%, 12/15/18	134,364
50,791	Series 3046, Class YA, 5.000%, 2/15/19	51,095
27,286	Pool # G18008, 4.500%, 9/1/19	28,015
14,135	Pool # G18015, 4.500%, 10/1/19	14,512
230,262	Series R010, Class AB, 5.500%, 12/15/19	235,276
243,076	Series 2541, Class VL, 5.500%, 11/15/20	251,973
	Federal Home Loan Mortgage Corporation -- (continued)
$ 145,687	Pool # G12286, 5.000%, 7/1/21	$ 149,850
119,593	Pool # G12297, 6.000%, 7/1/21	124,040
156,419	Pool # G12425, 5.500%, 10/1/21	161,330
200,000	Series 2542, Class DH, 5.500%, 2/15/22	206,711
190,713	Pool # E02402, 6.000%, 10/1/22	197,792
75,997	Pool # C90779, 5.000%, 1/1/24	78,130
25,056	Pool # C90837, 5.500%, 6/1/24	25,776
168,690	Series 2649, Class OL, 4.500%, 4/15/26	170,337
70,964	Pool # C91000, 6.000%, 11/1/26	73,303
50,000	Series 2672, Class GH, 5.500%, 8/15/31	51,193
300,000	Series 2802, Class MB, 5.500%, 11/15/31	308,429
78,732	Pool # 1G0865, 4.907%, 7/1/35	78,757
177,597	Pool # A55565, 6.000%, 12/1/36	183,182
224,912	Pool # G03498, 5.500%, 11/1/37	230,497

		3,224,098

	Federal National Mortgage Association -- 28.8%
14,355	Series 1994-23, Class PK, 6.000%, 5/25/10	14,493
37,333	Pool # 254955, 4.000%, 10/1/10	37,297
24,188	Pool # 255224, 4.000%, 5/1/11	24,138
88,183	Pool # 254717, 4.500%, 4/1/13	90,105
56,700	Pool # 254914, 4.500%, 9/1/13	58,015
237,687	5.500%, 12/25/16	242,611
229,473	Pool # 786729, 5.500%, 8/1/19	237,180
169,712	Pool # 254501, 5.500%, 9/1/22	174,859
24,185	Pool # 254908, 5.000%, 9/1/23	24,811
14,729	Pool # 255360, 5.000%, 8/1/24	15,102

Principal Amount or Shares		Value
U.S. GOVERNMENT MORTGAGE BACKED AGENCIES -- (continued)
	Federal National Mortgage Association -- (continued)
$ 58,375	Pool # 255711, 5.500%, 4/1/25	$ 60,005
66,696	Pool # 357771, 5.000%, 5/1/25	68,349
56,698	Pool # 255745, 5.500%, 5/1/25	58,643
58,744	Pool # 255767, 5.500%, 6/1/25	60,385
48,740	Pool # 255808, 5.000%, 7/1/25	49,948
61,760	Pool # 256116, 6.000%, 2/1/26	63,740
71,720	Series 1999-13, Class PH, 6.000%, 4/25/29	73,835
27,515	Pool # 721540, 5.000%, 7/1/33	28,169
123,322	Pool # 746683, 5.500%, 10/1/33	126,737
72,127	Pool # 786457, 5.280%, 7/1/34	73,746
42,065	Pool # 845573, 5.614%, 2/1/36	43,071
228,447	Pool # 745511, 5.000%, 4/1/36	233,561
235,002	Pool # 831487, 5.500%, 4/1/36	241,218
228,387	Pool # 868935, 5.500%, 5/1/36	234,427
164,026	Pool # 903812, 5.500%, 12/1/36	168,364
75,745	Pool # 907484, 6.000%, 1/1/37	78,075

		2,580,884

	Government National Mortgage Association -- 14.7%
19,704	Pool # 3590, 5.500%, 8/20/19	20,593
58,185	Pool # 3708, 5.500%, 5/20/20	60,832
74,148	Pool # 3741, 4.500%, 8/20/20	76,572
98,275	Pool # 683937, 6.000%, 2/15/23	103,572
208,147	Pool # 666057, 5.000%, 3/15/23	218,029
200,000	Series 2005-55, Class PD, 5.000%, 5/20/32	206,709
15,625	Pool # 3571, 6.500%, 6/20/34	16,354
231,509	Pool # 605653, 5.500%, 8/15/34	239,159
13,495	Pool # 3637, 5.500%, 11/20/34	13,905
50,840	Pool # 3710, 5.000%, 5/20/35	52,206
71,715	Pool # 650348, 5.500%, 11/15/35	74,062
247,256	Pool # 676974, 5.500%, 5/15/38	255,271

		1,337,264

Total U.S. Government Mortgage Backed Agencies (Cost $7,416,043)		7,623,948

COMMON STOCKS -- 7.3%
	Real Estate Investment Trusts -- 7.3%
1,400	Acadia Realty Trust	19,978
700	Alexandria Real Estate Equities, Inc.	42,238
100	American Campus Communities, Inc.	2,048
500	Boston Properties, Inc.	27,500
400	BRE Properties, Inc.	11,192
1,000	Corporate Office Properties Trust	30,700
1,300	Digital Reality Trust, Inc.	42,705
2,000	Douglas Emmett, Inc.	26,120

Shares or Principal Amounts		Value
COMMON STOCKS -- (continued)
	Real Estate Investment Trusts -- (continued)
1,000	EastGroup Properties, Inc.	$ 35,580
700	Equity Lifestyle Properties, Inc.	26,852
700	Equity Residential	20,874
400	Essex Property Trust, Inc.	30,700
200	Federal Realty Investment Trust	12,416
800	HCP, Inc.	22,216
800	Home Properties, Inc.	32,480
1,300	Host Hotels & Resorts, Inc.	9,841
700	Kimco Realty Corp.	12,796
1,500	Mack-Cali Realty Corp.	36,750
2,000	National Retail Properties, Inc.	34,380
500	Nationwide Health Properties, Inc.	14,360
200	Public Storage, Inc.	15,900
100	Regency Centers Corp.	4,670
500	Simon Property Group, Inc.	26,565
300	SL Green Realty Corp.	7,770
1,000	Tanger Factory Outlet Centers, Inc.	37,620
200	The Macerich Co.	3,632
200	UDR, Inc.	2,758
1,000	Ventas, Inc.	33,570
500	Vornado Realty Trust	30,175

Total Common Stocks (Cost $898,585)		654,386

COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.1%
$ 145,891	Citicorp Mortgage Securities, Inc., 5.500%, 10/25/35	139,596
46,449	Federal Home Loan Bank, 4.800%, 2/25/13	46,532

Total Collateralized Mortgage Obligations (Cost $190,908)		186,128

PREFERRED STOCKS -- 0.1%
	Real Estate Investment Trusts -- 0.1%
300	Simon Property Group, Inc., 6.000%	12,861

Total Preferred Stocks (Cost $21,282)		12,861

CASH EQUIVALENT -- 5.4%
484,594	Huntington Money Market Fund, Interfund Shares, 0.420% (a) (b)	484,594

Total Cash Equivalent (Cost $484,594)		484,594

Total Investments (Cost $9,011,412) -- 99.7%		8,961,917
Other Assets in Excess of Liabilities -- 0.3%		27,872

Net Assets -- 100.0%		$ 8,989,789

See Notes to Portfolio of Investments on page 35.

See Notes which are an integral part of the Financial Statements.

Huntington Funds

Notes to Portfolio of Investments

(a) Investment in affiliate.

(b) Rate disclosed is the seven day yield as of December 31, 2008.

* Non-income producing security.

The categories of investments are shown as a percentage of net assets.

The following abbreviations are used in the Portfolio of Investments:

ADR	--	American Depositary Receipt
PLC	--	Public Liability Co.
REIT	--	Real Estate Investment Trust

Huntington Funds

Statements of Assets and Liabilities

December 31, 2008

	Huntington VA Balanced Fund	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Income Equity Fund

Assets:
Investments, at cost	$222,679	$39,380,559	$13,919,075	$22,991,529

Investments, at value	--	28,839,724	12,268,572	17,817,752
Investments in affiliated securities, at value	225,581	528,197	380,376	357,593

Total Investments	225,581	29,367,921	12,648,948	18,175,345
Income receivable	227	139,192	16,329	42,103
Receivable for investments sold	1,703	--	--	--
Receivable for shares sold	--	1,128	5,101	892
Receivable from Adviser	8,802	--	--	--
Prepaid expenses and other assets	--	3,188	2,389	955

Total assets	236,313	29,511,429	12,672,767	18,219,295
Liabilities:
Cash overdraft	--	--	167	--
Payable for investments purchased	1,696	132,688	--	--
Payable for shares redeemed	1	17,580	577	16,261
Accrued expenses and other payables
Investment adviser fees	18	13,948	6,203	8,862
Administration fees	25	3,138	1,396	1,994
Custodian fees	2	604	269	384
Financial administration fees	4	5,352	690	1,612
Transfer agent fees	3	1,478	693	991
Trustees’ fees	1	--	--	--
Compliance service fees	2	204	91	130
Other	108	4,015	1,805	2,511

Total liabilities	1,860	179,007	11,891	32,745

Net Assets	$234,453	$29,332,422	$12,660,876	$18,186,550

Net Assets Consist of:
Paid in capital	$228,356	$48,770,412	$16,872,636	$27,659,283
Net unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	2,902	(10,012,638)	(1,270,127)	(4,816,184)
Accumulated net realized loss on investments, options and foreign currency transactions	(800)	(9,425,352)	(2,941,633)	(4,666,683)
Accumulated net investment income (loss)	3,995	--	--	10,134

Total Net Assets	$234,453	$29,332,422	$12,660,876	$18,186,550

Shares Outstanding	22,848	4,136,600	2,062,439	2,766,330

Net Asset Value, Redemption Price and Offering Price Per Share:
(Net asset value, offering and redemption price per share)	$10.26	$7.09	$6.14	$6.57

Huntington Funds

Statements of Assets and Liabilities

December 31, 2008

	Huntington VA International Equity Fund	Huntington VA Macro 100 Fund	Huntington VA Mid Corp America Fund	Huntington VA New Economy Fund

Assets:
Investments, at cost	$13,257,054	$6,136,277	$16,785,391	$12,978,886

Investments, at value	8,959,328	4,421,453	14,466,911	7,245,858
Investments in affiliated securities, at value	--	38,903	952,602	1,356,465

Total Investments	8,959,328	4,460,356	15,419,513	8,602,323
Cash	819,287	--	--	--
Foreign currencies, at value (cost $185,583, $-, $- and $-)	186,534	--	--	--
Income receivable	25,969	8,156	17,150	4,024
Receivable for investments sold	--	--	--	160,571
Receivable for shares sold	919	44	192	868
Tax reclaims receivable	1,180	--	--	--
Receivable from Adviser	3,037	--	--	--
Prepaid expenses and other assets	1,191	1,551	1,001	1,317

Total assets	9,997,445	4,470,107	15,437,856	8,769,103
Liabilities:
Options written, at value (premium received $-, $-, $- and $5,861)	--	--	--	4,270
Payable for investments purchased	--	--	--	241,884
Payable for shares redeemed	428	967	9,205	254
Accrued expenses and other payables
Investment adviser fees	4,770	2,385	7,396	4,185
Administration fees	1,073	537	1,664	942
Custodian fees	4,060	96	321	181
Financial administration fees	1,372	742	2,726	1,127
Transfer agent fees	556	287	937	539
Compliance service fees	70	32	108	61
Other	1,677	851	2,597	1,409

Total liabilities	14,006	5,897	24,954	254,852

Net Assets	$9,983,439	$4,464,210	$15,412,902	$8,514,251

Net Assets Consist of:
Paid in capital	$14,761,644	$8,072,952	$17,266,488	$15,279,123
Net unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	(4,297,279)	(1,675,921)	(1,365,878)	(4,374,972)
Accumulated net realized loss on investments, options and foreign currency transactions	(472,710)	(1,932,821)	(487,708)	(2,389,900)
Accumulated net investment income (loss)	(8,216)	--	--	--

Total Net Assets	$9,983,439	$4,464,210	$15,412,902	$8,514,251

Shares Outstanding	992,104	682,938	1,429,223	1,049,424

Net Asset Value, Redemption Price and Offering Price Per Share:
(Net asset value, offering and redemption price per share)	$10.06	$6.54	$10.78	$8.11

Huntington Funds

Statements of Assets and Liabilities

December 31, 2008

	Huntington VA Real Strategies Fund	Huntington VA Rotating Markets Fund	Huntington VA Situs Fund	Huntington VA Mortgage Securities Fund

Assets:
Investments, at cost	$428,052	$6,128,701	$17,940,480	$9,011,412

Investments, at value	243,074	4,704,540	11,326,564	8,477,323
Investments in affiliated securities, at value	38,212	330,812	181,223	484,594

Total Investments	281,286	5,035,352	11,507,787	8,961,917
Cash	40	--	--	--
Income receivable	211	9,694	8,880	37,460
Receivable for shares sold	124	--	2,310	786
Receivable from Adviser	351	--	--	1,040
Prepaid expenses and other assets	1,527	1,503	1,766	1,039

Total assets	283,539	5,046,549	11,520,743	9,002,242
Liabilities:
Payable for investments purchased	12,682	--	--	--
Payable for shares redeemed	9	447	268	1,567
Accrued expenses and other payables
Investment adviser fees	112	2,494	5,499	4,937
Administration fees	25	561	891	1,111
Custodian fees	5	108	--	199
Financial administration fees	369	400	1,830	2,458
Transfer agent fees	12	337	702	415
Compliance service fees	2	37	81	67
Other	--	861	1,949	1,699

Total liabilities	13,216	5,245	11,220	12,453

Net Assets	$270,323	$5,041,304	$11,509,523	$8,989,789

Net Assets Consist of:
Paid in capital	$460,517	$7,211,708	$18,155,334	$9,153,964
Net unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	(146,766)	(1,093,349)	(6,432,693)	(49,495)
Accumulated net realized loss on investments, options and foreign currency transactions	(43,668)	(1,077,055)	(214,185)	(114,680)
Accumulated net investment income (loss)	240	--	1,067	--

Total Net Assets	$270,323	$5,041,304	$11,509,523	$8,989,789

Shares Outstanding	47,700	641,828	1,316,191	846,252

Net Asset Value, Redemption Price and Offering Price Per Share:
(Net asset value, offering and redemption price per share)	$5.67	$7.85	$8.74	$10.62

See Notes which are an integral part of the Financial Statements.

Huntington Funds

Statements of Operations

Year Ended December 31, 2008

	Huntington VA Balanced Fund(1)	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Income Equity Fund

Investment Income:
Dividend income	$--	$2,391,573	$221,022	$990,841
Dividend income from affiliated securities	4,201	7,149	11,924	5,307
Interest income	--	1,557	--	--
Income from securities lending	--	64,505	15,578	28,735

Total investment income	4,201	2,464,784	248,524	1,024,883

Expenses:
Investment adviser fees	30	255,580	111,943	163,336
Administration fees	40	56,960	24,936	36,357
Custodian fees	3	11,075	4,851	7,078
Transfer and dividend disbursing agent fees and expenses	7	12,398	3,527	8,468
Trustees’ fees	1	3,236	1,172	2,191
Auditing fees	26	6,557	2,966	5,135
Legal fees	4,045	1,439	698	1,495
Financial administration fees	209	24,664	8,039	15,538
Printing and postage	5,055	10,237	1,936	4,132
Insurance premiums	1	1,964	1,683	5,377
Compliance service fees	--	1,597	706	1,036
Other	45	1,551	325	872

Total expenses	9,462	387,258	162,782	251,015

Reimbursements from Adviser	(9,431)	--	--	--

Net expenses	31	387,258	162,782	251,015

Net investment income	4,170	2,077,526	85,742	773,868

Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized loss on investment transactions	--	(9,376,967)	(2,959,398)	(4,452,721)
Net realized loss on investment transactions of affiliates	(946)	--	--	--
Net realized gain distributions from investment companies	146 (2)	--	--	--
Net realized gain on option transactions	--	--	17,765	72,668

Net realized loss on investments, options and translation of assets and liabilities in foreign currency transactions	(800)	(9,376,967)	(2,941,633)	(4,380,053)

Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	2,902	(5,761,222)	(5,438,808)	(8,980,108)

Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	2,102	(15,138,189)	(8,380,441)	(13,360,161)

Change in net assets resulting from operations	$6,272	$(13,060,663)	$(8,294,699)	$(12,586,293)

(1) Reflects operations for the period from November 10, 2008 (date of commencement of operations) to December 31, 2008.

(2) Distributions from an affiliated investment company.

Huntington Funds

Statements of Operations

Year Ended December 31, 2008

	Huntington VA International Equity Fund	Huntington VA Macro 100 Fund	Huntington VA Mid Corp America Fund	Huntington VA New Economy Fund

Investment Income:
Dividend income	$412,066	$174,301	$280,205	$101,168
Dividend income from affiliated securities	--	3,273	27,527	36,513
Interest income	52	192	--	467
Income from securities lending	--	241	22,278	21,400
Foreign dividend taxes withheld	(12,173)	--	--	--

Total investment income	399,945	178,007	330,010	159,548

Expenses:
Investment adviser fees	79,751	43,654	145,441	86,984
Administration fees	17,787	9,764	32,391	19,372
Custodian fees	17,094	1,892	6,302	3,769
Transfer and dividend disbursing agent fees and expenses	2,814	1,833	7,602	3,332
Trustees’ fees	762	493	1,728	1,028
Auditing fees	2,016	915	3,572	1,865
Legal fees	441	319	1,109	664
Financial administration fees	9,145	7,257	17,802	10,149
Printing and postage	1,539	288	1,905	1,457
Insurance premiums	5,094	4,645	5,639	4,442
Compliance service fees	478	282	926	560
Other	242	383	627	427

Total expenses	137,163	71,725	225,044	134,049

Reimbursements from Adviser	(5,410)	(167)	--	--

Net expenses	131,753	71,558	225,044	134,049

Net investment income	268,192	106,449	104,966	25,499

Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized loss on investment transactions	(504,096)	(1,917,430)	(487,708)	(2,466,074)
Net realized gain distributions from investment companies	35,852	--	--	--
Net realized gain on option transactions	--	--	--	76,174
Net realized loss on foreign currency transactions	(18,240)	--	--	--

Net realized loss on investments, options and translation of assets and liabilities in foreign currency transactions	(486,484)	(1,917,430)	(487,708)	(2,389,900)

Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(6,424,195)	(1,134,462)	(10,093,940)	(7,295,317)

Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(6,910,679)	(3,051,892)	(10,581,648)	(9,685,217)

Change in net assets resulting from operations	$(6,642,487)	$(2,945,443)	$(10,476,682)	$(9,659,718)

Huntington Funds

Statements of Operations

Year Ended December 31, 2008

	Huntington VA Real Strategies Fund	Huntington VA Rotating Markets Fund	Huntington VA Situs Fund	Huntington VA Mortgage Securities Fund

Investment Income:
Dividend income	$3,356	$137,097	$144,307	$32,003
Dividend income from affiliated securities	393	6,864	3,735	10,023
Interest income	--	129	--	475,913
Income from securities lending	227	19,441	35,243	1,113
Foreign dividend taxes withheld	--	--	(2,258)	--

Total investment income	3,976	163,531	181,027	519,052

Expenses:
Investment adviser fees	1,696	48,469	96,817	62,505
Administration fees	378	10,794	21,611	14,022
Custodian fees	74	2,100	4,245	2,709
Transfer and dividend disbursing agent fees and expenses	119	1,142	4,719	1,826
Trustees’ fees	25	493	1,135	670
Auditing fees	64	672	2,417	1,309
Legal fees	13	297	743	442
Financial administration fees	3,012	5,456	12,907	18,569
Printing and postage	--	714	1,743	1,063
Insurance premiums	4,709	4,677	4,759	4,852
Compliance service fees	10	309	601	354
Other	17	165	637	487

Total expenses	10,117	75,288	152,334	108,808

Reimbursements from Adviser	(7,309)	--	--	(4,339)

Net expenses	2,808	75,288	152,334	104,469

Net investment income	1,168	88,243	28,693	414,583

Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized loss on investment transactions	(43,044)	(1,077,055)	(198,698)	(112,288)
Net realized gain on option transactions	--	--	1,470	--
Net realized loss on foreign currency transactions	--	--	(1,816)	--

Net realized loss on investments, options and translation of assets and liabilities in foreign currency transactions	(43,044)	(1,077,055)	(199,044)	(112,288)

Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(169,451)	(3,108,395)	(7,874,493)	(94,550)

Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(212,495)	(4,185,450)	(8,073,537)	(206,838)

Change in net assets resulting from operations	$(211,327)	$(4,097,207)	$(8,044,844)	$207,745

See Notes which are an integral part of the Financial Statements.

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Balanced Fund	Huntington VA Dividend Capture Fund		Huntington VA Growth Fund
	Period Ended Dec. 31, 2008(1)	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007

Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,170	$2,077,526	$2,098,326	$85,742	$116,313
Net realized gain (loss) on investments and options transactions	(800)	(9,376,967)	2,365,572	(2,941,633)	1,754,178
Net change in unrealized appreciation/depreciation of investment transactions	2,902	(5,761,222)	(7,849,878)	(5,438,808)	1,196,455

Change in net assets resulting from operations	6,272	(13,060,663)	(3,385,980)	(8,294,699)	3,066,946

Distributions to Shareholders:
From net investment income	(175)	(4,166,943)	(1,864,480)	(202,470)	(96,168)
From net realized gains	--	(2,378,660)	(2,630,367)	(1,745,610)	(3,153)
From return of capital	--	(227,011)	--	--	--

Change in net assets resulting from distributions to shareholders	(175)	(6,772,614)	(4,494,847)	(1,948,080)	(99,321)

Change in net assets resulting from capital transactions	228,356	(2,077,214)	5,453,007	(268,719)	(986,258)

Change in net assets	234,453	(21,910,491)	(2,427,820)	(10,511,498)	1,981,367
Net Assets:
Beginning of period	--	51,242,913	53,670,733	23,172,374	21,191,007

End of period	$234,453	$29,332,422	$51,242,913	$12,660,876	$23,172,374

Accumulated net investment income (loss) included in net assets at end of period	$3,995	$--	$2,109,367	$--	$116,313

Capital Transactions:
Shares sold	$228,851	$1,948,137	$4,391,935	$1,948,655	$1,472,327
Dividends reinvested	175	6,771,247	4,494,843	1,948,171	99,317
Shares redeemed	(670)	(10,796,598)	(3,433,771)	(4,165,545)	(2,557,902)

Net change resulting from capital transactions	$228,356	$(2,077,214)	$5,453,007	$(268,719)	$(986,258)

Share Transactions:
Issued	22,903	200,073	336,029	230,659	146,399
Reinvested	17	735,087	345,491	205,765	9,814
Redeemed	(72)	(1,151,843)	(271,939)	(508,537)	(250,060)

Net change resulting from share transactions	22,848	(216,683)	409,581	(72,113)	(93,847)

(1) Reflects operations for the period from November 10, 2008 (date of commencement of operations) to December 31, 2008.

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Income Equity Fund		Huntington VA International Equity Fund		Huntington VA Macro 100 Fund
	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007

Increase (Decrease) in Net Assets
Operations:
Net investment income	$773,868	$767,754	$268,192	$124,568	$106,449	$45,754
Net realized gain (loss) on investments, options and foreign currency transactions	(4,380,053)	2,005,188	(486,484)	317,560	(1,917,430)	592,612
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(8,980,108)	(2,303,656)	(6,424,195)	955,743	(1,134,462)	(897,768)

Change in net assets resulting from operations	(12,586,293)	469,286	(6,642,487)	1,397,871	(2,945,443)	(259,402)

Distributions to Shareholders:
From net investment income	(1,513,037)	(711,838)	(380,841)	(1,842)	(106,150)	(43,954)
From net realized gains	(1,982,596)	(1,314,280)	(317,495)	(20,630)	--	(1,442,335)
From return of capital	(40,886)	--	--	--	--	(172,887)

Change in net assets resulting from distributions to shareholders	(3,536,519)	(2,026,118)	(698,336)	(22,472)	(106,150)	(1,659,176)

Change in net assets resulting from capital transactions	(2,022,575)	(725,284)	2,947,033	5,335,786	(2,257,133)	1,553,173

Change in net assets	(18,145,387)	(2,282,116)	(4,393,790)	6,711,185	(5,308,726)	(365,405)
Net Assets:
Beginning of period	36,331,937	38,614,053	14,377,229	7,666,044	9,772,936	10,138,341

End of period	$18,186,550	$36,331,937	$9,983,439	$14,377,229	$4,464,210	$9,772,936

Accumulated net investment income (loss) included in net assets at end of period	$10,134	$759,259	$(8,216)	$122,673	$--	$--

Capital Transactions:
Shares sold	$1,549,219	$1,424,460	$4,478,472	$6,064,536	$541,486	$1,046,784
Dividends reinvested	3,536,560	2,026,118	698,195	22,471	105,958	1,659,174
Shares redeemed	(7,108,354)	(4,175,862)	(2,229,634)	(751,221)	(2,904,577)	(1,152,785)

Net change resulting from capital transactions	$(2,022,575)	$(725,284)	$2,947,033	$5,335,786	$(2,257,133)	$1,553,173

Share Transactions:
Issued	172,564	112,133	311,961	360,893	62,602	87,202
Reinvested	392,412	156,216	51,219	1,457	16,479	152,237
Redeemed	(797,814)	(328,577)	(175,771)	(44,372)	(360,129)	(95,793)

Net change resulting from share transactions	(232,838)	(60,228)	187,409	317,978	(281,048)	143,646

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Mid Corp America Fund		Huntington VA New Economy Fund		Huntington VA Real Strategies Fund
	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2008	Period Ended Dec. 31, 2007(1)

Increase (Decrease) in Net Assets
Operations:
Net investment income	$104,966	$175,024	$25,499	$102,921	$1,168	$3,304
Net realized gain (loss) on investments, options and foreign currency transactions	(487,708)	1,184,121	(2,389,900)	1,994,049	(43,044)	4,313
Net change in unrealized appreciation/depreciation of investments, options and foreign currency transactions	(10,093,940)	1,188,116	(7,295,317)	(117,212)	(169,451)	22,685

Change in net assets resulting from operations	(10,476,682)	2,547,261	(9,659,718)	1,979,758	(211,327)	30,302

Distributions to Shareholders:
From net investment income	(279,990)	(176,565)	(101,430)	(28,043)	(3,978)	--
From net realized gains	(1,184,121)	(351,953)	(1,994,049)	(338,258)	(5,191)	--
From return of capital	(5,072)	--	(14,925)	--	(924)	--

Change in net assets resulting from distributions to shareholders	(1,469,183)	(528,518)	(2,110,404)	(366,301)	(10,093)	--

Change in net assets resulting from capital transactions	(3,033,630)	(440,214)	1,312,124	2,231,716	250,753	210,688

Change in net assets	(14,979,495)	1,578,529	(10,457,998)	3,845,173	29,333	240,990
Net Assets:
Beginning of period	30,392,397	28,813,868	18,972,249	15,127,076	240,990	--

End of period	$15,412,902	$30,392,397	$8,514,251	$18,972,249	$270,323	$240,990

Accumulated net investment income (loss) included in net assets at end of period	$--	$175,024	$--	$76,131	$240	$3,304

Capital Transactions:
Shares sold	$1,204,325	$1,648,769	$1,712,514	$3,077,901	$292,140	$213,002
Dividends reinvested	1,469,189	528,516	2,110,418	366,300	10,093	--
Shares redeemed	(5,707,144)	(2,617,499)	(2,510,808)	(1,212,485)	(51,480)	(2,314)

Net change resulting from capital transactions	$(3,033,630)	$(440,214)	$1,312,124	$2,231,716	$250,753	$210,688

Share Transactions:
Issued	87,439	89,059	138,289	163,134	33,555	21,170
Reinvested	84,207	28,038	132,132	19,238	1,004	--
Redeemed	(375,131)	(140,581)	(196,281)	(63,781)	(7,811)	(218)

Net change resulting from share transactions	(203,485)	(23,484)	74,140	118,591	26,748	20,952

(1) Reflects operations for the period from August 31, 2007 (date of commencement of operations) to December 31, 2007.

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Rotating Markets Fund		Huntington VA Situs Fund		Huntington VA Mortgage Securities Fund
	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007

Increase (Decrease) in Net Assets
Operations:
Net investment income	$88,243	$115,447	$28,693	$32,779	$414,583	$370,426
Net realized gain (loss) on investments, options and foreign currency transactions	(1,077,055)	678,966	(199,044)	1,226,984	(112,288)	13,640
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(3,108,395)	13,966	(7,874,493)	398,000	(94,550)	(33,675)

Change in net assets resulting from operations	(4,097,207)	808,379	(8,044,844)	1,657,763	207,745	350,391

Distributions to Shareholders:
From net investment income	(203,693)	(81,313)	(25,810)	(61,045)	(782,320)	(181,596)
From net realized gains	(678,966)	(452,797)	(290,432)	(1,027,327)	(17,823)	(1,930)
From return of capital	--	--	(11,503)	--	(8,946)	--

Change in net assets resulting from distributions to shareholders	(882,659)	(534,110)	(327,745)	(1,088,372)	(809,089)	(183,526)

Change in net assets resulting from capital transactions	(516,886)	1,705,771	635,706	4,275,420	(657,619)	2,950,286

Change in net assets	(5,496,752)	1,980,040	(7,736,883)	4,844,811	(1,258,963)	3,117,151
Net Assets:
Beginning of period	10,538,056	8,558,016	19,246,406	14,401,595	10,248,752	7,131,601

End of period	$5,041,304	$10,538,056	$11,509,523	$19,246,406	$8,989,789	$10,248,752

Accumulated net investment income (loss) included in net assets at end of period	$--	$115,447	$1,067	$--	$--	$368,073

Capital Transactions:
Shares sold	$549,999	$1,804,845	$2,908,282	$4,154,950	$2,475,277	$3,738,225
Dividends reinvested	882,517	534,110	327,781	1,088,369	808,450	183,526
Shares redeemed	(1,949,402)	(633,184)	(2,600,357)	(967,899)	(3,941,346)	(971,465)

Net change resulting from capital transactions	$(516,886)	$1,705,771	$635,706	$4,275,420	$(657,619)	$2,950,286

Share Transactions:
Issued	48,491	119,732	244,212	261,173	220,424	334,827
Reinvested	72,366	35,679	24,721	72,831	74,573	16,564
Redeemed	(179,539)	(42,234)	(223,486)	(60,626)	(353,743)	(86,784)

Net change resulting from share transactions	(58,682)	113,177	45,447	273,378	(58,746)	264,607

See Notes which are an integral part of the Financial Statements.

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Return of Capital	Total Distributions

Huntington VA Balanced Fund
2008(2)	$10.00	0.18	0.09	0.27	(0.01)	--	--	(0.01)
Huntington VA Dividend Capture Fund
2004	$11.54	0.47	1.10	1.57	(0.01)	(0.16)	--	(0.17)
2005	$12.94	0.39	0.07	0.46	(0.39)	(0.60)	--	(0.99)
2006	$12.41	0.47	1.49	1.96	(0.46)	(0.30)	--	(0.76)
2007	$13.61	0.47	(1.20)	(0.73)	(0.46)	(0.65)	--	(1.11)
2008	$11.77	0.58	(3.57)	(2.99)	(1.05)	(0.58)	(0.06)	(1.69)
Huntington VA Growth Fund
2004	$8.47	0.04	0.44	0.48	-- (6)	--	--	-- (6)
2005	$8.95	0.04	0.02	0.06	(0.04)	-- (6)	--	(0.04)
2006	$8.97	0.04	0.65	0.69	(0.04)	(0.11)	--	(0.15)
2007	$9.51	0.05	1.34	1.39	(0.04)	-- (6)	--	(0.04)
2008	$10.86	0.05	(3.84)	(3.79)	(0.10)	(0.83)	--	(0.93)
Huntington VA Income Equity Fund
2004	$10.31	0.20	1.20	1.40	--	(0.09)	--	(0.09)
2005	$11.62	0.23	0.12	0.35	(0.19)	--	--	(0.19)
2006	$11.78	0.24	1.20	1.44	(0.24)	(0.36)	--	(0.60)
2007	$12.62	0.27	(0.10)	0.17	(0.24)	(0.44)	--	(0.68)
2008	$12.11	0.31	(4.58)	(4.27)	(0.56)	(0.70)	(0.01)	(1.27)

(1) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(2) Reflects operations for the period from November 10, 2008 (commencement of operations) to December 31, 2008.

(3) Not annualized.

(4) Computed on an annualized basis.

(5) Does not include the effect of expenses of underlying funds.

(6) Amount is less than $0.005.

(7) The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversification did not change (unaudited).

Net Asset Value, End of Period	Total Return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, at End of Period (000 Omitted)	Portfolio Turnover Rate

$10.26	2.68%(3)(5)	0.10%(4)(5)	14.05%(4)(5)	31.88%(4)(5)	(17.72)%(4)(5)	$234	19%(3)

$12.94	13.75%	0.95%	4.72%	0.95%	4.72%	$31,782	88%
$12.41	3.59%	0.93%	4.41%	0.93%	4.41%	$44,194	111%
$13.61	16.59%	0.92%	3.90%	0.92%	3.90%	$53,671	94%
$11.77	(6.13)%	0.92%	3.82%	0.92%	3.82%	$51,243	85%
$7.09	(28.08)%	0.91%	4.88%	0.91%	4.88%	$29,332	65%

$8.95	5.67%	0.95%	0.59%	0.95%	0.59%	$17,933	11%
$8.97	0.72%	0.95%	0.45%	0.95%	0.45%	$19,974	15%
$9.51	7.76%	0.93%	0.48%	0.93%	0.48%	$21,191	19%
$10.86	14.70%	0.94%	0.52%	0.96%	0.50%	$23,172	111%(7)
$6.14	(37.91)%	0.87%	0.46%	0.87%	0.46%	$12,661	84%

$11.62	13.66%	0.93%	2.00%	0.93%	2.00%	$31,348	47%
$11.78	2.98%	0.93%	2.15%	0.93%	2.15%	$35,337	53%
$12.62	12.59%	0.92%	2.03%	0.92%	2.03%	$38,614	73%
$12.11	0.94%	0.91%	1.97%	0.91%	1.97%	$36,332	116%
$6.57	(37.83)%	0.92%	2.85%	0.92%	2.85%	$18,187	96%

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Return of Capital	Total Distributions

Huntington VA International Equity Fund
2004(2)	$10.00	0.03	1.10	1.13	(0.06)	--	--	(0.06)
2005	$11.07	0.06	1.62	1.68	(0.06)	(0.02)	--	(0.08)
2006	$12.67	0.13	3.14	3.27	(0.11)	(0.08)	--	(0.19)
2007	$15.75	0.16	1.99	2.15	-- (5)	(0.03)	--	(0.03)
2008	$17.87	0.26	(7.31)	(7.05)	(0.40)	(0.36)	--	(0.76)
Huntington VA Macro 100 Fund
2004(2)	$10.00	0.05	1.08	1.13	--	--	--	--
2005	$11.13	(0.01)	0.58	0.57	(0.02)	--	--	(0.02)
2006	$11.68	0.05	0.79	0.84	(0.02)	(0.14)	--	(0.16)
2007	$12.36	0.05	(0.34)	(0.29)	(0.05)	(1.70)	(0.18)	(1.93)
2008	$10.14	0.16	(3.60)	(3.44)	(0.16)	--	--	(0.16)
Huntington VA Mid Corp America Fund
2004	$12.55	0.02	2.10	2.12	-- (5)	--	--	-- (5)
2005	$14.67	0.07	1.79	1.86	(0.02)	(0.02)	--	(0.04)
2006	$16.49	0.11	1.07	1.18	(0.07)	(0.20)	--	(0.27)
2007	$17.40	0.11	1.42	1.53	(0.11)	(0.21)	--	(0.32)
2008	$18.61	0.08	(6.95)	(6.87)	(0.19)	(0.77)	--	(0.96)

(1) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(2) Reflects operations for the period from May 3, 2004 (commencement of operations) to December 31, 2004.

(3) Not annualized.

(4) Computed on an annualized basis.

(5) Amount is less than $0.005.

(6) The major cause of increase to portfolio turnover was changes made to the portfolio by the management team based upon changing macroeconomic fundamentals (unaudited).

Net Asset Value, End of Period	Total Return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, at End of Period (000 Omitted)	Portfolio Turnover Rate

$11.07	11.26%(3)	1.00%(4)	0.56%(4)	1.76%(4)	(0.20)%(4)	$403	31%(3)
$12.67	15.21%	1.00%	0.96%	1.78%	0.18%	$2,161	7%
$15.75	25.84%	0.97%	1.31%	1.06%	1.22%	$7,666	10%
$17.87	13.70%	0.98%	1.12%	1.13%	0.97%	$14,377	21%
$10.06	(40.56)%	0.99%	2.02%	1.03%	1.98%	$9,983	16%

$11.13	11.30%(3)	1.00%(4)	1.62%(4)	1.05%(4)	1.57%(4)	$2,324	1%(3)
$11.68	5.14%	1.00%	0.28%	1.04%	0.23%	$7,749	82%
$12.36	7.26%	0.97%	0.49%	0.97%	0.49%	$10,138	213%(6)
$10.14	(2.79)%	0.95%	0.45%	0.95%	0.45%	$9,773	148%
$6.54	(33.91)%	0.98%	1.46%	0.98%	1.46%	$4,464	287%

$14.67	16.91%	0.95%	0.17%	0.95%	0.17%	$17,805	10%
$16.49	12.67%	0.95%	0.49%	0.95%	0.49%	$25,215	7%
$17.40	7.24%	0.93%	0.65%	0.93%	0.65%	$28,814	8%
$18.61	8.75%	0.92%	0.56%	0.92%	0.56%	$30,392	16%
$10.78	(38.83)%	0.93%	0.43%	0.93%	0.43%	$15,413	19%

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Return of Capital	Total Distributions

Huntington VA New Economy Fund
2004	$12.38	(0.03)	2.31	2.28	--	(0.28)	--	(0.28)
2005	$14.38	0.02	1.88	1.90	--	(0.01)	--	(0.01)
2006	$16.27	0.04	1.62	1.66	(0.02)	(0.25)	--	(0.27)
2007	$17.66	0.10	2.10	2.20	(0.03)	(0.38)	--	(0.41)
2008	$19.45	0.03	(9.21)	(9.18)	(0.11)	(2.04)	(0.01)	(2.16)
Huntington VA Real Strategies Fund
2007(3)	$10.00	0.16	1.34	1.50	--	--	--	--
2008	$11.50	0.04 (6)	(5.50)	(5.46)	(0.13)	(0.21)	(0.03)	(0.37)
Huntington VA Rotating Markets Fund
2004	$11.03	0.07	1.17	1.24	(0.05)	(0.33)	--	(0.38)
2005	$11.89	0.09	1.04	1.13	(0.08)	(0.24)	--	(0.32)
2006	$12.70	0.14	2.29	2.43	(0.09)	(0.47)	--	(0.56)
2007	$14.57	0.15	1.16	1.31	(0.13)	(0.71)	--	(0.84)
2008	$15.04	0.15	(6.02)	(5.87)	(0.31)	(1.01)	--	(1.32)

(1) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(2) The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversification did not change (unaudited).

(3) Reflects operations for the period from August 31, 2007 (commencement of operations) to December 31, 2007.

(4) Not annualized.

(5) Computed on an annualized basis.

(6) Per share net investment income (loss) has been calculated using the average daily shares method.

(7) Does not include the effect of expenses of underlying funds.

(8) The portfolio turnover rate increased significantly during the period. This increase was attributable to cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy did not change (unaudited).

Net Asset Value, End of Period	Total Return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, at End of Period (000 Omitted)	Portfolio Turnover Rate

$14.38	18.75%	0.98%	(0.31)%	0.98%	(0.31)%	$5,881	18%
$16.27	13.24%	1.00%	0.18%	1.02%	0.16%	$10,737	49%
$17.66	10.28%	0.96%	0.24%	0.96%	0.24%	$15,127	51%
$19.45	12.50%	0.94%	0.59%	0.94%	0.59%	$18,972	102%(2)
$8.11	(52.65)%	0.93%	0.18%	0.93%	0.18%	$8,514	150%

$11.50	15.00%(4)	1.00%(5)	4.35%(5)	7.01%(5)	(1.65)%(5)	$241	34%(4)
$5.67	(49.00)%	1.00%	0.41%	3.59%	(2.18)%	$270	44%

$11.89	11.63%	0.98%(7)	0.77%(7)	0.98%(7)	0.77%(7)	$6,152	81%
$12.70	9.66%	1.00%(7)	0.75%(7)	1.00%(7)	0.75%(7)	$6,847	44%
$14.57	19.61%	0.97%(7)	1.08%(7)	0.97%(7)	1.08%(7)	$8,558	31%
$15.04	9.03%	0.98%(7)	1.17%(7)	0.98%(7)	1.17%(7)	$10,538	49%
$7.85	(42.03)%	0.93%(7)	1.09%(7)	0.93%(7)	1.09%(7)	$5,041	221%(8)

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Total Distributions

Huntington VA Situs Fund
2004(2)	$10.00	(0.01)	1.98	1.97	--	--	--
2005	$11.97	(0.01)	2.07	2.06	-- (5)	(0.08)	(0.08)
2006	$13.95	-- (5)	0.68	0.68	(0.01)	(0.18)	(0.19)
2007	$14.44	0.02	1.60	1.62	(0.05)	(0.86)	(0.91)
2008	$15.15	0.02	(6.18)	(6.16)	(0.03)	(0.22)	(0.25)
Huntington VA Mortgage Securities Fund
2004(2)	$10.00	0.18	0.41	0.59	--	--	--
2005	$10.59	0.37 (6)	(0.24)	0.13	(0.07)	--	(0.07)
2006	$10.65	0.43 (6)	0.20	0.63	(0.14)	--	(0.14)
2007	$11.14	0.46 (6)	(0.04)	0.42	(0.24)	-- (5)	(0.24)
2008	$11.32	0.51	(0.27)	0.24	(0.92)	(0.02)	(0.94)

(1) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(2) Reflects operations for the period from May 3, 2004 (commencement of operations) to December 31, 2004.

(3) Not annualized.

(4) Computed on an annualized basis.

(5) Amount is less than $0.005.

(6) Per share net investment income (loss) has been calculated using the average daily shares method.

See Notes which are an integral part of the Financial Statements.

Net Asset Value, End of Period	Total Return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, at End of Period (000 Omitted)	Portfolio Turnover Rate

$11.97	19.70%(3)	1.00%(4)	(0.19)%(4)	1.19%(4)	(0.38)%(4)	$1,319	3%(3)
$13.95	17.18%	0.99%	(0.19)%	1.05%	(0.25)%	$8,003	10%
$14.44	4.84%	0.95%	0.01%	0.95%	0.01%	$14,402	17%
$15.15	11.37%	0.94%	0.19%	0.94%	0.19%	$19,246	29%
$8.74	(41.23)%	0.95%	0.18%	0.95%	0.18%	$11,510	21%

$10.59	5.90%(3)	1.00%(4)	3.42%(4)	1.33%(4)	3.09%(4)	$407	51%(3)
$10.65	1.25%	1.00%	3.53%	1.50%	3.03%	$3,208	19%
$11.14	5.89%	0.99%	3.99%	1.15%	3.83%	$7,132	36%
$11.32	3.93%	1.00%	4.09%	1.07%	4.02%	$10,249	17%
$10.62	2.15%	1.00%	3.98%	1.04%	3.94%	$8,990	23%

Huntington Funds

Notes to Financial Statements
December 31, 2008

(1) Organization

The Huntington Funds (the “Trust”) was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). On June 23, 2006, the Original Trusts were reorganized into a single Delaware statutory trust that retained the name of The Huntington Funds. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At December 31, 2008, the Trust operated 33 separate series, or mutual funds, each with its own investment objective and strategy. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered. This report contains financial statements and financial highlights of the funds listed below (each individually referred to as “Fund,” or collectively as the “Funds”):

Huntington VA Balanced Fund (“VA Balanced Fund”)
Huntington VA Dividend Capture Fund (“VA Dividend Capture Fund”)
Huntington VA Growth Fund (“VA Growth Fund”)
Huntington VA Income Equity Fund (“VA Income Equity Fund”)
Huntington VA International Equity Fund (“VA International Equity Fund”)
Huntington VA Macro 100 Fund (“VA Macro 100 Fund”)
Huntington VA Mid Corp America Fund (“VA Mid Corp America Fund”)
Huntington VA New Economy Fund (“VA New Economy Fund”)
Huntington VA Real Strategies (“VA Real Strategies Fund”)
Huntington VA Rotating Markets Fund (“VA Rotating Markets Fund”)
Huntington VA Situs Fund (“VA Situs Fund”), formerly the Huntington VA Situs Small Cap Fund*
Huntington VA Mortgage Securities Fund (“VA Mortgage Securities Fund”)

* On January 24, 2008, the Huntington VA Situs Small Cap Fund changed its name to the Huntington VA Situs Fund. The VA Situs Fund changed its name in connection with its change in investment strategy to focus on situs or geographical location, regardless of the market capitalization.

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Funds are not offered directly to the public, but pursuant to an exemptive order granted by the Securities and Exchange Commission and procedures adopted by the Trust’s Board of Trustees (the “Trustees”), they were sold during the twelve-month reporting period only to separate accounts of Hartford Life Insurance Company, Sun Life Assurance Company of Canada (U.S.) and Transamerica Life Insurance Company for use with their respective variable insurance contracts and policies.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Investment Valuations

The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received. In computing the NAV, current market value is used to value portfolio securities with respect to which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Foreign securities are subject to modification based on significant events, as described below. U.S. government obligations held by the VA Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time), on the day the value of the foreign security is determined. Option contracts are generally valued at the mean of the bid and asked price as reported on the highest volume exchange (in terms of the number of options contracts traded for that issue) on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at the NAV.

Under certain circumstances, a good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available. In such circumstances, the Trust’s Sub-Financial Administrator may request that the Trust’s Pricing Committee make its own fair value determination.

Securities for which market quotations are not readily available are valued at their “fair value.” In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security at issue (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. The final good faith fair valuation of a security is based on an analysis of those factors deemed relevant to the security valuation at issue. With respect to certain narrow categories of securities, the Pricing Committee’s procedures detail specific valuation methodologies to be used in lieu of considering the aforementioned list of factors.

The Funds may use the fair value of a security to calculate their NAV when a market price is not readily available, such as when: (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds’ investment adviser, Huntington Asset Advisors, Inc. (“Advisor”), determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time when the NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Funds’ Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant. Since VA International Equity Fund invests primarily in foreign securities, it is most likely to be affected by this fair valuation methodology. Since VA Real Strategies Fund, VA Rotating Markets Fund and VA Situs Fund invest some of their assets in foreign securities, they may be affected, although to a lesser extent.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

Effective January 1, 2008, the Funds adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

One key component of the implementation of SFAS 157 included the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

  Level 1 - quoted prices in active markets for identical assets.
  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2008:

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		LEVEL 3 - Significant Unobservable Inputs		Total
Fund Name	Investments In Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*	Investments in Securities	Other Financial Investments*
VA Balanced Fund	$225,581	$--	$--	$--	$--	$--	$225,581	$--
VA Dividend Capture Fund	29,367,921	--	--	--	--	--	29,367,921	--
VA Growth Fund	12,648,948	--	--	--	--	--	12,648,948	--
VA Income Equity Fund	18,175,345	--	--	--	--	--	18,175,345	--
VA International Equity Fund	7,258,366	--	1,700,962	--	--	--	8,959,328	--
VA Macro 100 Fund	4,460,356	--	--	--	--	--	4,460,356	--
VA Mid Corp America Fund	15,419,513	--	--	--	--	--	15,419,513	--
VA New Economy Fund	8,602,323	(4,270)	--	--	--	--	8,602,323	(4,270)
VA Real Strategies Fund	276,880	--	4,406	--	--	--	281,286	--
VA Rotating Markets Fund	5,035,352	--	--	--	--	--	5,035,352	--
VA Situs Fund	11,507,787	--	--	--	--	--	11,507,787	--
VA Mortgage Securities Fund	1,151,841	--	7,810,076	--	--	--	8,961,917	--

* Other financial investments are derivative instruments not reflected in the Portfolio of Investments, such as options, which are valued at the unrealized appreciation/(depreciation) on the investments.

B. New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for financial statements issued for periods beginning after November 15, 2008, and interim periods which follow. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

In September 2008, FASB issued Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161”. FAS 133-1 and FIN 45-4 are effective for fiscal years and interim periods ending after November 15, 2008. FAS 133-1 and FIN 45-4 required enhanced disclosures by sellers of credit derivatives and certain guarantees, including the nature of these derivatives, approximate terms, reasons for entering into these instruments, and status of payment/performance risk. The Funds were not impacted by the adoption of these standards.

C. Repurchase Agreements

The Funds may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ Advisor to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. When-Issued and Delayed Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

E. Foreign Exchange Contracts

The VA International Equity Fund, VA Real Strategies Fund and VA Situs Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The VA International Equity Fund, VA Real Strategies Fund and VA Situs Fund may also enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchase contracts are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency translations are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2008, the VA International Equity Fund, VA Real Strategies Fund and VA Situs Fund did not have any foreign currency commitments outstanding.

F. Foreign Currency Translation

Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. VA International Equity Fund, VA Real Strategies Fund and VA Situs Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G. Written Options Contracts

Certain of the Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

The following is a summary of VA Growth Fund’s written option activity for the period ended December 31, 2008:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2007	--	$--
Options written	105	25,003
Options expired	(91)	(17,765)
Options closed	--	--
Options exercised	(14)	(7,238)
Outstanding at 12/31/2008	--	$--

At December 31, 2008, VA Growth Fund had no outstanding options.

The following is a summary of VA Income Equity Fund’s written option activity for the period ended December 31, 2008:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2007	349	$72,668
Options written	--	--
Options expired	(349)	(72,668)
Options closed	--	--
Options exercised	--	--
Outstanding at 12/31/2008	--	$--

At December 31, 2008, VA Income Equity Fund had no outstanding options.

The following is a summary of VA New Economy Fund’s written option activity for the period ended December 31, 2008:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2007	--	$--
Options written	271	295,452
Options expired	(8)	(18,689)
Options closed	(189)	(180,732)
Options exercised	(61)	(90,170)
Outstanding at 12/31/2008	13	$5,861

At December 31, 2008, VA New Economy Fund had the following outstanding options:

Contracts	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation
Salesforce.com, Inc.	Call	January 2009	$30	10	$3,025	$1,045
Strayer Education, Inc.	Call	January 2009	220	3	1,245	546
NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$1,591

The following is a summary of VA Situs Fund’s written option activity for the year ended December 31, 2008:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2007	--	$--
Options written	35	8,695
Options expired	(10)	(1,470)
Options closed	--	--
Options exercised	(25)	(7,225)
Outstanding at 12/31/2008	--	$--

At December 31, 2008, VA Situs Fund had no outstanding options.

H. Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets, to the extent permitted by the 1940 Act, or the rules or regulations thereunder, on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds retain all or a portion of the interest received on investment of collateral or receive a fee from the borrower. Collateral is marked-to-market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although the loan is fully collateralized, if a borrower defaults, a Fund could lose money. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered to be illiquid investments. PFPC Trust Company (“PFPC”) serves as the sub-custodian for the securities lending program. PFPC retains a portion of the earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans.

As of December 31, 2008, the Funds had no securities on loan.

I. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

J. Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on an identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

K. Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid annually for the Funds. Net realized capital gains, if any, are distributed at least annually. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. foreign currency gain/loss, paydowns, distributions and income received from pass through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

Certain of the Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gains and/or as a reduction to the cost of the individual REIT.

L. Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis.

M. Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. In addition to complying with the federal tax requirements applicable to regulated investment companies, the Funds also plan to comply with certain diversification standards applicable to underlying assets of variable annuity contracts in order to avoid taxation on the variable contract owners with respect to earnings allocable to the contract from investments in the Funds.

Withholding taxes on foreign interest, dividends and capital gains with respect to VA International Equity Fund, VA Real Strategies Fund and VA Situs Fund have been provided for in accordance with each applicable country’s tax rules and rates.

As of December 31, 2008, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities*	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
VA Balanced Fund	$222,679	$4,072	$(1,170)	$2,902
VA Dividend Capture Fund	39,786,743	450,236	(10,869,058)	(10,418,822)
VA Growth Fund	13,929,940	773,239	(2,054,231)	(1,280,992)
VA Income Equity Fund	23,326,639	691,056	(5,842,350)	(5,151,294)
VA International Equity Fund	13,261,564	185,925	(4,488,161)	(4,302,236)
VA Macro 100 Fund	6,162,164	98,301	(1,800,109)	(1,701,808)
VA Mid Corp America Fund	16,785,391	2,073,753	(3,439,631)	(1,365,878)
VA New Economy Fund	13,008,422	185,027	(4,591,126)	(4,406,099)
VA Real Strategies Fund	427,812	1,336	(147,862)	(146,526)
VA Rotating Markets Fund	6,128,701	15,240	(1,108,589)	(1,093,349)
VA Situs Fund	17,956,370	867,457	(7,316,040)	(6,448,583)
VA Mortgage Securities Fund	9,012,276	215,864	(266,223)	(50,359)

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
VA Balanced Fund	$175	$--	$175	$--	$175
VA Dividend Capture Fund	5,806,590	739,013	6,545,603	227,011	6,772,614
VA Growth Fund	202,055	1,745,610	1,947,665	415	1,948,080
VA Income Equity Fund	1,774,455	1,721,178	3,495,633	40,886	3,536,519
VA International Equity Fund	450,890	247,446	698,336	--	698,336
VA Macro 100 Fund	105,748	--	105,748	402	106,150
VA Mid Corp America Fund	350,372	1,113,739	1,464,111	5,072	1,469,183
VA New Economy Fund	130,642	1,964,837	2,095,479	14,925	2,110,404
VA Real Strategies Fund	9,169	--	9,169	924	10,093
VA Rotating Markets Fund	239,572	643,084	882,656	3	882,659
VA Situs Fund	26,877	289,365	316,242	11,503	327,745
VA Mortgage Securities Fund	795,407	4,736	800,143	8,946	809,089

* The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during the fiscal year ended December 31, 2007, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
VA Dividend Capture Fund	$4,100,964	$393,883	$4,494,847	$--	$4,494,847
VA Growth Fund	96,168	3,153	99,321	--	99,321
VA Income Equity Fund	711,838	1,314,280	2,026,118	--	2,026,118
VA International Equity Fund	9,862	12,610	22,472	--	22,472
VA Macro 100 Fund	1,220,400	265,889	1,486,289	172,887	1,659,176
VA Mid Corp America Fund	213,177	315,341	528,518	--	528,518
VA New Economy Fund	64,494	301,807	366,301	--	366,301
VA Real Strategies Fund	--	--	--	--	--
VA Rotating Markets Fund	260,862	273,248	534,110	--	534,110
VA Situs Fund	324,816	763,556	1,088,372	--	1,088,372
VA Mortgage Securities Fund	181,596	1,930	183,526	--	183,526

* The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

As of December 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
VA Balanced Fund	$3,995	$--	$3,995	$(800)	$2,902	$6,097
VA Dividend Capture Fund	--	--	--	(9,011,708)	(10,418,822)	(19,430,530)
VA Growth Fund	--	--	--	(2,930,768)	(1,280,992)	(4,211,760)
VA Income Equity Fund	--	--	--	(4,321,439)	(5,151,294)	(9,472,733)
VA International Equity Fund	6,127	--	6,127	(482,543)	(4,301,789)	(4,778,205)
VA Macro 100 Fund	--	--	--	(1,906,934)	(1,701,808)	(3,608,742)
VA Mid Corp America Fund	--	--	--	(487,708)	(1,365,878)	(1,853,586)
VA New Economy Fund	--	--	--	(2,360,364)	(4,404,508)	(6,764,872)
VA Real Strategies Fund	--	--	--	(43,668)	(146,526)	(190,194)
VA Rotating Markets Fund	--	--	--	(1,077,055)	(1,093,349)	(2,170,404)
VA Situs Fund	--	--	--	(197,228)	(6,448,583)	(6,645,811)
VA Mortgage Securities Fund	--	--	--	(113,816)	(50,359)	(164,175)

* The differences between the book-basis unrealized appreciation (depreciation) are attributable primarily to: tax deferral of losses on wash sales, the differences between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of December 31, 2008, the following Funds have net capital loss carryforwards, that expire in the below fiscal years, to offset future net capital gains, if any, to the extent provided by Treasury regulations:

Fund	2016
VA Balanced Fund	$800
VA Dividend Capture Fund	4,101,313
VA Growth Fund	2,158,802
VA Income Equity Fund	2,774,215
VA International Equity Fund	226,000
VA Macro 100 Fund	1,759,976
VA Mid Corp America Fund	438,892
VA New Economy Fund	100,890
VA Real Strategies Fund	23,927
VA Rotating Markets Fund	335,513
VA Situs Fund	157,155
VA Mortgage Securities Fund	100,360

Net capital losses incurred after October 31 and within the taxable year are deemed to arise of the first business day of the Funds’ next taxable year. For the year ended December 31, 2008, the Funds deferred post-October capital losses and post-October currency losses as follows:

Fund	Post- October Losses
VA Dividend Capture Fund	$4,910,395
VA Growth Fund	771,966
VA Income Equity Fund	1,547,224
VA International Equity Fund	256,543
VA Macro 100 Fund	146,958
VA Mid Corp America Fund	48,816
VA New Economy Fund	2,259,474
VA Real Strategies Fund	19,741
VA Rotating Markets Fund	741,542
VA Situs Fund	40,073
VA Mortgage Securities Fund	13,456

The Funds comply with FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing each Fund's tax return to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. FIN 48 includes a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax (i.e., the last four tax year ends and the interim tax period since then). FIN 48 did not impact the Funds’ net assets or result of operations.

(3) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--The Advisor, a subsidiary of The Huntington National Bank, serves as the Funds’ investment adviser. The Advisor receives a fee for its services, computed daily and paid monthly, at an annual rate of 0.60% of the average daily net assets of each Fund, except for VA Balanced Fund, for which the Advisor receives a fee, computed daily and paid monthly, at an annual rate of 0.10% of the average daily net assets of the VA Balanced Fund.

The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled to receive from the Funds and/or to reimburse certain operating expenses of each Fund in order to limit the total operating expenses for each Fund to not more than 1.00% (except VA Balanced Fund) of each Fund’s average daily net assets through at least April 30, 2009. The Advisor has contractually agreed to limit the total operating expenses for the VA Balanced Fund to not more than 0.10% of the VA Balanced Fund’s average daily net assets through at least October 20, 2009. Huntington and the Advisor may also pay out of their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Funds.

Consulting Fee--Laffer Investments, Inc. acts as a consultant (the “Consultant”) to the Advisor for VA Macro 100 Fund. The Advisor pays the Consultant a fee for its services. Neither the Trust nor VA Macro 100 Fund is liable for payment of this fee. Prior to September 1, 2008, the Consultant was a sub-investment advisor of VA Macro 100 Fund and received a fee from the Advisor for its services.

Administrative and Financial Administration Fees--Huntington is the Administrator to the Trust, and Federated Services Company (“FServ”) is the Sub-Administrator. As Administrator, Huntington provides the Funds with certain administrative services. As Sub-Administrator, FServ provides the Funds with certain administrative personnel, and generally assists with the provision of administrative services necessary to operate the Funds. The Administrator pays the Sub-Administrator a fee for its services on behalf of the Trust. Under the Administrative Services Agreement, Huntington also provides portfolio accounting services to the Funds. Huntington has sub-contracted certain fund accounting services to Citi Fund Services Ohio, Inc. (“Citi” or “Sub-Financial Administrator”). Citi is paid directly by Huntington, not the Funds, for these services. The fees paid for administrative, sub-administrative, financial administrative and sub-financial administrative services are based on the level of average net assets of each Fund for the period, subject to minimum fees in certain circumstances. FServ and Edgewood Services, Inc., the Trust’s distributor, are wholly-owned subsidiaries of Federated Investors, Inc.

Huntington provides administrative and financial administration and accounting services at the following annual rate on a tiered basis:

Maximum Administrative Fee	Average Daily Net Assets of the Trust
0.1835%	On the first $4 billion
0.1650%	On the next $2 billion
0.1575%	On the next $2 billion
0.1450%	On assets in excess of $8 billion

There is no minimum annual fee per Fund or class of shares.

Prior to December 1, 2008, Huntington provided administrative services at the following annual rate:

Maximum Administrative Fee	Average Daily Net Assets of the Trust
0.1350%	On the first $4 billion
0.1250%	On the next $3 billion
0.1150%	On assets in excess of $7 billion

Prior to December 1, 2008, Huntington provided accounting services to the Funds. For these services, Huntington was paid an annual fee of 0.0425% on the average daily net assets of the Trust.

Transfer and Dividend Disbursing Agent Fees and Expenses--Unified Fund Services, Inc. (“Unified”), a subsidiary of Huntington, is transfer and dividend disbursing agent for the Funds. For its services, Unified receives a yearly fixed amount per shareholder account, subject to a yearly minimum of $6,000 for each of the Funds. Unified is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Custodian Fees--Huntington serves as custodian to each of the Funds, except VA International Equity Fund. State Street Bank and Trust Company serves as custodian for VA International Equity Fund. The Bank of New York Mellon serves as sub-custodian of VA Real Strategies Fund’s and VA Situs Fund’s foreign assets. Huntington, State Street Bank and Trust Company and The Bank of New York Mellon receive fees based on the level of a Fund's average daily net assets for the period, plus out-of-pocket expenses.

Compliance Services--The Trust has contracted with Huntington to provide a Chief Compliance Officer to the Trust, for which it pays Huntington $125,000.

General--Certain of the officers of the Trust are Officers and/or Directors or Trustees of the above companies.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in a certain affiliated money market fund which is managed by the Advisor. Income distributions earned from investments in this fund are recorded as income in the accompanying financial statements. A summary of each Fund’s investment in such affiliated money market fund (Huntington Money Market Fund) is set forth below:

Fund	12/31/07 Market Value	Purchases	Sales	12/31/08 Market Value	Income
VA Dividend Capture Fund	$917,785	$9,141,841	$(9,531,429)	$528,197	$7,149
VA Growth Fund	820,810	5,187,802	(5,628,236)	380,376	11,924
VA Income Equity Fund	1,142,302	6,276,954	(7,061,663)	357,593	5,307
VA Macro 100 Fund	404,444	2,043,786	(2,409,327)	38,903	3,273
VA Mid Corp America Fund	3,217,231	5,858,870	(8,123,499)	952,602	27,527
VA New Economy Fund	2,328,223	9,876,926	(10,848,684)	1,356,465	36,513
VA Real Strategies Fund	7,938	326,137	(295,863)	38,212	393
VA Rotating Markets Fund	642,481	6,450,415	(6,762,084)	330,812	6,864
VA Situs Fund	381,903	3,905,286	(4,105,966)	181,223	3,735
VA Mortgage Securities Fund	684,767	4,582,069	(4,782,242)	484,594	10,023

Additionally, VA Balanced Fund invests in other funds within the Trust. A summary of the Fund's investments in these affiliated funds is set forth below:

VA Balanced Fund*	12/31/07 Market Value	Purchases	Sales	12/31/08 Market Value	Income
Huntington Money Market Fund	$--	$222,110	$(217,709)	$4,401	$19
Huntington Fixed Income Securities Fund	--	80,511	(15,073)	69,010	342
VA Dividend Capture Fund	--	11,846	(1,790)	9,755	722
VA Growth Fund	--	45,565	(5,028)	40,406	279
VA Income Equity Fund	--	33,234	(4,897)	28,053	1,205
VA International Equity Fund	--	26,575	(3,902)	22,582	588
VA Macro 100 Fund	--	13,572	(1,743)	11,478	271
VA Mid Corp America Fund	--	10,748	(1,757)	9,069	66
VA New Economy Fund	--	12,326	(1,681)	10,134	14
VA Situs Fund	--	6,756	(1,378)	5,654	19
VA Mortgage Securities Fund	--	17,555	(2,214)	15,039	676

* VA Balanced Fund commenced operations on November 10, 2008.

(4) VA Rotating Markets Fund, VA Real Strategies Fund and VA Balanced Fund Structure

The VA Rotating Markets Fund, VA Real Strategies Fund and VA Balanced Fund (“Investing Funds”), in accordance with their prospectuses, seek to achieve their investment objectives by investing in other investment companies (“Underlying Funds”) with similar investment objectives. As a result, investors in the Investing Funds incur expenses of both the Investing Funds and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

(5) Investment Transactions

Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities, for the year ended December 31, 2008, were as follows:

Fund	Purchases	Sales
VA Balanced Fund	$258,688	$39,463
VA Dividend Capture Fund	27,658,075	33,658,144
VA Growth Fund	15,328,581	17,019,578
VA Income Equity Fund	26,074,130	30,036,359
VA International Equity Fund	4,798,631	1,992,290
VA Macro 100 Fund	20,648,510	22,551,492
VA Mid Corp America Fund	4,427,073	6,649,668
VA New Economy Fund	19,676,184	19,201,580
VA Real Strategies Fund	343,906	114,731
VA Rotating Markets Fund	17,259,167	18,130,901
VA Situs Fund	3,929,805	3,382,974
VA Mortgage Securities Fund	679,314	318,656

Purchases and sales of long-term U.S. government securities for the year ended December 31, 2008 were as follows:

Fund	Purchases	Sales
VA Mortgage Securities Fund	$1,595,298	$2,895,141

(6) Other Tax Information (unaudited)

For the year ended December 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

For the taxable year ended December 31, 2008, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Deduction Received
VA Dividend Capture Fund	60%
VA Growth Fund	100%
VA Income Equity Fund	99%
VA Macro 100 Fund	100%
VA Mid Corp America Fund	100%
VA New Economy Fund	100%
VA Real Strategies Fund	15%
VA Rotating Markets Fund	27%
VA Situs Fund	100%

The Funds designate the following amounts as long term capital gain distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earning and profits distributed to shareholders on redemption of shares.

Fund	Amount
VA Dividend Capture Fund	$739,013
VA Growth Fund	1,745,610
VA Income Equity Fund	1,721,178
VA International Equity Fund	247,446
VA Mid Corp America Fund	1,113,739
VA New Economy Fund	1,964,837
VA Rotating Markets Fund	643,084
VA Situs Fund	289,365
VA Mortgage Securities Fund	4,736

Huntington Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
The Huntington Funds

We have audited the accompanying statements of assets and liabilities of the Huntington VA Balanced Fund, Huntington VA Dividend Capture Fund, Huntington VA Growth Fund, Huntington VA Income Equity Fund, Huntington VA International Equity Fund, Huntington VA Macro 100 Fund, Huntington VA Mid Corp America Fund, Huntington VA New Economy Fund, Huntington VA Real Strategies Fund (formerly Huntington VA Situs Small Cap Fund), Huntington VA Rotating Markets Fund, Huntington VA Situs Fund, and Huntington VA Mortgage Securities Fund (twelve of the portfolios constituting The Huntington Funds, collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2008, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios referred to above of The Huntington Funds at December 31, 2008, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Columbus, Ohio
February 13, 2009

Huntington Funds

Board of Trustees and Trust Officers (Unaudited)

The following tables give information about Independent Trustees (Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act), Interested Trustees (Trustees who are “interested persons” of the Trust, as defined in the 1940 Act) and the senior officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Unless otherwise noted, the business address of each person listed below is 2960 North Meridian Street, Suite 300, Attention: Huntington Trust Officer, Indianapolis, IN. Unless otherwise noted, each officer is elected annually. The Huntington Funds consists of 33 portfolios. Each Trustee serves as Trustee for all portfolios of The Huntington Funds. The Funds’ Statement of Additional Information includes additional information about The Huntington Funds’ Trustees and is available, without charge and upon request, by calling 1-800-253-0412.

INTERESTED TRUSTEES’ BACKGROUND

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

B. Randolph Bateman* Age: 59 PRESIDENT AND TRUSTEE Began Serving: February 2008

Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (February 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

Other Directorships Held: None.

Thomas J. Westerfield** Age: 53 TRUSTEE Began serving: January 2001	Principal Occupation: Since August 2005, of Counsel, Dinsmore & Shohl LLP (law firm). Previous Position: From 1993 to 2005, of Counsel, Cors & Bassett LLC (law firm). Other Directorships Held: None.

* B. Randolph Bateman became a Trustee effective February 14, 2008. He has been deemed an Interested Trustee due to the positions he holds with The Huntington National Bank and its subsidiaries.

** Thomas J. Westerfield has been deemed an Interested Trustee due to the position he holds with Dinsmore & Shohl LLP, which may be retained to provide legal services to Huntington.

INDEPENDENT TRUSTEES’ BACKGROUND

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

David S. Schoedinger* Age: 66 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: June 1999

Principal Occupation: Since 1965, Chairman of the Board, Schoedinger Funeral Service. Since 1987, CEO, Schoedinger Financial Services, Inc.

Previous Position: From 1992 to 1993, President, Board of Directors of National Selected Morticians (national trade association for morticians).

Other Directorships Held: None

Tadd C. Seitz Age: 67 TRUSTEE Began serving: July 2006

Principal Occupation: Retired

Previous Positions: Chairman and Chief Executive Officer, the Scotts Company (June 1983 - March 1995); Interim Chief Executive Officer (February 1996 - July 1996).

Other Directorships Held: None

Mark D. Shary Age: 48 TRUSTEE Began serving: July 2006

Principal Occupations: Private investor (2007 - present).

Previous Position: President, Bostech Corporation (2000 - 2002); Chief Executive Officer and President, BestTransport.com, Inc. (2003 to 2007).

Other Directorships Held: None

William H. Zimmer, III Age: 55 TRUSTEE Began Serving: December 2006

Principal Occupation: Assistant Treasurer, Dana Corporation (September 2006 to Present) (manufacturing).

Previous Positions: Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to January 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003).

Other Directorships Held: None

* David S. Schoedinger became Chairman of the Funds on April 30, 2003.

Officers

Name Age Positions Held with Trust Address Date Service Began	Principal Occupation(s) and Previous Positions

Charles L. Davis, Jr. Age: 48 CHIEF EXECUTIVE OFFICER 1001 Liberty Avenue Pittsburgh, PA Began Serving: April 2003

Principal Occupations: Director of Mutual Fund Services, Federated Services Company; Senior Vice President, Federated Securities Corp.; President, Edgewood Services, Inc. and President, Southpointe Distribution Services Inc.

Previous Positions: Director of Sales Administration, Federated Securities Corp., Director of Business Development, Federated Services Company; Business Manager, Mutual Fund Services, Federated Services Company; Director of Investor Relations, MNC Financial, Inc.; and Vice President, Maryland National Bank.

David R. Carson Age: 50 CHIEF COMPLIANCE OFFICER AND ANTI-MONEY LAUNDERING OFFICER 3805 Edwards Road, Suite 3805 Cincinnati, OH Began Serving: September 2005

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer of the Trust (September 2005 to present).

Previous Positions: Treasurer and Assistant Treasurer of the Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Group Marketing Manager, Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

George M. Polatas Age: 46 VICE PRESIDENT 1001 Liberty Avenue Pittsburgh, PA Began Serving: July 2003	Principal Occupations: Assistant Vice President, Federated Services Company; Vice President and Treasurer of various Funds distributed by Edgewood Services, Inc. (January 1997 to present).

Christopher E. Sabato Age: 40 TREASURER 3435 Stelzer Road Columbus, OH Began Serving: May 2005	Principal Occupation: Senior Vice President Fund Services, Citi Fund Services Ohio, Inc. (February 1993 to present).

Alicia G. Powell Age: 33 SECRETARY 1001 Liberty Avenue Pittsburgh, PA Began Serving: May 2007	Principal Occupation: Partner, Reed Smith LLP (January 2008 to present). Previous Position: Associate, Reed Smith LLP (September 2000 to January 2008).

Huntington Funds

Board of Trustees Consideration of Investment Advisory and Subadvisory Agreements for
The Huntington Funds (the “Funds”)

The Board of Trustees (“Board”) is responsible for determining whether to approve the Funds’ investment advisory agreements. At meetings held on August 6 and 7, 2008, the Board, including a majority of the independent Trustees, approved the investment advisory agreements (the “Advisory Agreements”) between Huntington Asset Advisors, Inc. (the “Advisor”) and the Funds. Pursuant to the Advisory Agreements between the Advisor and the Funds, the Advisor provides advisory services to the Funds.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each of the Advisory Agreements, the Board, including a majority of the independent Trustees, considered many factors, among the most material of which are: (1) the nature of the services provided to the Funds by the Advisor in relation to the advisory fees; (2) the individual performance of the Funds; (3) the Advisor’s costs and the profits realized through providing the Funds with advisory services; (4) whether the Advisor has realized or may realize economies of scale in providing services to the Funds and if these economies are shared with the Funds; and (5) a comparison of the fees and performance of comparable funds.

Nature, Extent and Quality of Services in Relation to the Advisory Fee. In considering the nature, extent and quality of the services provided by the Advisor, the Board reviewed information relating to the Advisor’s operations and personnel. Among other things, the Advisor provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff on a Fund-by-Fund basis, and financial information. The Trustees also took into account the financial condition of the Advisor with respect to its ability to provide the services required under the Advisory Agreements. The Board determined that the nature, extent and quality of the services provided by the Advisor in relation to the Advisory fees were acceptable.

Individual Performance of the Funds. The Board reviewed the Funds’ performance record and the Advisor’s management styles and long-term performance records with the Funds in relation to comparable funds and appropriate benchmarks. The Board noted that the Board reviews on a quarterly basis detailed information about the Funds’ performance. The Board also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreements with respect to each of the Funds. In addition to other information provided, the Trustees reviewed each Fund’s performance compared to similar funds based on information provided by Lipper, Inc. (“Lipper”) for the one-, three- and five-year periods ending May 31, 2008, as applicable.

Advisor’s Costs and the Profits Realized Through Providing the Funds With Advisory Services. In considering the reasonableness of the advisory fees, the Board reviewed information provided by the Advisor setting forth all revenues and other benefits, both direct and indirect, received by the Advisor and its affiliates attributable to managing each of the Funds individually, the cost of providing such services and the resulting profitability to the Advisor and its affiliates from these relationships. The Trustees also took into account the Advisor’s agreement to limit the total annual expenses of each Fund to 1.0% of its net assets, until April 30, 2008. The Trustees determined that the profitability of the Advisor was acceptable in relation to the nature and quality of services provided to the Funds.

Economies of Scale in Providing Services to the Funds and Whether These Economies are Shared With the Funds. The Board also considered the effect of the Funds’ growth and size on their performance and fees. The Board considered the fees under the Advisory Agreements for each Fund and possible economies of scale that may be realized as the assets of the Funds grow. The Board also noted that if the Funds’ assets increase over time, the Advisor may realize economies of scale. The Board concluded that none of the Funds was currently large enough to have realized economies of scale. However, the Board noted that the administrative fee charged to all of the Funds included fee breakpoints, which allowed the Funds to realize economies of scale as the assets of the Funds increased over time.

Comparison of the Fees and Performance of Comparable Funds. With respect to the Funds’ performance and fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board also received information concerning fees charged by the Advisor to other accounts but did not consider that information to be as relevant in light of the differences in services provided.

Other Considerations. The Board also requests and receives substantial and detailed information about the Funds and the Advisor on a regular basis. The Advisor provides much of this information at each regular meeting of the Board and furnishes additional reports in connection with the Board’s formal review of the Advisory Agreements. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the Advisory Agreements is informed by reports covering such matters as the Advisor’s investment philosophy, personnel, and processes; operating strategies; the Funds’ short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance; the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the Funds by the Advisor and its affiliates; compliance and audit reports concerning the Funds (including communications from regulatory agencies), as well as the Advisor’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Funds and/or the Advisor are responding to them. In the course of their deliberations regarding the Advisory Agreements, the Board also evaluated, among other things, the Advisor’s ability to supervise each of the Fund’s other service providers and their compliance programs.

The Board based its decision to approve the Advisory Agreements on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to each of the Funds, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the Advisory Agreements reflects its determination that the Advisor’s performance and actions provide an acceptable basis to support the decision to continue the existing arrangements.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decisions. In each case, the Board concluded that the Funds’ performance was acceptable and that the Funds’ advisory and total fees were reasonable in light of the quality and nature of services provided by the Advisor and its affiliates.

In approving the Advisory Agreements, the Board determined not to renew the investment subadvisory agreement between the Advisor and Laffer Investments, Inc. (“Laffer”) with respect to the VA Macro 100 Fund. The Advisor subsequently assumed day-to-day management of the Fund.

Huntington VA Mortgage Securities Fund

Among other data considered, the Trustees noted that the Fund underperformed its benchmarks for the one-year periods ended December 31, 2007 and December 31, 2005. The Fund outperformed its benchmarks for the one-year period ended December 31, 2006. The Fund performed above its Lipper peer group for the one- and three-year periods ended May 31, 2008. The Trustees also noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians of its peer group.

Huntington VA Growth Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmarks for the one-year period ended December 31, 2007 and underperformed its benchmarks for the one-year periods ended December 31, 2006 and December 31, 2005. The Fund performed above its Lipper peer group for the one-year period ended May 31, 2008, at the median of its Lipper peer group for the same three-year period and below its Lipper peer group for the same five-year period. The Trustees also noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians of its peer group.

Huntington VA Income Equity Fund

Among other data considered, the Trustees noted that the Fund underperformed its benchmarks for the one-year periods ended December 31, 2007, December 31, 2006 and December 31, 2005. The Fund performed below its Lipper peer group for the one-, three- and five-year periods ended May 31, 2008. The Trustees noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians of its peer group.

Huntington VA Rotating Markets Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmarks for the one-year periods ended December 31, 2007, December 31, 2006, and December 31, 2005. The Fund underperformed its Lipper peer group for the one-year period ended May 31, 2008, but outperformed its Lipper peer group for the same three- and five-year periods. The Trustees noted that the Fund’s combined net advisory and administrative fee was below the median of its peer group, but that its total expenses were above the median of its peer group.

Huntington VA Dividend Capture Fund

Among other data considered, the Trustees noted that the Fund outperformed one of its two benchmarks for the one-year periods ended December 31, 2007 and December 31, 2006. The Fund underperformed its benchmarks for the one-year period ended December 31, 2005. The Fund outperformed its Lipper peer group for the one-year period ended May 31, 2008, and underperformed its Lipper peer group for the same three- and five-year periods. The Trustees also noted that the Fund’s combined net advisory and administrative fee was below the median of its peer group, but its total expenses were at the median of its peer group.

Huntington VA International Equity Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmarks for the one-year periods ended December 31, 2007 and December 31, 2005. The Fund outperformed one of its two benchmarks for the one-year period ended December 31, 2006. The Fund outperformed its Lipper peer group for the one- and three-year periods ended May 31, 2008. The Trustees also noted that the Fund’s combined net advisory and administrative fee and its total expenses were below the medians of its peer group.

Huntington VA Macro 100 Fund

Among other data considered, the Trustees noted that the Fund underperformed its benchmarks for the one-year periods ended December 31, 2007 and December 31, 2006. The Fund outperformed one of its two benchmarks for the one-year period ended December 31, 2005. The Fund underperformed its Lipper peer group for the one- and three-year periods ended May 31, 2008. The Trustees noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians of its peer group.

Huntington VA Mid Corp America Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmarks for the one-year periods ended December 31, 2007 and December 31, 2005. The Fund underperformed its benchmarks for the one-year period ended December 31, 2006. The Fund outperformed its Lipper peer group for the one-, three- and five-year periods ended May 31, 2008. The Trustees also noted that the Fund’s combined advisory and administrative fee and its total expenses were above the medians of its peer group.

Huntington VA New Economy Fund

Among other data considered, the Trustees noted that the Fund outperformed two of its three benchmarks for the one-year periods ended December 31, 2007 and December 31, 2006. The Fund outperformed its benchmarks for the one-year period ended December 31, 2005. The Fund underperformed its Lipper peer group for the one-, three- and five-year periods ended May 31, 2008. The Trustees noted that the Fund’s combined net advisory and administrative fee was below the median of its peer group, but that its total expenses were above the median of its peer group.

Huntington VA Real Strategies Fund

Among other data considered, the Trustees noted that the Fund outperformed both its Lipper peer group and its benchmark for the quarter ended June 30, 2008. The Trustees noted that the Fund’s combined net advisory and administrative fee was below the median of its peer group.

Huntington VA Situs Fund

Among other data considered, the Trustees noted that the Fund outperformed its benchmarks for the one-year periods ended December 31, 2007 and December 31, 2005. The Fund underperformed its benchmarks for the one-year period ended December 31, 2006. The Fund outperformed its Lipper peer group for the one- and three-year periods ended May 31, 2008. The Trustees also noted that the Fund’s combined net advisory and administrative fee and its total expenses were below the medians of its peer group.

Huntington Funds

Board of Trustees’ Consideration of Investment Advisory Agreement for the
Huntington VA Balanced Fund (the “Fund”)

At a meeting held on September 17, 2008, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the “Advisory Agreement”) between Huntington Asset Advisors, Inc. (the “Advisor”) and the Fund. Pursuant to the Advisory Agreement between the Advisor and the Fund, the Advisor provides advisory services to the Fund.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, considered many factors, the most material of which were: (1) the nature, extent and quality of the services to be provided to the Fund by the Advisor in relation to the advisory fee; (2) whether the Advisor will realize economies of scale in providing services to the Fund and if these economies will be shared with the Fund; and (3) a comparison of the fees of comparable funds. Performance, costs of services and profitability were not considered as the Fund had not commenced operations.

Nature, Extent and Quality of Services in Relation to the Advisory Fee. In considering the nature, extent and quality of the services to be provided by the Advisor, the Board reviewed information relating to the Advisor’s operations and personnel. Among other things, the Advisor provided descriptions of its organizational and management structure, biographical information about its supervisory and portfolio management staff, and financial information. The Trustees also took into account the financial condition of the Advisor with respect to its ability to provide the services required under the Advisory Agreement. The Board was very familiar with the services to be provided by the Advisor as the Advisor serves as such for the other funds in The Huntington Funds complex. The Board determined that the nature, extent and quality of the services to be provided by the Advisor, in relation to the Advisory fee, were acceptable.

Economies of Scale in Providing Services to the Fund and Whether these Economies Will be Shared with the Fund. The Board also considered the effect of the Fund’s size on its fees. The Board considered the fees under the Advisory Agreement and possible economies of scale that may be realized as the assets of the Fund grow. The Board also noted that if the Fund’s assets increase over time, the Advisor may realize economies of scale. The Board concluded that in the near future, the Fund would likely not be large enough to realize economies of scale. In addition, the Board also noted that the administration fee charged to the Fund included fee breakpoints, which allowed the Fund to realize economies of scale as the assets of the Fund increase over time.

Comparison of the Fees and Total Expenses of Comparable Funds. With respect to the Fund’s fee, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board noted that the proposed fee and total expenses appeared to be in line with the comparisons.

Other Considerations. The Board also requests and receives substantial and detailed information about the other funds in The Huntington Complex on a regular basis. The Advisor provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the Board’s formal review of other advisory arrangements. The Board may also receive information in between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the advisory relationship also included reports covering such matters as: the Advisor’s investment philosophy, personnel, and processes; operating strategies; the other Huntington Funds’ short- and long term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance. The Board also considers reports concerning the other Huntington Funds’ expenses (including the advisory fee itself and the overall expense structure of the other Huntington Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the other Huntington Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the other Huntington Funds by the Advisor and its affiliates; compliance and audit reports concerning the other Huntington Funds (including communications from regulatory agencies), as well as the Advisor’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the other Huntington Funds and/or the Advisor are responding to them. In the course of their deliberations regarding the Advisory Agreement, the Board also evaluated, among other things, the Advisor’s ability to supervise the Fund’s other service providers and their compliance programs.

The Board based its decision to approve the Advisory Agreement on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations.

The Board did not consider any one of the factors identified above to be determinative.

Huntington Funds

Supplemental Information (Unaudited)
Shareholder Expense Example

Fund Expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2008 to December 31, 2008.

Actual Expenses. The “actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line together with the amount you invested to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The “hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios, and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as withdrawal charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the separate accounts, variable annuity contracts or variable life insurance policies. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value, July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During Period(1)	Annualized Expense Ratio
VA Balanced Fund
Actual*	$ 1,000.00	$ 1,026.80	$ 0.14	0.10%
Hypothetical(2)	$ 1,000.00	$ 1,024.50	$ 0.51	0.10%
VA Dividend Capture Fund
Actual	$ 1,000.00	$ 780.30	$ 4.21	0.94%
Hypothetical(2)	$ 1,000.00	$ 1,020.27	$ 4.78	0.94%
VA Growth Fund
Actual	$ 1,000.00	$ 664.10	$ 3.68	0.88%
Hypothetical(2)	$ 1,000.00	$ 1,020.58	$ 4.48	0.88%
VA Income Equity Fund
Actual	$ 1,000.00	$ 772.80	$ 4.23	0.95%
Hypothetical(2)	$ 1,000.00	$ 1,020.22	$ 4.84	0.95%
VA International Equity Fund
Actual	$ 1,000.00	$ 646.20	$ 4.14	1.00%
Hypothetical(2)	$ 1,000.00	$ 1,019.97	$ 5.09	1.00%
VA Macro 100 Fund
Actual	$ 1,000.00	$ 773.90	$ 4.46	1.00%
Hypothetical(2)	$ 1,000.00	$ 1,019.97	$ 5.09	1.00%
VA Mid Corp America Fund
Actual	$ 1,000.00	$ 630.60	$ 3.93	0.96%
Hypothetical(2)	$ 1,000.00	$ 1,020.17	$ 4.89	0.96%
VA New Economy Fund
Actual	$ 1,000.00	$ 531.20	$ 3.69	0.96%
Hypothetical(2)	$ 1,000.00	$ 1,020.17	$ 4.89	0.96%
VA Real Strategies Fund
Actual	$ 1,000.00	$ 444.70	$ 3.63	1.00%
Hypothetical(2)	$ 1,000.00	$ 1,019.97	$ 5.09	1.00%
VA Rotating Markets Fund
Actual	$ 1,000.00	$ 659.40	$ 4.00	0.96%
Hypothetical(2)	$ 1,000.00	$ 1,020.17	$ 4.89	0.96%
VA Situs Fund
Actual	$ 1,000.00	$ 661.30	$ 4.09	0.98%
Hypothetical(2)	$ 1,000.00	$ 1,020.07	$ 4.99	0.98%
VA Mortgage Securities Fund
Actual	$ 1,000.00	$ 1,009.50	$ 5.05	1.00%
Hypothetical(2)	$ 1,000.00	$ 1,019.97	$ 5.09	1.00%

(1) Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds’ Adviser for the period beginning July 1, 2008 through December 31, 2008. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(2) Hypothetical assumes 5% annual return before expenses.

* Information shown reflects values using the expense ratio for the period from November 10, 2008 (date of commencement of operations) to December 31, 2008.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning each Fund’s objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonvafunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the first and third quarters of their fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonvafunds.com by selecting “Form N-Q.”

[Logo of Huntington Funds]

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. is the Administrator and Financial Administrator of The Huntington Funds and is the Custodian of certain Funds. State Street Bank and Trust Company is also a Custodian to one of the Funds. Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, serves as Investment Adviser to the Funds. Federated Services Co. and Edgewood Services, Inc., the Sub-Administrator and Distributor of The Huntington Funds, respectively, are not affiliated with The Huntington National Bank.

Cusip 446327165
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Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is William H. Zimmer III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2008: $407,400
Fiscal year ended 2007: $364,300

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2008: $6,500
Fiscal year ended 2007: $6,000

Fees for 2008 and 2007 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing.  Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $6,500 and $6,000 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2008: $118,050
Fiscal year ended 2007: $71,800

Fees for 2008 and 2007 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2008: $0
Fiscal year ended 2007: $0

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit and Non-Audit Services Pre-Approval Policies and Procedures

I.   Purpose

     Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of The Huntington Funds (the “Fund”) is responsible for the appointment, compensation and oversight of the work of the Fund’s independent auditor.  As part of this responsibility, the Audit Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Fund in order assure that they do not impair the auditor’s independence from the Fund.  In addition, the Audit Committee also must pre-approve its independent auditor’s engagement for non-audit services with the Fund’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and/or financial reporting of the Fund.

     To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Fund’s independent auditor may not provide to the Fund, as well as the Audit Committee’s administration of the engagement of the independent auditor.  Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) a general pre-approval, or (ii) a specific pre-approval (where a specific type of service is authorized, generally subject to a fee maximum).  General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures.  Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.  Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Fund may be performed by the independent auditor under pre-approvals.

   II.  General Pre-Approval Policies

     It is the policy of the Audit Committee that audit and non-audit services to be performed by the Fund’s independent auditor be pre-approved only when in the best interests of the Fund’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence.  In granting any pre-approval, consideration shall be given to:

     1.    the qualifications of the auditor to perform the services involved;

     2.    the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

     3.    the permissibility of the services under applicable rules and guidance of the SEC;

     4.    the effect, if any, of the performance of the proposed services on the auditor's independence;

     5.    the effect of the compensation for the proposed services on the auditor's independence; and

     6.    the effect, if any, of the proposed services on the Fund's ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Fund's independent auditor may not include the following:

     1.    Bookkeeping or other services related to the accounting records or financial statements of the audit client;

     2.    Financial information systems design and implementation;

     3.    Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

     4.    Actuarial services;

     5.    Internal audit outsourcing services;

     6.    Management functions or human resources;

     7.    Broker-dealer, investment adviser or investment banking services; and

     8.    Legal services and expert services unrelated to the audit.

III. Procedures for Pre-Approval by the Audit Committee

     1.    Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Fund.

     2.    All requests for pre-approval shall be made to the full Audit Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Fund's Board of Trustees) whenever practicable.

     3.    Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

     4.    If consideration of a request for pre-approval on the dates identified in Section III(2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee.  The Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit Committee under procedures set forth in Section IV below.

     5.    Requests for pre-approval may include, but are not limited to, the following services:

           a.   audit engagement, particularly for interim periods;

           b.   tax compliance, tax planning, and tax advice;

           c.   review and consents with respect to use of reports in post-effective amendments to the registration statements of the Fund;

           d.   review of IRS shareholder materials;

           e.   review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

           f.   market research and strategic insights.

     6. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

        In accordance with PCAOB Rule 3524, requests for pre-approval of permissible tax services by the independent auditor must have the following items described in writing for the audit committee:

           a.   the scope of the proposed tax service,
           b.   the fee structure for the engagement,
           c.   any side letters, amendments to the engagement letter or any other agreements, whether oral, written, or otherwise, relating to the service between the audit firm and the Funds, and
           d.   any compensation arrangements or other agreements between the audit firm and any third party with respect to promoting, marketing, or recommending a transaction covered by the proposed tax service.

The audit firm should discuss with the Audit Committee, the potential effect of the proposed tax service(s) on the audit firm's independence.

     7.    Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

     8.    The Audit Committee's action on a request for pre-approval shall be recorded in the Audit Committee's minutes.

     9.    The Audit Committee's action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Fund's management.

     10.   The Audit Committee's action on a request for pre-approval shall be reported to the full Board of Trustees.

     11.   Pre-approvals will be granted for a period of no more than one year.

IV.  Procedures for Pre-Approval by a Delegate of the Audit Committee

     1.    Where it has been determined by the Chairman of the Audit Committee that consideration of a request for pre-approval by the full Audit Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Audit Committee appointed by the Audit Committee as its delegate (the "Delegate") for this purpose.  (As of the date of the adoption of these guidelines and procedures, Mark D. Shary has been so appointed, and such appointment may be revoked or modified by the Audit Committee at any time.)

     2.    Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Fund.

     3.    Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hour prior) to the proposed commencement of the engagement.

     4.    Requests for pre-approval may include, but are not limited to, the following services:

           a.   audit engagement, particularly for interim periods;

           b.   tax compliance, tax planning, and tax advice;

           c.   review and consents with respect to use of reports in post-effective amendments to the registration statements of the Fund;

           d.   review of IRS shareholder materials;

           e.   review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

           f.   market research and strategic insights.

     5.    Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

     6.    Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

     7.    The Delegate's action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Fund's management.

     8.    Pre-approvals by the Delegate shall be reviewed by the Audit Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner.  An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the Chairman of the Audit Committee.

     9.    Pre-approvals by the Delegate may be modified or revoked by the Audit Committee, but will not absolve a Fund of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

     10.   The results of the Audit Committee's review of the Delegate's action on a request for pre-approval shall be recorded in the Audit Committee's minutes and reported to the full Board of Trustees.

     11.   Pre-approvals will be granted by the Delegate for a period of no more than one year.

V.   Procedures for Monitoring Engagements Authorized Under Pre-Approval Procedures

     The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval.  The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter.  Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

VI.  Amendment

     These Policies and Procedures may be amended or revoked at any time by the Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

Adopted May 4, 2006 and revised February 14, 2007 and October 23, 2007

(e)(2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(b)   Fiscal year ended 2008- 5%
          Fiscal year ended 2007- 8%

Percentage of services provided to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant's audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst and Young for the Funds and certain entities (including the adviser (excluding sub-adviser) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (Funds)), totaled $194,050 and $90,000 in 2008 and 2007, respectively, which includes the Funds’ tax fees above in Section I and tax fees for Huntington's Trust Department related to settlement funds where Huntington National Bank is the executor.

(h) The registrant's Audit Committee has considered whether the provision of nonaudit services that were rendered to registrant's investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Schedule of Investments.

(a) Not applicable.
(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

  Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Act are attached hereto.
(a)(3) Not applicable.
(b)(2) Certifications pursuant to Rule 30a-2(a) under the Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                      The Huntington Funds

By (Signature and Title)*                                                      /s/ Charles L. Davis, Jr.
Charles L. Davis, Jr., Chief Executive Officer and Principal Executive Officer

Date:  March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                                                      /s/ Charles L. Davis, Jr.
Charles L. Davis, Jr., Chief Executive Officer and Principal Executive Officer

Date:  March 6, 2009

By (Signature and Title)*                                                      /s/ Christopher E. Sabato
           Christopher E. Sabato, Treasurer and Principal Financial Officer

Date:  February 27, 2009

*Print the name and title of each signing officer under his or her signature.